SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
Post-Effective Amendment No. 4	[]
(File No.)333-227506
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ ]
Amendment No. 117	[X]
(File No. 811-04298)
(Check appropriate box or boxes.)

Exact Name of Registrant:

RiverSource Variable Life Separate Account

Name of Depositor:

RIVERSOURCE LIFE INSURANCE COMPANY

Address of Depositor's Principal Executive Offices, Zip Code

Depositor's Telephone Number, including Area Code:

70100 Ameriprise Financial Center

Minneapolis, MN 55474

(800) 862-7919

Name and Address of Agent for Service:

Dixie Carroll, Esq.

5229 Ameriprise Financial Center

Minneapolis, MN 55474

Approximate Date of Proposed Public Offering N/A

------------------------------------

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)

[X]on May 1, 2020 pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
May 1, 2020
RiverSource®
Variable Universal Life 6 Insurance
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-862-7919 (Service Center) Website address: riversource.com/lifeinsurance RiverSource Variable Life Separate Account
This prospectus contains information that you should know about the life insurance policy before investing in RiverSource Variable Universal Life 6 Insurance (VUL 6).
The purpose of the policy is to provide life insurance protection on the life of the Insured and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death. You may direct your Net Premiums or transfers to:
•	A Fixed Account to which we credit interest.
•	Indexed Accounts to which we credit interest.
•	Subaccounts that invest in underlying Funds.
Prospectuses are available for the Funds that are investment options under the policy. Please read all prospectuses carefully and keep them for future reference.
RiverSource Life has not authorized any person to give any information or to make any representations regarding the policy other than those contained in this prospectus or the Fund prospectuses. Do not rely on any such information or representations. All material state variations are disclosed in the prospectus.
Please note that your investments in a policy and its underlying Funds:
•	Are NOT deposits or obligations of a bank or financial institution;
•	Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and
•	Are subject to risks including loss of the amount you invested and the policy ending without value.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested. Before you invest, be sure to ask your sales representative about the policy’s features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may or may not be authorized to offer you several different variable life insurance policies in addition to the policy described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.
For your convenience, we have defined certain words and phrases used in this prospectus in the “Key Terms” section.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your underlying funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from RiverSource Life. Instead, the reports will be made available on a website, and you will be notified each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive fund shareholder reports and other communications from RiverSource Life electronically by visiting ameriprise.com/e-delivery.

RiverSource Variable Universal Life 6 Insurance — Prospectus    1

You may elect to receive all future reports in paper free of charge. You can inform RiverSource Life that you wish to continue receiving paper copies of your shareholder reports by calling our Service Center at 1-800-862-7919. Your election to receive reports in paper will apply to all funds available under your variable universal life policy.
Effects of COVID-19 Pandemic
The coronavirus disease 2019 (“COVID-19”) public health crisis presents ongoing significant economic and societal disruption, and has driven significant volatility in the equity and interest rate markets. Any periods of continued high market volatility, and your individual circumstances (e.g., your selected allocations and the timing of any purchase payments, transfers, or withdrawals), will affect values under your policy. As part of how we maintain our strong financial strength and claims-paying ability, we continue to reserve amounts for our contractual obligations in accordance with significant state solvency regulations. The extent to which the COVID-19 pandemic may impact financial markets, investment performance under your policy, and our financial strength and claims-paying ability will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities, market participants, and other third parties in response to the pandemic.
We have implemented comprehensive strategies to address the operating environment spurred by the pandemic.  To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and government authorities. We have been satisfying elevated customer service volumes and our operations teams have continued to operate successfully and without disruptions in service. Our pandemic strategy is flexible and scalable and takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters and catastrophes, including the COVID-19 pandemic, may have over near- or longer-term periods.

2    RiverSource Variable Universal Life 6 Insurance — Prospectus

RiverSource Variable Universal Life 6 Insurance — Prospectus    3

4    RiverSource Variable Universal Life 6 Insurance — Prospectus

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy or surrender the policy.
Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Premium Expense Charge	When you pay premium.	4% of each premium payment.

State Premium Taxes	When you pay premium, as part of the premium expense charge.	A portion of the premium expense charge is used to pay state premium taxes imposed on us by state and governmental subdivisions. See discussion under “Premium Expense Charge.”

Surrender Charge(a)	When you surrender your policy for its full Cash Surrender Value, or the policy Lapses, during the first ten years and for ten years after requesting an increase in the Specified Amount. The rates to the right are the initial Surrender Charge. These rates decrease monthly until it is zero at the end of year 10.	Rate per $1,000 of initial Specified Amount:
Minimum: $11.13 — Female, Standard NonTobacco, Age 0.
Maximum:$ 57.00 — Male, Standard Tobacco, Age 63.

Representative Insured: $18.17 — Male, Super Preferred Nontobacco, Age 35.

Partial Surrender Charge	When you surrender part of the value of your policy.	The lesser of:
• $25; or
• 2% of the amount surrendered.

Accelerated Benefit Rider for Terminal Illness Charge(ABRTI)	Upon payment of the accelerated benefit.	In AL, if the Accelerated Benefit payment is $25,000 or greater, the fee will be $250. For Accelerated Benefit payments less than $25,000, the fee will be 1% of the Accelerated Benefit payment. In FL, the fee is $100 per Accelerated Benefit payment. For all other states, the fee will be $250. The maximum aggregate charge for all Accelerated Benefits advanced is $500.

Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds	When you take a loan or surrender and proceeds are sent by express mail or electronic fund transfer.	• $30 — United States.
• $35 — International.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.

RiverSource Variable Universal Life 6 Insurance — Prospectus    5

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.
Periodic Charges Other than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance Charge(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk:
Minimum: $.005 — Female, Standard Nontobacco, Age 4: Duration 1.
Maximum: $83.333 — Male, Standard Nontobacco, attained age 112:

Representative Insured: Male, Super Preferred Nontobacco, Age 35: Duration 1.
Guaranteed: $.075 per month
Current: $.0075 per month

Policy Fee	Monthly.	$10.00 per month for initial Specified Amounts below $1,000,000; and
$0 per month for initial Specified Amounts of $1,000,000 and above.

Administrative Charge	Monthly.	Rate per $1,000 of initial Specified Amount:
Minimum: $.087 — Female, Standard Nontobacco, Age 0.
Maximum: $6.205 — Male, Standard Tobacco, Age 90.

Representative Insured: Male, Super Preferred Nontobacco, Age 35.
Guaranteed: $0.220 per month, years 1-20; $ 0.11 per month, years 21+.
Current: $0.156 per month, years 1-10; $0 per month, years 11+.

Mortality and Expense Risk Charge	Daily.	Annual rate of 0.00% applied monthly to the Variable Account Value.

Indexed Account Charge(b)	Monthly.	Annual rate of 0.60% applied monthly.

Interest Rate on Loans	Charged daily and due at the end of the policy year.	• 4% for policy years 1-10;
• 2.25% for policy years 11+.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(b)	The Indexed Account charge is equal to the sum of the charges for all Indexed Accounts. The charge for an Indexed Account is equal to the current Indexed Account charge for that Indexed Account multiplied by the sum of the Segment Values corresponding to that Indexed Account as of the Monthly Date. The Indexed Account charge will be taken out of Policy Value as part of the monthly deduction.

6    RiverSource Variable Universal Life 6 Insurance — Prospectus

Periodic Charges Other than Fund Operating Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Interest Rate on Payments under Accelerated Benefit Rider for Terminal Illness (ABRTI)	Annually, payable at the end of each policy year.	• For that part of the accelerated benefit which does not exceed Policy Value available for policy loans when an accelerated benefit is requested, we will charge the policy’s Guaranteed Loan Interest Rate shown under Policy Data (currently 4%).
• For that part of the accelerated benefit which exceeds Policy Value available for policy loans when the accelerated benefit is requested, the greatest of:
• the current yield on 90-day Treasury bills, or
• the current maximum statutory adjustable policy loan interest rate, or
• the policy’s Guaranteed Loan Interest Rate shown under Policy Data (currently 4%).

Accidental Death Benefit Rider (ADB)(a)	Monthly.	Monthly rate per $1,000 of initial Specified Amount:
Minimum: $.04 — Female, Age 5.
Maximum: $.16 — Male, Age 69.

Representative Insured: $.08 — Male, Super Preferred Nontobacco, Age 35.

Automatic Increase Benefit Rider (AIBR)	No charge.	No charge for this rider, however, the additional insurance added by the rider is subject to monthly cost of insurance charges.

Children’s Insurance Rider (CIR)	Monthly.	Monthly rate per $1,000 of CIR Specified Amount: $.58.

Overloan Protection Benefit (OPB)	Upon exercise of Benefit.	3% of the Policy Value.

Waiver of Monthly Deduction Rider (WMD)(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk
Minimum: $.00692 — Female, Nontobacco, Age 20.
Maximum: $.34212 — Male, Standard Tobacco, Age 59.

Representative Insured: $0.01340 — Male, Super Preferred Nontobacco, Age 35.

Waiver of Premium Rider (WP)(a)(b)	Monthly.	Monthly rate multiplied by the greater of the monthly-specified premium selected for the rider or the monthly deduction for the policy and any other riders attached to the policy.
Minimum: $.03206 — Male, Nontobacco, Age 20.
Maximum: $.40219 — Female, Standard Tobacco, Age 59.

Representative Insured: $0.04009 — Male, Super Preferred Nontobacco, Age 35.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(b)	States in which the WP does not include waiver for involuntary unemployment include FL and MT.

RiverSource Variable Universal Life 6 Insurance — Prospectus    7

Periodic Charges Other than Fund Operating Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
AdvanceSource® Accelerated Benefit Rider for Chronic Illness (ASR-CI)(a)(b)(c)(d)(f)	Monthly (while the rider is in effect).	Monthly rate per $1,000 of the rider Specified Amount:
Minimum: $0.0025, Male, Age 20, Super Preferred Nontobacco, Duration 1, 1% Monthly Benefit Percent.
Maximum: $24.41, Female, Age 20, Standard Tobacco, Duration 80, 3% Monthly Benefit Percent.

Representative Insured: $0.0025, Male, Super Preferred Nontobacco, Age 35, Duration 1, 2% Monthly Benefit Percent.

AdvanceSource® Accelerated Benefit Rider for Long-Term Care (ASR-LTC)(a)(b)(e)(f)	Monthly (while the rider is in effect).	Monthly rate per $1,000 of the rider Specified Amount:
Minimum: $0.0025, Male, Age 20, Super Preferred Nontobacco, Duration 1, 2% Monthly Benefit Percent.
Maximum: $25.015, Female, Age 20, Standard Tobacco, Duration 100, 4% Monthly Benefit Percent.

Representative Insured: $0.0025, Male, Super Preferred Nontobacco, Age 35, Duration 1, 2% Monthly Benefit Percent.

Accounting Value Increase Rider (AVIR)(a)	Monthly.	Monthly rate per $1,000 of Specified Amount:
Minimum: $.0325 — Male, Nontobacco, Age 85.
Maximum: $.0629 — Female, Tobacco, Age 35-55.

Representative Insured: $0.05 — Male, Super Preferred Nontobacco, Age 35.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(b)	The monthly cost of insurance rate is based on the Accelerated Benefit Insured’s sex (except in Montana), risk class, issue age, Duration and the Monthly Benefit Percent shown in the “Policy Data” section of the policy. The cost of insurance rates for this rider will not exceed the guaranteed maximum monthly cost of insurance rates for this rider shown in the “Policy Data” section of the policy.
(c)	This rider is only available for policies purchased under the Option 1 death benefit . This rider has a different name in some jurisdictions. (See Appendix A.)
(d)	In Colorado, Florida, Hawaii, North Carolina, Ohio, Tennessee and Vermont, the minimum, maximum and representative insured rates for the rider are 0.025 for Male, Age 25, Super Preferred Non-Tobacco, 1% Monthly Benefit; 4.3575, Female, Age 79, Standard Tobacco, 3% Monthly Benefit Percent; and 0.0575, Male, Age 35, Preferred Non-Tobacco, 2% Monthly Benefit for VUL 6, respectively and 0.025 for Male, Age 25, Super Preferred Non-Tobacco, 1% Monthly Benefit; 4.3575, Female, Age 79, Standard Tobacco, 3% Monthly Benefit Percent.
(e)	This rider is only available for policies purchased under the Option 1 or Option 2 death benefits.
(f)	Rider availability varies by jurisdiction. (See Appendix B.)

8    RiverSource Variable Universal Life 6 Insurance — Prospectus

Total Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying Funds that you may pay periodically during the time that you own the policy. The minimum and maximum expenses listed below are based on expenses for the Funds’ fiscal year ended December 31, 2019, unless otherwise noted, without taking into account fee waivers and/or expense reimbursements that may apply. More detail concerning each underlying Fund’s fees and expenses is contained in each Fund’s prospectus.
Minimum and maximum annual operating expenses for the Funds
(Including management fees and other expenses)(1)
	Minimum(%)	Maximum(%)
Total expenses before fee waivers and/or expense reimbursements	0.26	84.5
(1)	Total annual Fund operating expenses are deducted from amounts that are allocated to the Fund. They include management fees and other expenses. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and policy Owner services provided on behalf of the Fund. The amount of these payments will vary by Fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each Fund’s fees and expenses and important disclosure regarding payments the Fund and/or its affiliates make, please review the Fund’s prospectus and the Statement of Additional Information (“SAI”).

RiverSource Variable Universal Life 6 Insurance — Prospectus    9

Policy Benefits and Risks
This summary describes the policy’s important benefits and risks. The sections in the prospectus following this summary discuss the policy’s benefits, risks and other provisions in more detail.
Policy Benefits
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Death Benefit	We will pay a benefit to the Beneficiary of the policy when the Insured dies. Your policy’s death benefit can never be less than the Specified Amount unless you change that amount or your policy has outstanding Indebtedness.	The amount payable is the death benefit amount minus any Indebtedness as of the Death Benefit Valuation Date. You may choose either of the following death benefit options:
Option 1 (level amount): If death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
• the Specified Amount; or
• a percentage of the Policy Value.
This percentage is shown in the Death Benefit Percentage Table under Policy Data.
Option 2 (variable amount): If death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
• the Policy Value plus the Specified Amount; or
• a percentage of the Policy Value.
You may change the death benefit option or Specified Amount within certain limits, but doing so generally will affect policy charges. We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Internal Revenue Code of 1986, as amended (Code).
This percentage is shown in the Death Benefit Percentage Table under Policy Data.
Option 3 (return of premium, subject to a limit): If death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
1. the lesser of:
• the Specified Amount plus premiums paid, less partial surrenders and any partial surrender fees; or
• the Death Benefit Option 3 Limit shown under Policy Data; or
2. a percentage of the Policy Value.
You may change the death benefit option or Specified Amount within certain limits, but doing so generally will affect policy charges. We reserve the right to decline to make any death benefit option change that we determine would cause the policy to fail to qualify as life insurance under applicable tax laws.
Death Benefit after the Insured’s Attained Insurance Age 120 anniversary:
Under all Death Benefit Options, the death benefit upon death of the Insured after the Insured’s Attained Insurance Age 120 anniversary will be the greater of:
• the death benefit on the Insured’s Attained Insurance Age 120 anniversary, minus any partial surrenders and partial surrender fees occurring after the Insured’s Attained Insurance Age 120 anniversary; or

10    RiverSource Variable Universal Life 6 Insurance — Prospectus

Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Death Benefit (continued)		• the Policy Value on the date of death.
This percentage is shown in the Death Benefit Percentage Table under Policy Data.

Minimum Initial Premium Guarantee and No Lapse Guarantee (NLG)	Your policy will not Lapse (end without value) if the Minimum Initial Premium guarantee or the NLG option is in effect, even if the Cash Surrender Value is less than the amount needed to pay the monthly deduction.	Minimum Initial Premium Guarantee : A period of the first ten policy years during which you may choose to pay the Minimum Initial Premium as long as the Policy Value minus Indebtedness equals or exceeds the monthly deduction.
No Lapse Guarantee: Each policy has the following NLG option which remains in effect if you meet certain premium requirements and Indebtedness does not exceed the Policy Value minus Surrender Charges:
• No Lapse Guarantee To Age 75 (NLG-75) guarantees the policy will not Lapse before the Insured’s Attained Insurance Age 75 (or 10 years, if later).

Flexible Premiums	You choose when to pay premiums and how much premium to pay.	When you apply for your policy, you state how much you intend to pay and whether you will pay monthly, quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the Insured’s Attained Insurance Age 120. We reserve the right to refuse premiums to the extent necessary to qualify the policy as life insurance under the Code. Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the Policy Value, Cash Surrender Value and the length of time your policy will remain in force as well as affect whether any of the NLG options remain in effect.

Right to Examine Your Policy (“Free Look”)	You may return your policy for any reason and receive a full refund of all premiums paid.	If you exercise your right to examine your policy under the “Free Look” provision of the policy, you will receive a full refund of all premiums paid.
You may mail or deliver the policy to our Service Center or to your sales representative with a written request for cancellation by the 10th day after you receive it (20th day in North Dakota). On the date your request is postmarked or received, the policy will immediately be considered void from the start.
Under our current administrative practice, your request to cancel the policy under the “Free Look” provision will be honored if received at our Service Center within 30 days from the latest of the following dates:
• The date we mail the policy from our Service Center.
• The Policy Date (only if the policy is issued in force).
• The date your sales representative delivers the policy to you as evidenced by our policy delivery receipt, which you must sign and date.
We reserve the right to change or discontinue this administrative practice at any time.

RiverSource Variable Universal Life 6 Insurance — Prospectus    11

Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Investment Choices	You may direct your Net Premiums or transfer your Policy’s Value to:
	• The Variable Account, which consists of Subaccounts, each of which invests in a Fund with a particular investment objective.	• Under the Variable Account your policy’s value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed.
	• The Fixed Account, which is part of our general investment account.	• The Fixed Account earns interest rates that we adjust periodically. This rate will never be lower than 2%.
	• The Indexed Accounts, which are part of our general investment account.	• The Indexed Accounts earn interest based on a change in the value of one or more designated index(es), subject to a Segment Growth Cap, Segment Floor and Segment Participation Rate. Indexed interest will never be lower than 0% for the 1-year Indexed Account or 1% for the 2-year Indexed Account.

Policy Value Credit	We may periodically apply a policy value credit to your Policy Value. The requirements that must be met to receive any policy value credit are shown under Policy Data.	How it works: The amount of the policy value credit is determined by multiplying the policy value credit percentage times the Policy Value minus any Indebtedness at the time the calculation is made.
We reserve the right to calculate and apply any policy value credit annually, quarterly or monthly.
Any policy value credit will be allocated according to your premium allocation percentages in effect. Any policy value credit is nonforfeitable, except indirectly due to any applicable Surrender Charge.
We reserve the right to change the policy value credit percentage based on our expectations of future investment earnings, persistency, expenses, and/or federal and state tax assumptions. However, it will never be less than zero.

Surrenders	You may cancel the policy while it is in force and receive its Cash Surrender Value or take a partial surrender out of your policy.	The Cash Surrender Value is the Policy Value minus Indebtedness minus any applicable Surrender Charges. Partial surrenders are available within certain limits for a fee.

Loans	You may borrow against your policy’s Cash Surrender Value.	Generally, you may access your policy’s Cash Surrender Value through policy loans without incurring taxes or Surrender Charges associated with withdrawals. See discussion under “Policy Loans” and “Federal Taxes.”

Transfers	You may transfer your Policy’s Value.	You may transfer Policy Value from one Subaccount to another or between Subaccounts and the Fixed Account. You can also arrange for automated transfers among the Fixed Account and Subaccounts. Certain restrictions may apply.

12    RiverSource Variable Universal Life 6 Insurance — Prospectus

Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Optional Insurance Benefits	When you purchase your policy, you may add optional benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). Generally, the amounts of these benefits do not vary with investment experience of the Variable Account. Certain restrictions and conditions apply and are clearly described in the applicable rider. The Overloan Protection Benefit is only available when there is an outstanding loan on your policy.	Available riders you may add:
• Accelerated Benefit Rider for Terminal Illness (ABRTI): If the Insured is terminally ill and death is expected to occur within six months (in AZ, AR, CT, DC, DE, MT, ND and SD) or within twelve months (in all other states), the rider provides that you can withdraw a portion of the death benefit prior to death.
• Accidental Death Benefit Rider (ADB): ADB provides an additional death benefit if the Insured’s death is caused by accidental injury.
• Automatic Increase Benefit Rider (AIBR): AIBR provides an increase in the Specified Amount at a designated percentage on each Policy Anniversary until the earliest of the Insured’s Attained Insurance Age 65 or the occurrence of certain other events, as described in the rider.
• Children’s Insurance Rider (CIR): CIR provides level term coverage on each eligible child.
• Overloan Protection Benefit (OPB): Protects the policy from Lapsing as a result of the loan balance exceeding the Policy Value.
• Waiver of Monthly Deduction Rider (WMD): Under WMD, we will waive the monthly deduction if the Insured becomes totally disabled before Attained Insurance Age 60.
In addition:
• If total disability begins on or after Attained Insurance Age 60 but before Attained Insurance Age 65, the monthly deduction will be waived only for a limited period of time; and
• WMD also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months. WMD for involuntary unemployment is not available in Florida or Montana.
Ask your sales representative about the terms of the WMD.
• Waiver of Premium Rider (WP): Under WP, if total disability begins before Attained Insurance Age 60, prior to Attained Insurance Age 65 we will add the specified premium shown under Policy Data in the policy to the Policy Value or waive the monthly deduction if higher. On or after Attained Insurance Age 65, we will waive the monthly deduction.
In addition:
• If total disability begins on or after Attained Insurance Age 60 but before Attained Insurance Age 65, the monthly deduction will be waived for a limited period of time; and
• WP also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months. WP for involuntary unemployment is not available in Florida or Montana. Ask your sales representative about the terms of the WP.

RiverSource Variable Universal Life 6 Insurance — Prospectus    13

Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Optional Insurance Benefits (continued)		• AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR-CI): ASR-CI provides a rider payment to the Accelerated Benefit Insured, as an acceleration of the policy’s death benefit, if the Accelerated Benefit Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services. Please note the following about the ASR-CI:
• This rider is only available for policies purchased under the Option 1 death benefit.
• Rider availability varies by jurisdiction. (See Appendix B.)
• This rider has a different name in some jurisdictions. (See Appendix A.)
• At the request of you or the Accelerated Benefit Insured the accelerated benefit under this rider will be paid each month, limited by the maximum monthly benefit to the Accelerated Benefit Insured or to any individual authorized to act on behalf of the Accelerated Benefit Insured.
• These payments are subject to certain limitations and satisfaction of eligibility requirements which include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the policy, in a form satisfactory to us.
• We will begin Monthly Benefit Payments under this rider when the Eligibility for the Payment of Benefits Conditions are met and a claim for benefits has been approved by us. The ASR- CI does not include inflation protection coverage and therefore the benefit level will not increase over time. Because the costs of long-term care services will likely increase over time, you should consider whether and how the benefits of the ASR-CI may be adjusted.
• Monthly Benefit Payments paid will also change other values of the life insurance policy as provided in the rider such as Policy Value less Indebtedness, Surrender Charges and monthly No-Lapse Guarantee premiums.
• AdvanceSource Accelerated Benefit Rider for Long-Term Care (ASR-LTC): ASR-LTC provides a rider payment to you, as an acceleration of the policy’s death benefit, if the Accelerated Benefit Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services. Please note the following about the ASR-LTC:
• This rider is only available for policies purchased under the Option 1 or Option 2 death benefits.
• Rider availability varies by jurisdiction. (See Appendix B.)
• At the request of you or the Accelerated Benefit Insured the accelerated benefit under this rider will be paid each month, limited by the maximum monthly benefit to you or to any individual authorized to act on your behalf.

14    RiverSource Variable Universal Life 6 Insurance — Prospectus

Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Optional Insurance Benefits (continued)		• These payments are subject to certain limitations and satisfaction of eligibility requirements which include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the rider, in a form satisfactory to us.
• We will begin Monthly Benefit Payments under this rider when the Eligibility for the Payment of Benefits Conditions are met and a claim for benefits has been approved by us. The ASR-LTC does not include inflation protection coverage and therefore the benefit level will not increase over time. Because the costs of long-term care services will likely increase over time, you should consider whether and how the benefits of the ASR-LTC may be adjusted.
• Monthly Benefit Payments paid will also change other values of the life insurance policy as provided in the rider such as Policy Value less Indebtedness, Surrender Charges and monthly No-Lapse Guarantee premiums.
• Accounting Value Increase Rider (AVIR): If the policy is fully surrendered while the rider is in force and prior to the expiration date of the rider, we will waive a portion of the Surrender Charge.
• The amount waived is a percentage of the Surrender Charge that would apply to the initial Specified Amount.
• The waiver does not apply to any Surrender Charge due to increases in Specified Amount, or to partial surrenders.
• Surrender Charges will not be waived if the policy is being surrendered in exchange for a new insurance policy or contract.

RiverSource Variable Universal Life 6 Insurance — Prospectus    15

Policy Risks
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Investment Risk	You direct your Net Premiums or transfer your Policy’s Value to a Subaccount that drops in value.	• You can lose cash values due to adverse investment experience. There is no minimum guaranteed cash value under the Subaccounts of the Variable Account.
• Your death benefit under Option 2 may be lower due to adverse investment experience.
• Your policy could Lapse due to adverse investment experience if neither the minimum initial premium guarantee nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.

	You transfer your Policy’s Value between Subaccounts.	• The value of the Subaccount from which you transferred could increase.
• The value of the Subaccount to which you transferred could decrease.

Market Risk	Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested.	• You may experience loss in Policy Value due to factors that affect the overall performance of the financial markets.

Risk of Limited Policy Values in Early Years	The policy is not suitable as a short-term investment.	• If you are unable to afford the premiums needed to keep the policy in force, your policy could Lapse with no value.

	Your policy has little or no Cash Surrender Value in the early policy years.	• Surrender Charges apply to this policy for the first ten years. Surrender Charges can significantly reduce Policy Values. Poor investment performance can also significantly reduce Policy Values. During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.

	Your ability to take partial surrenders is limited.	• You cannot take partial surrenders during the first policy year.

Lapse Risk	You do not pay the premiums needed to maintain coverage.	• We will not pay a death benefit if your policy Lapses.
• Also, the Lapse may have adverse tax consequences. (See “Tax Risk.”)

	Your policy may Lapse due to Surrender Charges.	• Surrender Charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly Lapse, which may have adverse tax consequences, see “Tax Risk”). A partial surrender will reduce the Policy Value and the death benefit, and may terminate the NLG. Additionally, for Option 1 policies, a partial surrender will reduce the Specified Amount.

	You take a loan against your policy.	• Taking a loan increases the risk of:
— policy Lapse (which may have adverse tax consequences, see “Tax Risk”);
— a permanent reduction of Policy Value;
— reducing the death benefit.
• Taking a loan may also terminate the minimum initial premium guarantee or the NLG.

16    RiverSource Variable Universal Life 6 Insurance — Prospectus

Policy Risks (continued)
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Lapse Risk (continued)	Your policy can Lapse due to poor investment performance.	• Your policy could Lapse due to adverse investment experience if neither the minimum initial premium guarantee nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.
• The Lapse may have adverse tax consequences (See “Tax Risk”).

Exchange/Replacement Risk	You exchange or replace another policy to buy this one.	• You may pay Surrender Charges on the old policy.
• The new policy has Surrender Charges, which may extend beyond those in the old policy.
• You may be subject to new incontestability and suicide periods on the new policy.
• You may be in a higher insurance risk rating category in the new policy which may increase the cost of the policy.
• If a partial surrender is taken prior to the exchange, you may have adverse tax consequences.
• Also, the exchange may have adverse tax consequences. (See “Tax Risk.”)

	You use cash values or dividends from another policy to buy this one, without fully surrendering the other policy.	• If you borrow from another policy to buy this one, the loan reduces the death benefit on the other policy. If you fail to repay the loan and accrued interest, you could lose the other coverage and you may be subject to income tax if the policy Lapses or is surrendered with a loan against it. You may have adverse tax consequences. (See “Tax Risk.”)
• If you surrender cash value from another policy to buy this one, you could lose coverage on the other policy. Also, the surrender may be subject to income tax. You may have adverse tax consequences. (See “Tax Risk.”)

Tax Risk	A policy may be classified as a “modified endowment contract” (MEC) for federal income tax purposes when issued. If a policy is not a MEC when issued, certain changes you make to the policy may cause it to become a MEC.	• Any taxable earnings come out first on surrenders or loans from a MEC policy or an assignment or pledge of a MEC policy. Investment in the policy comes out second. Federal income tax on these earnings will apply. State and local income taxes may also apply. If you are under age 59½, a 10% penalty tax may also apply to these earnings.

	If you exchange or replace another policy to buy this one.	• If you replace the old policy and it is not part of an exchange under Section 1035 of the Code, there may be adverse tax consequences if the total Policy Value (before reductions for outstanding loans, if any) exceeds your investment in the old policy.
• If you replace the old policy as part of an exchange under Section 1035 of the Code and there is a loan on the old policy, there may be adverse tax consequences if the total Policy Value (before reductions for the outstanding loan) exceeds your investment in the old policy.
• The new policy may be or may become a MEC even if the old policy was not a MEC. See discussion under “Modified Endowment Contracts”.

RiverSource Variable Universal Life 6 Insurance — Prospectus    17

Policy Risks (continued)
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Tax Risk (continued)		• The exchange may require a portion of the cash value of the old policy to be distributed in order to qualify the new policy as a life insurance policy for federal tax purposes.

If your policy Lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax cost.	• You will be taxed on any earnings in the policy. Generally, a policy has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
• For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon Lapse or surrender of the policy.
• For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.

	You may buy this policy to provide assets that will be available to support your promise to pay benefits under a nonqualified tax-deferred retirement plan.	• Like other general business assets, the policy is subject to the general creditors of the company and may be used to pay any expenses of the company. Thus, the policy might not be available to support a business’ obligation to make payments under a nonqualified deferred compensation plan. Please consult with your tax advisor regarding potential Code Section 409A implications.

	You may buy this policy to fund a qualified tax-deferred retirement plan.	• The policy will not provide any necessary or additional tax deferral if it is used to fund a qualified tax-deferred retirement plan. See discussion under “Qualified Tax-deferred retirement plans” for additional tax considerations.

	The investments in the Subaccount are not adequately diversified.	• If a policy fails to qualify as a life insurance policy because it is not adequately diversified, the policyholder must include in gross income the “income on the contract” (as defined in Section 7702(g) of the Code).

Congress may change how a life insurance policy is taxed at any time. The interpretation of current tax law is subject to change by the Internal Revenue Service (IRS) or the courts at any time.	• You could lose any or all of the specific federal income tax attributes and benefits of a life insurance policy including tax-deferred accrual of cash values and income tax free death benefits.
• For non-MEC policies you could lose your ability to take non-taxable distributions or loans from the policy.
• Typically, changes of this type are prospective only, but some or all of the attributes could be affected.

	The IRS may determine that you are the Owner of the Fund shares held by our Variable Account.	• You may be taxed on the income of each Subaccount to the extent of your interest in the Subaccount.

18    RiverSource Variable Universal Life 6 Insurance — Prospectus

Fund Risks
A comprehensive discussion of the risks of each portfolio in which the Subaccounts invest may be found in each Fund’s prospectus. Please refer to the prospectuses for the Funds for more information. The investment advisers cannot guarantee that the Funds will meet their investment objectives.

RiverSource Variable Universal Life 6 Insurance — Prospectus    19

Loads, Fees and Charges
Policy charges primarily compensate us for:
•	providing the insurance benefits of the policy;
•	issuing the policy;
•	administering the policy;
•	assuming certain risks in connection with the policy; and
•	distributing the policy.
We deduct some of these charges from your premium payments. We deduct others periodically from your Policy Value in the Fixed Account, Indexed Accounts and/or Subaccounts. We may also assess a charge if you surrender your policy or the policy Lapses. We may profit from one or more of the charges we collect under the policy. We may use these profits for any corporate purpose.
Premium Expense Charge
We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the Net Premium, to the accounts you have selected. The premium expense charge is 4% of each premium payment. The premium expense charge, in part, compensates us for expenses associated with administering and distributing the policy, including agents’ commissions, advertising and printing of prospectuses and sales literature. (The Surrender Charge, discussed under “Surrender Charge” and the administrative charge, discussed under “Administrative charge” below, also may partially compensate us for these expenses.) The premium expense charge also may compensate us for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary.
Monthly Deduction
On each Monthly Date we deduct from the value of your policy in the Fixed Account, Indexed Accounts and/or Subaccounts an amount equal to the sum of:
1. the cost of insurance for the policy month;
2. the policy fee shown in your policy;
3. the monthly administrative charge;
4. the monthly mortality and expense risk charge;
5. the Indexed Account charge; and
6. charges for any optional insurance benefits provided by rider for the policy month.
We explain each of the six components below.
You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the Fixed Account and from each of the Subaccounts. You may change these percentages for future monthly deductions by writing to us.
We will take monthly deductions from the Fixed Account and the Subaccounts on a Pro Rata Basis if:
•	you do not specify the accounts from which you want us to take the monthly deduction; or
•	the value in the Fixed Account or any Subaccount is insufficient to pay the portion of the monthly deduction you have specified.
When the Fixed Account, minus any Indebtedness, and the Subaccounts are exhausted, the monthly deduction will be taken from the Indexed Accounts. See “Order of Deductions from Policy Value” for further discussion.
If the Cash Surrender Value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may Lapse. However, the policy will not Lapse if the NLG is in effect or the minimum initial premium guarantee is in effect and the premium payment requirements have been met. (See “No Lapse Guarantee,” “minimum initial premium guarantee,” “grace period” and “reinstatement” at the end of this section on policy costs.)
Components of the monthly deduction:
1.	Cost of Insurance: primarily, this is the cost of providing the death benefit under your policy. It depends on:
•	the amount of the death benefit;
•	the Policy Value; and

20    RiverSource Variable Universal Life 6 Insurance — Prospectus

•	the statistical risk that the Insured will die in a given period.
The cost of insurance for a policy month is calculated as: [a × (b – c)] + d where:
“a”	is the monthly cost of insurance rate based on the Insured’s Insurance Age, Duration, sex (unless unisex rates are required by law), Risk Classification and election of WMD. Generally, the cost of insurance rate will increase as the Insured's Attained Insurance Age increases.
We set the rates based on our expectations of mortality, future investment earnings, persistency and expenses. Our current monthly cost of insurance rates are less than the maximum monthly cost of insurance rates guaranteed in the policy. We reserve the right to change rates from time to time; any change will apply to all individuals of the same Risk Classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy. All rates are based on the 2017 Commissioners Standard Ordinary (CSO) Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.
“b”	is the death benefit on the Monthly Date divided by 1.0016515813 (which reduces our Net Amount at Risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 2%).
“c”	is the Policy Value on the Monthly Date. At this point, the Policy Value has been reduced by the administrative charge, mortality and expense risk charge, the policy fee and any charges for optional riders with the exception of the WMD as it applies to the base policy.
“d”	is any flat extra insurance charges we assess as a result of special underwriting considerations.
2.	Policy fee: $10.00 per month for initial Specified Amounts below $1,000,000 and $0.00 per month for initial Specified Amounts of $1,000,000 and above. This charge primarily reimburses us for expenses associated with issuing the policy, such as processing the application (mostly underwriting) and setting up computer records; and associated with administering and distributing the policy, such as processing claims, maintaining records, making policy changes and communicating with Owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $15.00 per month.
3.	Administrative charge: charged each month prior to the Insured's Attained Insurance Age 120 anniversary. This charge reimburses us, in part, for expenses associated with issuing the policy, such as processing the application and underwriting the policy. It also partially reimburses us for commissions or other compensation paid to selling firms, advertising and printing of the prospectus and sales literature. We reserve the right to change the administrative charge based on our expectations of future investment earnings, persistency, expenses and/or federal and state tax assumptions. However, it will never exceed the guaranteed administrative charge shown in the “Policy Data” section of the policy.
4.	Mortality and expense risk charge: compensates us for assuming the mortality and expense risks under the policy. Currently, the mortality and expense risk charge is 0%. We reserve the right to change the charge in the future, but guarantee that it will never exceed the annual rate of 0.60% applied monthly to the Variable Account Value. (See “Mortality and Expense Risk Charge” for complete discussion.)
5.	Indexed Account charge: compensates us for certain administrative, investment and other expenses we assume in making available the Indexed Account options. The charge is assessed as an asset-based charge and is based on the value of the Segments of an Indexed Account on the Monthly Date.
6.	Optional insurance benefit charges: charges for any optional benefits you add to the policy by rider. (See “Fee Tables — Charges Other than Fund Operating Expenses.”)
Note for Montana residents: Please disregard all policy provisions in this prospectus that are based on the sex of the Insured. The policy will be issued on a unisex basis. Also disregard references to mortality tables; the tables will be replaced with a 70% male, 30% female blend of the 2017 CSO Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.
Surrender Charge
If you surrender your policy or the policy Lapses during the first ten policy years or in the ten years following an increase in Specified Amount, we will reduce your Policy Value, minus Indebtedness, by the applicable Surrender Charge.
The Surrender Charge primarily reimburses us for costs of issuing the policy, such as processing the application (mostly underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.
The maximum Surrender Charge for the initial Specified Amount is shown in your policy. It is based on the Insured’s Insurance Age, sex (unless unisex rates are required by law), Risk Classification and initial Specified Amount. The maximum Surrender Charge for the initial Specified Amount will decrease monthly until it is zero at the end of ten policy years. If you increase the Specified Amount, an additional maximum Surrender Charge will apply. The additional

RiverSource Variable Universal Life 6 Insurance — Prospectus    21

maximum Surrender Charge in a revised policy will be based on the Insured’s Attained Insurance Age, sex (unless unisex rates are required by law), Risk Classification and the amount of the increase. It will decrease monthly until it is zero at the end of the tenth year following the increase.
The following table illustrates the maximum Surrender Charge for  VUL 6. For VUL 6, we assume a male, Insurance Age 35 qualifying for super preferred nontobacco rates and the Specified Amount to be $400,000.
Lapse or surrender at beginning of year	Maximum Surrender Charge
1	$ 7,263.67
2	7,211.68
3	7,159.70
4	7,107.72
5	7,055.73
6	6,891.20
7	5,489.60
8	4,088.00
9	2,686.40
10	1,284.80
11	0.00
Partial Surrender Charge
If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). We guarantee that this charge will not increase for the Duration of your policy.
If you have an AdvanceSource rider(1) on your policy, once Notice of Claim is received partial surrenders are no longer allowed.
Mortality and Expense Risk Charge
The mortality and expense risk charge is deducted monthly as part of the monthly deduction. It compensates us for assuming the mortality and expense risks under the policy. It is equal to:
(a) × (b)	where:
12
“a” is the Variable Account Value; and
“b” is the mortality and expense risk charge shown in the “Charges Other than Fund Operating Expenses” section of this prospectus.
The charge primarily compensates us for:
•	Mortality risk — the risk that the cost of insurance charge will be insufficient to meet actual claims.
•	Expense risk — the risk that the policy fee and the Surrender Charge (described above) may be insufficient to cover the cost of administering the policy.
Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and Surrender Charges discussed earlier. We will make up any further deficit from our general assets. We reserve the right to change the mortality and expense risk rate based on our expectations of mortality, reinsurance costs, future investment earnings, persistency, expenses, and/or federal and state tax assumptions. However, it will never exceed the guaranteed mortality and expense risk rate shown in the “Policy Data” section of the policy.
Total Annual Operating Expenses of the Funds
Any applicable management fees and other expenses of the Funds are deducted from, and paid out of, the assets of the Funds as described in each Fund’s prospectus.
(1)	The riders have a different name in some jurisdictions. (See Appendix A.)

22    RiverSource Variable Universal Life 6 Insurance — Prospectus

Effect of Loads, Fees and Charges
Your death benefits, Policy Values and Cash Surrender Values may fluctuate due to an increase or decrease in the following charges:
•	cost of insurance charges;
•	Surrender Charges;
•	cost of optional insurance benefits;
•	policy fees;
•	administrative charges;
•	mortality and expense risk charges;
•	Indexed Account charges; and
•	annual operating expenses of the Funds, including management fees and other expenses.
In addition, your death benefits, Policy Values and Cash Surrender Values may change daily as a result of the investment experience of the Subaccounts.
Other Information on Charges
We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy Owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.
RiverSource Life
We are a stock life insurance company organized under the laws of the State of Minnesota in 1957. Our address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
The Variable Account and the Funds
The Variable Account: The Variable Account consists of a number of Subaccounts, each of which invests in shares of a particular Fund. Income, gains and losses of each Subaccount are credited to or charged against the assets of that Subaccount alone. Therefore, the investment performance of each Subaccount is independent of the investment performance of our company assets. We will not charge a Subaccount with the liabilities of any other Subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.
The Funds: The policy currently offers Subaccounts investing in shares of the Funds listed in the table below.
•	Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives. Please read the Funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.
•	Fund name and management: A Fund underlying your policy in which a Subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying Fund is not the same as any publicly-traded retail mutual fund. Each underlying Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying Fund may differ significantly from any publicly-traded retail mutual fund.
•	Eligible purchasers: All Funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund name and management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Fund providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds.

RiverSource Variable Universal Life 6 Insurance — Prospectus    23

Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•	Funds available under the policy: We seek to provide a broad array of underlying Funds taking into account the fees and charges imposed by each Fund and the policy charges we impose. We select the underlying Funds in which the Subaccounts initially invest and when there is a substitution (see “Substitution of Investments”). We also make all decisions regarding which Funds to retain in a policy, which Funds to add to a policy and which Funds will no longer be offered in a policy. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, Fund performance, Fund expenses, classes of Fund shares available, size of the Fund, and investment objectives and investing style of the Fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation that a Fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the Fund and support of marketing expenses incurred with respect to the Fund.
•	Money market Fund yield: In low interest rate environments, money market Fund yields may decrease to a level where the deduction of fees and charges associated with your policy could result in negative net performance.
•	Risks and conflicts of interest with certain Funds advised by Columbia Management: We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several Fund of funds, including managed volatility Funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying Funds and may provide other services in connection with such underlying Funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying Fund.
•	Volatility and volatility management risk with the managed volatility funds: These Funds invest in other registered mutual funds. In addition, managed volatility Funds employ a strategy designed to reduce overall volatility and downside risk. These types of Funds are available under the policies and one or more of these Funds may be offered in other variable annuity and variable life insurance products offered by us. These Funds may also be used in conjunction with guaranteed living benefit riders we offer with various annuity contracts.
Conflicts may arise because the manner in which these Funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit riders. Managed volatility Funds employ a strategy to reduce overall volatility and downside risk when markets are declining and market volatility is high. A successful strategy may result in less gain in your Policy Value during rising markets with higher volatility when compared to Funds not employing a managed volatility strategy. Although an investment in the managed volatility Funds may mitigate declines in your Policy Value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your Policy Value during periods of positive performance by the equity markets. There is no guarantee that any of the Funds’ strategies will be successful. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility Funds.
While Columbia Management is the investment adviser to the managed volatility Funds, it provides no investment advice to you as whether an allocation to the Funds is appropriate for you. You must decide whether an investment in these Funds is right for you. Additional information on the Funds, including risks and conflicts of interest, is included in their respective prospectuses. Columbia Management advised Fund of funds and managed volatility Funds and their investment objectives are listed in the table below.
•	Revenue we receive from the Funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a Subaccount invests in a Fund, the Fund holds a single account in the name of the Variable Account. As such, the Variable Account is actually the shareholder of the Fund. We, through our Variable Account, aggregate the transactions of numerous policy Owners and submit net purchase and redemption requests to the Funds on a daily basis. In addition, we track individual policy Owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the Fund, but we incur them instead.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.

24    RiverSource Variable Universal Life 6 Insurance — Prospectus

Payments the Funds May Make to Us
We or our affiliates may receive from each of the Funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the Funds. In addition to these payments, the Funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the Funds.
The amount, type, and manner in which the revenue from these sources is computed vary by Fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the policies, we took into account anticipated payments from the Funds. If we had not taken into account these anticipated payments, the charges under the policies would have been higher. Additionally, the amount of payment we receive from a Fund or its affiliate may create an incentive for us to include that Fund as an investment option and may influence our decision regarding which Funds to include in the Variable Account as Subaccount options for policy Owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer Funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated Funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated Funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated Funds comprises the greatest amount and percentage of revenue we derive from payments made by the Funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in various Funds offered through this and other variable life insurance and annuity contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue from the Funds, including but not limited to expense payments and non-cash compensation, for various purposes:
•	Training and educating sales representatives who sell the policies.
•	Granting access to our employees whose job it is to promote sales of the policies by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.
•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the policies including promoting the Funds available under the policies to policy Owners, authorized selling firms and sales representatives.
•	Providing sub-transfer agency and shareholder servicing to policy Owners.
•	Promoting, including and/or retaining the Fund’s investment portfolios as underlying investment options in the policies.
•	Furnishing personal services to policy Owners, including education of policy Owners regarding the Funds, answering routine inquiries regarding a Fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•	Subaccounting services, transaction processing, recordkeeping and administration.
Sources of revenue received from affiliated Funds: The affiliated Funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated Funds, or from the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the Fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
Sources of revenue received from unaffiliated Funds: The unaffiliated Funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated Funds, or the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the Fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We receive this revenue in the form of a cash payment.

RiverSource Variable Universal Life 6 Insurance — Prospectus    25

You can direct your Net Premiums and transfers to any or all of the Subaccounts of the Variable Account that invest in shares of the Funds listed in the table below. From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, changes may take some period of time to complete. As a result it is possible you may receive various forms, reports and confirmations that reflect a Fund’s prior name.
Investing In	Investment Objective and Policies	Investment Adviser
AB VPS Large Cap Growth Portfolio (Class A)	Seeks long-term growth of capital	AllianceBernstein L.P.
ALPS | Alerian Energy Infrastructure Portfolio: Class I	The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the "Index").	ALPS Advisors, Inc.
American Century VP Value, Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
BlackRock Global Allocation V.I. Fund (Class I)	Seeks high total investment return.	BlackRock Advisors, LLC
Columbia Variable Portfolio - Balanced Fund (Class 1)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Commodity Strategy Fund (Class 1)	Seeks to provide shareholders with total return.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Contrarian Core Fund (Class 1)	Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Disciplined Core Fund (Class 1)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Dividend Opportunity Fund (Class 1)	Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 1)	Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Government Money Market Fund (Class 1)	Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - High Yield Bond Fund (Class 1)	Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Income Opportunities Fund (Class 1)	Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Intermediate Bond Fund (Class 1)	Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC

26    RiverSource Variable Universal Life 6 Insurance — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Index Fund (Class 1)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Limited Duration Credit Fund (Class 1)	Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 1)	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 1)	Seeks to provide shareholders with growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Overseas Core Fund (Class 1)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Large Cap Value Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Strategic Income Fund (Class 1)	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC
CTIVP® - American Century Diversified Bond Fund (Class 1)	Seeks to provide shareholders with high level of current income.	Columbia Management Investment Advisers, LLC, adviser; American Century Investment Management, Inc., subadviser.
CTIVP® - BlackRock Global Inflation-Protected Securities Fund (Class 1)	Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.
CTIVP® - CenterSquare Real Estate Fund (Class 1)	Seeks to provide shareholders with current income and capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; CenterSquare Investment Management LLC, subadviser.
CTIVP® - Lazard International Equity Advantage Fund (Class 1)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Lazard Asset Management LLC, subadviser.
CTIVP® - Loomis Sayles Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Loomis, Sayles & Company, L.P., subadviser.

RiverSource Variable Universal Life 6 Insurance — Prospectus    27

Investing In	Investment Objective and Policies	Investment Adviser
CTIVP® - Los Angeles Capital Large Cap Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Los Angeles Capital Management and Equity Research, Inc., subadviser.
CTIVP® - MFS® Value Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.
CTIVP® - Morgan Stanley Advantage Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Morgan Stanley Investment Management Inc., subadviser.
CTIVP® - T. Rowe Price Large Cap Value Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital and income.	Columbia Management Investment Advisers, LLC, adviser; T. Rowe Price Associates, Inc., subadviser.
CTIVP® - TCW Core Plus Bond Fund (Class 1)	Seeks to provide shareholders with total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; TCW Investment Management Company LLC, subadviser.
CTIVP® - Victory Sycamore Established Value Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.
CTIVP® - Wells Fargo Short Duration Government Fund (Class 1)	Seeks to provide shareholders with current income consistent with capital preservation.	Columbia Management Investment Advisers, LLC, adviser; Wells Capital Management Incorporated, subadviser.
CTIVP® - Westfield Mid Cap Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.
DWS Alternative Asset Allocation VIP, Class A	Seeks capital appreciation.	DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.
Fidelity® VIP Contrafund® Portfolio Initial Class	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either "growth" stocks or "value" stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity® VIP Mid Cap Portfolio Initial Class	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either "growth" or "value" common stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

28    RiverSource Variable Universal Life 6 Insurance — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Fidelity® VIP Strategic Income Portfolio Initial Class	Seeks a high level of current income and may also seek capital appreciation.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)) and other investment advisers serve as sub-advisers for the fund.
Franklin Income VIP Fund - Class 1	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund - Class 1	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC
Franklin Small Cap Value VIP Fund - Class 1	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Mutual Advisers, LLC
Invesco Oppenheimer V.I. Global Fund, Series I Shares	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco Oppenheimer V.I. Global Strategic Income Fund, Series I Shares	Seeks total return.	Invesco Advisers, Inc.
Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series I Shares	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. Balanced-Risk Allocation Fund, Series I Shares	Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Janus Henderson Balanced Portfolio: Institutional Shares	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Flexible Bond Portfolio: Institutional Shares	Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio: Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Lazard Retirement Global Dynamic Multi-Asset Portfolio - Investor Shares	Seeks long-term capital appreciation.	Lazard Asset Management, LLC
MFS® Utilities Series - Initial Class	Seeks total return.	MFS® Investment Management
Morgan Stanley VIF Discovery Portfolio, Class I Shares	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.
Neuberger Berman AMT Sustainable Equity Portfolio (Class I)	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance (ESG) criteria.	Neuberger Berman Investment Advisers LLC

RiverSource Variable Universal Life 6 Insurance — Prospectus    29

Investing In	Investment Objective and Policies	Investment Adviser
PIMCO VIT All Asset Portfolio, Institutional Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio, Institutional Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
Templeton Global Bond VIP Fund - Class 1	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Franklin Advisers, Inc.
Variable Portfolio - Aggressive Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Conservative Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderate Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Aggressive Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Partners Core Bond Fund (Class 1)	Seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and Wells Capital Management Incorporated, subadvisers.
Variable Portfolio - Partners Core Equity Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Jacobs Levy Equity Management, Inc. and T. Rowe Price Associates, Inc., subadvisers.

30    RiverSource Variable Universal Life 6 Insurance — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio - Partners International Core Equity Fund (Class 1) (previously CTIVP® - AQR International Core Equity Fund (Class 1))	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; AQR Capital Management, LLC, subadviser.
Variable Portfolio - Partners International Growth Fund (Class 1) (previously CTIVP® - William Blair International Leaders Fund (Class 1))	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; William Blair Investment Management, LLC, subadviser.
Variable Portfolio - Partners International Value Fund (Class 1) (previously CTIVP® - DFA International Value Fund (Class 1))	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Dimensional Fund Advisors LP, subadviser.
Variable Portfolio - Partners Small Cap Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; BMO Asset Management Corp., Scout Investments Inc., and Wells Capital Management Incorporated, subadvisers.
Variable Portfolio - Partners Small Cap Value Fund (Class 1)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Jacobs Levy Equity Management, Inc., Nuveen Asset Management, LLC and Segall Bryant & Hamill, LLC, subadvisers.
Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Wells Fargo VT Opportunity Fund - Class 1	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT Small Cap Growth Fund - Class 1	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Western Asset Variable Global High Yield Bond Portfolio - Class I	Seeks to maximize total return.	Legg Mason Partners Fund Adviser, LLC; Western Asset Management Company, LLC, Western Asset Management Company Limited & Western Asset Management Pte. Ltd., sub-advisers.
Please refer to the prospectuses for the Funds for more information. These prospectuses are available by contacting us at the address or telephone number shown on the first page of this prospectus.

RiverSource Variable Universal Life 6 Insurance — Prospectus    31

Relationship Between Funds and Subaccounts
Each Subaccount buys shares of the appropriate Fund at net asset value without a sales charge. Dividends and capital gain distributions from a Fund are reinvested at net asset value without a sales charge and held by the Subaccount as an asset. Each Subaccount redeems Fund shares without a charge (unless the Fund imposes a redemption fee) to the extent necessary to make death benefit or other payments under the policy.
Substitution of Investments
We may substitute the Funds in which the Subaccounts invest if:
•	laws or regulations change;
•	the existing Funds become unavailable; or
•	in our judgment, the Funds no longer are suitable (or are no longer the most suitable) for the Subaccounts.
If any of these situations occur, we have the right to substitute a Fund currently listed in this prospectus (existing Fund) for another Fund (new Fund). The new Fund may have higher fees and/or operating expenses than the existing Fund. Also, the new Fund may have investment objectives and policies and/or investment advisers which differ from the existing Fund.
We may also:
•	add new Subaccounts;
•	combine any two or more Subaccounts;
•	transfer assets to and from the Subaccounts or the Variable Account; and
•	eliminate or close any Subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the policy and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
Voting Rights
As a policy Owner with investments in the Subaccounts, you may vote on important Fund matters.  We calculate votes separately for each Subaccount.  We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which you are entitled.
We are the legal owner of all Fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each Fund according to instructions we receive from policy Owners.  We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions.  As a result of this proportional voting, in cases when a small number of policy Owners vote, their votes will have a greater impact and may even control the outcome.
Changes to the Variable Account
We reserve the right to do any of the following:
•	cease offering any Subaccount;
•	add or remove Variable Accounts;
•	combine the assets of the Variable Account with the assets of any of our other separate accounts;
•	register or deregister the Variable Account;
•	operate the Variable Account as a management investment company, unit investment trust, or any other form permitted under securities or other law;
•	run the Variable Account under the direction of a committee, board, or other group; or
•	make any changes required by the Investment Company Act of 1940, other federal securities laws or state insurance laws.
We will give you any required notice and receive any required regulatory approval before we make any of these changes.
The General Account
The general account includes all assets owned by RiverSource Life Insurance Company (“we”, “us”, “our” and “RiverSource Life” refer to RiverSource Life Insurance Company), other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your policy, including the death benefit. You should be aware that our general account is exposed to many of the same risks normally associated

32    RiverSource Variable Universal Life 6 Insurance — Prospectus

with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The Fixed Account and the Indexed Accounts are the options supported by our general account that we make available under the policy.
Because of exemptive and exclusionary provisions we have not registered interests in the Fixed Account or the Indexed Accounts as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor the Indexed Accounts nor any interests in the accounts are subject to the provisions of these Acts. With respect to the Indexed Accounts, RiverSource Life represents that the Indexed Accounts offered under the policies are in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and the Consumer Protection Act. The policy complies with all applicable state standard nonforfeiture compliance interest rate assumptions for life insurance.
These general account options have not been registered with the Securities and Exchange Commission (“SEC”). Disclosures regarding these options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
The Fixed Account
You can allocate Net Premiums to the Fixed Account, transfer Policy Value from the Subaccounts to the Fixed Account, or allocate the Segment maturity value of an Indexed Account to the Fixed Account. Amounts allocated to the Fixed Account become part of our general account.
Placing Policy Value in the Fixed Account does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, we guarantee that the Policy Value you place in the Fixed Account will accrue interest at an effective annual rate of at least 2%, independent of the actual investment experience of the general account. Keep in mind that this guarantee is subject to the creditworthiness and continued claims-paying ability of RiverSource Life Insurance Company. We are not obligated to credit any interest in excess of the guaranteed rate of 2%, although we may do so at our sole discretion, or if required by state law. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. We will not credit interest in excess of 2% on any portion of Policy Value in the Fixed Account against which you have a policy loan outstanding.
Your statement will include the average interest rate currently earned on Policy Value in the Fixed Account as well as the interest rate that will be credited on any new money allocated to the Fixed Account. Interest is credited daily. For additional information on interest rates, contact your sales representative or RiverSource Life Insurance Company at the address or telephone number shown on the first page of this prospectus.
The Indexed Accounts
You can allocate Net Premiums to the Indexed Accounts, transfer Policy Value from the Subaccounts or the Fixed Account to the Indexed Accounts or allocate the Segment maturity value of an Indexed Account to the Indexed Accounts (with certain restrictions, explained in “Transfers Among the Fixed Account, Indexed Accounts and Subaccounts”). Amounts allocated to the Indexed Accounts become part of our general account.
Placing Policy Value in the Indexed Accounts does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, the Policy Value that you place in the Indexed Accounts is guaranteed an Indexed Interest Rate of 0% for the 1-Year Point-to-Point Indexed Account (considered a 0% “floor”), and 1% for the 2-Year Point-to-Point Indexed Account (considered a 1% “floor”), independent of the actual investment experience of the general account. Keep in mind that this guarantee is subject to the creditworthiness and continued claims-paying ability of RiverSource Life Insurance Company. We are not obligated to credit indexed interest at any rate higher than 0% for the 1-Year Point-to-Point Indexed Account (considered a 0% “floor”), and 1% for the 2-Year Point-to-Point Indexed Account (considered a 1% “floor”), although we may do so at our sole discretion. This means that you may never receive indexed interest on amounts invested in the 1-year Point-to-Point Indexed Account and you may receive only 1% for amounts invested in the 2-Year Point-to-Point Indexed Account. Also, if fees and charges under the policy are deducted from the Indexed Accounts, you could lose more than the premiums you’ve paid into the Indexed Account(s). For further discussion see “Order of Deductions from Policy Value.”
Indexed Interest Rates credited in excess of the guaranteed rate will be based on various factors including: 1) the return of the underlying index (currently the S&P 500 Index for both the 1-year and 2-Year Point-to-Point Indexed Accounts); the Segment Participation Rate (currently 100% for both the 1-year and 2-Year Point-to-Point Indexed Accounts); and 3) the cap and floor rates in effect at the start of each Segment. A Segment is the portion of an Indexed Account that is

RiverSource Variable Universal Life 6 Insurance — Prospectus    33

associated with a particular Segment Start Date. The Segment Participation Rate is the percentage of the Index Growth Rate that is used to calculate indexed interest. The cap rate is the maximum interest rate over an Indexed Interest Period (1-year or 2-year period). The cap rate will never be lower than 3% for the 1-Year Point-to-Point Indexed Account (considered a 3% “cap”), and 5% for the entire two years of the 2-Year Point-to-Point Indexed Account (considered a 5% “cap”).
When you apply for your policy you will receive an illustration showing the current Indexed Account cap and floor rates in effect at that time. Subsequently, your statement will include the current cap rate in effect for all Indexed Accounts. In addition, we will provide notification on your statement if a Segment’s cap or floor rate has decreased since your last statement.
The portion of Policy Value allocated to the Indexed Accounts earns interest based on a change in the value of the S&P 500 Index. An Indexed Account includes a corresponding Interim Account and one or more Segments. Any money allocated to an Indexed Account will first be deposited into the corresponding Interim Account. An Interim Account temporarily holds Net Premiums, loan repayments and other amounts you request to be allocated to an Indexed Account. An Interim Account earns interest at a fixed rate not less than the Fixed Account guaranteed interest rate shown in the Policy Data section of the policy.
On the 20th day of the calendar month, if the value of the Interim Account is $25 or greater, it will be transferred to a Segment of the corresponding Indexed Account. This will begin a new “Segment”, which is the portion of an Indexed Account created each time a transfer is made from the Interim Account to the Indexed Account. A Segment lasts for a 12- or 24-month term and is eligible for indexed interest at the Segment Maturity Date (the last day of the 12- or 24-month term). Once money is transferred to a Segment it cannot be transferred out of the Segment until the Segment Maturity Date, unless required to satisfy monthly deduction requirements or as required to make a loan or surrender. You may have Policy Value in multiple Segments at any given time.
Indexed interest is credited to the Segment at the end of the Segment Term and is equal to the Average Segment Value multiplied by the Indexed Interest Rate. For a given Segment, the Average Segment Value is the average of the values at the end of each Segment month over the Indexed Interest Period. A Segment month ends on the same day each month as the Segment Start Date. An Indexed Interest Period is the length of time a Segment in an Indexed Account is open. Currently, the Segment Term for an Indexed Account is equal to the Indexed Interest Period for that account.
Examples. The examples set forth below illustrate how indexed interest is calculated.
Assumptions
Segment Growth Cap:	12%
Segment Floor:	0%
Segment Participation Rate:	100%
Average Segment Value:	$5,000
Example 1 – Up-market:
This example shows the policy was credited with $600 for the Segment Term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	1,200
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(1200	–1)	=	20%
1000
The Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 12%, but not less than the Segment Floor of 0%:
a)	20% (Index Growth Rate) x 100% (Segment Participation Rate) = 20%
b)	Segment Growth Cap of 12%, but not less than Segment Floor of 0%
Therefore, in this example the Indexed Interest Rate is capped at 12%.
The indexed interest credited is the Average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 12% = $600
Example 2 – Down-market:
This example shows the policy was credited with $0 for the Segment Term.

34    RiverSource Variable Universal Life 6 Insurance — Prospectus

Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	900
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(900	–1)	=	-10%
1000
The Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 12%, but not less than the Segment Floor of 0%:
a)	-10% (Index Growth Rate) x 100% (Segment Participation Rate) = -10%
b)	Segment Growth Cap of 12%, but not less than Segment Floor of 0%
Therefore, in this example the Indexed Interest Rate is 0%.
The indexed interest credited is the Average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 0% = $0
Example 3 – Semi up-market:
This example shows the policy was credited with $450 for the Segment Term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	1,090
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(1090	–1)	=	9%
1000
The Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 12%, but not less than the Segment Floor of 0%:
a)	9% (Index Growth Rate) x 100% (Segment Participation Rate) = 9%
b)	Segment Growth Cap of 12%, but not less than floor of 0%
Therefore, in this example the Indexed Interest Rate is 9%.
The indexed interest credited is the Average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 9% = $450
The Segment Growth Cap, Segment Floor and Segment Participation Rate are declared at the beginning of each Segment. At Segment maturity, the amount reallocated to the Indexed Account(s) along with any money in the Interim Account is combined to start a new Segment, the Segment Growth Cap is set and the process of crediting interest for that new Segment starts over again. The Segment Growth Cap is the limit on the index growth used in calculating the indexed interest. The Segment Floor provides protection when the performance of the index is less than the Segment Floor. The Segment Participation Rate reflects how much of the Index Growth Rate will be utilized in calculating the indexed interest. The guaranteed minimum Segment Growth Cap, Segment Floor and Segment Participation Rate is shown in the policy under Policy Data. Subsequent Segment Growth Caps, Segment Floors and Segment Participation Rates that we set may differ, but will never be less than the guaranteed minimum rates. Please contact your sales representative to determine the current Segment Growth Cap, Segment Floor and Segment Participation Rate for the Indexed Accounts available under the policy.
The indexed interest credited plus the Segment Value at the end of the Segment result in the Segment maturity value. The Segment maturity value is reallocated to the Fixed Account, Subaccounts, and/or Indexed Accounts according to the Segment maturity reallocation percentages you have selected. The amount reallocated to the Indexed Accounts along with any money in the Interim Account is then combined to start a new Segment. Each available Indexed Account has its own Segment reallocation percentages that can be selected when you apply for the policy.  You may change the Segment reallocation percentages at any time by written request or any other requests acceptable to us.  Any change to the Segment reallocation percentages will be effective for all Segments of an Indexed Account maturing after the receipt of the request.  In absence of a selection of the Segment reallocation percentages, Segment maturity value will be allocated to the same Indexed Account.
On the Insured’s Attained Insurance Age 119 anniversary, Segment reallocation percentages will be set to allocate any Segment maturity value to the Fixed Account and may not be changed.

RiverSource Variable Universal Life 6 Insurance — Prospectus    35

Once benefit payments begin for any rider paying benefits due to chronic or terminal illness, the Segment maturity reallocation percentages will be set to allocate all amounts to the Fixed Account. The Segment reallocation percentages cannot be changed while on claim. Upon expiry of the claim, we must receive written instructions from you in order to change the Segment reallocation percentages.
The Indexed Account options available under the policy are shown in the Policy Data section of the policy. We reserve the right to add, remove or change one or more of the Indexed Account options. Also, we may substitute a comparable index if an index is discontinued, substantially changed or, at our sole discretion, we determine that an index should no longer be used. Any such substitution is subject to approval by the appropriate state insurance regulatory authorities. If an index is discontinued or substantially changed, we may mature Segments early. If we mature a Segment early, we will notify you. If we substitute a comparable index, the new index will only apply to new Segments. We will notify you, and any assignee of record, before a substitute index is used. If no such comparable index is approved, or it would not be prudent to substitute such an index, we reserve the right to stop offering an Indexed Account. In this case, the value of the discontinued Indexed Account will be transferred to the Fixed Account.
It is not possible to invest directly in an index. An Indexed Account is indirectly impacted by the market since it is not directly invested in any stock or equity investments. Any indexed interest credited will be affected by changes in the corresponding index(es).
Changes to the Policies
We reserve the right to do any of the following:
•	make any changes necessary to maintain the status of the policy as life insurance under the Code;
•	make other changes required under federal or state law relating to life insurance;
•	suspend or discontinue sale of the policies; and
•	comply with applicable law.
We will give you any required notice and receive any regulatory approval before we make any of these changes.
Purchasing Your Policy
Application
Your sales representative will help you complete an application and send it along with your initial premium payment to our Service Center. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to refuse to issue your policy or take other steps we deem reasonable. When you apply, you:
•	select a Specified Amount of insurance;
•	select a death benefit option;
•	designate a Beneficiary; and
•	state how premiums are to be allocated among the Fixed Account, the Indexed Accounts and the Subaccounts.
Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.
Age limit: We generally will not issue a policy where the proposed Insured is over the Insurance Age of 85. We may, however, do so at our sole discretion.
Risk Classification: The Risk Classification is based on the Insured’s health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See “Loads, Fees and Charges.”)
When insurance coverage is in effect: Insurance coverage is in effect when we issue the policy, you have paid any premium necessary to keep the policy in force, the policy has been delivered to you and you have accepted the policy.  Conditional insurance coverage will be in effect prior to delivery of the policy only if certain conditions have been met, as stated in the application form.
Other conditions: In addition to proving insurability of the Insured, you and the Insured must meet certain conditions stated in the application form before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.

36    RiverSource Variable Universal Life 6 Insurance — Prospectus

Incontestability: We will have two years from the effective date of your policy or from reinstatement of your policy (see “Keeping the Policy in Force — Reinstatement”) to contest the truth of statements or representations in your application. After the policy has been in force during the Insured’s lifetime for two years (varies by state) from the Policy Date, we cannot contest the truth of statements or representations in your application.
Householding and Delivery of Certain Documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Premiums
Payment of premiums: In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years until the Policy Value is sufficient to cover the Surrender Charge, we require that you pay the Minimum Initial Premium in effect in order to keep the policy in force.
The Scheduled Premium amount you pay is based on a number of factors including, but not limited to:
•	the Specified Amount;
•	the Insured’s gender (unless unisex rates are required by law);
•	the Insured’s issue age;
•	the Insured’s Risk Classification;
•	premium frequency; and
•	the death benefit option.
You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.
The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.
You may also change the amount and frequency of Scheduled Premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.
Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the Policy Value, Cash Surrender Value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.
Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the Insured's Attained Insurance Age 120.
Allocation of premiums: Until the Policy Date, we hold premiums, if any, in the Fixed Account and we credit interest on any Net Premiums (gross premiums minus premium expense charge) at the current Fixed Account rate. As of the Policy Date, we will allocate the Net Premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.
When we receive Notice of Claim for any rider paying benefits due to chronic or terminal illness, the premium allocation percentages will be set to allocate all amounts to the Fixed Account. The premium allocation percentages cannot be changed while on claim. Upon expiry of the claim, you may change the premium allocation percentages by sending a written request to our Service Center.
On the Insured’s Attained Insurance Age 119 anniversary, the premium allocation percentages will be set to allocate all premium and loan repayments to the Fixed Account, and may not be changed.

RiverSource Variable Universal Life 6 Insurance — Prospectus    37

Limitations on Use of the Policy
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a premium payment. We may also be required to block an Owner’s access to Policy Values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate government authority or a court of competent jurisdiction.
Policy Value
The value of your policy is the sum of values in the Fixed Account, Indexed Account(s) and each Subaccount of the Variable Account. We value your accounts as follows:
Fixed Account
We value the amounts you allocate to the Fixed Account directly in dollars. The Fixed Account Value equals:
•	the sum of your Net Premiums, transfer amounts (including loan transfers), Segment maturity reallocations, and any applicable policy value credit allocated to the Fixed Account; plus
•	interest credited; minus
•	the sum of amounts surrendered (including any applicable Surrender Charges) and amounts transferred out of the Fixed Account (including loan transfers); minus
•	any portion of the monthly deduction for the coming month that is allocated to the Fixed Account.
Indexed Accounts
Amounts allocated to an Indexed Account will be held either in an Interim Account or the Indexed Account’s Segments. We value the amounts you allocate to an Indexed Account directly in dollars. An Indexed Account’s Value equals:
•	the sum of your Net Premiums, Segment maturity reallocations, and any applicable policy value credit allocated to the Indexed Account; plus
•	indexed interest credited; minus
•	the sum of amounts surrendered (including any applicable Surrender Charges) and amounts transferred out (due to loans taken and interest charged on Indebtedness), Segment maturity reallocations allocated to the Fixed Account, any Subaccounts, or another Indexed Account; minus
•	any portion of the monthly deduction for the coming month that is allocated to the Indexed Account.
Subaccounts
We convert amounts you allocate to the Subaccounts into Accumulation Units. Each time you allocate a Net Premium, transfer amounts into one of the Subaccounts from the Fixed Account or another Subaccount, or transfer amounts from the Indexed Accounts at Segment maturity, we credit a certain number of Accumulation Units to your policy for that Subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a Subaccount, or we assess a charge, we subtract a certain number of Accumulation Units from your Policy Value.
Accumulation Units are the true measure of investment value in each Subaccount. They are related to, but not the same as, the net asset value of the Fund in which the Subaccount invests. The dollar value of each Accumulation Unit can rise or fall daily depending on the Variable Account expenses, performance of the Fund and on certain Fund expenses. Here is how we calculate Accumulation Unit values:
Number of units: To calculate the number of Accumulation Units for a particular Subaccount, we divide your investment by the current Accumulation Unit value.
Accumulation Unit value: The current Accumulation Unit value for each Subaccount equals the last value times the Subaccount’s current net investment factor.
We determine the net investment factor by:
•	adding the Fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends, to obtain a current adjusted net asset value per share; then
•	dividing that sum by the previous adjusted net asset value per share; and
•	subtracting the percentage factor representing the mortality and expense risk fee from the result.

38    RiverSource Variable Universal Life 6 Insurance — Prospectus

Factors that affect Subaccount Accumulation Units: Accumulation Units may change in two ways — in number and in value. Here are the factors that influence those changes:
The number of Accumulation Units you own may fluctuate due to:
•	additional Net Premiums allocated to the Subaccounts;
•	any applicable policy value credit allocated to the Subaccounts;
•	transfers into or out of the Subaccounts;
•	amounts transferred from Indexed Accounts at Segment maturity;
•	partial surrenders and partial surrender fees;
•	Surrender Charges; and
•	monthly deductions.
Accumulation Unit values will fluctuate due to:
•	changes in underlying Fund net asset value;
•	Fund dividends distributed to the Subaccounts;
•	Fund capital gains or losses; and
•	Fund operating expenses.
Order of Deductions from Policy Value
Any deductions from Policy Value will be taken from the Fixed Account, minus any Indebtedness, and the Subaccounts until exhausted.
When the Fixed Account, minus any Indebtedness, and the Subaccounts have been exhausted, any deductions from Policy Value will be taken in order from the following:
•	the Interim Accounts, proportionally, based on the Interim Account Values until exhausted; then
•	the Segments of the Indexed Accounts starting with the most recently opened Segment(s); then
•	the next most recently opened Segment(s), and will continue in this manner until the amount required to satisfy the deduction has been met.
For multiple Indexed Account Segments with the same start date, any deductions will be taken proportionally out of those Segments based on the values in those Segments.
Such deductions include monthly deductions, partial surrenders, partial surrender fees, loans, loan interest and any other adjustments to Policy Value as a result of exercising a policy provision or rider.
Keeping the Policy in Force
Minimum Initial Premium Guarantee
To allow you to purchase the policy for the lowest premium possible, you may choose to pay only the Minimum Initial Premium during the Minimum Initial Premium Period as long as the Policy Value minus Indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the Minimum Initial Premium Period as shown in your policy under “Policy Data,” if:
•	on a Monthly Date, the Policy Value minus Indebtedness equals or exceeds the monthly deduction for the policy month following such Monthly Date; and
•	the sum of all premiums paid, minus any partial surrenders, and minus any Indebtedness, equals or exceeds the Minimum Initial Premium, as shown in your policy under “Policy Data,” times the number of months since the Policy Date, including the current month.
The Minimum Initial Premium Guarantee Period is ten years.
No Lapse Guarantees
A feature of the policy guaranteeing the policy will remain in force even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is sometimes referred to as a death benefit guarantee. Each policy has the following NLG option:
No Lapse Guarantee to Age 75 (NLG-75): This option guarantees the policy will not Lapse before the Insured’s Attained Insurance Age 75 (or 10 years, if later).
The NLG-75 will remain in effect as long as:
•	the sum of premiums paid; minus

RiverSource Variable Universal Life 6 Insurance — Prospectus    39

•	partial surrenders; minus
•	outstanding Indebtedness; equals or exceeds
•	the NLG-75 Premiums due since the Policy Date.
The NLG-75 Premium is shown in the policy.
If, on a Monthly Date, you have not paid enough premiums to keep the NLG-75 in effect, the NLG-75 will terminate. Your policy will also enter the grace period if the Cash Surrender Value is less than the amount needed to pay the monthly deduction and the Minimum Initial Premium Guarantee is not in effect. The NLG-75 may be reinstated within two years of its termination if the policy is in force.
Grace Period
If on a Monthly Date the Cash Surrender Value of your policy is less than the amount needed to pay the next monthly deduction and neither the NLG nor the minimum initial premium guarantee is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will Lapse.
Approximately 15 days after the grace period begins, we will mail a notice to your last known address, requesting a payment sufficient to cover any past due premiums, any premiums falling due during the grace period, and the next scheduled monthly deduction. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any remaining balance to the Policy Value and allocate it in the same manner as other premium payments.  If the Insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.
If you have an AdvanceSource rider(1) on your policy and the AdvanceSource rider terminates at the end of the grace period while the Accelerated Benefit Insured is a Chronically Ill Individual, the rider may be reinstated provided that you submit a written request within five months after the date of termination and provided that certain other conditions are met. Those conditions are listed in the rider. The reinstated rider will not provide Monthly Benefit Payments during the period of Lapse to the date of reinstatement. The effective date of the reinstated rider will be the beginning of the policy month that coincides with or next follows the date we approve the Accelerated Benefit Insured’s request.
Reinstatement
Your policy may be reinstated within three years after it Lapses, unless you surrendered it for cash. To reinstate, we will require:
•	a written request;
•	evidence satisfactory to us that the Insured remains insurable;
•	payment of the premium we specify; and
•	payment or reinstatement of any Indebtedness.
The effective date of a reinstated policy will be the Monthly Date on or next following the day we accept your application for reinstatement. The suicide period (see “Proceeds Payable Upon Death”) will apply from the effective date of reinstatement. Surrender Charges will also be reinstated.
We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.
Proceeds Payable Upon Death
If the Insured dies while the policy is in force, we will pay a benefit to the Beneficiary of the policy when the Insured dies. The amount payable is the death benefit amount minus any Indebtedness as of the Death Benefit Valuation Date.
Option 1 (level amount): Under the Option 1 death benefit, if death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•	the Specified Amount; or
•	a percentage of the Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•	the Policy Value plus the Specified Amount; or
•	a percentage of Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
(1)	The riders have a different name in some jurisdictions. (See Appendix A.)

40    RiverSource Variable Universal Life 6 Insurance — Prospectus

Option 3 (return of premium, subject to a limit): Under the Option 3 death benefit, if death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
1.	the lesser of:
•	the Specified Amount plus premiums paid, less partial surrenders and any partial surrender fees; or
•	the Death Benefit Option 3 Limit shown under Policy Data; or
2.	a percentage of the Policy Value. The percentage is designed to ensure the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to the Policy Value for your policy to qualify as life insurance.

Example	Option 1	Option 2	Option 3
Specified Amount	$100,000	$100,000	$100,000
Policy Value	$ 5,000	$ 5,000	$ 5,000
Premiums paid	$ 4,000	$ 4,000	$ 4,000
Death benefit	$100,000	$105,000	$104,000
Policy Value increases to	$ 8,000	$ 8,000	$ 8,000
Death benefit	$100,000	$108,000	$104,000
Policy Value decreases to	$ 3,000	$ 3,000	$ 3,000
Death benefit	$100,000	$103,000	$104,000
If you want to have premium payments reflected in the form of an increasing death benefit, subject to a limit, you should consider Option 3. If you want your death benefit to include the policy Specified Amount and Policy Value, you should consider Option 2. If you are satisfied with the Specified Amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Value, you should consider Option 1. Under Option 1, the cost of insurance is lower because our Net Amount at Risk is generally lower; for this reason, the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the Policy Value.
Under all death benefit options, if death is on or after the Insured’s Attained Insurance Age 120 anniversary, the death benefit amount will be the greater of:
•	the death benefit on the Insured's Attained Insurance Age 120 anniversary, minus any partial surrenders and partial surrender fees occurring after the Insured's Attained Insurance Age 120 anniversary; or
•	the Policy Value on the date of death.
If you have an AdvanceSource rider (1) on your policy: The Proceeds payable upon death of the Accelerated Benefit Insured on or after the Insured’s Attained Insurance age 120 anniversary is reduced by each AdvanceSource rider benefit paid.
Choice of Tax Test
When you apply for your policy, you need to select one of two life insurance qualification tests which will be used to determine whether your policy continues to qualify as life insurance, as outlined under Section 7702 of the Internal Revenue Code of 1986, as amended (Code).
The two tests are:
(1) the guideline premium test (GPT), or
(2) the cash value accumulation test (CVAT).
The test you choose cannot be changed after your policy is issued. If you do not choose a life insurance qualification test when you apply for your policy, the GPT will be applied to your policy. For policies with large amounts of planned premium, we may limit the choice to the GPT.
As mentioned in the Proceeds Payable Upon Death section, regardless of which death benefit option is in effect on the policy, there is always a minimum death benefit amount equal to a percentage of the Policy Value. These percentages, and thus the minimum death benefit amount, are defined under Section 7702 of the Code and differ based on the test selected. In general, the percentages under the CVAT are higher than the percentages under the GPT. A policy’s specific percentages are shown in the Death Benefit Percentage table under Policy Data.
In addition to defining a minimum death benefit amount, the Code also defines a limit to the amount of premium that can be paid under the GPT.
Considerations when choosing the life insurance qualification test for your policy:
(1)	The riders have a different name in some jurisdictions. (See Appendix A.)

RiverSource Variable Universal Life 6 Insurance — Prospectus    41

Due to no premium limitations in the CVAT under the Code, the CVAT typically allows more flexibility in the amount and timing of premium that can be paid. Please note, under both tests, any premium paid which increases the Net Amount at Risk may be subject to underwriting and require an increase in the Specified Amount prior to us accepting the premium.
For the same premium, the GPT may result in a higher death benefit in early years due to the premium limitations for a given Specified Amount, while the CVAT may result in a higher death benefit long-term due to higher death benefit percentages. Monthly cost of insurance charges that are based on the Net Amount at Risk may be greater on policies using the test that has the higher death benefit at any given time.
Potential Distributions of Policy Value under the CVAT
Under the CVAT, if the death benefit less the Policy Value, ever exceeds three times the distribution threshold as defined below, we reserve the right to make a distribution from Policy Value. The distribution would be the amount needed to make the death benefit, less the Policy Value, equal to three times the distribution threshold.
The distribution threshold is equal to:
(a) + (b)
Where:
(a) is the initial Specified Amount; and
(b) is the amount of any increase in Specified Amount other than that resulting solely from a change in the death benefit option.
How We Handle Policies Under Unclaimed Property Laws
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of one to five years from either 1) the policy’s maturity date (actual or deemed by statute) or 2) the date the death benefit is due and payable. Your policy’s deemed maturity date is the date the Insured’s Attained Insurance Age equals 120.  If we determine that the death benefit has become payable, we will use our best efforts to locate you or your designated Beneficiaries. If we are unable to locate a Beneficiary, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your Beneficiaries, it is important that your personal address and Beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each Beneficiary. Updates to your Beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known Beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your Beneficiary steps forward (with the proper documentation) to claim escheated death benefit Proceeds, the state is obligated to pay any such Proceeds it is holding.
Change in Death Benefit Option
Prior to the Insured’s Attained Insurance Age 120 anniversary, you may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the Specified Amount. You do not need to provide additional evidence of insurability.
If you change from Option 1 to Option 2: The Specified Amount will decrease by an amount equal to the Policy Value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting Specified Amount amount would fall below the minimum amount shown in the policy.
If you change from Option 2 to Option 1: The Specified Amount will increase by an amount equal to the Policy Value on the effective date of the change.
If you change from Option 3 to Option 1: The Specified Amount will be the Option 3 death benefit on the effective date of the change.
You may not change from Option 1 or Option 2 to Option 3.
An increase or decrease in Specified Amount resulting from a change in the death benefit option will affect the following:Monthly deduction because the cost of insurance charges depends upon the Specified Amount.
Minimum Initial Premium.
Charges for certain optional insurance benefits.
The Surrender Charge will not be affected.

42    RiverSource Variable Universal Life 6 Insurance — Prospectus

We reserve the right to decline to make any death benefit option change that we determine would cause the policy to fail to qualify as life insurance under applicable tax laws.
If you have the AdvanceSource Accelerated Benefit Rider(1) for Chronic Illness on your policy: Neither Option 2 nor Option 3 is available.
If you have the AdvanceSource Accelerated Benefit Rider(1) for Long-Term Care on your policy: Option 3 is not available.
Changes in Specified Amount
Subject to certain limitations, you may make a written request to increase or decrease the Specified Amount.
Increases: If you increase the Specified Amount, we may require additional evidence of insurability that is satisfactory to us.
The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000 and we will not permit an increase after the Insured’s Attained Insurance Age 85. We will have two years from the effective date of an increase in Specified Amount to contest the truth of statements or representations in the application for the increase in Specified Amount.
An increase in the Specified Amount will have the following effect on policy costs:
•	Your monthly deduction will increase because the cost of insurance charge depends upon the Specified Amount.
•	Charges for certain optional insurance benefits may increase.
•	The Minimum Initial Premium and the NLG premiums will increase.
•	The administrative charge will increase.
•	The Surrender Charge will increase. A new schedule of Surrender Charges will apply to the amount of any increase in the Specified Amount.
At the time of the increase in Specified Amount, the Cash Surrender Value of your policy must be sufficient to pay the monthly deduction on the next Monthly Date. The increased Surrender Charge will reduce the Cash Surrender Value. If the remaining Cash Surrender Value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will Lapse unless the NLG option or the Minimum Initial Premium guarantee is in effect.
Decreases: After the first policy year, you may decrease the Specified Amount,(2) subject to all the following limitations:
•	Only one decrease per policy year is allowed.
•	We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.
•	After the decrease, the Specified Amount may not be less than the minimum amount shown in the policy.
•	In policy years 2-5, the Specified Amount remaining after the decrease may not be less than 75% of the initial Specified Amount.
•	In policy years 6 -10, the Specified Amount remaining after the decrease may not be less than 50% of the initial Specified Amount.
•	In policy years 11-15, the Specified Amount remaining after the decrease may not be less than 25% of the initial Specified Amount.
•	In policy years 16+, the Specified Amount remaining after the decrease must be at least $1,000.
•	The effective date of any decrease in Specified Amount is the Monthly Date on or next following the date we receive your request.
Each increase in Specified Amount is treated as a new policy for purposes of applying the limitations on decreases. Thus, the first policy year for an increase is measured from the effective date of the increase.
Example
(1)	The riders have a different name in some jurisdictions. (See Appendix A.)
(2) If you have an AdvanceSource rider on your policy and request a decrease in the policy Specified Amount, including decreases due to partial surrenders, you may impact the AdvanceSource rider Specified Amount and the remaining amount to be accelerated. After a decrease in the policy Specified Amount, if the remaining amount to be accelerated divided by the new policy Specified Amount is greater than the maximum rider Specified Amount percent shown in the “Policy Data” section of the policy, then the rider Specified Amount and the remaining amount to be accelerated will be decreased. Any resulting decrease could cause a change in the maximum monthly benefit.

RiverSource Variable Universal Life 6 Insurance — Prospectus    43

This example assumes an initial Specified Amount of $100,000. In policy year 6, you increase the initial Specified Amount by $100,000. The current Specified Amount after this increase is $200,000. In policy year 10 (and 4 policy years after the effective date of the increase), you request a $125,000 decrease in the current Specified Amount. The maximum decrease permitted under these assumptions is limited to $75,000, and the Specified Amount after this decrease is $125,000, computed as follows:
Maximum reduction in initial Specified Amount in policy year 10:	$100,000 X .50 =	$50,000
Maximum reduction in increase in Specified Amount during the fourth policy year of increase:	$100,000 X .25 =	+25,000
Maximum permitted reduction in current Specified Amount:		$75,000
Current Specified Amount before reduction:		$200,000
Minus maximum permitted reduction in current Specified Amount:		–75,000
Specified Amount after reduction		$125,000
A decrease in Specified Amount will affect your costs as follows:
•	Your monthly deduction will decrease because the cost of insurance charge depends upon the Specified Amount.
•	Charges for certain optional insurance benefits may decrease.
•	The Minimum Initial Premium and the NLG premiums will decrease.
•	The administrative charge will not change.
•	The Surrender Charge will not change.
No Surrender Charge is imposed when you request a decrease in the Specified Amount.
We will deduct decreases in the Specified Amount from the current Specified Amount in this order:
•	First from the initial Specified Amount when the policy was issued, and
•	Then from the increases successively following the initial Specified Amount.
This procedure may affect the cost of insurance if we have applied different Risk Classifications to the current Specified Amount. We will eliminate the Risk Classification applicable to the most recent increase in the Specified Amount first, then the Risk Classification applicable to the next most recent increase, and so on.
Misstatement of Age or Sex
If the Insured’s age or sex has been misstated, the Proceeds payable upon death will be:
•	the Policy Value on the date of death; plus
•	the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus
•	the amount of any outstanding Indebtedness on the date of death.
Suicide
Suicide by the Insured, whether sane or insane, within two years from the Policy Date is not covered by the policy. If suicide occurs, the only amount payable to the Beneficiary will be the premiums paid, minus any Indebtedness and partial surrenders.
In Colorado and North Dakota, the suicide period is shortened to one year. In Missouri, we must prove that the Insured intended to commit suicide at the time he or she applied for coverage. If the Insured commits suicide while sane or insane within two years from the effective date of an increase in Specified Amount, the amount payable for the additional Specified Amount will be limited to the monthly deductions for the additional Specified Amount. In North Dakota, the suicide period is shortened to one year from the effective date of an increase in Specified Amount.
Beneficiary
Initially, the Beneficiary will be the person you designate in your application for the policy. You may change the Beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a Beneficiary, or if the designated Beneficiary dies before the Insured, the Beneficiary will be you, if living. If you are not living, the Beneficiary will be your estate.

44    RiverSource Variable Universal Life 6 Insurance — Prospectus

Transfers Among the Fixed Account, Indexed Accounts and Subaccounts
You may transfer Policy Value from one Subaccount to another or between Subaccounts and the Fixed Account or Indexed Accounts. Certain restrictions apply to transfers involving the Fixed Account and the Indexed Accounts. We will process your transfer on the Valuation Date we receive your request. If we receive your transfer request at our Service Center in Good Order before the Close of Business, we will process your transfer using the Accumulation Unit value we calculate on the Valuation Date we received your transfer request. If we receive your transfer request at our Service Center in Good Order at or after the Close of Business, we will process your transfer using the Accumulation Unit value we calculate on the next Valuation Date after we received your transfer request. Before making a transfer, you should consider the risks involved in changing investments. We may suspend or modify transfer privileges at any time.
If you have an AdvanceSource rider(1) on your policy, once benefit payments begin, any value in the Subaccounts will be transferred to the Fixed Account. Transfers from the Fixed Account to the Subaccounts or the Indexed Accounts will not be allowed. At the end of the Period of Coverage, the portion of the Policy Value in excess of Indebtedness due to us will remain in the Fixed Account until written request is made to transfer to any Subaccounts or Indexed Accounts. The request must be made within 30 days after the end of the Period of Coverage.
Restrictions on Transfers
Market timing can reduce the value of your investment in the policy. If market timing causes the returns of an underlying Fund to suffer, Policy Value you have allocated to a Subaccount that invests in that underlying Fund will be lower too. Market timing can cause you, any joint Owner of the policy and your Beneficiary(ies) under the policy a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a policy if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the Subaccounts within the policy. The underlying Funds in which the Subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying Funds may be more restrictive than the market timing policies and procedures we apply to transfers among the Subaccounts of the policy, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying Fund in which a Subaccount invests in several ways, including but not necessarily limited to:
•	diluting the value of an investment in an underlying Fund in which a Subaccount invests;
•	increasing the transaction costs and expenses of an underlying Fund in which a Subaccount invests; and
•	preventing the investment adviser(s) of an underlying Fund in which a Subaccount invests from fully investing the assets of the Fund in accordance with the Fund’s investment objectives.
Funds available as investment options under the policy that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying Funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying Fund from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of Policy Value among the Subaccounts of the Variable Account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or an asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy Owner who makes more than three Subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your policy and the terms of your policy. These restrictions or modifications may include, but not be limited to:
•	requiring transfer requests to be submitted only by first-class U.S. mail;
•	not accepting hand-delivered transfer requests or requests made by overnight mail;
(1) This rider has a different name in some jurisdictions. (See Appendix A.)

RiverSource Variable Universal Life 6 Insurance — Prospectus    45

•	not accepting telephone or electronic transfer requests;
•	requiring a minimum time period between each transfer;
•	not accepting transfer requests of an agent acting under power of attorney;
•	limiting the dollar amount that you may transfer at any one time;
•	suspending the transfer privilege; or
•	modifying instructions under an automated transfer program to exclude a restricted Fund if you do not provide new instructions.
Subject to applicable state law and the terms of each policy, we will apply the transfer policy described above to all policy Owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some policies may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying Funds and may result in lower Policy Values.
In addition to the market timing policy described above, which applies to transfers among the Subaccounts within your policy, you should carefully review the market timing policies and procedures of the underlying Funds. The market timing policies and procedures of the underlying Funds may be materially different than those we impose on transfers among the Subaccounts within your policy and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying Funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of Fund shares. This assistance may include, but not be limited to, providing the underlying Fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your policy transactions involving the underlying Fund. An underlying Fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of Policy Value to or from the underlying Fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying Fund any redemption fee imposed by an underlying Fund. Market timing policies and procedures adopted by underlying Funds may affect your investment in the policy in several ways, including but not limited to:
•	Each Fund may restrict or refuse trading activity that the Fund determines, in its sole discretion, represents market timing.
•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the policy, it is possible that the underlying Fund’s market timing policies and procedures, including instructions we receive from a Fund, may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying Fund’s market timing policies and procedures will do so. Orders we place to purchase Fund shares for the Variable Account are subject to acceptance by the Fund. We reserve the right to reject without prior notice to you any transfer request if the Fund does not accept our order.
•	Each underlying Fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a Fund has adopted. As a result, a Fund’s returns might be adversely affected, and a Fund might terminate our right to offer its shares through the Variable Account.
•	Funds that are available as investment options under the policy may also be offered to other intermediaries who are eligible to purchase and hold shares of the Fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a Fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same Fund’s shares will do so, and the returns of that Fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying Fund, and the risks that market timing pose to that Fund and to determine whether an underlying Fund has adopted a redemption fee, see that Fund’s prospectus.
Fixed Account Transfer Policies
•	You must make transfers from the Fixed Account during a 30-day period starting on a Policy Anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods. If the amount in the Fixed Account is less than $100, the entire amount can be transferred at any time.
•	If we receive your request to transfer amounts from the Fixed Account within 30 days before the Policy Anniversary, the transfer will become effective on the anniversary.

46    RiverSource Variable Universal Life 6 Insurance — Prospectus

•	If we receive your request on or within 30 days after the Policy Anniversary, the transfer will be effective on the day we receive it.
•	We will not accept requests for transfers from the Fixed Account at any other time.
•	If you have made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
Minimum Transfer Amounts
From a Subaccount to another Subaccount, the Fixed Account or an Indexed Account:
•	For mail and telephone transfers — $250 or the entire Subaccount balance, whichever is less.
•	For automated transfers — $50.
From the Fixed Account to a Subaccount:
•	For mail and telephone transfers — $250 or the entire Fixed Account balance minus any outstanding Indebtedness, whichever is less.
•	For automated transfers — $50.
Maximum Transfer Amounts
The maximum amount that may be transferred from the Fixed Account to one or more of the Indexed Accounts is the Fixed Account Value minus any Indebtedness minus the value of a transfer to one or more of the Subaccounts occurring on the same day. The amount of any such transfer to an Indexed Account will be allocated to the corresponding Interim Account on the date it is received.
Transfer Restriction Period
A transfer restriction period is a 12-month period of time which begins on any date there is loan or withdrawal that is not part of a systematic distribution program from any Indexed Account, including the Interim Accounts. Any deduction from the Indexed Accounts due solely to an increase in Indebtedness from interest charged on a loan will not trigger the start of a transfer restriction period.
During this period, the following restrictions apply:
•	no transfers from the Fixed Account or Subaccounts to any Indexed Account will be allowed; and
•	Indexed Account premium allocation percentages will change to allocate all premium and loan repayments to the Fixed Account.
We reserve the right to shorten or eliminate the transfer restriction period.
Once the transfer restriction period has expired, you may submit a written or phone request to transfer any amount in the Fixed Account or Subaccounts to any Indexed Account or to change the premium allocation percentage.
Maximum Number of Transfers Per Year
You may make transfers by mail or telephone. We reserve the right to limit transfers of value from a Subaccount to one or more Subaccounts or to the Fixed Account to five per policy year. We may suspend or modify this transfer privilege at any time with the necessary approval of the Securities and Exchange Commission. In addition to transfers by mail or telephone, you may make automated transfers subject to the restrictions described below.
Automated Transfers
In addition to written and telephone requests, you can arrange to have Policy Value transferred from one account to another automatically. Your sales representative can help you set up an automated transfer.
Automated transfer policies
•	Only one automated transfer arrangement can be in effect at any time.
•	You may transfer all or part of the value of a Subaccount to one or more of the other Subaccounts, one or more of the Indexed Accounts and/or to the Fixed Account.
•	You may transfer all or part of the Fixed Account Value, minus Indebtedness, to one or more of the Subaccounts and/or one or more of the Indexed Accounts.
•	Either the Fixed Account or one or more of the Subaccounts can be used as the source of Funds for any automated transfer arrangement. The Indexed Accounts may not be used as the source of Funds for any automated transfer arrangement.
•	You can start or stop this service by written or phone request. You must allow seven days for us to change any instructions that are currently in place.

RiverSource Variable Universal Life 6 Insurance — Prospectus    47

•	The minimum transfer amount is $50.
•	You cannot make automated transfers from the Fixed Account to one or more Subaccounts in an amount that, if continued, would deplete the Fixed Account within 12 months. There is no such restriction on automated transfer arrangements that transfer value from the Fixed Account to one or more of the Indexed Accounts only.
•	If your policy has entered a transfer restriction period that will last for 12 months, during this period transfers from the Fixed Account or the Subaccounts to any Indexed Account will not be allowed. Any dollar cost averaging arrangement that moves money to an Indexed Account will be terminated. Premiums and loan repayments allocated to an Indexed Account during this period will be redirected to the Fixed Account.
•	If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
•	If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.
•	The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions. If not, we will stop the automated arrangement.
•	Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the Fixed Account and the Subaccounts. (Exception: The maximum number of transfers per year provision does not apply to automated transfers.)
•	You may make automated transfers by choosing a schedule we provide.
Transfers Not Allowed
Transfers of value are not allowed for the following conditions:
•	from an Indexed Account Segment prior to Segment maturity, except transfers due to policy loans taken or interest charged on Indebtedness;
•	from the Fixed Account or any Subaccount to any Indexed Account once payment of benefits begins for any rider paying benefits due to chronic or terminal illness;
•	from the Fixed Account or any Subaccount to any Indexed Account when the policy is in a transfer restriction period;
•	from the Fixed Account to any Subaccount or Indexed Account after the Insured’s Attained Insurance Age 120 anniversary.
Transfers at the Insured’s Attained Insurance Age 120 Anniversary
On the Insured’s Attained Insurance Age 120 anniversary, any Policy Value in the Subaccounts will be transferred to the Fixed Account and may not be transferred to any Indexed Account.
Automated Dollar-Cost Averaging
You can use automated transfers to take advantage of dollar-cost averaging — investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative Subaccount to a more aggressive one, or to several others.
This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

48    RiverSource Variable Universal Life 6 Insurance — Prospectus

How dollar-cost averaging works
By investing an equal number of dollars each month…		Month	Amount Invested	Accumulation Unit Value	Number of Units Purchased
		Jan	$ 100	$ 20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any Subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
You may make dollar-cost averaging transfers by choosing a schedule we provide.
Asset Rebalancing
Subject to availability, you can contact us in writing or by phone to reallocate the variable Subaccount portion of your Policy Value according to the percentages (in whole percentage amounts) that you choose. The Policy Value must be at least $2,000 at the time the rebalance is set up. Asset rebalancing does not apply to the Fixed Account. We automatically will rebalance the variable Subaccount portion of your Policy Value either quarterly, semiannually or annually. The period you select will start to run on the date you specify. On the first Valuation Date of each of these periods, we automatically will rebalance your Policy Value so that the value in each Subaccount matches your current Subaccount percentage allocations. We rebalance by transferring Policy Value between Subaccounts. Transfers for this purpose are not subject to the maximum number of transfers provisions above.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing or by phone. We will restart the rebalancing period you selected as of the date you specify. You may discontinue auto rebalancing at any time by sending us a written request or by other methods agreed to by us. You must allow 30 days for us to change any instructions that currently are in place. There is no charge for asset rebalancing. For more information on asset rebalancing, contact your sales representative.
Policy Loans
You may borrow against your policy by written or telephone request. (See “Two Ways to Request a Transfer, Loan or Surrender” for the address and telephone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request in Good Order at our Service Center (for exceptions — see “Deferral of Payments,” under “Payment of Policy Proceeds”). We will mail loan payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.
Minimum Loan Amounts
Generally, the minimum you can borrow from your policy is $500. State variations may apply. Please see your policy for further details.
Maximum Loan Amounts
•	90% of the Policy Value minus Surrender Charges.
•	For phone requests, if loan Proceeds are being sent to your address of record the maximum loan amount is $100,000.

RiverSource Variable Universal Life 6 Insurance — Prospectus    49

The amount available at any time for a new loan is the maximum loan value less any existing Indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next Policy Anniversary and monthly deductions that we will take until the next Policy Anniversary.
Allocation of Loans to Accounts
Unless you specify otherwise, we will make the loan from the Fixed Account and the Subaccounts on a Pro Rata Basis. In determining these proportions, we first subtract the amount of any outstanding Indebtedness from the Fixed Account Value.
We redeem Accumulation Units to make loan amounts from the Subaccounts. When the FIxed Account, minus any Indebtedness, and the Subaccounts are exhausted, the loan will be taken from the Indexed Accounts. (See “Order of Deductions from Policy Value” for further discussion.) The amount of any loan or loan interest taken from the Subaccounts and Indexed Accounts will be transferred from the Subaccounts and Indexed Accounts to the Fixed Account.
Repayments
We will allocate loan repayments to Subaccounts, Indexed Accounts and/or the Fixed Account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.
Overdue Interest
If you do not pay accrued interest when it is due, we will increase the amount of Indebtedness in the Fixed Account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the Fixed Account and the Subaccounts with value on a Pro Rata Basis. When the Fixed Account, minus any Indebtedness, and the Subaccounts are exhausted, the additional loan interest will be taken from the Indexed Accounts. See “Order of Deductions from Policy Value” for further discussion.
Effect of Policy Loans
A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the Fixed Account, Subaccounts and/or Indexed Accounts as collateral. The loan collateral does not participate in the investment performance of the Subaccounts, nor does it receive indexed interest. The loan collateral earns interest at the minimum guaranteed rate of the Fixed Account (See “The Fixed Account”). Payment of this interest is subject to the creditworthiness and continued claims-paying ability of RiverSource Life Insurance Company. Starting in year 11 of the policy, the interest rate charged on the loan will be equal to the interest rate credited on the loan collateral. We reserve the right to change the interest rate charged on the loan; however, it will never exceed the maximum stated in the Periodic Charges Other than Fund Operating Expenses section of this prospectus. A loan reduces the policy surrender value. If the loan causes the Cash Surrender Value to drop to zero, the policy will Lapse. The death benefit is reduced by loan Indebtedness. A loan may also cause the NLG or minimum initial guarantee to terminate.
If you have an AdvanceSource rider(1) on your policy, upon Notice of Claim additional policy loans are not permitted. This does not include policy loans taken to pay for interest due on an existing policy loan. If there is an outstanding policy loan at the time of an AdvanceSource rider Monthly Benefit Payment, that benefit payment will be reduced to repay a portion of the policy loan. In Massachusetts, this rule applies to the AdvanceSource Accelerated Benefit Rider for Long-Term Care, but it does not apply to the AdvanceSource Accelerated Benefit Rider for Chronic Illness.
Policy Surrenders
You may take a full or a partial surrender by written request. We may, but are not required to, accept a full or partial surrender request from you by phone. (See “Two Ways to Request a Transfer, Loan or Surrender” for address and telephone numbers for your requests.) We will process your surrender request on the Valuation Date we receive it. If we receive your surrender request at our Service Center in Good Order before the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the Valuation Date we received your surrender request. If we receive your surrender request at our Service Center in Good Order at or after the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the next Valuation Date after we received your surrender request. We may require you to return your policy. Generally, we will process your payment within seven days (for exceptions — see “Deferral of Payments” under “Payment of Policy Loans, Surrenders and Death Benefit Proceeds”). We will mail surrender payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request an electronic funds transfer to your bank. For instructions, please contact your sales representative.
(1)	The riders have a different name in some jurisdictions. (See Appendix A.)

50    RiverSource Variable Universal Life 6 Insurance — Prospectus

Total Surrenders
If you surrender your policy, you receive its Cash Surrender Value, which is the Policy Value minus outstanding Indebtedness and applicable Surrender Charges. (See “Loads, Fees and Charges.”)
Partial Surrenders
After the first policy year, you may take a partial surrender of any amount from $500 up to 90% of the policy’s Cash Surrender Value. Partial surrenders by telephone are limited to $100,000, provided that surrender Proceeds are sent to your address of record. Unless you specify otherwise, we will make partial surrenders from the Fixed Account and Subaccounts on a Pro Rata Basis. When the Fixed Account, minus any Indebtedness, and the Subaccounts are exhausted, the partial surrender will be made from the Indexed Accounts. See “Order of Deductions from Policy Value” for further discussion.
Effect of partial surrenders
•	A partial surrender will reduce the Policy Value by the amount of the partial surrender and the partial Surrender Charge. (See “Fee Tables” and “Loads, Fees and Charges.”)
•	A partial surrender will reduce the death benefit by the amount of the partial surrender and charge, or, if the death benefit is based on the applicable percentage of Policy Value, by an amount equal to the applicable percentage times the amount of the partial surrender.
•	A partial surrender may terminate the minimum initial premium guarantee and/or the NLG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the the minimum initial premium guarantee and/or the NLG in effect.
•	If Option 1 is in effect, a partial surrender will reduce the Specified Amount by the amount of the partial surrender and charge. This may cause the policy to become a Modified Endowment Contract. We will deduct this decrease from the current Specified Amount in this order:
First from the initial Specified Amount when the policy was issued;
Then from the increases successively following the initial Specified Amount.
Because they reduce the Specified Amount, partial surrenders may affect the cost of insurance. We will not allow a partial surrender if it would reduce the Specified Amount below the required minimum. (See “Decreases” under “Proceeds Payable Upon Death.”)
•	If Option 2 is in effect, a partial surrender does not affect the Specified Amount.
Two Ways to Request a Transfer, Loan or Surrender
You can request a transfer, loan or surrender by mail or by phone. You will be required to provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender. Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory income tax withholding on the taxable portion of the distribution.
11 By mail
To request a transfer, loan or surrender by mail, please call us at the number below or contact your sales representative to obtain the required request form. Mail the completed request form to:
Regular mail:
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
Express mail:
RiverSource Life Insurance Company
70200 Ameriprise Financial Center
Minneapolis, MN 55474
22 By phone
1-800-862-7919
•	We answer telephone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

RiverSource Variable Universal Life 6 Insurance — Prospectus    51

•	We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.
•	We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.
dELIVERY OPTIONS FOR LOAN OR SURRENDER PROCEEDS
11 By regular or express mail
•	payable to you;
•	mailed to your address of record.
NOTE: We will charge you a fee if you request express mail delivery. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
22 By wire or other form of electronic payment
•	request that payment be wired to your bank account;
•	pre-authorization required.
NOTE: We will charge you a fee if you request electronic fund transfer. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional Good Order requirements that must be met prior to processing requests to make any payments to a party other than the policy Owner or to an address other than the address of record. These requirements will be designed to ensure policy Owner instructions are genuine and to prevent fraud.
Cybersecurity and Systems Integrity
Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•	the corruption or destruction of data;
•	theft, misuse or dissemination of data to the public, including your information we hold; and
•	denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your policy, your privacy, your ability to conduct transactions on your policy, or your ability to receive timely service from us. There can be no assurance that we, the underlying Funds in your policy, or our other business partners will avoid losses affecting your policy due to any successful cyber-attacks or information security breaches.
Payment of Policy Loans, Surrenders and Death Benefit Proceeds
We will pay Proceeds when:
•	you surrender the policy; or
•	you take a policy loan; or
•	the Insured dies.
We pay all death benefit Proceeds by check (unless the Beneficiary has chosen to have death benefit Proceeds directly deposited into another Ameriprise Financial, Inc. account). We will compute the amount of the death benefit and pay it in a lump sum unless you select one of the payment options below. We will pay interest at a rate not less than 1% per year on lump sum death benefit Proceeds from the date of the Insured’s death to the settlement date (the date on which we pay Proceeds in a lump sum or we first place them under a payment option).

52    RiverSource Variable Universal Life 6 Insurance — Prospectus

Payment Options
During the Insured’s lifetime, you may request in writing that we pay policy Proceeds under one or more of the three payment options below. The Beneficiary may also select a payment option, unless you say that he or she cannot. You decide how much of the Proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to our general investment account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three listed below. Unless we agree otherwise, payments under all options must be made to a natural person.
Option A — Interest Payments: We will pay interest on any Proceeds placed under this option at a rate 1% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw Proceeds in amounts of at least $100. At any time, you may withdraw all of the Proceeds that remain or you may place them under a different payment option approved by us.
Option B — Payments for a specified period: We will make fixed monthly payments for the number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.
Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.
Deferral of Payments
Normally, we will send a payment within seven days after receiving your request in Good Order. However, we reserve the right to postpone payments of Cash Surrender Value, policy loans or variable death benefit Proceeds in excess of the Specified Amount if:
•	the NYSE is closed, except for normal holiday and weekend closings;
•	trading on the NYSE is restricted according to SEC rules;
•	an emergency, as defined by SEC rules, makes it impractical to sell securities or to value the net assets of the accounts; or
•	the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
We may delay payment of any loans or surrenders from the Fixed Account for up to six months from the date we receive the request in Good Order. If we postpone the payment of the surrender Proceeds by more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 2% for the period of postponement.
Federal Taxes
The following is a general discussion of the policy’s federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of current federal income tax laws and of how the IRS currently interprets them. Both the laws and their interpretation may change.
You should make the decision as to who the Owner and the Beneficiary will be after consultation with your tax and legal advisors. These decisions may significantly affect the amount due for federal and state income tax, gift tax and estate or inheritance tax and also your ownership rights to the policy.
The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.
Income tax reporting and withholding: If any amounts are (or are deemed to be) taxable distributions to the policy Owner, such amounts will generally be subject to federal income tax and possibly a tax penalty, and may be subject to federal withholding pursuant to the Code. (See “Taxation of Policy Proceeds.”) Such amounts will also be subject to tax reporting. Reporting may also be required in the event of a policy exchange or other distributions from the policy even if no amounts are currently subject to tax. State income tax reporting and withholding may also apply.
Diversification and investor control: A variable life insurance policy must meet a diversification test under Section 817(h) of the Code and is subject to an investor control rule. Failure to meet either of these tests means that a life insurance policy fails to qualify as a life insurance policy for federal income tax purposes. The diversification test requires the underlying Funds to be invested in a diversified portfolio of assets based on IRS rules. The investor control rule has been established in a number of published rulings issued by the IRS. According to the IRS, determining

RiverSource Variable Universal Life 6 Insurance — Prospectus    53

whether the policy Owner has sufficient incidents of ownership over assets invested in the Subaccounts to be considered the owner of those assets depends on all of the relevant facts and circumstances. The IRS has provided guidance on several factors that, if present, would suggest investor control exists, or, alternatively, would indicate that investor control does not exist. The IRS has to date not yet ruled on several other issues. We reserve the right to modify the policy, as necessary, so that the Owner will not be subject to current taxation as the owner of the Subaccounts’ assets.
RiverSource Life’s Tax Status
We are taxed as a life insurance company under the Code. For federal income tax purposes, the Subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the Fund in which the Subaccount invests and becomes part of the Subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance policies or in our tax status as we then understand it. The company includes in its taxable income the net investment income derived from the investment of assets held in its Subaccounts because the company is considered the owner of these assets under federal income tax law.  The company may claim certain tax benefits associated with this investment income. These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Policy Proceeds
Death benefit Proceeds: The death benefit paid to the Beneficiary generally is not considered income to the Beneficiary and is not subject to federal income taxes. When the Proceeds are paid on or after the Insured’s Attained Insurance Age 120, if the amount received plus any Indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.
Death benefit Proceeds under Payment Option A: The death benefit Proceeds generally are not subject to income tax, but payments of interest are taxable and may be reported to the IRS and a state, if applicable.
Death benefit Proceeds under Payment Options B and C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the Beneficiary’s investment in the policy and will not be taxed. The Beneficiary’s investment in the policy is generally the death benefit Proceeds applied to the payment options. Under Option C only, all payments made after the investment in the policy is fully recovered will be subject to tax. Any taxable earnings may be reported to the IRS and a state, if applicable.
Pre-death Proceeds (See the following table.): Generally, part or all of any pre-death Proceeds received through full surrender, Lapse, partial surrender, or payment options may be subject to federal (and state, if applicable) income tax as ordinary income to the extent of any earnings in the policy. Depending on the situation, these rules may also apply to policy loans and an assignment of the policy as collateral. It is possible that the amount of taxable income generated at the Lapse or surrender of a policy with a loan may exceed the actual amount of cash received. In some cases, the tax liability depends on whether the policy is a modified endowment contract (explained in the following table). The taxable amount may also be subject to an additional 10% IRS penalty tax if the policy is a modified endowment contract and you are younger than age 59½. (See “Penalty tax” under “Modified Endowment Contracts.”)
Source of Proceeds	Taxable Portion of Pre-death Proceeds
Non-Modified Endowment Contracts:	Taxable portion of pre-death Proceeds:
Full surrender:	You will be taxed on the amount received, plus any Indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of loans previously taken. It could be the case that a policy with a relatively small existing Cash Surrender Value could have significant earnings that will be taxed upon surrender of the policy.
Lapse:	You will be taxed on any Indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of Lapse — these earnings may be part of the policy cash value or part of loans previously taken. It could be the case that a policy with a relatively small existing Cash Surrender Value could have significant earnings that will be taxed upon Lapse of the policy.

54    RiverSource Variable Universal Life 6 Insurance — Prospectus

Source of Proceeds	Taxable Portion of Pre-death Proceeds
Partial Surrenders:	Generally, if the amount received is greater than your investment in the policy,(1) the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.
Policy loans and assignments and pledges:	None.(2)

Modified Endowment Contracts:(3)	Taxable portion of pre-death Proceeds:
Full surrender:	You will be taxed on the amount received, plus any Indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of loans previously taken. Please note, for modified endowment contracts, it is likely that any earnings taken in previous policy loans were taxable and would be included in the investment in the policy.
Lapse:	You will be taxed on any Indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of Lapse — these earning may be part of the policy cash value or part of loans previously taken.
Partial Surrenders:	You will be taxed on the lesser of:
• the amount received; or
• Policy Value minus your investment in the policy.(1)
Policy loans and assignments and pledges:	You will be taxed on the lesser of:
• the amount of the loan/assignment; or
• Policy Value minus your investment in the policy.(1)

Payment Options: Pre-death Proceeds (applicable to non-modified endowment contracts and modified endowment contracts):	Option A: Treated as a full surrender; earnings are taxed and may be subject to an additional 10% penalty tax for modified endowment contracts. Interest is taxed (but not subject to an additional 10% IRS penalty tax).
Options B and C: A portion of each payment is taxed and a portion is considered a return on investment in the policy(1) and not taxed. Any Indebtedness at the time the option is elected is treated as a partial surrender and earnings are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts). Payments made after the investment in the policy(1) is fully recovered are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts).

(1)	Investment in the policy is generally equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus taxable portion of any previous policy loans. (for non-modified endowment contracts, it is unlikely that any previous policy loans were taxable).
(2)	However, should the policy later be surrendered or Lapse with outstanding Indebtedness, see discussion related to “full surrender” or “Lapse” under “Source of Proceeds” in the “Non-Modified Endowment Contracts” section shown above for the explanation of tax treatment.
(3)	Any taxable portion of pre-death Proceeds may be subject to a 10% IRS penalty tax (exceptions apply — see “Penalty tax” under “Modified Endowment Contracts.”)

RiverSource Variable Universal Life 6 Insurance — Prospectus    55

Modified Endowment Contracts
Your policy is a modified endowment contract if the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.
If you exchanged a policy that is a modified endowment contract under section 1035 of the Code, your new policy also will be a modified endowment contract. If you exchanged a policy that is a non-modified endowment contract, your new policy may become a modified endowment contract.
We have procedures for monitoring whether your policy becomes a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the Risk Classification, sex and age of the Insured. We recalculate these limits later if certain increases or reductions in benefits occur.
If you pay a premium that causes your policy to become a modified endowment contract under the Code, we will notify you in writing. If you do not want your policy to remain a modified endowment contract, you can choose one of the following options within the time period stated in the notice:
•	ask us to refund the excess premium that caused the policy to become a modified endowment contract, plus interest; or
•	ask us to apply the excess premium to your policy at a later date when it would not cause the policy to become a modified endowment contract.
You do not have to choose either of these options. If you do not choose one of these options, your policy will remain a modified endowment contract for the life of the policy. (See “Modified Endowment Contracts” in the table under “Taxation of Policy Proceeds.”)
Increases in benefits: We recalculate limits when an increase is a “material change.” Almost any increase you request, such as an increase in Specified Amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the “Proceeds Payable upon Death” section or an increase in Policy Value growth under Option 2, generally is not a material change. A policy becomes a modified endowment contract if premiums you pay in the first seven years following a material change exceed the recalculated limits.
Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had been in effect for the entire applicable seven-year period. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy will become a modified endowment contract with applicable tax implications even if you do not pay any further premiums.
Distributions affected: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract because the IRS presumes that you took a distribution in anticipation of that event.
Serial purchase of modified endowment contracts: The IRS treats all modified endowment contracts issued by the same insurer (or possibly affiliated companies of the insurer) to the same Owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.
Penalty tax: If a policy is a modified endowment contract, the taxable portion of pre-death Proceeds from a full surrender, Lapse, partial surrender, policy loan or assignment of Policy Value or certain payment options may be subject to a 10% penalty tax unless:
•	the distribution occurs on or after the date that the Owner attains age 59½;
•	the distribution is attributable to the Owner becoming disabled (within the meaning of Section 72(m)(7) of the Code); or
•	the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the Owner or over the joint lives (or life expectancies) of the Owner and the Owner’s Beneficiary.
(See “Taxation of Policy Proceeds”, “Pre-death Proceeds” and accompanying table.)
Other Tax Considerations
Interest paid on policy loans: Generally, no deduction is allowed for interest paid or accrued on any Indebtedness with respect to life insurance policies. However, a deduction is allowed under Section 264(e) of the Code for interest (subject to certain interest rate limitations) on policy loans of a business with respect to certain key person insurance. The aggregate amount of Indebtedness that can be borrowed on that key individual (who must be an officer or 20-percent

56    RiverSource Variable Universal Life 6 Insurance — Prospectus

owner of the business) may not exceed $50,000. The amount of key persons is limited to a maximum of 20 with respect to any controlled group of companies. A business that falls within the exception of Section 264(e) and is allowed a deduction for interest with respect to key-person insurance up to $50,000 nonetheless must also not fall within either of the prohibitions of Sections 264(a)(2) (with respect to certain single premium policies), and (a)(3) (Indebtedness incurred or continued to purchase or carry a life insurance contract pursuant to a plan of purchase which contemplates the systematic borrowing of part or all of the increases in the cash value).
Policy changes: Changing ownership, exchanging or assigning the policy may have income, gift and/or estate tax consequences, depending on the circumstances.
1035 exchanges: See “Exchange/Replacement Risk” under “Policy Risk” for potential risks associated with 1035 exchanges. Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old policy or contract. If the life insurance policy has an outstanding loan, there may be tax consequences. Currently, partial exchanges of life insurance policies are not allowed by the company because there is no guidance from the IRS.
Other taxes: Federal estate tax, state and local estate or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy Proceeds will also depend on the circumstances. All of these laws are subject to change.
Qualified Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant, tax advisor and legal advisor prior to purchasing a policy in conjunction with a retirement plan, and consider, without limitation, (i) the deductibility to the employer and the inclusion in gross income to the participant of amounts used to purchase insurance in conjunction with a qualified retirement plan, (ii) the taxation of insurance Proceeds upon death for insurance in conjunction with a qualified retirement plan, (iii) any limitation on the amount of life insurance that is allowed to be purchased within a qualified plan in order for a plan to maintain its qualified status, and (iv) the tax treatment of the policy should the policy be distributed from a qualified plan to a participant in the qualified plan. The policy will not provide any necessary or additional tax deferral if it is used to fund a tax-deferred retirement plan.
On July 6, 1983, the Supreme Court held in Norris v. Arizona Governing Committee that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy’s cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with their legal advisors before purchasing the policy for any employment-related insurance or benefit program.
Employer-owned life insurance: The Pension Protection Act (PPA) of 2006 amended Section 101 of the Code by adding a new Section 101(j) that addresses the tax treatment of “employer-owned life insurance” (EOLI). Unless one of four specified conditions is met and the notice and consent requirements are met, any death benefits in excess of the premiums paid are taxed. In general, an EOLI contract is any life insurance contract owned by a person engaged in a trade or business and under which such person or any related person is directly or indirectly a Beneficiary under the contract and that covers the life of an employee of the employer (or certain related persons). Additionally, an applicable policyholder owning 1 or more employer-owned life insurance contracts is required to file a Form 8925 with the IRS. The applicable policyholder is required to keep records necessary to determine whether the requirements of the reporting rule and the income inclusion rule are met.
The four specified conditions are:
•	The Insured was an employee at any time during the 12-month period before the Insured’s death;
•	The Insured is, at the time the contract is issued a director, a highly compensated employee as defined by reference to the qualified plan rules in Section 414(q) or one of the 35% most highly compensated individuals within the meaning of self-insured health plans;

RiverSource Variable Universal Life 6 Insurance — Prospectus    57

•	The death benefits are paid to a member of the family of the Insured, any individual who is the designated Beneficiary of the Insured under the contract (other than the employer), a trust established for the benefit of any such member of the family or designated Beneficiary, or the estate of the Insured; or
•	The amount is used to purchase an equity (or capital or profits) interest in the employer from a family member of the Insured, an individual who is a designated Beneficiary, a trust established for the benefit of a family member or designated Beneficiary, or the estate of the Insured.
The notice and consent requirements are met if, before the issuance of the policy, the employee:
•	Is notified in writing that the applicable policyholder intends to insure the employee’s life and of the maximum face amount for which the employee could be Insured at the time the contract was issued;
•	Provides written consent to being Insured under the contract and that such coverage may continue after the Insured terminates employment; and
•	Is informed in writing that an applicable policyholder will be a Beneficiary of any Proceeds payable upon the death of the employee.
AdvanceSource riders:(1) The rider is intended to be federally tax-qualified long-term care insurance under Section 7702B(b) of the Code, as adopted by the Health Insurance Portability and Accountability Act of 1996 — Public Law 104-191. Benefits received under the rider are intended to qualify for exclusion from federal income tax within the limits of the Code. Receipt of benefits in excess of those limits may be taxable. For this purpose, benefits under other contracts paying long-term care benefits are included in determining whether benefits exceed the limits imposed by the Code. Any charges for this rider that are deducted from the cash value of the life insurance policy will not be included in taxable income. The investment in the contract, however, is reduced (but not below zero) by the amount of the charge.
Split Dollar Arrangements
The following is a general discussion of the federal income tax implications of a split dollar arrangement entered into or materially modified after Sept. 17, 2003. You should consult your legal and tax advisors before developing or entering into a split dollar arrangement.
A typical split-dollar life insurance agreement is an arrangement under which two parties agree to share the costs and benefits of a permanent life insurance contract which provides both a death benefit and cash values. The arrangement divides or “splits” between two parties the death benefit and the cash value of the policy or other economic benefits under the contract. The objective of a split dollar arrangement is to join together the life insurance needs of one party with the premium paying ability of another. The typical split dollar arrangement is between an employer and an employee, but the arrangement may be used in other relationships, such as between a corporation-shareholder, a parent and a child, or a donor and a charity.
Traditionally, there have been two types of split dollar arrangements. In the “endorsement” system, the employer owns the policy and is responsible for the payment of the annual premiums. The employee is then required to reimburse the employer for his or her share, if any, of the premiums. The “collateral assignment system” is described as a system in which the employee in form owns the policy and pays the entire premium. The employer in form makes annual loans (sometimes without interest or below the fair rate of interest), to the employee of amounts equal to the yearly increases in the Cash Surrender Value, but not exceeding the annual premiums. The employee executes an assignment of the policy to the employer as collateral security for the loans. The loans are generally payable at the termination of employment or the death of the employee. In a reverse split dollar plan, the payor of the premiums retains the life insurance protection and another party owns the rights to the cash value of the policy.
The Treasury regulations define a split dollar life insurance arrangement as any arrangement between an Owner of a life insurance contract and a non-owner of the contract under which either party to the arrangement pays all or part of the premiums, and one of the parties paying the premiums is entitled to recover (either conditionally or unconditionally) all or any portion of those premiums and such recovery is to be made from, or is secured by, the Proceeds of the contract. The definition is not intended to include life insurance plans where only one party has all the rights to the policy such as group-term plans (Section 79 of the Code), executive bonus arrangements or key-person plans.
Under a special rule, any arrangement between an Owner and a non-owner of a life insurance contract is treated as a split-dollar life insurance arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into in connection with the performance of services and is not part of a group-term life insurance plan described in Section 79, the employer or service recipient pays, directly or indirectly, all or any portion of the premiums; and either (1) the Beneficiary of all or any portion of the death benefit is designated by the employee or service provider or is any person whom the employee or service provider would reasonably be expected to designate as the Beneficiary; or (2) the employee or service provider has any interest in the policy cash value of the life insurance
(1)	The riders have a different name in some jurisdictions. (See Appendix A.)

58    RiverSource Variable Universal Life 6 Insurance — Prospectus

contract. For example, in a compensatory context in which the employer owns the contract, the employee must include in gross income the value of any interest in the Cash Surrender Value of the contract provided to the employee during a taxable year.
Another special rule provides that an arrangement is a split-dollar arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into between a corporation and another person in that person’s capacity as a shareholder in the corporation; the corporation pays, directly or indirectly, all or any portion of the premiums; and either (1) the Beneficiary of all or any portion of the death benefit is designated by the shareholder or is any person whom the shareholder would reasonably be expected to designate as the Beneficiary; or (2) the shareholder has any interest in the policy cash value of the life insurance contract.
Mutually Exclusive Regimes
The regulations provide for two mutually exclusive regimes for taxing split-dollar life insurance arrangements. The regulations apply for purposes of income tax, gift tax, FICA, FUTA, RRTA, SECA, and wage withholding. The regulations require both the Owner and non-owner of a life insurance contract to fully account for all amounts under the arrangement under the rules that apply to the regime under which the arrangement is taxed.
•	Economic Benefit Split Dollar: As a general rule for split-dollar life insurance arrangements that are taxed under the economic benefit regime, the Owner of the life insurance contract is treated as providing economic benefits to the non-owner of the contract. The economic benefit regime generally will govern the taxation of endorsement arrangements. Also, a special rule requires the economic benefit regime to apply (and the loan regime not to apply) to any split-dollar life insurance arrangement if: (i) the arrangement is entered into in connection with the performance of services, and the employee or service provider is not the Owner of the life insurance contract; or (ii) the arrangement is entered into between a donor and a donee (for example, a life insurance trust) and the donee is not the Owner of the life insurance contract.
The value of the economic benefits, reduced by any consideration paid by the non-owner to the Owner, is treated as transferred from the Owner to the non-owner. The possible economic benefits provided to the non-owner can include the value of current life insurance coverage, any portion of the Cash Surrender Value available to the non-owner, and any other economic benefit. The tax consequences of that transfer will depend on the relationship between the Owner and the non-owner. Thus, the transfer may constitute a payment of compensation, a dividend distribution, a gift, or a transfer having a different tax character. Further, depending on the relationship between or among a non-owner and one or more other persons (including a non-owner or non-owners), the economic benefits may be treated as provided from the Owner to the non-owner and as separately provided from the non-owner to such other person or persons (for example, as a payment of compensation from an employer to an employee and as a gift from the employee to the employee’s child).
•	Loan (Collateral Assignment) Split Dollar: Under loan regime, the non-owner of the life insurance contract is treated as loaning premium payments to the Owner of the contract. Except for specified arrangements, the loan regime applies to any split-dollar loan. A payment made pursuant to a split-dollar life insurance arrangement is a split-dollar loan and the Owner and non-owner are treated, respectively, as borrower and lender if (i) the payment is made either directly or indirectly by the non-owner to the Owner; (ii) the payment is a loan under general principles of Federal tax law or, if not a loan under general principles of Federal tax law, a reasonable person would expect the payment to be repaid in full to the non-owner (whether with or without interest); and (iii) the repayment is to be made from, or is secured by, either the policy’s death benefit Proceeds or its Cash Surrender Value, or both. A borrower generally may not deduct any interest on a split-dollar. If the split-dollar loan provides for sufficient interest, then the loan generally is subject to the general rules for debt instruments.
If a split-dollar loan is a below-market loan, then, in general, the loan is recharacterized as a loan with interest at the applicable Federal rate (AFR), coupled with an imputed transfer by the lender to the borrower. The timing, amount, and characterization of the imputed transfers between the lender and borrower of the loan will depend upon the relationship between the lender and the borrower (for example, the imputed transfer is generally characterized as a compensation payment if the lender is the borrower’s employer), and whether the loan is a demand loan or a term loan.
EOLI Requirements May Apply
A contract that is subject to a split dollar arrangement is an employer-owned life insurance contract if the contract is owned by a person engaged in a trade or business and is otherwise described in Section 101(j) of the Code. However, the general rule of Section 101(j) does not apply to the extent any amount received by reason of the death of the Insured is paid to a family member of the Insured, an individual who is a designated Beneficiary, a trust established for the benefit of a family member or designated Beneficiary. Notice 2008-42 provides guidance regarding the application of Sections 101(j) to life insurance contracts that are subject to split-dollar life insurance arrangements.

RiverSource Variable Universal Life 6 Insurance — Prospectus    59

Taxation — Determined by Policy Ownership
The regulations provide rules for determining the Owner and the non-owner of the life insurance contract. The general rule is that the Owner is the person named as the policy Owner. If two or more persons are designated as the policy Owner, the first-named person generally is treated as the Owner of the entire contract, however, if two or more persons are named as the policy Owner and each such person has at all times, all the incidents of ownership with respect to an undivided interest in the contract, those persons are treated as Owner of separate contracts. The general rule that the person named as the policy Owner is treated as the Owner of the life insurance contract is subject to two exceptions involving situations in which the only benefit available under the split-dollar life insurance arrangement is the value of current life insurance protection (that is, non-equity arrangements).
The regulations add attribution rules to determine the Owner of a policy. Under these rules, if a split-dollar life insurance arrangement is entered into in connection with the performance of services, the employer or service recipient is treated as the Owner of the life insurance contract if the Owner under the split-dollar life insurance arrangement is: (a) a trust described in Section 402(b); (b) A grantor trust that is treated as owned by either the employer or the service recipient; (c) a welfare benefit fund within the meaning of Section 419(e)(1); or (d) certain related parties.
If you are considering a split dollar arrangement, you should consult your legal and tax advisor.
Section 409A
The Section 409A regulations explain that a split-dollar life insurance arrangement may provide for deferred compensation, as determined through application of the general rules defining deferred compensation and a nonqualified deferred compensation plan. Notice 2007-34 was issued concurrently with the regulations under Section 409A to provide guidance regarding the application of Section 409A to split-dollar life insurance arrangements. The Notice confirms that many split-dollar arrangements are not subject to Section 409A and provides that certain modifications of these arrangements necessary to comply with, or avoid application of, Section 409A will not be treated as material modifications under the split dollar rules. The Notice further clarifies that a split-dollar arrangement generally provides for deferred compensation if the service provider has a legally binding right during a taxable year to compensation that is payable to or on behalf of the provider in a later year. In addition, the regulations under Section 409A provide additional categories of plans for purposes of the aggregation rules, including a separate category for split-dollar arrangements.
Distribution of the Policy
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the policy. Its office is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Policy
•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the policy.
•	The policies are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the policies to the public. We agree to pay the selling firm (or an affiliated insurance agency) for policies its sales representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when policies are returned under the free look period.
Payments to the Selling Firms
•	We may use compensation plans which vary by selling firm. In general, we pay selling firms a commission of up to 90% of the initial target premium when the policy is sold, plus up to 2.50% of all premiums in excess of the target premium. We determine the target premium, which varies by age, gender, and Risk Classification of the Insured at the time of issue as well as by the Specified Amount of the policy. Each year we also pay up to 1.00% of the Policy Value, less Indebtedness, for servicing the policy, depending on the compensation option chosen by the selling firm. We pay additional commissions to selling firms if an increase in coverage occurs. We do not pay or withhold payment of commissions based on how you choose to allocate your premiums to the Subaccounts.
•	In addition to commissions, we may, in order to promote sales of the policies, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
—	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for sales representatives, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

60    RiverSource Variable Universal Life 6 Insurance — Prospectus

—	marketing support related to sales of the policy including for example, the creation of marketing materials, advertising and newsletters;
—	providing services to policy Owners; and
—	funding other events sponsored by a selling firm that may encourage the selling firm’s sales representatives to sell the policy.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. As noted below, this additional compensation may cause the selling firm and its sales representatives to favor the policies.
Sources of Payments to Selling Firms
•	We pay the commissions and other compensation described above from our assets.
•	Our assets may include:
—	revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the policy (see “Fee Tables”);
—	compensation we or an affiliate receive from a Fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The Funds”); and
—	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.
•	You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the policy. However, you may pay part or all of the commissions and other compensation described above indirectly through:
—	fees and expenses we collect from policy Owners, including Surrender Charges; and
—	fees and expenses charged by the underlying Funds in which the Subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the Funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
•	give selling firms a heightened financial incentive to sell the policy offered in this prospectus over another investment with lower compensation to the selling firm.
•	cause selling firms to encourage their sales representatives to sell you the policy offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•	cause a selling firm to grant us access to its sales representatives to promote sales of the policy offered in this prospectus, while denying that access to other firms offering similar policies or other alternative investments which may pay lower compensation to the selling firm.
Payments to Sales Representatives
•	The selling firm pays its sales representatives. The selling firm decides the compensation and benefits it will pay its sales representatives.
•	To inform yourself of any potential conflicts of interest, ask your sales representative before you buy how the selling firm and its sales representatives are being compensated and the amount of the compensation that each will receive if you buy the policy.
Legal Proceedings
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including a multistate insurance department examination and a market conduct examination by the State of Minnesota). RiverSource Life has cooperated and will continue to cooperate with the applicable regulators.
RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its consolidated financial condition, results

RiverSource Variable Universal Life 6 Insurance — Prospectus    61

of operations or liquidity. However, it is possible that the outcome of any such current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.
Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of RiverSource Life or the insurance industry generally.

62    RiverSource Variable Universal Life 6 Insurance — Prospectus

Key Terms
These terms can help you understand details about your policy.
1-Year Point-to-Point Indexed Account:  An Indexed Account option under the policy that credits interest based on the percentage change in value of one or more designated index(es) between two points in time over a one-year period (subject to a Segment Growth Cap, Segment Floor and Segment Participation Rate).
2-Year Point-to-Point Indexed Account:  An Indexed Account option under the policy that credits interest based on the percentage change in value of one or more designated index(es) between two points in time over a two-year period (subject to a Segment Growth Cap, Segment Floor and Segment Participation Rate).
Accelerated Benefit Insured: This person is the Insured of the policy to which an AdvanceSource rider(1) is attached.
Accumulation Unit: An accounting unit used to calculate the Policy Value of the Subaccounts prior to the Insured’s death.
Adult Day Care: A program that provides a protective environment and preventive, remedial and restorative services for part of the 24-hour day.
Adult Day Care Center: A place that is licensed to provide Adult Day Care by the state. If not licensed, it must meet certain criteria listed in an AdvanceSource rider.(1)
AdvanceSource Rider Specified Amount: The maximum death benefit amount that may be accelerated under an AdvanceSource rider.(1) This amount is chosen in your application for the rider and is shown in the “Policy Data” section of the policy.
Assisted Living Facility: A facility that provides ongoing care and related services to inpatients in one location. In some states, if the facility is not licensed or accredited to provide such care, it must meet certain criteria listed in an AdvanceSource rider.(1)
Attained Insurance Age: The Insured’s Insurance Age plus the number of policy anniversaries since the Policy Date. Attained Insurance Age changes only on a Policy Anniversary.
Average Segment Value: For a given Segment, the average of the values at the end of each Segment month over the Indexed Interest Period. A Segment month ends on the same day each month as the Segment Start Date.
Beneficiary: The person(s) or entity(ies) designated to receive the death benefit Proceeds.
Cash Surrender Value: Proceeds received if you surrender the policy in full, or the amount payable if the Insured’s death occurs on or after the Insured has
Attained Insurance Age 120. The Cash Surrender Value equals the Policy Value minus Indebtedness and any applicable Surrender Charges.
Chronically Ill Individual: An individual who has been certified by a Licensed Health Care Practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring Substantial Supervision to protect such individual from threats to health and safety due to Cognitive Impairment.
Close of Business: The time the New York Stock Exchange (NYSE) closes, 4 p.m. Eastern time unless the NYSE closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Cognitive Impairment: A deficiency in a person’s short-term memory; orientation as to person, place, and time; deductive or abstract reasoning; or judgment as it relates to safety awareness.
Cumulative Guaranteed Indexed Interest Rate: The Segment guaranteed annual interest rate compounded annually for the number of years of the Indexed Interest Period.
Death Benefit Valuation Date: The date of the Insured’s death when death occurs on a Valuation Date. If the Insured does not die on a Valuation Date, then the Death Benefit Valuation Date is the next Valuation Date following the date of the Insured’s death.
Duration: The number of years a policy is in force. For example, Duration 1 is the first year the policy is in force and Duration 15 is the 15th year the policy is in force.
Eligibility for the Payment of Benefits Conditions: Eligibility requirements for claim payments include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the rider.
Elimination Period: The number of days of Qualified Long-term Care Services that are required while an AdvanceSource(1) rider is in force before any benefit is available under this rider. The Elimination Period is shown in the “Policy Data” section of the policy. The dates of service need not be continuous; however, the Elimination Period must be satisfied within a period of 730 consecutive days. The Elimination Period must be satisfied only once while the rider is in force. Benefits

(1)	The riders have a different name in some jurisdictions. (See Appendix A.)

RiverSource Variable Universal Life 6 Insurance — Prospectus    63

will not be retroactively paid for the Elimination Period. The Elimination Period may vary by state. Please see your rider for further details.
Fixed Account: The portion of the Policy Value that earns interest at a fixed rate not less than the guaranteed interest rate as shown under Policy Data.
Fixed Account Value: The portion of the Policy Value that you allocate to the Fixed Account, including Indebtedness.
Funds: Mutual funds or portfolios, each with a different investment objective. (See “The Variable Account and the Funds.”) Each of the Subaccounts of the Variable Account invests in a specific one of these Funds.
Good Order: We cannot process your transaction request relating to the policy until we have received the request in Good Order at our Service Center. “Good Order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “Good Order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the policy number; the transaction amount (in dollars); the names of and allocations to and/or from the Subaccounts, the Indexed Accounts and the Fixed Account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all policy Owners for the request to be in Good Order. With respect to purchase requests, “Good Order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Home Health Care: Personal assistance and care provided by a Home Health Care Provider in a private home or by an Adult Day Care Center.
Home Health Care Provider: An agency or person who provides Home Health Care.
Hospital: A place which, by law, provides care and treatment for sick or injured persons as resident bed patients.
Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.
Indexed Account: The portion of the Policy Value that earns interest based on a change in the value of one or more designated indexes.
Indexed Account Value: The sum of the values of the Segments of an Indexed Account plus the value of the Indexed Account’s corresponding Interim Account.
Index Growth Rate: The Index Growth Rate is calculated as (B divided by A) minus 1, where:
A = the final value of the index as of the day before the beginning of the Indexed Interest Period; and
B = the final value of the index as of the day before the end of the Indexed Interest Period.
The final value of an index used in calculating the Index Growth Rate is the value determined by that index's provider as the index's final value on a business day. A business day is a day on which the New York Stock Exchange is open for business. If we need to determine the final value on any day that is not a business day, we will use the final value for the next business day following that day. If no final value is determined for any index as of a business day, we will use the final value for the most recent preceding business day for which a final value was determined for that index.
The Index Growth Rate does not include gains in the index that come from dividends.
Indexed Interest Period: The length of time a Segment in an Indexed Account is open. Currently, the Segment Term for an Indexed Account is equal to the Indexed Interest Period for that account.
Indexed Interest Rate: The Indexed Interest Rate reflects any growth in the value of the index, subject to the Segment Growth Cap and Segment Floor. The Indexed Interest Rate is equal to the lesser of (a x b) – (d) or (c – d), but will never be less than (e), where:
(a) is the Index Growth Rate;
(b) is the Segment Participation Rate;
(c) is the Segment Growth Cap;
(d) is the Cumulative Guaranteed Indexed Interest Rate; and
(e) is the Segment Floor.
Insurance Age: The age of the Insured, based upon his or her nearest birthday on the date of the application.
Insured: The person whose life is insured by the policy.
Interim Account: An Interim Account corresponds to an Indexed Account. The Interim Account temporarily holds Net Premiums, loan repayments and other amounts you request to be allocated or transferred to its corresponding Indexed Account.
Interim Account Value: On the 20th day of the calendar month, if the value of the Interim Account is $25 or greater, the value in the Interim Account will be transferred to a Segment of the corresponding Indexed Account.  The Interim Account value will then equal zero.  If the value of the Interim Account is less than $25, the value will remain in the Interim Account.  On any subsequent date, the Interim Account value equals:
1.	the Interim Account Value as of the prior day, plus
2. any interest earned since the prior day, plus
3.	Net Premiums allocated to the corresponding Indexed Account and received since the prior day, plus

64    RiverSource Variable Universal Life 6 Insurance — Prospectus

4. any portion of the Segment maturity values of any Indexed Account reallocated to the Indexed Account since the prior day, plus
5. the amount of any transfers from the Fixed Account and the Subaccounts to the Indexed Account, including loan repayment transfers, since the prior day, minus
6. the amount of any transfers from the Interim Account to the Fixed Account due to loans taken or loan interest charged since the prior day, minus
7. the amount of any partial surrender and partial surrender fees taken from the Interim Account since the prior day, minus,
8.	if the date is a Monthly Date, the portion of the monthly deduction taken from the Interim Account.
Lapse: The policy ends without value and no death benefit is paid.
Licensed Health Care Practitioner: A physician, a registered nurse, a licensed social worker, or any other individual who meets the requirements as may be prescribed by the U.S. Secretary of the Treasury.
Long-term Care Facility: A facility, other than the acute care unit of a Hospital, that provides skilled nursing care, intermediate care, or custodial care, and is licensed by the appropriate state licensing agency or if not licensed maintains a registered nurse or licensed practical nurse on duty at all times to supervise a 24-hour nursing service, a doctor to supervise the operation of the facility, a planned program of policies and procedures that were developed with the advice of a professional group including at least one doctor or nurse, and a doctor available to furnish emergency medical care. Please note that some states have different requirements regarding what types of facilities may be considered long term care facilities. Please see your AdvanceSource rider(1) for further details.
Minimum Initial Premium: The premium required to keep the Minimum Initial Premium Period in effect. We show the Minimum Initial Premium in your policy.
Minimum Initial Premium Period: A period of time during the first policy year when the policy will not Lapse even if the Cash Surrender Value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.
Monthly Benefit Payment: The amount paid to the Accelerated benefit Insured, or to any individual authorized to act on behalf of the Accelerated Benefit Insured, for a calendar month of Qualified Long-term Care Services.
Monthly Benefit Percent: The percentage (1%, 2% or 3%) which is elected at issue and shown in the “Policy Data” section of the policy.
Monthly Date: The same day each month as the Policy Date. If there is no Monthly Date in a calendar month, the Monthly Date is the first day of the next calendar month.
Net Amount at Risk: A portion of the death benefit, equal to the total current death benefit minus the Policy Value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.
Net Premium: The premium paid minus the premium expense charge.
No Lapse Guarantee (NLG): A feature of the policy guaranteeing the policy will remain in force even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.
•	No Lapse Guarantee to Age 75 (NLG-75): Guarantees the policy will not Lapse before the Insured’s Attained Insurance Age 75 (or 10 policy years, if later).
NLG-75 Premium: The premium required to keep the NLG-75 in effect. The NLG-75 Premium is shown in your policy. It depends on the Insured’s Insurance Age, Duration, sex (unless unisex rates are required by law), Risk Classification, optional insurance benefits added by rider and the initial Specified Amount.
Notice of Claim: The written notice required to be submitted in order to start a claim.
Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The Owner is authorized to make changes to the policy and request transactions involving Policy Value. In the prospectus “you” and “your” refer to the Owner.
Period of Coverage: The period of time during which the Accelerated Benefit Insured receives services that are covered under an AdvanceSource rider.(1)
Plan of Care: A written plan for Long-term Care Services designed especially for the Accelerated Benefit Insured.
Policy Anniversary: The same day and month as the Policy Date each year the policy remains in force.
Policy Date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.
Policy Value: The sum of the Fixed Account Value plus the Variable Account Value plus the values of the Indexed Account(s).
Proceeds: The amount payable under the policy as follows:
•	Upon death of the Insured prior to the date the Insured has Attained Insurance Age 120, Proceeds will be the death benefit in effect as of the date of the Insured’s death, minus any Indebtedness.
(1)	The riders have a different name in some jurisdictions. (See Appendix A.)

RiverSource Variable Universal Life 6 Insurance — Prospectus    65

•	Upon death of the Insured on or after the Insured has Attained Insurance Age 120, Proceeds will be the greater of:
— the Policy Value on the date of the Insured’s death minus any Indebtedness on the date of the Insured’s death; or
— the Policy Value at the Insured’s Attained Insurance Age 120 minus any Indebtedness on the date of the Insured’s death.
•	On surrender of the policy, the Proceeds will be the Cash Surrender Value.
Proof of Loss: A signed form with a written statement and additional documentation needed by us in order to pay benefits under an AdvanceSource rider(1) to the Accelerated Benefit Insured.
Pro Rata Basis: Method for allocating amounts to the Fixed Account and to each of the Subaccounts. It is proportional to the value (minus Indebtedness in the Fixed Account) that each bears to the total Policy Value (minus Indebtedness and minus the values of the Indexed Accounts).
Qualified Long-term Care Services: Necessary diagnostic, preventive, therapeutic, curing, treating, mitigating and rehabilitative services, and maintenance or personal care services, which are:
1. required for treatment of a Chronically Ill Individual; and
2. provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner; and
3. provided in a Long-term Care Facility, an Assisted Living Facility, an Adult Day Care Center, or by a Home Health Care Provider.
Risk Classification: A group of Insureds that RiverSource Life expects will have similar mortality experience.
RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.
Scheduled Premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.
Segment: A Segment is the portion of an Indexed Account that is associated with a particular Segment Start Date.
Segment Floor: The minimum total Interest Rate for a Segment over the Indexed Interest Period, including both the Segment guaranteed annual interest rate and the Indexed Interest Rate.
Segment Growth Cap: The maximum total interest rate for a Segment over the Indexed Interest Period, including both the Segment guaranteed annual interest rate and the Indexed Interest Rate.
Segment Maturity Date: The last day of a Segment Term.
Segment Participation Rate: The percentage of the Index Growth Rate that is used to calculate indexed interest.
Segment Start Date: The date on which amounts are transferred or reallocated to an Indexed Account. Segment months, Segment years and Segment Terms are all measured from this date.
Segment Term: The length of time a Segment is open. Each Segment begins on its Segment Start Date and ends on its Segment Maturity Date, which is determined by the Segment Term. The Segment Term for each Indexed Account is shown in the policy under Policy Data. Currently, the Segment Term for an Indexed Account is equal to the Indexed Interest Period for that account.
Segment Value: The value of a Segment on the Segment Start Date equals the amount transferred to the Segment from the Interim Account on the Sweep Date, plus any amounts reallocated to that Indexed Account from any Segment maturing on the same date. On any subsequent date, the Segment Value equals:
1.	the Segment Value as of the prior day, plus
2.	any Segment guaranteed interest earned since the prior day, plus
3.	any indexed interest credited since the prior day, minus
4.	the amount of any transfers from the Segment to the Fixed Account due to loans taken or loan interest charged since the prior day, minus
5.	the amount of any partial surrender and partial surrender fees taken from the Segment since the prior day, minus,
6.	if the date is a Monthly Date, the amount of any monthly deduction taken from the Segment.
Service Center: Our department that processes all transaction and service requests for the policies. We consider all transaction and service requests received when they arrive in Good Order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Specified Amount: An amount we use to determine the death benefit and the Proceeds payable upon death of the Insured prior to the Insured’s Attained Insurance Age 120. We show the initial Specified Amount in your policy.
Subaccounts: Each Subaccount is a separate investment division of the Variable Account and invests in a particular portfolio or Fund.
Substantial Supervision: Continual supervision (which may include cuing by verbal prompting, gestures, or other demonstrations) by another person that is necessary to protect the severely cognitively impaired individual from threats to his or her health or safety (such as may result from wandering).
Surrender Charge: A charge we assess against the Policy Value at the time of surrender, or if the policy Lapses, during the first ten years of the policy and for ten years after an increase in coverage.

66    RiverSource Variable Universal Life 6 Insurance — Prospectus

Sweep Dates: The dates on which amounts in the Interim Account are transferred into a new Segment of the corresponding Indexed Account. The initial Sweep Dates as of the issue date of the policy are shown under Policy Data. We reserve the right to change the day and frequency of the Sweep Dates; however, Sweep Dates will not occur less frequently than once per calendar quarter.
Valuation Date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the time it closes, generally 4:00 PM Eastern Time. At the NYSE close, the next Valuation Date begins. We calculate the Accumulation Unit value of each Subaccount on each Valuation Date. If we receive your transaction request at our Service Center before the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the Valuation Date we received your transaction request in Good Order. On the other hand, if we receive your transaction request in Good Order at our Service Center at or after the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the Close of Business in order for us to process it using the Accumulation Unit value we calculate on that Valuation
Date. If you were not able to complete your transaction before the Close of Business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date.
Valuation Period: The interval that commences at the Close of Business on each Valuation Date and goes up to the Close of Business on the next Valuation Date.
Variable Account: RiverSource Variable Life Separate Account consisting of Subaccounts, each of which invests in a particular Fund. The Policy Value in each Subaccount depends on the performance of the particular Fund.
Variable Account Value: The sum of the values that you allocate to the Subaccounts of the Variable Account.
Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of Subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statement date.

RiverSource Variable Universal Life 6 Insurance — Prospectus    67

Appendix A: Alternate Names for the AdvanceSource® Accelerated Benefit Rider for Chronic Illness
AdvanceSource® Accelerated Benefit Rider for Chronic Illness
Alternate Rider Name	Name is Used in
Long-Term Care Rider for Chronic Illness	Connecticut, Indiana, Kansas, Kentucky
Long Term Care Rider	Oregon
Accelerated Benefit Rider for Long-Term Care	Virginia, Texas
Qualified Long-Term Care Insurance Rider	Florida
Accelerated Benefit Rider for Qualified Long-Term Care	Washington
Accelerated Benefit Rider for Comprehensive Long-Term Care Insurance	California

68    RiverSource Variable Universal Life 6 Insurance — Prospectus

Appendix B: AdvanceSource® Rider Availability by Jurisdiction
The “Effective Dates” for the AdvanceSource® Accelerated Benefit Rider for Chronic Illness described in this prospectus are shown below.
Effective Date	Approval by Jurisdiction
August 30, 2005	Alabama, Arizona, Arkansas, California, Colorado, Connecticut, District of Columbia, Hawaii, Idaho, Iowa, Kansas, Kentucky, Maine, Michigan, Minnesota, Mississippi, Missouri, Nebraska, New Hampshire, New Mexico, North Dakota, Ohio, Oregon, Pennsylvania, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.
September 16, 2005	Alaska, Florida, Georgia, Indiana, Montana, Nevada, North Carolina and Oklahoma.
October 21, 2005	American Samoa, Delaware, Illinois, Louisiana and Rhode Island.
December 9, 2005	Maryland and South Carolina.
May 1, 2006	New Jersey.
June 25, 2007	Massachusetts.

The “Effective Dates” for AdvanceSource® Accelerated Benefit Rider for Long-Term Care described in this prospectus are shown below. On April 29, 2019, in those jurisdictions identified below the AdvanceSource® Accelerated Benefit Rider for Chronic Illness is no longer available for sale.
Effective Date	Approval by Jurisdiction
April 29, 2019	Alabama, Alaska, Arkansas, Colorado, Connecticut, Georgia, Idaho, Illinois, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New Mexico, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, Wyoming.
September 13, 2019	Arizona, Delaware, Hawaii, North Dakota, South Dakota

    69

Appendix C: Choice of Tax Test Availability by Jurisdiction
The “Effective Dates” for the Choice of Tax Test described in this prospectus are shown below.
Effective Date	Approval by Jurisdiction
February 21, 2020	Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, District of Columbia, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

70    RiverSource Variable Universal Life 6 Insurance — Prospectus

Appendix C: S& P Disclaimer
The S&P 500 Index (the “Index”) is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by RiverSource Life Insurance Company (“RiverSource Life”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by RiverSource Life. It is not possible to invest directly in an index. RiverSource Life’s indexed accounts (collectively, the “Indexed Accounts”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of an Indexed Account or any member of the public regarding the advisability of investing in securities generally or in Indexed Accounts particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to RiverSource Life with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S& P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to RiverSource Life or the Indexed Accounts. S&P Dow Jones Indices has no obligation to take the needs of RiverSource Life or the owners of the Index Accounts into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Indexed Accounts or the timing of the issuance or sale of the Index Accounts or in the determination or calculation of the equation by which the Indexed Accounts are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Indexed Accounts. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY RIVERSOURCE LIFE, OWNERS OF THE INDEXED ACCOUNTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND RIVERSOURCE LIFE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

RiverSource Variable Universal Life 6 Insurance — Prospectus    71

This page left blank intentionally

This page left blank intentionally

This page left blank intentionally

This page left blank intentionally

Additional information about RiverSource Variable Life Separate Account (Registrant) is included in the SAI. The SAI and personal illustrations of death benefits, Cash Surrender Values, and Policy Values are available, without charge, upon request. To request the SAI or a personal illustration, or for other inquiries about the policies, contact your sales representative or RiverSource Life Insurance Company at the telephone number and address listed below. The SAI dated the same date as this prospectus, is incorporated by reference into this prospectus.
You may review and copy information about the Registrant, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Registrant are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F St. N.E., Washington, D.C. 20549-8629.
Investment Company Act File #811-4298
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, LLC.
© 2008-2020 RiverSource Life Insurance Company. All rights reserved.
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
S-6700 CG  (5/20)

STATEMENT OF ADDITIONAL INFORMATION

FOR

RIVERSOURCE® VARIABLE UNIVERSAL LIFE INSURANCE (VUL)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE INSURANCE III (VUL III)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE IV (VUL IV)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES (VUL IV – ES)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 5 (VUL 5)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES (VUL 5 – ES)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 6 INSURANCE (VUL 6)

May 1, 2020

Issued by:	RiverSource Life Insurance Company

70100 Ameriprise Financial Center

Minneapolis, MN 55474

Telephone: 1-800-862-7919

(Home Office)

Website address: riversource.com/lifeinsurance

RiverSource Variable Life Separate Account

RiverSource Variable Life Separate Account is a separate account of RiverSource Life Insurance Company (RiverSource Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained by writing or calling us at the address and telephone number above.

This SAI contains financial information for all the subaccounts of RiverSource Variable Life Separate Account. Not all subaccounts of RiverSource Variable Life Separate Account apply to your specific contract.

S-6333 CG (5/20)

2	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Information about RiverSource Life

We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

OWNERSHIP

We are a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Ameriprise Financial family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

STATE REGULATION

We are subject to the laws of Minnesota governing insurance companies and to regulation by the Minnesota Department of Commerce. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we operate. We file an annual statement in a prescribed form with Minnesota’s Department of Commerce and in each state in which we do business. Our books and accounts are subject to review by the Minnesota Department of Commerce at all times and a full examination of our operations is conducted periodically.

REPORTS

At least once a year we will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the creditworthiness and claims-paying ability of insurance companies on a number of different factors. The ratings reflect each agency’s estimation of our ability to meet our contractual obligations such as paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.

For detailed information on the agency rating given to us, see “Investor Relations — Financial Information — Credit Ratings” on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best	www.ambest.com

Moody’s	www.moodys.com

Standard & Poor’s	www.standardandpoors.com

A.M. Best — Rates insurance companies for their financial strength.

Moody’s — Rates insurance companies for their financial strength.

Standard & Poor’s — Rates insurance companies for their financial strength.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	3

Principal Underwriter

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the policy, which is offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The policies are offered to the public through certain securities broker-dealers that have entered into sales agreements with us and RiverSource Distributors and whose personnel are legally authorized to sell life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors by RiverSource Life for the variable accounts in 2019 was $399,982,525, in 2018 was $415,468,042 and in 2017 was $399,726,740. RiverSource Distributors retains no underwriting commissions from the sale of the policy.
Service Providers

Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus.

We also have entered into agreements with certain entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life may change over time. Entities that provided a significant amount of services to RiverSource Life in 2019, and the compensation paid for such services are listed in the table below.

Name of Service Provider	Services Provided	Principal Business Address	Compensation Paid (2019)
Ameriprise Financial, Inc. (“AFI”)	Business affairs management and administrative support related to existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA	$22,111,723

Ameriprise India Private Limited (“Amp India”)	Administrative support related to new business and servicing of existing contracts and policies	Plot No. 14, Sector 18 Udyog Vihar Gurugram, Haryana – 122 015 India	$ 2,579,630

Sykes Enterprises Incorporated	Administrative support related to new business and servicing of existing contracts and policies	10th Floor, Glorietta BPO 1 Office Tower Makati City 1224 Metro Manila Philippines	$ 1,652,280

Affiliated entities that provide a significant amount of services to RiverSource Life are listed in the table below, along with a description of the services provided and the basis for remuneration.

Name of Service Provider	Services Provided	Basis for Remuneration
Ameriprise Financial, Inc.	Business affairs management and administrative support related to existing contracts and policies	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses).

Ameriprise India Private Limited	Administrative support related to new business and servicing of existing contracts and policies	Head count

The aggregate dollar amount paid to AFI by RiverSource Life for the services provided in 2019 was $22,111,723, in 2018 was $22,115,947 and in 2017 was $23,506,861.

The aggregate dollar amount paid to Amp India by RiverSource Life for the services provided in 2019 was $2,579,630, in 2018 was $2,380,682 and in 2017 was $2,011,469.

Custodian

RiverSource Life is the custodian of the assets of RiverSource Variable Life Separate Account. RiverSource Life holds these assets for safekeeping, maintains records and accounts relating to the variable account including purchase and redemption transactions, and is responsible for administration of the policies. RiverSource Life’s principal offices are located at 70100 Ameriprise Financial Center, Minneapolis MN 55474.

The Variable Account

We established the variable account on Oct. 16, 1985, under Minnesota law. It is registered as a single unit investment trust under the Investment Company Act of 1940. This registration does not involve any SEC supervision of the variable account’s management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Other variable life insurance policies that are not described in this statement of additional information also invest in subaccounts of the variable account.

4	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Additional Information about the Operation of the Policies

ADDITIONAL INFORMATION ON PAYMENT OPTIONS FOR VUL, VUL III, VUL IV, VUL IV – ES, VUL 5, VUL 5 – ES AND VUL 6

VUL

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
5	$18.32

10	10.06

15	7.34

20	6.00

25	5.22

30	4.72

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee’s nearest birthday) minus an adjustment as follows:

Calendar Year of Payee’s Birth	Adjustment	Calendar Year of Payee’s Birth	Adjustment
Before 1920	0	1945-1949	6

1920-1924	1	1950-1959	7

1925-1929	2	1960-1969	8

1930-1934	3	1970-1979	9

1935-1939	4	1980-1989	10

1940-1944	5	After 1989	11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

Option C Table

	Life Income per $1,000 with Payments Guaranteed for

	10 Years		15 Years		20 Years

Adjusted Age Payee	Male	Female	Male	Female	Male	Female
50	$4.22	$3.89	$4.17	$3.86	$4.08	$3.82

55	4.62	4.22	4.53	4.18	4.39	4.11

60	5.14	4.66	4.96	4.57	5.71	4.44

65	5.81	5.22	5.46	5.05	5.02	4.79

70	6.61	5.96	5.96	5.60	5.27	5.12

75	7.49	6.89	6.38	6.14	5.42	5.35

VUL III

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.61

15	6.87

20	5.51

25	4.71

30	4.18

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	5

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee’s nearest birthday) minus an adjustment as follows:

Calendar Year of Payee’s Birth	Adjustment	Calendar Year of Payee’s Birth	Adjustment
Before 1920	0	1945-1949	6

1920-1924	1	1950-1959	7

1925-1929	2	1960-1969	8

1930-1934	3	1970-1979	9

1935-1939	4	1980-1989	10

1940-1944	5	After 1989	11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

Option C Table

	Life Income per $1,000 with Payments Guaranteed for

	10 Years		15 Years		20 Years

Adjusted Age Payee	Male	Female	Male	Female	Male	Female
50	$4.22	$3.89	$4.17	$3.86	$4.08	$3.82

55	4.62	4.22	4.53	4.18	4.39	4.11

60	5.14	4.66	4.96	4.57	5.71	4.44

65	5.81	5.22	5.46	5.05	5.02	4.79

70	6.61	5.96	5.96	5.60	5.27	5.12

75	7.49	6.89	6.38	6.14	5.42	5.35

VUL IV/VUL IV – ES

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.61

15	6.87

20	5.51

25	4.71

30	4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

6	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for

Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2020	$5.03	$4.49	$4.94	$4.45	$4.78	$4.39

	2025	4.95	4.43	4.87	4.40	4.73	4.34

	2030	4.88	4.38	4.81	4.35	4.68	4.30

	2035	4.81	4.33	4.75	4.30	4.63	4.25

	2040	4.75	4.28	4.69	4.26	4.58	4.21

70	2020	5.81	5.10	5.61	5.03	5.30	4.88

	2025	5.71	5.03	5.53	4.96	5.24	4.83

	2030	5.61	4.95	5.45	4.89	5.18	4.77

	2035	5.52	4.89	5.37	4.83	5.13	4.72

	2040	5.43	4.82	5.29	4.77	5.07	4.67

75	2020	6.84	5.99	6.42	5.79	5.84	5.47

	2025	6.71	5.88	6.32	5.71	5.78	5.41

	2030	6.58	5.78	6.23	5.62	5.73	5.35

	2035	6.46	5.68	6.14	5.54	5.67	5.30

	2040	6.34	5.59	6.05	5.47	5.62	5.24

85	2020	10.00	8.98	8.27	7.83	6.68	6.57

	2025	9.79	8.78	8.19	7.74	6.67	6.54

	2030	9.60	8.59	8.11	7.64	6.65	6.52

	2035	9.41	8.42	8.03	7.55	6.63	6.49

	2040	9.23	8.25	7.95	7.46	6.61	6.47

The table above is based on the “1983 Individual Annuitant Mortality Table A” at 3% with 100% Projection Scale G. Settlement Rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates on request.

VUL 5/VUL 5 – ES

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	9.18

15	6.42

20	5.04

25	4.22

30	3.68

We will furnish monthly amounts for other payment periods at your request, without charge.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	7

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for

Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2025	4.39	3.97	4.32	3.94	4.19	3.88

	2035	4.25	3.86	4.19	3.84	4.08	3.79

	2040	4.18	3.81	4.13	3.79	4.03	3.74

75	2025	6.13	5.52	5.78	5.33	5.27	5.01

	2035	5.88	5.30	5.59	5.15	5.16	4.88

	2040	5.77	5.20	5.50	5.06	5.10	4.82

85	2025	9.20	8.56	7.68	7.40	6.18	6.10

	2035	8.81	8.16	7.50	7.20	6.14	6.05

	2040	8.63	7.97	7.42	7.10	6.12	6.02

The table above is based on the “Annuity 2000 Mortality Table” with 100% Projection Scale G at 2.00% annual effective interest rate. Settlement rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates upon request.

VUL 6

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	8.44
15	5.66

20	4.27

25	3.44

30	2.88

We will furnish monthly amounts for other payment periods at your request, without charge.

8	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for

Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2020	$3.67	$3.27	$3.61	$3.25	$3.50	$3.19

	2025	3.60	3.21	3.55	3.19	3.44	3.14

	2030	3.53	3.16	3.48	3.14	3.39	3.09

	2035	3.46	3.10	3.42	3.08	3.34	3.05

	2040	3.40	3.05	3.37	3.04	3.29	3.00

70	2020	4.44	3.93	4.30	3.86	4.05	3.73

	2025	4.34	3.84	4.21	3.79	3.99	3.67

	2030	4.25	3.77	4.13	3.72	3.92	3.61

	2035	4.16	3.69	4.05	3.65	3.87	3.55

	2040	4.08	3.63	3.98	3.59	3.81	3.50

75	2020	5.46	4.85	5.13	4.68	4.63	4.36

	2025	5.33	4.74	5.03	4.58	4.57	4.30

	2030	5.20	4.63	4.93	4.49	4.51	4.23

	2035	5.08	4.53	4.84	4.40	4.45	4.17

	2040	4.97	4.43	4.75	4.32	4.39	4.11

85	2020	8.61	7.99	7.07	6.81	5.54	5.47

	2025	8.40	7.77	6.98	6.70	5.52	5.44

	2030	8.20	7.57	6.90	6.60	5.50	5.41

	2035	8.02	7.37	6.81	6.50	5.47	5.38

	2040	7.84	7.19	6.72	6.40	5.45	5.36

The table above is based on the “Annuity 2000 Mortality Table” with 100% Projection Scale G at 0.50% annual effective interest rate. Settlement rates for any combination of year, age and sex not shown above will be calculated on the same basis as those rates shown in the table above. We will furnish such rates upon request.

Independent Registered Public Accounting Firm

The consolidated financial statements of RiverSource Life Insurance Company and its subsidiaries as of December 31, 2019 and December 31, 2018 and for each of the three years in the period ended December 31, 2019 and the financial statements of each of the divisions of RiverSource Variable Life Separate Account as of December 31, 2019 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2018 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides accounting and auditing services to RiverSource Life and the variable account. PricewaterhouseCoopers LLP’s principal business address is 45 South Seventh Street, Suite 3400, Minneapolis MN 55402.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE COMPANY AND

POLICY OWNERS OF RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource Variable Life Separate Account, as indicated in Note 1, sponsored by RiverSource Life Insurance Company, as of December 31, 2019, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource Variable Life Separate Account as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource Variable Life Separate Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource Variable Life Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agent and investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/  PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 22, 2020

We have served as the auditor of one or more of the divisions of RiverSource Variable Life Separate Account since 2010.

10	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2019	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B
Assets
Investments, at fair value(1),(2)	$791,226	$29,457,620	$39,381,805	$642,699	$37,472,162
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	29	11,816	—	606	22,781
Receivable for share redemptions	93	12,175	39,019	—	64,559
Total assets	791,348	29,481,611	39,420,824	643,305	37,559,502

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	93	11,992	15,596	—	14,463
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	183	23,423	—	50,096
Payable for investments purchased	29	11,816	—	606	22,781
Total liabilities	122	23,991	39,019	606	87,340
Net assets applicable to Variable Life contracts in accumulation period	791,134	29,457,620	39,381,805	642,699	37,472,162
Net assets applicable to seed money	92	—	—	—	—
Total net assets	$791,226	$29,457,620	$39,381,805	$642,699	$37,472,162
(1) Investment shares	59,223	989,839	2,765,576	10,491	654,193
(2) Investments, at cost	$747,527	$28,459,074	$39,913,162	$622,457	$33,359,272

December 31, 2019 (continued)	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I
Assets
Investments, at fair value(1),(2)	$65,410	$7,151,900	$13,264,361	$9,179,473	$55,957,905
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	12,695	324	—	460
Receivable for share redemptions	—	4,597	8,974	29,971	41,270
Total assets	65,410	7,169,192	13,273,659	9,209,444	55,999,635

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	2,725	6,439	3,320	27,968
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	1,872	2,535	26,651	13,302
Payable for investments purchased	—	12,695	324	—	460
Total liabilities	—	17,292	9,298	29,971	41,730
Net assets applicable to Variable Life contracts in accumulation period	65,410	7,151,781	13,264,361	9,179,473	55,957,905
Net assets applicable to seed money	—	119	—	—	—
Total net assets	$65,410	$7,151,900	$13,264,361	$9,179,473	$55,957,905
(1) Investment shares	7,300	798,203	1,153,423	799,606	4,774,565
(2) Investments, at cost	$63,567	$7,439,002	$10,463,825	$8,490,747	$34,694,713

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	11

Statement of Assets and Liabilities

December 31, 2019 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 1
Assets
Investments, at fair value(1),(2)	$32,822,697	$364,115	$12,326,464	$10,925,093	$737,586
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,043	202	4,043	376	173
Receivable for share redemptions	13,622	—	4,368	5,263	—
Total assets	32,838,362	364,317	12,334,875	10,930,732	737,759

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	11,261	—	4,368	5,132	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	2,361	—	—	131	—
Payable for investments purchased	2,043	202	4,043	376	173
Total liabilities	15,665	202	8,411	5,639	173
Net assets applicable to Variable Life contracts in accumulation period	32,822,697	364,115	12,326,372	10,925,093	737,586
Net assets applicable to seed money	—	—	92	—	—
Total net assets	$32,822,697	$364,115	$12,326,464	$10,925,093	$737,586
(1) Investment shares	2,795,800	21,268	851,275	4,770,783	23,663
(2) Investments, at cost	$26,976,405	$359,056	$12,132,943	$9,982,737	$689,308

December 31, 2019 (continued)	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1	Col VP Contrarian Core, Cl 2
Assets
Investments, at fair value(1),(2)	$193,548,429	$10,718	$97,939	$308,505	$3,647,560
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,741	—	891	3,962	950
Receivable for share redemptions	296,790	—	—	—	—
Total assets	193,846,960	10,718	98,830	312,467	3,648,510

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	116,467	—	—	—	—
Minimum death benefit guarantee risk charge	948	—	—	—	—
Contract terminations	179,375	—	—	—	—
Payable for investments purchased	1,741	—	891	3,962	950
Total liabilities	298,531	—	891	3,962	950
Net assets applicable to Variable Life contracts in accumulation period	193,548,429	10,718	97,939	308,505	3,647,560
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$193,548,429	$10,718	$97,939	$308,505	$3,647,560
(1) Investment shares	6,245,512	1,931	17,807	11,529	138,849
(2) Investments, at cost	$108,629,279	$10,316	$104,252	$284,147	$2,735,397

See accompanying notes to financial statements.

12	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2019 (continued)	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 1
Assets
Investments, at fair value(1),(2)	$236,096	$2,205,862	$297,716,969	$50,078	$311,476
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	11,329	924	47	—	—
Receivable for share redemptions	—	—	293,676	—	—
Total assets	247,425	2,206,786	298,010,692	50,078	311,476

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	188,248	—	—
Minimum death benefit guarantee risk charge	—	—	351	—	—
Contract terminations	—	—	105,077	—	—
Payable for investments purchased	11,329	924	47	—	—
Total liabilities	11,329	924	293,723	—	—
Net assets applicable to Variable Life contracts in accumulation period	236,096	2,205,862	297,716,969	50,078	311,476
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$236,096	$2,205,862	$297,716,969	$50,078	$311,476
(1) Investment shares	4,035	38,611	5,152,596	5,659	10,526
(2) Investments, at cost	$220,247	$1,661,173	$109,986,491	$51,826	$293,706

December 31, 2019 (continued)	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1
Assets
Investments, at fair value(1),(2)	$3,268,130	$200,604,136	$24,610	$534,612	$391,467
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	144	1,788	11,356
Receivable for share redemptions	45,998	450,054	—	—	—
Total assets	3,314,128	201,054,190	24,754	536,400	402,823

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	88,915	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	45,998	361,139	—	—	—
Payable for investments purchased	—	—	144	1,788	11,356
Total liabilities	45,998	450,054	144	1,788	11,356
Net assets applicable to Variable Life contracts in accumulation period	3,268,130	200,604,136	24,610	534,612	391,467
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$3,268,130	$200,604,136	$24,610	$534,612	$391,467
(1) Investment shares	113,241	6,865,302	2,558	55,631	20,614
(2) Investments, at cost	$2,512,163	$114,166,940	$24,516	$541,495	$364,215

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	13

Statement of Assets and Liabilities

December 31, 2019 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 1
Assets
Investments, at fair value(1),(2)	$6,081,132	$51,169,189	$299,677	$19,640,884	$175,511
Dividends receivable	—	—	—	—	6
Accounts receivable from RiverSource Life for contract purchase payments	—	—	111	14,914	—
Receivable for share redemptions	17,836	106,095	—	9,813	—
Total assets	6,098,968	51,275,284	299,788	19,665,611	175,517

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	22,340	—	8,483	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	17,836	83,755	—	1,330	—
Payable for investments purchased	—	—	111	14,914	—
Total liabilities	17,836	106,095	111	24,727	—
Net assets applicable to Variable Life contracts in accumulation period	6,081,132	51,169,189	299,677	19,640,884	175,517
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$6,081,132	$51,169,189	$299,677	$19,640,884	$175,517
(1) Investment shares	323,464	2,705,933	33,446	2,170,263	175,511
(2) Investments, at cost	$5,653,387	$44,575,842	$305,461	$22,035,659	$175,511

December 31, 2019 (continued)	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3
Assets
Investments, at fair value(1),(2)	$3,828,441	$37,656,473	$227,072	$1,910,903	$52,930,585
Dividends receivable	107	1,186	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	10,053	—	4,055	8,896
Receivable for share redemptions	4,799	35,427	—	—	37,861
Total assets	3,833,347	37,703,139	227,072	1,914,958	52,977,342

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	17,244	—	—	23,703
Minimum death benefit guarantee risk charge	—	44	—	—	—
Contract terminations	4,798	18,139	—	—	14,158
Payable for investments purchased	—	10,053	—	4,055	8,896
Total liabilities	4,798	45,480	—	4,055	46,757
Net assets applicable to Variable Life contracts in accumulation period	3,828,549	37,655,599	227,072	1,910,903	52,930,585
Net assets applicable to seed money	—	2,060	—	—	—
Total net assets	$3,828,549	$37,657,659	$227,072	$1,910,903	$52,930,585
(1) Investment shares	3,828,441	37,656,473	33,246	282,678	7,772,479
(2) Investments, at cost	$3,828,441	$37,656,119	$223,942	$1,891,277	$52,941,820

See accompanying notes to financial statements.

14	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2019 (continued)	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1	Col VP Inter Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$122,256	$1,187,241	$20,216,534	$391,184	$1,366,593
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	271	50,030	—	14,873
Receivable for share redemptions	—	—	9,434	—	—
Total assets	122,256	1,187,512	20,275,998	391,184	1,381,466

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	9,434	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	271	50,030	—	14,873
Total liabilities	—	271	59,464	—	14,873
Net assets applicable to Variable Life contracts in accumulation period	122,256	1,187,241	20,216,534	391,184	1,366,593
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$122,256	$1,187,241	$20,216,534	$391,184	$1,366,593
(1) Investment shares	16,002	156,422	2,632,361	36,696	128,681
(2) Investments, at cost	$119,229	$1,201,781	$21,412,195	$388,166	$1,331,075

December 31, 2019 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 1
Assets
Investments, at fair value(1),(2)	$93,770,263	$407,678	$3,867,275	$62,956,317	$1,695,718
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	106,815	—	15,561	16,080	619
Receivable for share redemptions	179,979	—	—	94,378	—
Total assets	94,057,057	407,678	3,882,836	63,066,775	1,696,337

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	44,643	—	—	27,451	—
Minimum death benefit guarantee risk charge	115	—	—	—	—
Contract terminations	135,221	—	—	66,927	—
Payable for investments purchased	106,815	—	15,561	16,080	619
Total liabilities	286,794	—	15,561	110,458	619
Net assets applicable to Variable Life contracts in accumulation period	93,770,263	407,678	3,867,275	62,956,317	1,695,718
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$93,770,263	$407,678	$3,867,275	$62,956,317	$1,695,718
(1) Investment shares	8,788,216	18,632	181,052	2,909,257	65,472
(2) Investments, at cost	$92,544,046	$371,752	$2,671,680	$30,834,244	$1,580,481

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	15

Statement of Assets and Liabilities

December 31, 2019 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 1	Col VP Long Govt/Cr Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$117,210,707	$106,530	$7,378,276	$25,920	$140,491
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	14,495	—	609
Receivable for share redemptions	635,451	—	3,051	—	—
Total assets	117,846,158	106,530	7,395,822	25,920	141,100

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	49,077	—	3,051	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	586,374	—	—	—	—
Payable for investments purchased	—	—	14,495	—	609
Total liabilities	635,451	—	17,546	—	609
Net assets applicable to Variable Life contracts in accumulation period	117,210,707	106,530	7,378,193	25,920	140,491
Net assets applicable to seed money	—	—	83	—	—
Total net assets	$117,210,707	$106,530	$7,378,276	$25,920	$140,491
(1) Investment shares	4,571,400	10,915	759,082	2,359	12,830
(2) Investments, at cost	$68,114,466	$105,008	$7,176,762	$25,422	$130,605

December 31, 2019 (continued)	Col VP Mid Cap Gro, Cl 1	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2
Assets
Investments, at fair value(1),(2)	$240,067	$1,693,596	$18,273,272	$79,800	$1,681,046
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	108	6,716	14,188	—	378
Receivable for share redemptions	—	—	8,066	—	—
Total assets	240,175	1,700,312	18,295,526	79,800	1,681,424

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	7,999	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	67	—	—
Payable for investments purchased	108	6,716	14,188	—	378
Total liabilities	108	6,716	22,254	—	378
Net assets applicable to Variable Life contracts in accumulation period	240,067	1,693,596	18,273,272	79,800	1,681,046
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$240,067	$1,693,596	$18,273,272	$79,800	$1,681,046
(1) Investment shares	7,231	52,207	556,942	5,955	126,205
(2) Investments, at cost	$225,528	$1,288,392	$10,392,393	$76,613	$1,723,158

See accompanying notes to financial statements.

16	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2019 (continued)	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 1	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 1
Assets
Investments, at fair value(1),(2)	$61,964,408	$98,162	$1,881,412	$18,408,643	$84,047
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	58	4,629	12,674	—
Receivable for share redemptions	42,921	—	—	20,660	—
Total assets	62,007,329	98,220	1,886,041	18,441,977	84,047

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	39,366	—	—	8,463	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	3,555	—	—	12,197	—
Payable for investments purchased	—	58	4,629	12,674	—
Total liabilities	42,921	58	4,629	33,334	—
Net assets applicable to Variable Life contracts in accumulation period	61,964,408	98,162	1,881,412	18,408,643	84,047
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$61,964,408	$98,162	$1,881,412	$18,408,643	$84,047
(1) Investment shares	4,631,122	3,548	69,605	673,816	3,241
(2) Investments, at cost	$50,749,051	$89,864	$1,455,201	$13,791,396	$78,079

December 31, 2019 (continued)	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$2,469,890	$15,380,689	$92,791	$1,248,701	$15,582,381
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,302	6,904	—	194	23,874
Receivable for share redemptions	—	9,154	—	—	7,126
Total assets	2,471,192	15,396,747	92,791	1,248,895	15,613,381

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	6,742	—	—	7,126
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	2,412	—	—	—
Payable for investments purchased	1,302	6,904	—	194	23,874
Total liabilities	1,302	16,058	—	194	31,000
Net assets applicable to Variable Life contracts in accumulation period	2,469,890	15,380,689	92,791	1,248,701	15,582,381
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$2,469,890	$15,380,689	$92,791	$1,248,701	$15,582,381
(1) Investment shares	97,355	599,871	3,709	51,093	629,846
(2) Investments, at cost	$1,898,147	$11,030,269	$88,681	$1,092,988	$10,413,907

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	17

Statement of Assets and Liabilities

December 31, 2019 (continued)	Col VP Strategic Inc, Cl 1	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 1	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 1
Assets
Investments, at fair value(1),(2)	$431,593	$2,300,120	$110,615	$1,198,832	$17,184
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	2,149	—	33	—
Receivable for share redemptions	—	—	—	—	—
Total assets	431,593	2,302,269	110,615	1,198,865	17,184

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	2,149	—	33	—
Total liabilities	—	2,149	—	33	—
Net assets applicable to Variable Life contracts in accumulation period	431,593	2,300,120	110,615	1,198,832	17,184
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$431,593	$2,300,120	$110,615	$1,198,832	$17,184
(1) Investment shares	101,076	543,764	4,539	50,392	1,618
(2) Investments, at cost	$427,456	$2,318,030	$102,620	$1,008,492	$17,069

December 31, 2019 (continued)	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 1	CTIVP AC Div Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$413,492	$20,798,625	$5,309,128	$79,541	$271,376
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,640	12,874	14,855	—	—
Receivable for share redemptions	—	9,841	2,364	—	—
Total assets	415,132	20,821,340	5,326,347	79,541	271,376

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	9,781	2,364	—	—
Minimum death benefit guarantee risk charge	—	60	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	1,640	12,874	14,855	—	—
Total liabilities	1,640	22,715	17,219	—	—
Net assets applicable to Variable Life contracts in accumulation period	413,492	20,798,625	5,309,128	79,541	271,376
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$413,492	$20,798,625	$5,309,128	$79,541	$271,376
(1) Investment shares	39,045	1,958,439	1,446,629	7,224	24,761
(2) Investments, at cost	$407,054	$20,382,710	$7,533,347	$79,264	$270,068
See accompanying notes to financial statements.

18	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2019 (continued)	CTIVP AQR Intl Core Eq, Cl 1	CTIVP AQR Intl Core Eq, Cl 2	CTIVP AQR Man Fut Strategy, Cl 1	CTIVP AQR Man Fut Strategy, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 1
Assets
Investments, at fair value(1),(2)	$140,300	$592,308	$16,839	$371,377	$8,815
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	58	—	—	790	—
Receivable for share redemptions	—	7,769	—	—	—
Total assets	140,358	600,077	16,839	372,167	8,815

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	7,769	—	—	—
Payable for investments purchased	58	—	—	790	—
Total liabilities	58	7,769	—	790	—
Net assets applicable to Variable Life contracts in accumulation period	140,300	592,308	16,839	371,377	8,815
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$140,300	$592,308	$16,839	$371,377	$8,815
(1) Investment shares	12,720	54,043	2,335	51,796	1,557
(2) Investments, at cost	$135,375	$585,664	$17,109	$426,741	$8,861

December 31, 2019 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 1	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 1
Assets
Investments, at fair value(1),(2)	$623,692	$10,781,473	$222,432	$2,647,703	$104,491
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	8,982	1,340	58	3,475	84
Receivable for share redemptions	—	8,365	—	—	—
Total assets	632,674	10,791,178	222,490	2,651,178	104,575

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	4,857	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	3,508	—	—	—
Payable for investments purchased	8,982	1,340	58	3,475	84
Total liabilities	8,982	9,705	58	3,475	84
Net assets applicable to Variable Life contracts in accumulation period	623,692	10,781,473	222,432	2,647,703	104,491
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$623,692	$10,781,473	$222,432	$2,647,703	$104,491
(1) Investment shares	112,783	1,915,004	22,582	270,450	10,761
(2) Investments, at cost	$621,167	$11,841,479	$217,938	$2,528,588	$100,100

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	19

Statement of Assets and Liabilities

December 31, 2019 (continued)	CTIVP DFA Intl Val, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 1	CTIVP Lazard Intl Eq Adv, Cl 2	CTIVP Loomis Sayles Gro, Cl 1	CTIVP Loomis Sayles Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$1,600,938	$279,799	$2,413,563	$182,047	$1,657,149
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	766	—	10,601	—	301
Total assets	1,601,704	279,799	2,424,164	182,047	1,657,450

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	766	—	10,601	—	301
Payable for investments purchased	—	—	—	—	—
Total liabilities	766	—	10,601	—	301
Net assets applicable to Variable Life contracts in accumulation period	1,600,938	279,799	2,413,563	182,047	1,657,149
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$1,600,938	$279,799	$2,413,563	$182,047	$1,657,149
(1) Investment shares	165,216	25,275	218,027	4,848	45,191
(2) Investments, at cost	$1,658,510	$265,399	$2,376,195	$167,206	$1,293,703

December 31, 2019 (continued)	CTIVP LA Capital Lg Cap Gro, Cl 1	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 1
Assets
Investments, at fair value(1),(2)	$45,268	$460,413	$561,190	$3,495,685	$336,012
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	840	46	4,273	11,328
Receivable for share redemptions	—	—	—	—	—
Total assets	45,268	461,253	561,236	3,499,958	347,340

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	840	46	4,273	11,328
Total liabilities	—	840	46	4,273	11,328
Net assets applicable to Variable Life contracts in accumulation period	45,268	460,413	561,190	3,495,685	336,012
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$45,268	$460,413	$561,190	$3,495,685	$336,012
(1) Investment shares	1,299	13,538	19,245	122,742	9,447
(2) Investments, at cost	$41,424	$329,232	$523,194	$2,811,103	$330,752

See accompanying notes to financial statements.

20	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2019 (continued)	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1	CTIVP TCW Core Plus Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$1,791,096	$288,758	$1,030,563	$136,618	$169,589
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,712	241	317	—	269
Receivable for share redemptions	—	—	—	—	—
Total assets	1,792,808	288,999	1,030,880	136,618	169,858

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	1,712	241	317	—	269
Total liabilities	1,712	241	317	—	269
Net assets applicable to Variable Life contracts in accumulation period	1,791,096	288,758	1,030,563	136,618	169,589
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$1,791,096	$288,758	$1,030,563	$136,618	$169,589
(1) Investment shares	51,587	11,025	40,319	12,409	15,473
(2) Investments, at cost	$1,536,094	$267,886	$851,221	$136,065	$166,595

December 31, 2019 (continued)	CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 1	CTIVP WF Short Duration Govt, Cl 2
Assets
Investments, at fair value(1),(2)	$331,585	$4,742,475	$25,361,840	$112,210	$147,511
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	11,370	5,164	12,493	—	264
Receivable for share redemptions	—	—	11,672	—	—
Total assets	342,955	4,747,639	25,386,005	112,210	147,775

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	11,672	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	11,370	5,164	12,493	—	264
Total liabilities	11,370	5,164	24,165	—	264
Net assets applicable to Variable Life contracts in accumulation period	331,585	4,742,475	25,361,840	112,210	147,511
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$331,585	$4,742,475	$25,361,840	$112,210	$147,511
(1) Investment shares	10,936	160,165	845,959	10,915	14,405
(2) Investments, at cost	$309,242	$3,796,821	$19,254,810	$111,945	$144,794

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	21

Statement of Assets and Liabilities

December 31, 2019 (continued)	CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP Wm Blair Intl Leaders, Cl 1	CTIVP Wm Blair Intl Leaders, Cl 2	DWS Alt Asset Alloc VIP, Cl A
Assets
Investments, at fair value(1),(2)	$93,746	$1,541,273	$242,554	$3,339,180	$21,605
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	527	—	38,408	—
Total assets	93,746	1,541,800	242,554	3,377,588	21,605

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	527	—	38,408	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	527	—	38,408	—
Net assets applicable to Variable Life contracts in accumulation period	93,746	1,541,273	242,554	3,339,180	21,605
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$93,746	$1,541,273	$242,554	$3,339,180	$21,605
(1) Investment shares	2,913	49,116	21,165	292,910	1,618
(2) Investments, at cost	$85,795	$1,056,752	$225,951	$3,348,012	$20,912

December 31, 2019 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl
Assets
Investments, at fair value(1),(2)	$1,793,584	$19,738,240	$795,006	$103,407,662	$51,429,994
Dividends receivable	—	64,385	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	355	6,281	2,158	5,196	—
Receivable for share redemptions	1,466	16,999	—	68,813	396,900
Total assets	1,795,405	19,825,905	797,164	103,481,671	51,826,894

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	615	9,180	—	42,160	25,393
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	851	7,819	—	26,653	371,507
Payable for investments purchased	355	70,666	2,158	5,196	—
Total liabilities	1,821	87,665	2,158	74,009	396,900
Net assets applicable to Variable Life contracts in accumulation period	1,793,506	19,738,240	795,006	103,407,662	51,429,994
Net assets applicable to seed money	78	—	—	—	—
Total net assets	$1,793,584	$19,738,240	$795,006	$103,407,662	$51,429,994
(1) Investment shares	134,452	2,157,185	21,388	2,864,478	2,343,052
(2) Investments, at cost	$1,766,882	$20,000,915	$732,530	$86,931,364	$36,396,070

See accompanying notes to financial statements.

22	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2019 (continued)	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Init Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl
Assets
Investments, at fair value(1),(2)	$34,141,623	$626,584	$93,093,260	$78,860,030	$18,660,958
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	6,684	85	—	578	—
Receivable for share redemptions	85,866	—	67,461	102,482	13,089
Total assets	34,234,173	626,669	93,160,721	78,963,090	18,674,047

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	12,885	—	46,568	27,426	9,253
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	72,981	—	20,893	75,056	3,836
Payable for investments purchased	6,684	85	—	578	—
Total liabilities	92,550	85	67,461	103,060	13,089
Net assets applicable to Variable Life contracts in accumulation period	34,141,623	626,584	93,093,260	78,860,030	18,660,958
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$34,141,623	$626,584	$93,093,260	$78,860,030	$18,660,958
(1) Investment shares	1,582,096	19,016	2,856,498	2,483,780	810,289
(2) Investments, at cost	$30,314,120	$594,471	$86,971,510	$82,831,128	$14,468,527

December 31, 2019 (continued)	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Init Cl	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 1
Assets
Investments, at fair value(1),(2)	$16,362,134	$187,501	$1,571,189	$46,065,706	$84,716
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	129	213	171	37,862	—
Receivable for share redemptions	13,286	—	—	19,812	—
Total assets	16,375,549	187,714	1,571,360	46,123,380	84,716

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	6,067	—	—	19,812	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	7,219	—	—	—	—
Payable for investments purchased	129	213	171	37,862	—
Total liabilities	13,415	213	171	57,674	—
Net assets applicable to Variable Life contracts in accumulation period	16,362,134	187,501	1,571,189	46,065,706	84,716
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$16,362,134	$187,501	$1,571,189	$46,065,706	$84,716
(1) Investment shares	714,504	16,376	138,553	2,632,326	5,128
(2) Investments, at cost	$14,349,720	$191,254	$1,571,888	$39,894,179	$82,801

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	23

Statement of Assets and Liabilities

December 31, 2019 (continued)	Frank Inc, Cl 2	Frank Mutual Shares, Cl 1	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$7,318,025	$14,320	$19,188,792	$319,678	$39,540,598
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	9,734	46	3,085	11,328	9,099
Receivable for share redemptions	3,861	—	7,853	—	19,441
Total assets	7,331,620	14,366	19,199,730	331,006	39,569,138

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	2,887	—	7,387	—	16,080
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	974	—	466	—	3,361
Payable for investments purchased	9,734	46	3,085	11,328	9,099
Total liabilities	13,595	46	10,938	11,328	28,540
Net assets applicable to Variable Life contracts in accumulation period	7,317,934	14,320	19,188,792	319,678	39,540,598
Net assets applicable to seed money	91	—	—	—	—
Total net assets	$7,318,025	$14,320	$19,188,792	$319,678	$39,540,598
(1) Investment shares	459,964	746	1,020,138	20,323	2,627,282
(2) Investments, at cost	$7,170,384	$14,508	$20,151,957	$308,238	$44,722,164

December 31, 2019 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco Opp VI Global, Ser I
Assets
Investments, at fair value(1),(2)	$84,915,797	$1,242,751	$6,648,801	$50,257,021	$179,234
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	12,817	87	—	—	—
Receivable for share redemptions	47,059	1,278	3,830	71,937	—
Total assets	84,975,673	1,244,116	6,652,631	50,328,958	179,234

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	38,126	454	3,290	22,960	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	8,933	824	540	48,977	—
Payable for investments purchased	12,817	87	—	—	—
Total liabilities	59,876	1,365	3,830	71,937	—
Net assets applicable to Variable Life contracts in accumulation period	84,915,797	1,242,678	6,648,801	50,257,021	179,234
Net assets applicable to seed money	—	73	—	—	—
Total net assets	$84,915,797	$1,242,751	$6,648,801	$50,257,021	$179,234
(1) Investment shares	5,235,253	138,237	526,846	2,802,957	4,212
(2) Investments, at cost	$80,436,360	$1,272,629	$6,571,646	$44,823,455	$172,066

See accompanying notes to financial statements.

24	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2019 (continued)	Invesco Opp VI Global, Ser II	Inves Opp VI Gbl Strat Inc, Ser I	Inves Opp VI Gbl Strat Inc, Ser II	Inves Opp VI Mn St Sm Cap, Ser I	Inves Opp VI Mn St Sm Cap, Ser II
Assets
Investments, at fair value(1),(2)	$23,969,796	$23,620	$38,200,505	$279,654	$24,401,734
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	46	15,386	15	16,516
Receivable for share redemptions	75,550	—	39,757	—	11,994
Total assets	24,045,346	23,666	38,255,648	279,669	24,430,244

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	9,911	—	16,314	—	8,924
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	65,639	—	23,443	—	3,070
Payable for investments purchased	—	46	15,386	15	16,516
Total liabilities	75,550	46	55,143	15	28,510
Net assets applicable to Variable Life contracts in accumulation period	23,969,796	23,620	38,200,505	279,654	24,401,734
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$23,969,796	$23,620	$38,200,505	$279,654	$24,401,734
(1) Investment shares	571,390	4,752	7,446,492	11,992	1,066,043
(2) Investments, at cost	$22,806,594	$23,143	$39,283,135	$265,276	$24,876,968

December 31, 2019 (continued)	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II
Assets
Investments, at fair value(1),(2)	$13,533,070	$12,264,517	$66,263	$7,026,443	$8,352,791
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	84	7,603	—
Receivable for share redemptions	8,769	7,771	—	2,720	35,920
Total assets	13,541,839	12,272,288	66,347	7,036,766	8,388,711

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	6,508	4,617	—	2,720	3,793
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	2,261	3,154	—	—	32,127
Payable for investments purchased	—	—	84	7,603	—
Total liabilities	8,769	7,771	84	10,323	35,920
Net assets applicable to Variable Life contracts in accumulation period	13,533,070	12,264,517	66,263	7,026,351	8,352,791
Net assets applicable to seed money	—	—	—	92	—
Total net assets	$13,533,070	$12,264,517	$66,263	$7,026,443	$8,352,791
(1) Investment shares	201,535	191,933	6,074	654,841	488,753
(2) Investments, at cost	$10,383,414	$10,899,908	$64,176	$7,133,789	$8,356,470

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	25

Statement of Assets and Liabilities

December 31, 2019 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I	Invesco VI Tech, Ser I
Assets
Investments, at fair value(1),(2)	$103,130,882	$20,296,107	$23,704,326	$11,891,900	$11,504,707
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	7,105	18,646	—	13
Receivable for share redemptions	102,293	8,785	10,603	21,721	5,796
Total assets	103,233,175	20,311,997	23,733,575	11,913,621	11,510,516

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	63,740	8,785	10,603	5,362	4,981
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	38,553	—	—	16,359	815
Payable for investments purchased	—	7,105	18,646	—	13
Total liabilities	102,293	15,890	29,249	21,721	5,809
Net assets applicable to Variable Life contracts in accumulation period	103,130,882	20,296,107	23,704,326	11,891,900	11,504,707
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$103,130,882	$20,296,107	$23,704,326	$11,891,900	$11,504,707
(1) Investment shares	2,950,812	745,358	616,017	2,178,004	422,501
(2) Investments, at cost	$84,592,732	$18,451,387	$20,147,784	$11,089,520	$9,098,885

December 31, 2019 (continued)	Ivy VIP Asset Strategy, Cl II	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Inst
Assets
Investments, at fair value(1),(2)	$2,263,061	$840,965	$3,174,493	$21,606,738	$27,940
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,382	—	466	4,978	—
Receivable for share redemptions	736	—	—	432,290	—
Total assets	2,267,179	840,965	3,174,959	22,044,006	27,940

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	736	—	—	10,514	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	421,776	—
Payable for investments purchased	3,382	—	466	4,978	—
Total liabilities	4,118	—	466	437,268	—
Net assets applicable to Variable Life contracts in accumulation period	2,262,975	840,965	3,174,493	21,606,738	27,940
Net assets applicable to seed money	86	—	—	—	—
Total net assets	$2,263,061	$840,965	$3,174,493	$21,606,738	$27,940
(1) Investment shares	238,214	21,301	76,127	270,321	2,352
(2) Investments, at cost	$2,255,075	$800,696	$2,855,528	$14,866,836	$27,667

See accompanying notes to financial statements.

26	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2019 (continued)	Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Gbl Tech, Serv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst	Janus Henderson VIT Res, Serv
Assets
Investments, at fair value(1),(2)	$546,958	$34,159,384	$35,591,423	$133,075	$12,616,678
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	5,814	—	345
Receivable for share redemptions	—	115,438	51,790	—	6,647
Total assets	546,958	34,274,822	35,649,027	133,075	12,623,670

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	15,300	15,788	—	5,137
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	100,138	36,002	—	1,510
Payable for investments purchased	—	—	5,814	—	345
Total liabilities	—	115,438	57,604	—	6,992
Net assets applicable to Variable Life contracts in accumulation period	546,958	34,159,384	35,591,423	133,075	12,616,678
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$546,958	$34,159,384	$35,591,423	$133,075	$12,616,678
(1) Investment shares	42,106	2,272,747	1,115,719	3,262	318,281
(2) Investments, at cost	$537,126	$21,114,026	$39,582,313	$123,036	$10,199,846

December 31, 2019 (continued)	Lazard Ret Global Dyn MA, Inv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Init Cl
Assets
Investments, at fair value(1),(2)	$30,558	$2,952,370	$41,453,134	$28,453,881	$261,472
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	3,758	9,733	—	29
Receivable for share redemptions	—	1,285	31,065	21,292	—
Total assets	30,558	2,957,413	41,493,932	28,475,173	261,501

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	1,285	18,251	12,741	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	12,814	8,551	—
Payable for investments purchased	—	3,758	9,733	—	29
Total liabilities	—	5,043	40,798	21,292	29
Net assets applicable to Variable Life contracts in accumulation period	30,558	2,952,271	41,453,134	28,453,881	261,472
Net assets applicable to seed money	—	99	—	—	—
Total net assets	$30,558	$2,952,370	$41,453,134	$28,453,881	$261,472
(1) Investment shares	2,239	216,291	1,861,389	1,579,017	7,432
(2) Investments, at cost	$28,939	$2,761,841	$33,106,133	$26,184,565	$253,524

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	27

Statement of Assets and Liabilities

December 31, 2019 (continued)	MFS Utilities, Serv Cl	MS VIF Dis, Cl I	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT Sus Eq, Cl I
Assets
Investments, at fair value(1),(2)	$24,381,055	$403,462	$17,875,303	$9,893,908	$91,292
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	13,278	—	42,697	180,431	—
Receivable for share redemptions	9,668	—	131,590	4,287	—
Total assets	24,404,001	403,462	18,049,590	10,078,626	91,292

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	9,668	—	6,279	4,287	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	125,311	—	—
Payable for investments purchased	13,278	—	42,697	180,431	—
Total liabilities	22,946	—	174,287	184,718	—
Net assets applicable to Variable Life contracts in accumulation period	24,381,055	403,462	17,875,303	9,893,908	91,292
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$24,381,055	$403,462	$17,875,303	$9,893,908	$91,292
(1) Investment shares	705,470	30,917	1,415,305	916,103	3,395
(2) Investments, at cost	$20,692,630	$423,254	$17,257,345	$9,143,395	$87,453

December 31, 2019 (continued)	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset, Inst Cl	PIMCO VIT Glb Man As Alloc, Adv Cl
Assets
Investments, at fair value(1),(2)	$499,170	$439,623	$14,438,568	$45,225	$97,442
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	244	5	1,023	—	—
Receivable for share redemptions	—	154	22,375	—	—
Total assets	499,414	439,782	14,461,966	45,225	97,442

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	154	6,393	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	15,982	—	—
Payable for investments purchased	244	5	1,023	—	—
Total liabilities	244	159	23,398	—	—
Net assets applicable to Variable Life contracts in accumulation period	499,170	439,544	14,438,568	45,225	97,442
Net assets applicable to seed money	—	79	—	—	—
Total net assets	$499,170	$439,623	$14,438,568	$45,225	$97,442
(1) Investment shares	18,508	42,682	1,322,213	4,145	7,740
(2) Investments, at cost	$475,269	$413,712	$14,293,963	$43,996	$92,551

See accompanying notes to financial statements.

28	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2019 (continued)	PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Tot Return, Inst Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
Assets
Investments, at fair value(1),(2)	$7,855,501	$151,956	$21,108,568	$6,762,537	$5,320,963
Dividends receivable	18,701	378	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,691	—	—	8,013	451
Receivable for share redemptions	6,556	—	24,995	3,298	35,275
Total assets	7,882,449	152,334	21,133,563	6,773,848	5,356,689

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	3,421	—	10,004	3,298	2,205
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	3,135	—	14,991	—	33,070
Payable for investments purchased	20,392	378	—	8,013	451
Total liabilities	26,948	378	24,995	11,311	35,726
Net assets applicable to Variable Life contracts in accumulation period	7,853,181	151,956	21,108,568	6,762,537	5,320,963
Net assets applicable to seed money	2,320	—	—	—	—
Total net assets	$7,855,501	$151,956	$21,108,568	$6,762,537	$5,320,963
(1) Investment shares	712,840	13,789	1,263,986	1,070,022	354,968
(2) Investments, at cost	$7,760,393	$151,806	$20,272,177	$6,927,281	$4,875,117

December 31, 2019 (continued)	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1	Temp Global Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$123,671,554	$3,889,323	$29,103,504	$71,977	$3,986,532
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	348	—	—	1,400
Receivable for share redemptions	152,354	1,463	20,827	—	4,887
Total assets	123,823,908	3,891,134	29,124,331	71,977	3,992,819

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	73,771	1,463	14,347	—	1,536
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	78,583	—	6,480	—	3,351
Payable for investments purchased	—	348	—	—	1,400
Total liabilities	152,354	1,811	20,827	—	6,287
Net assets applicable to Variable Life contracts in accumulation period	123,671,554	3,889,323	29,103,504	71,977	3,986,456
Net assets applicable to seed money	—	—	—	—	76
Total net assets	$123,671,554	$3,889,323	$29,103,504	$71,977	$3,986,532
(1) Investment shares	3,097,985	100,396	2,984,975	4,313	249,626
(2) Investments, at cost	$84,098,058	$3,352,558	$30,776,289	$71,975	$4,161,971

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	29

Statement of Assets and Liabilities

December 31, 2019 (continued)	Third Ave Val	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2	VP Aggr, Cl 4
Assets
Investments, at fair value(1),(2)	$23,639,848	$4,140,940	$4,079,467	$288,957,733	$351,735,992
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	518	5,138	107,798	20,126	5,856
Receivable for share redemptions	12,609	1,657	—	100,608	277,817
Total assets	23,652,975	4,147,735	4,187,265	289,078,467	352,019,665

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	11,889	1,651	—	100,608	138,435
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	720	6	—	—	139,382
Payable for investments purchased	518	5,138	107,798	20,126	5,856
Total liabilities	13,127	6,795	107,798	120,734	283,673
Net assets applicable to Variable Life contracts in accumulation period	23,639,848	4,140,792	4,079,467	288,957,733	351,735,992
Net assets applicable to seed money	—	148	—	—	—
Total net assets	$23,639,848	$4,140,940	$4,079,467	$288,957,733	$351,735,992
(1) Investment shares	1,459,250	479,831	185,262	13,122,513	15,944,515
(2) Investments, at cost	$21,806,807	$3,558,342	$3,854,687	$210,327,134	$255,765,420

December 31, 2019 (continued)	VP Col Wanger Intl Eq, Cl 1	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 1	VP Conserv, Cl 2	VP Conserv, Cl 4
Assets
Investments, at fair value(1),(2)	$165,506	$4,066,335	$160,009	$16,251,422	$22,424,011
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	145	—	—	9,317	1,468
Receivable for share redemptions	—	9,415	—	93,533	9,391
Total assets	165,651	4,075,750	160,009	16,354,272	22,434,870

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	7,342	8,977
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	9,415	—	86,191	414
Payable for investments purchased	145	—	—	9,317	1,468
Total liabilities	145	9,415	—	102,850	10,859
Net assets applicable to Variable Life contracts in accumulation period	165,506	4,066,335	160,009	16,251,422	22,424,011
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$165,506	$4,066,335	$160,009	$16,251,422	$22,424,011
(1) Investment shares	30,878	762,915	10,682	1,087,779	1,500,938
(2) Investments, at cost	$156,564	$4,607,582	$158,590	$14,436,178	$19,986,915
See accompanying notes to financial statements.

30	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2019 (continued)	VP Man Vol Conserv, Cl 1	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 1	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1
Assets
Investments, at fair value(1),(2)	$39,772	$3,491,880	$204,427	$5,087,783	$1,973,189
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	14,679	633	799
Receivable for share redemptions	—	52,161	—	2,084	—
Total assets	39,772	3,544,041	219,106	5,090,500	1,973,988

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	1,480	—	1,984	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	50,681	—	100	—
Payable for investments purchased	—	—	14,679	633	799
Total liabilities	—	52,161	14,679	2,717	799
Net assets applicable to Variable Life contracts in accumulation period	39,772	3,491,856	204,427	5,087,759	1,973,189
Net assets applicable to seed money	—	24	—	24	—
Total net assets	$39,772	$3,491,880	$204,427	$5,087,783	$1,973,189
(1) Investment shares	3,132	275,385	15,176	378,555	131,898
(2) Investments, at cost	$38,753	$3,205,850	$200,068	$4,472,651	$1,885,694

December 31, 2019 (continued)	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 1	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 1	VP Mod, Cl 2
Assets
Investments, at fair value(1),(2)	$49,401,197	$1,085,453	$37,298,118	$3,409,431	$383,236,899
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	7,079	13,566	6,253	15,712	16,596
Receivable for share redemptions	144,136	—	13,526	—	186,071
Total assets	49,552,412	1,099,019	37,317,897	3,425,143	383,439,566

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	15,861	—	13,526	—	175,855
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	128,275	—	—	—	10,216
Payable for investments purchased	7,079	13,566	6,253	15,712	16,596
Total liabilities	151,215	13,566	19,779	15,712	202,667
Net assets applicable to Variable Life contracts in accumulation period	49,401,172	1,085,453	37,298,093	3,409,431	383,236,899
Net assets applicable to seed money	25	—	25	—	—
Total net assets	$49,401,197	$1,085,453	$37,298,118	$3,409,431	$383,236,899
(1) Investment shares	3,302,219	69,894	2,403,229	184,095	20,715,508
(2) Investments, at cost	$41,871,633	$1,052,442	$31,993,586	$3,287,788	$280,324,868

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	31

Statement of Assets and Liabilities

December 31, 2019 (continued)	VP Mod, Cl 4	VP Mod Aggr, Cl 1	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1
Assets
Investments, at fair value(1),(2)	$583,299,690	$9,871,103	$659,244,549	$1,037,870,438	$153,165
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	111,901	6,166	99,391	—	13,548
Receivable for share redemptions	254,138	—	275,386	767,372	—
Total assets	583,665,729	9,877,269	659,619,326	1,038,637,810	166,713

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	254,138	—	245,597	419,655	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	29,789	347,717	—
Payable for investments purchased	111,901	6,166	99,391	—	13,548
Total liabilities	366,039	6,166	374,777	767,372	13,548
Net assets applicable to Variable Life contracts in accumulation period	583,299,690	9,871,103	659,244,549	1,037,870,438	153,165
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$583,299,690	$9,871,103	$659,244,549	$1,037,870,438	$153,165
(1) Investment shares	31,478,666	487,221	32,571,371	51,202,291	9,194
(2) Investments, at cost	$424,361,165	$9,388,936	$475,675,621	$758,514,465	$150,321

December 31, 2019 (continued)	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 1	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1
Assets
Investments, at fair value(1),(2)	$49,590,636	$75,729,262	$89,028	$420,912	$4,351
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	52,359	79,607	—	100	—
Receivable for share redemptions	24,352	32,933	—	—	—
Total assets	49,667,347	75,841,802	89,028	421,012	4,351

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	24,352	32,933	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	52,359	79,607	—	100	—
Total liabilities	76,711	112,540	—	100	—
Net assets applicable to Variable Life contracts in accumulation period	49,590,636	75,729,262	89,028	420,912	4,328
Net assets applicable to seed money	—	—	—	—	23
Total net assets	$49,590,636	$75,729,262	$89,028	$420,912	$4,351
(1) Investment shares	2,981,999	4,545,574	7,985	37,920	182
(2) Investments, at cost	$40,427,735	$60,439,894	$88,869	$410,361	$3,944

See accompanying notes to financial statements.

32	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2019 (continued)	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1
Assets
Investments, at fair value(1),(2)	$262,691	$5,885,207	$43,690	$511,381	$17,726
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	450	—	130	72
Receivable for share redemptions	85	8,417	—	—	—
Total assets	262,776	5,894,074	43,690	511,511	17,798

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	2,665	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	85	5,752	—	—	—
Payable for investments purchased	—	450	—	130	72
Total liabilities	85	8,867	—	130	72
Net assets applicable to Variable Life contracts in accumulation period	262,691	5,885,207	43,690	511,381	17,726
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$262,691	$5,885,207	$43,690	$511,381	$17,726
(1) Investment shares	11,269	249,691	1,721	20,645	610
(2) Investments, at cost	$206,245	$3,855,924	$41,980	$439,634	$16,927

December 31, 2019 (continued)	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1
Assets
Investments, at fair value(1),(2)	$447,231	$13,740,347	$22	$128,817	$296,559
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	871	—	45,615	—
Receivable for share redemptions	—	11,587	—	—	—
Total assets	447,231	13,752,805	22	174,432	296,559

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	5,204	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	6,383	—	—	—
Payable for investments purchased	—	871	—	45,615	—
Total liabilities	—	12,458	—	45,615	—
Net assets applicable to Variable Life contracts in accumulation period	447,231	13,740,347	—	128,817	296,559
Net assets applicable to seed money	—	—	22	—	—
Total net assets	$447,231	$13,740,347	$22	$128,817	$296,559
(1) Investment shares	15,781	479,259	2	9,078	22,115
(2) Investments, at cost	$395,084	$10,673,790	$20	$125,566	$285,374

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	33

Statement of Assets and Liabilities

December 31, 2019 (continued)	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 1
Assets
Investments, at fair value(1),(2)	$89,411,897	$115,353,315	$12,350,581	$21,850,490	$19,207
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	3,530	907	—
Receivable for share redemptions	140,409	112,671	7,571	35,749	—
Total assets	89,552,306	115,465,986	12,361,682	21,887,146	19,207

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	39,201	49,584	4,967	10,428	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	101,208	63,087	2,604	25,321	—
Payable for investments purchased	—	—	3,530	907	—
Total liabilities	140,409	112,671	11,101	36,656	—
Net assets applicable to Variable Life contracts in accumulation period	89,411,897	115,353,315	12,350,581	21,850,490	19,207
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$89,411,897	$115,353,315	$12,350,581	$21,850,490	$19,207
(1) Investment shares	3,438,919	5,182,090	601,001	11,622,601	723
(2) Investments, at cost	$96,852,845	$137,790,878	$11,366,268	$36,370,526	$18,675

December 31, 2019 (continued)	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 1	WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Assets
Investments, at fair value(1),(2)	$15,344,464	$292,128	$21,973,495	$82,332	$286,871
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,747	72	6,649	72	697
Receivable for share redemptions	7,037	—	51,615	—	—
Total assets	15,354,248	292,200	22,031,759	82,404	287,568

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	6,326	—	8,096	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	711	—	43,519	—	—
Payable for investments purchased	2,747	72	6,649	72	697
Total liabilities	9,784	72	58,264	72	697
Net assets applicable to Variable Life contracts in accumulation period	15,344,464	292,128	21,973,495	82,332	286,871
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$15,344,464	$292,128	$21,973,495	$82,332	$286,871
(1) Investment shares	575,130	28,389	2,217,305	11,435	38,610
(2) Investments, at cost	$13,907,318	$299,734	$21,915,383	$82,059	$286,806

See accompanying notes to financial statements.

34	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2019	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A(1)	AB VPS Lg Cap Gro, Cl B
Investment income
Dividend income	$14,389	$280,863	$305,481	$—	$—
Variable account expenses	1,062	125,960	172,466	—	144,683
Investment income (loss) — net	13,327	154,903	133,015	—	(144,683)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	142,704	2,943,484	4,152,978	20,589	4,527,262
Cost of investments sold	139,566	2,864,407	4,540,759	20,652	4,118,207
Net realized gain (loss) on sales of investments	3,138	79,077	(387,781)	(63)	409,055
Distributions from capital gains	910	2,952,321	—	29,908	4,271,079
Net change in unrealized appreciation or depreciation of investments	88,720	2,317,179	5,922,151	20,242	4,452,861
Net gain (loss) on investments	92,768	5,348,577	5,534,370	50,087	9,132,995
Net increase (decrease) in net assets resulting from operations	$106,095	$5,503,480	$5,667,385	$50,087	$8,988,312

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	ALPS Alerian Engy Infr, Class I(1)	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I
Investment income
Dividend income	$1,274	$120,874	$109,795	$69,109	$1,114,894
Variable account expenses	—	32,907	70,507	38,692	304,743
Investment income (loss) — net	1,274	87,967	39,288	30,417	810,151

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,746	1,962,510	1,812,180	2,495,163	6,237,801
Cost of investments sold	1,741	2,089,307	1,557,862	2,525,866	4,181,837
Net realized gain (loss) on sales of investments	5	(126,797)	254,318	(30,703)	2,055,964
Distributions from capital gains	—	—	659,474	500,461	3,078,471
Net change in unrealized appreciation or depreciation of investments	1,843	1,273,451	2,078,994	1,709,830	6,282,800
Net gain (loss) on investments	1,848	1,146,654	2,992,786	2,179,588	11,417,235
Net increase (decrease) in net assets resulting from operations	$3,122	$1,234,621	$3,032,074	$2,210,005	$12,227,386

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl I(1)	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 1(1)
Investment income
Dividend income	$603,130	$4,288	$150,895	$145,406	$—
Variable account expenses	122,292	—	49,414	48,193	—
Investment income (loss) — net	480,838	4,288	101,481	97,213	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,242,558	524	1,995,993	1,451,488	171,837
Cost of investments sold	3,687,582	515	2,014,137	1,330,080	169,884
Net realized gain (loss) on sales of investments	554,976	9	(18,144)	121,408	1,953
Distributions from capital gains	1,783,577	9,415	470,861	334,725	—
Net change in unrealized appreciation or depreciation of investments	4,337,407	5,059	1,334,326	1,268,762	48,278
Net gain (loss) on investments	6,675,960	14,483	1,787,043	1,724,895	50,231
Net increase (decrease) in net assets resulting from operations	$7,156,798	$18,771	$1,888,524	$1,822,108	$50,231

(1)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	35

Statement of Operations

Year ended December 31, 2019 (continued)	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1(1)	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1(1)	Col VP Contrarian Core, Cl 2
Investment income
Dividend income	$—	$178	$754	$—	$—
Variable account expenses	1,292,098	—	—	—	—
Investment income (loss) — net	(1,292,098)	178	754	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	21,527,921	14,760	18,701	59,987	143,844
Cost of investments sold	13,119,900	14,620	21,167	58,354	120,159
Net realized gain (loss) on sales of investments	8,408,021	140	(2,466)	1,633	23,685
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	29,142,869	402	8,033	24,358	825,859
Net gain (loss) on investments	37,550,890	542	5,567	25,991	849,544
Net increase (decrease) in net assets resulting from operations	$36,258,792	$720	$6,321	$25,991	$849,544

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	Col VP Disciplined Core, Cl 1(1)	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 1(1)
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	2,092,050	—	—
Investment income (loss) — net	—	—	(2,092,050)	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	10,124	249,630	34,107,843	4,033	9,078
Cost of investments sold	9,927	204,797	14,486,214	4,225	8,978
Net realized gain (loss) on sales of investments	197	44,833	19,621,629	(192)	100
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	15,849	358,737	43,335,581	1,031	17,770
Net gain (loss) on investments	16,046	403,570	62,957,210	839	17,870
Net increase (decrease) in net assets resulting from operations	$16,046	$403,570	$60,865,160	$839	$17,870

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1(1)	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1(1)
Investment income
Dividend income	$—	$—	$537	$25,307	$40
Variable account expenses	—	980,195	—	—	—
Investment income (loss) — net	—	(980,195)	537	25,307	40

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	215,634	18,756,101	1,657	184,380	12,313
Cost of investments sold	176,529	11,350,002	1,668	188,607	12,238
Net realized gain (loss) on sales of investments	39,105	7,406,099	(11)	(4,227)	75
Distributions from capital gains	—	—	—	—	15,199
Net change in unrealized appreciation or depreciation of investments	551,555	33,217,272	94	39,885	27,252
Net gain (loss) on investments	590,660	40,623,371	83	35,658	42,526
Net increase (decrease) in net assets resulting from operations	$590,660	$39,643,176	$620	$60,965	$42,566

(1)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

36	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2019 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 1(1)
Investment income
Dividend income	$7,510	$82,041	$—	$—	$1,899
Variable account expenses	—	238,585	—	94,391	—
Investment income (loss) — net	7,510	(156,544)	—	(94,391)	1,899

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	670,319	6,398,518	29,880	2,214,900	569,280
Cost of investments sold	670,866	5,888,813	32,288	2,630,108	569,280
Net realized gain (loss) on sales of investments	(547)	509,705	(2,408)	(415,208)	—
Distributions from capital gains	651,615	5,629,507	—	—	24
Net change in unrealized appreciation or depreciation of investments	773,138	6,555,190	30,173	2,333,045	—
Net gain (loss) on investments	1,424,206	12,694,402	27,765	1,917,837	24
Net increase (decrease) in net assets resulting from operations	$1,431,716	$12,537,858	$27,765	$1,823,446	$1,923

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1(1)	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3
Investment income
Dividend income	$59,845	$651,658	$2,048	$88,498	$2,965,908
Variable account expenses	—	199,053	—	—	264,957
Investment income (loss) — net	59,845	452,605	2,048	88,498	2,700,951

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,363,189	12,737,526	5,323	126,811	6,099,706
Cost of investments sold	2,363,189	12,737,313	5,323	129,010	6,218,522
Net realized gain (loss) on sales of investments	—	213	—	(2,199)	(118,816)
Distributions from capital gains	1,647	15,339	—	—	—
Net change in unrealized appreciation or depreciation of investments	—	(214)	3,130	147,281	5,001,471
Net gain (loss) on investments	1,647	15,338	3,130	145,082	4,882,655
Net increase (decrease) in net assets resulting from operations	$61,492	$467,943	$5,178	$233,580	$7,583,606

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	Col VP Inc Opp, Cl 1(1)	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1(1)	Col VP Inter Bond, Cl 2
Investment income
Dividend income	$2,623	$49,004	$940,620	$784	$36,575
Variable account expenses	—	—	104,909	—	—
Investment income (loss) — net	2,623	49,004	835,711	784	36,575

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	5,317	54,025	3,144,767	15,775	80,777
Cost of investments sold	5,321	56,493	3,465,003	15,615	79,312
Net realized gain (loss) on sales of investments	(4)	(2,468)	(320,236)	160	1,465
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,027	103,213	2,226,625	3,018	51,446
Net gain (loss) on investments	3,023	100,745	1,906,389	3,178	52,911
Net increase (decrease) in net assets resulting from operations	$5,646	$149,749	$2,742,100	$3,962	$89,486

(1)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	37

Statement of Operations

Year ended December 31, 2019 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1(1)	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 1(1)
Investment income
Dividend income	$2,750,096	$—	$—	$—	$—
Variable account expenses	491,964	—	—	296,944	—
Investment income (loss) — net	2,258,132	—	—	(296,944)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	10,177,480	14,109	245,851	8,232,173	23,579
Cost of investments sold	10,174,511	13,960	187,353	4,583,513	22,996
Net realized gain (loss) on sales of investments	2,969	149	58,498	3,648,660	583
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	4,915,921	35,926	903,818	14,026,979	115,237
Net gain (loss) on investments	4,918,890	36,075	962,316	17,675,639	115,820
Net increase (decrease) in net assets resulting from operations	$7,177,022	$36,075	$962,316	$17,378,695	$115,820

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 1(1)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 1(1)	Col VP Long Govt/Cr Bond, Cl 2
Investment income
Dividend income	$—	$1,006	$132,745	$358	$3,259
Variable account expenses	519,538	—	30,742	—	—
Investment income (loss) — net	(519,538)	1,006	102,003	358	3,259

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	13,341,679	7,569	1,484,876	1,608	46,092
Cost of investments sold	8,249,622	7,522	1,459,825	1,570	44,586
Net realized gain (loss) on sales of investments	5,092,057	47	25,051	38	1,506
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	23,331,393	1,522	272,334	498	17,554
Net gain (loss) on investments	28,423,450	1,569	297,385	536	19,060
Net increase (decrease) in net assets resulting from operations	$27,903,912	$2,575	$399,388	$894	$22,319

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	Col VP Mid Cap Gro, Cl 1(1)	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 1(1)	Col VP Overseas Core, Cl 2
Investment income
Dividend income	$—	$—	$—	$304	$27,550
Variable account expenses	—	—	88,538	—	—
Investment income (loss) — net	—	—	(88,538)	304	27,550

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,453	361,069	2,666,382	2,336	148,511
Cost of investments sold	3,379	301,776	1,625,792	2,463	165,594
Net realized gain (loss) on sales of investments	74	59,293	1,040,590	(127)	(17,083)
Distributions from capital gains	—	—	—	285	224,604
Net change in unrealized appreciation or depreciation of investments	14,539	383,476	4,003,092	3,187	86,729
Net gain (loss) on investments	14,613	442,769	5,043,682	3,345	294,250
Net increase (decrease) in net assets resulting from operations	$14,613	$442,769	$4,955,144	$3,649	$321,800

(1)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

38	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2019 (continued)	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 1(1)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 1(1)
Investment income
Dividend income	$1,159,832	$—	$—	$—	$—
Variable account expenses	431,504	—	—	91,819	—
Investment income (loss) — net	728,328	—	—	(91,819)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,684,705	2,728	292,284	3,526,990	11,430
Cost of investments sold	6,404,482	2,721	243,826	2,819,874	11,127
Net realized gain (loss) on sales of investments	1,280,223	7	48,458	707,116	303
Distributions from capital gains	8,438,295	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,391,835	8,298	335,106	3,218,308	5,968
Net gain (loss) on investments	12,110,353	8,305	383,564	3,925,424	6,271
Net increase (decrease) in net assets resulting from operations	$12,838,681	$8,305	$383,564	$3,833,605	$6,271

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1(1)	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	74,124	—	—	81,686
Investment income (loss) — net	—	(74,124)	—	—	(81,686)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	147,566	2,358,146	883	55,715	2,302,897
Cost of investments sold	122,741	1,756,510	901	50,681	1,612,715
Net realized gain (loss) on sales of investments	24,825	601,636	(18)	5,034	690,182
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	520,854	3,218,740	4,110	168,719	1,793,727
Net gain (loss) on investments	545,679	3,820,376	4,092	173,753	2,483,909
Net increase (decrease) in net assets resulting from operations	$545,679	$3,746,252	$4,092	$173,753	$2,402,223

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	Col VP Strategic Inc, Cl 1(1)	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 1(1)	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 1(1)
Investment income
Dividend income	$6,148	$65,317	$—	$—	$44
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	6,148	65,317	—	—	44

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	39,138	159,499	26,705	65,514	218
Cost of investments sold	39,136	163,925	26,213	58,390	217
Net realized gain (loss) on sales of investments	2	(4,426)	492	7,124	1
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	4,137	108,335	7,995	195,226	115
Net gain (loss) on investments	4,139	103,909	8,487	202,350	116
Net increase (decrease) in net assets resulting from operations	$10,287	$169,226	$8,487	$202,350	$160

(1)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	39

Statement of Operations

Year ended December 31, 2019 (continued)	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 1(1)	CTIVP AC Div Bond, Cl 2
Investment income
Dividend income	$6,267	$552,345	$46,136	$176	$12,871
Variable account expenses	—	111,947	27,479	—	—
Investment income (loss) — net	6,267	440,398	18,657	176	12,871

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	14,585	4,105,797	830,639	29,755	31,415
Cost of investments sold	14,447	4,060,270	1,301,358	29,722	31,645
Net realized gain (loss) on sales of investments	138	45,527	(470,719)	33	(230)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	9,284	720,569	755,190	277	6,615
Net gain (loss) on investments	9,422	766,096	284,471	310	6,385
Net increase (decrease) in net assets resulting from operations	$15,689	$1,206,494	$303,128	$486	$19,256

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	CTIVP AQR Intl Core Eq, Cl 1(1)	CTIVP AQR Intl Core Eq, Cl 2	CTIVP AQR Man Fut Strategy, Cl 1(1)	CTIVP AQR Man Fut Strategy, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 1(1)
Investment income
Dividend income	$706	$14,042	$—	$—	$35
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	706	14,042	—	—	35

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	395	61,555	11,772	24,673	106
Cost of investments sold	398	63,703	11,665	28,617	105
Net realized gain (loss) on sales of investments	(3)	(2,148)	107	(3,944)	1
Distributions from capital gains	318	8,391	—	—	—
Net change in unrealized appreciation or depreciation of investments	4,925	70,560	(270)	4,899	(46)
Net gain (loss) on investments	5,240	76,803	(163)	955	(45)
Net increase (decrease) in net assets resulting from operations	$5,946	$90,845	$(163)	$955	$(10)

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 1(1)	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 1(1)
Investment income
Dividend income	$17,674	$337,154	$827	$34,950	$904
Variable account expenses	—	56,459	—	—	—
Investment income (loss) — net	17,674	280,695	827	34,950	904

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	69,010	1,925,085	14,727	123,851	30,347
Cost of investments sold	68,589	2,163,301	14,522	124,282	30,453
Net realized gain (loss) on sales of investments	421	(238,216)	205	(431)	(106)
Distributions from capital gains	—	—	—	—	358
Net change in unrealized appreciation or depreciation of investments	21,636	705,175	4,494	421,999	4,391
Net gain (loss) on investments	22,057	466,959	4,699	421,568	4,643
Net increase (decrease) in net assets resulting from operations	$39,731	$747,654	$5,526	$456,518	$5,547

(1)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

40	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2019 (continued)	CTIVP DFA Intl Val, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 1(1)	CTIVP Lazard Intl Eq Adv, Cl 2	CTIVP Loomis Sayles Gro, Cl 1(1)	CTIVP Loomis Sayles Gro, Cl 2
Investment income
Dividend income	$50,625	$2,156	$54,575	$—	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	50,625	2,156	54,575	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	158,677	5,626	280,276	8,344	162,860
Cost of investments sold	167,723	5,578	292,323	8,342	136,260
Net realized gain (loss) on sales of investments	(9,046)	48	(12,047)	2	26,600
Distributions from capital gains	42,034	346	10,190	—	—
Net change in unrealized appreciation or depreciation of investments	93,682	14,400	261,976	14,841	328,177
Net gain (loss) on investments	126,670	14,794	260,119	14,843	354,777
Net increase (decrease) in net assets resulting from operations	$177,295	$16,950	$314,694	$14,843	$354,777

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	CTIVP LA Capital Lg Cap Gro, Cl 1(1)	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Val, Cl 1(1)	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 1(1)
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	—	—	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,307	50,257	51,267	122,779	13,681
Cost of investments sold	2,249	38,953	49,202	106,843	13,581
Net realized gain (loss) on sales of investments	58	11,304	2,065	15,936	100
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,844	93,071	37,996	656,751	5,260
Net gain (loss) on investments	3,902	104,375	40,061	672,687	5,360
Net increase (decrease) in net assets resulting from operations	$3,902	$104,375	$40,061	$672,687	$5,360

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 1(1)	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1(1)	CTIVP TCW Core Plus Bond, Cl 2
Investment income
Dividend income	$—	$—	$—	$416	$1,897
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	—	—	—	416	1,897

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	287,588	12,491	135,075	15,606	23,074
Cost of investments sold	246,035	12,132	121,348	15,513	22,662
Net realized gain (loss) on sales of investments	41,553	359	13,727	93	412
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	237,433	20,872	185,237	553	3,525
Net gain (loss) on investments	278,986	21,231	198,964	646	3,937
Net increase (decrease) in net assets resulting from operations	$278,986	$21,231	$198,964	$1,062	$5,834

(1)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	41

Statement of Operations

Year ended December 31, 2019 (continued)	CTIVP Vty Sycamore Estb Val, Cl 1(1)	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 1(1)	CTIVP WF Short Duration Govt, Cl 2
Investment income
Dividend income	$—	$—	$—	$317	$1,178
Variable account expenses	—	—	122,417	—	—
Investment income (loss) — net	—	—	(122,417)	317	1,178

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	8,328	290,864	3,320,220	6,789	30,403
Cost of investments sold	8,235	247,431	2,668,495	6,769	30,127
Net realized gain (loss) on sales of investments	93	43,433	651,725	20	276
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	22,343	889,622	4,838,032	265	3,197
Net gain (loss) on investments	22,436	933,055	5,489,757	285	3,473
Net increase (decrease) in net assets resulting from operations	$22,436	$933,055	$5,367,340	$602	$4,651

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	CTIVP Westfield Mid Cap Gro, Cl 1(1)	CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP Wm Blair Intl Leaders, Cl 1(1)	CTIVP Wm Blair Intl Leaders, Cl 2	DWS Alt Asset Alloc VIP, Cl A(1)
Investment income
Dividend income	$—	$—	$923	$27,429	$3
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	—	—	923	27,429	3

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,848	62,224	9,401	495,499	7,614
Cost of investments sold	2,758	46,535	9,595	541,578	7,601
Net realized gain (loss) on sales of investments	90	15,689	(194)	(46,079)	13
Distributions from capital gains	—	—	5,050	100,095	—
Net change in unrealized appreciation or depreciation of investments	7,951	406,062	16,603	612,934	693
Net gain (loss) on investments	8,041	421,751	21,459	666,950	706
Net increase (decrease) in net assets resulting from operations	$8,041	$421,751	$22,382	$694,379	$709

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Init Cl(1)	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl
Investment income
Dividend income	$52,381	$1,019,746	$2,544	$209,204	$1,707,474
Variable account expenses	6,477	126,547	—	468,485	274,268
Investment income (loss) — net	45,904	893,199	2,544	(259,281)	1,433,206

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	241,747	8,593,144	14,899	13,577,762	5,893,419
Cost of investments sold	246,042	8,734,548	14,465	12,120,370	4,513,142
Net realized gain (loss) on sales of investments	(4,295)	(141,404)	434	1,457,392	1,380,277
Distributions from capital gains	—	—	—	11,186,437	4,167,364
Net change in unrealized appreciation or depreciation of investments	156,842	769,698	62,476	13,091,069	5,364,052
Net gain (loss) on investments	152,547	628,294	62,910	25,734,898	10,911,693
Net increase (decrease) in net assets resulting from operations	$198,451	$1,521,493	$65,454	$25,475,617	$12,344,899

(1)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

42	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2019 (continued)	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Init Cl(1)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl
Investment income
Dividend income	$1,090,689	$3,953	$717,636	$512,166	$287,417
Variable account expenses	138,290	—	528,795	308,306	99,894
Investment income (loss) — net	952,399	3,953	188,841	203,860	187,523

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,575,929	78,983	11,794,537	8,043,701	2,409,413
Cost of investments sold	3,387,793	77,837	11,610,853	8,796,909	2,013,640
Net realized gain (loss) on sales of investments	188,136	1,146	183,684	(753,208)	395,773
Distributions from capital gains	2,717,815	—	10,234,119	8,448,960	629,948
Net change in unrealized appreciation or depreciation of investments	4,158,986	32,113	7,925,843	7,285,965	2,924,566
Net gain (loss) on investments	7,064,937	33,259	18,343,646	14,981,717	3,950,287
Net increase (decrease) in net assets resulting from operations	$8,017,336	$37,212	$18,532,487	$15,185,577	$4,137,810

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Init Cl(1)	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 1(1)
Investment income
Dividend income	$232,826	$5,786	$47,597	$1,181,638	$919
Variable account expenses	65,288	—	—	224,007	—
Investment income (loss) — net	167,538	5,786	47,597	957,631	919

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,886,035	11,787	323,170	4,641,172	1,964
Cost of investments sold	1,777,543	11,660	321,091	4,313,406	1,987
Net realized gain (loss) on sales of investments	108,492	127	2,079	327,766	(23)
Distributions from capital gains	537,135	1,277	11,269	923,883	264
Net change in unrealized appreciation or depreciation of investments	2,727,565	(3,753)	71,381	6,381,355	1,915
Net gain (loss) on investments	3,373,192	(2,349)	84,729	7,633,004	2,156
Net increase (decrease) in net assets resulting from operations	$3,540,730	$3,437	$132,326	$8,590,635	$3,075

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	Frank Inc, Cl 2	Frank Mutual Shares, Cl 1(1)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 1(1)	Frank Sm Cap Val, Cl 2
Investment income
Dividend income	$322,900	$224	$334,214	$953	$385,505
Variable account expenses	28,413	—	81,841	—	173,117
Investment income (loss) — net	294,487	224	252,373	953	212,388

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	675,443	235	2,200,776	7,482	4,007,257
Cost of investments sold	674,755	242	2,287,451	8,031	4,667,826
Net realized gain (loss) on sales of investments	688	(7)	(86,675)	(549)	(660,569)
Distributions from capital gains	97,592	1,037	1,787,057	11,969	6,141,344
Net change in unrealized appreciation or depreciation of investments	451,257	(188)	1,653,914	11,440	2,620,052
Net gain (loss) on investments	549,537	842	3,354,296	22,860	8,100,827
Net increase (decrease) in net assets resulting from operations	$844,024	$1,066	$3,606,669	$23,813	$8,313,215

(1)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	43

Statement of Operations

Year ended December 31, 2019 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco Opp VI Global, Ser I(1)
Investment income
Dividend income	$636,833	$31,066	$30,850	$607,872	$576
Variable account expenses	419,902	5,068	36,561	256,118	—
Investment income (loss) — net	216,931	25,998	(5,711)	351,754	576

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	9,620,850	176,186	897,300	6,768,013	14,207
Cost of investments sold	9,665,326	181,355	943,768	6,191,690	15,428
Net realized gain (loss) on sales of investments	(44,476)	(5,169)	(46,468)	576,323	(1,221)
Distributions from capital gains	2,986,940	—	135,718	1,751,250	9,099
Net change in unrealized appreciation or depreciation of investments	18,148,125	70,423	1,249,984	7,880,060	7,168
Net gain (loss) on investments	21,090,589	65,254	1,339,234	10,207,633	15,046
Net increase (decrease) in net assets resulting from operations	$21,307,520	$91,252	$1,333,523	$10,559,387	$15,622

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	Invesco Opp VI Global, Ser II	Inves Opp VI Gbl Strat Inc, Ser I(1)	Inves Opp VI Gbl Strat Inc, Ser II	Inves Opp VI Mn St Sm Cap, Ser I(1)	Inves Opp VI Mn St Sm Cap, Ser II
Investment income
Dividend income	$146,249	$285	$1,273,662	$172	$—
Variable account expenses	110,272	—	187,650	—	99,861
Investment income (loss) — net	35,977	285	1,086,012	172	(99,861)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,494,396	731	6,094,820	36,938	3,764,790
Cost of investments sold	4,410,264	731	6,423,174	37,637	3,992,828
Net realized gain (loss) on sales of investments	84,132	—	(328,354)	(699)	(228,038)
Distributions from capital gains	3,302,826	—	—	7,940	2,200,070
Net change in unrealized appreciation or depreciation of investments	2,592,020	477	2,832,484	14,378	3,312,648
Net gain (loss) on investments	5,978,978	477	2,504,130	21,619	5,284,680
Net increase (decrease) in net assets resulting from operations	$6,014,955	$762	$3,590,142	$21,791	$5,184,819

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I(1)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II
Investment income
Dividend income	$—	$—	$—	$—	$135,558
Variable account expenses	68,536	51,713	—	29,697	42,397
Investment income (loss) — net	(68,536)	(51,713)	—	(29,697)	93,161

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,626,858	2,343,149	502	919,077	1,482,751
Cost of investments sold	1,231,527	2,067,064	497	995,446	1,458,719
Net realized gain (loss) on sales of investments	395,331	276,085	5	(76,369)	24,032
Distributions from capital gains	1,772,084	1,689,385	—	—	1,035,108
Net change in unrealized appreciation or depreciation of investments	1,617,174	1,610,725	2,087	945,138	582,737
Net gain (loss) on investments	3,784,589	3,576,195	2,092	868,769	1,641,877
Net increase (decrease) in net assets resulting from operations	$3,716,053	$3,524,482	$2,092	$839,072	$1,735,038

(1)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

44	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2019 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I	Invesco VI Tech, Ser I
Investment income
Dividend income	$928,515	$544,781	$286,386	$—	$—
Variable account expenses	698,255	96,426	117,407	59,564	53,854
Investment income (loss) — net	230,260	448,355	168,979	(59,564)	(53,854)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	11,043,060	3,657,120	3,545,029	1,726,083	1,984,557
Cost of investments sold	8,938,103	3,338,642	3,054,605	1,577,733	1,597,353
Net realized gain (loss) on sales of investments	2,104,957	318,478	490,424	148,350	387,204
Distributions from capital gains	11,283,945	1,011,009	1,439,430	1,698,849	909,204
Net change in unrealized appreciation or depreciation of investments	10,365,308	2,336,039	3,261,457	1,423,037	1,922,728
Net gain (loss) on investments	23,754,210	3,665,526	5,191,311	3,270,236	3,219,136
Net increase (decrease) in net assets resulting from operations	$23,984,470	$4,113,881	$5,360,290	$3,210,672	$3,165,282

Year ended December 31, 2019 (continued)	Ivy VIP Asset Strategy, Cl II	Janus Henderson VIT Bal, Inst(1)	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Inst(1)
Investment income
Dividend income	$45,720	$8,474	$44,906	$10,602	$639
Variable account expenses	7,670	—	—	112,346	—
Investment income (loss) — net	38,050	8,474	44,906	(101,744)	639

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	455,059	55,779	194,862	3,118,420	6,059
Cost of investments sold	476,035	54,361	185,184	2,217,795	5,934
Net realized gain (loss) on sales of investments	(20,976)	1,418	9,678	900,625	125
Distributions from capital gains	87,058	3,600	65,676	1,276,443	—
Net change in unrealized appreciation or depreciation of investments	278,006	40,269	377,086	3,704,254	273
Net gain (loss) on investments	344,088	45,287	452,440	5,881,322	398
Net increase (decrease) in net assets resulting from operations	$382,138	$53,761	$497,346	$5,779,578	$1,037

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Gbl Tech, Serv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst(1)	Janus Henderson VIT Res, Serv
Investment income
Dividend income	$14,180	$—	$601,950	$282	$36,889
Variable account expenses	—	157,912	168,012	—	56,777
Investment income (loss) — net	14,180	(157,912)	433,938	282	(19,888)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	89,808	3,885,766	4,191,270	4,119	2,411,315
Cost of investments sold	88,412	2,546,196	5,143,652	4,128	1,996,087
Net realized gain (loss) on sales of investments	1,396	1,339,570	(952,382)	(9)	415,228
Distributions from capital gains	—	2,169,643	—	1,666	1,284,609
Net change in unrealized appreciation or depreciation of investments	26,870	7,225,344	8,163,423	10,039	1,763,655
Net gain (loss) on investments	28,266	10,734,557	7,211,041	11,696	3,463,492
Net increase (decrease) in net assets resulting from operations	$42,446	$10,576,645	$7,644,979	$11,978	$3,443,604

(1)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	45

Statement of Operations

Year ended December 31, 2019 (continued)	Lazard Ret Global Dyn MA, Inv(1)	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Init Cl(1)
Investment income
Dividend income	$4	$1,464	$128,017	$—	$4,025
Variable account expenses	—	15,608	191,747	133,186	—
Investment income (loss) — net	4	(14,144)	(63,730)	(133,186)	4,025

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	316	953,180	4,625,324	3,159,453	17,623
Cost of investments sold	311	941,074	3,954,381	2,794,940	17,346
Net realized gain (loss) on sales of investments	5	12,106	670,943	364,513	277
Distributions from capital gains	11	4,243	2,955,507	5,096,995	296
Net change in unrealized appreciation or depreciation of investments	1,619	464,857	8,422,558	3,008,657	7,948
Net gain (loss) on investments	1,635	481,206	12,049,008	8,470,165	8,521
Net increase (decrease) in net assets resulting from operations	$1,639	$467,062	$11,985,278	$8,336,979	$12,546

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	MFS Utilities, Serv Cl	MS VIF Dis, Cl I(1)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT Sus Eq, Cl I(1)
Investment income
Dividend income	$874,545	$—	$—	$232,182	$239
Variable account expenses	108,656	—	66,350	45,917	—
Investment income (loss) — net	765,889	—	(66,350)	186,265	239

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,407,559	10,728	3,440,128	1,274,058	501
Cost of investments sold	2,972,234	11,158	3,216,236	1,155,209	495
Net realized gain (loss) on sales of investments	435,325	(430)	223,892	118,849	6
Distributions from capital gains	69,270	32,988	2,344,430	434,460	3,185
Net change in unrealized appreciation or depreciation of investments	3,615,955	(19,792)	1,991,534	662,707	3,839
Net gain (loss) on investments	4,120,550	12,766	4,559,856	1,216,016	7,030
Net increase (decrease) in net assets resulting from operations	$4,886,439	$12,766	$4,493,506	$1,402,281	$7,269

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset, Inst Cl(1)	PIMCO VIT Glb Man As Alloc, Adv Cl
Investment income
Dividend income	$1,286	$670	$398,856	$763	$2,360
Variable account expenses	—	1,940	73,168	—	—
Investment income (loss) — net	1,286	(1,270)	325,688	763	2,360

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	44,796	224,495	2,450,355	18,525	62,982
Cost of investments sold	44,682	223,903	2,513,676	18,165	61,664
Net realized gain (loss) on sales of investments	114	592	(63,321)	360	1,318
Distributions from capital gains	24,692	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	66,827	65,773	1,246,870	1,229	15,492
Net gain (loss) on investments	91,633	66,365	1,183,549	1,589	16,810
Net increase (decrease) in net assets resulting from operations	$92,919	$65,095	$1,509,237	$2,352	$19,170

(1)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

46	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2019 (continued)	PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Tot Return, Inst Cl(1)	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
Investment income
Dividend income	$168,436	$1,358	$—	$405,637	$68,763
Variable account expenses	29,070	—	105,928	38,056	24,756
Investment income (loss) — net	139,366	1,358	(105,928)	367,581	44,007

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,315,658	30,476	3,304,440	937,894	1,351,617
Cost of investments sold	1,301,967	30,247	3,602,798	997,697	1,356,708
Net realized gain (loss) on sales of investments	13,691	229	(298,358)	(59,803)	(5,091)
Distributions from capital gains	—	—	894,822	—	8,825
Net change in unrealized appreciation or depreciation of investments	224,884	150	4,563,945	564,598	1,065,624
Net gain (loss) on investments	238,575	379	5,160,409	504,795	1,069,358
Net increase (decrease) in net assets resulting from operations	$377,941	$1,737	$5,054,481	$872,376	$1,113,365

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1(1)	Temp Global Bond, Cl 2
Investment income
Dividend income	$786,741	$14,495	$—	$563	$294,681
Variable account expenses	792,596	14,954	158,603	—	19,051
Investment income (loss) — net	(5,855)	(459)	(158,603)	563	275,630

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	11,994,938	642,835	2,990,488	2,268	1,187,543
Cost of investments sold	8,757,212	605,677	3,156,610	2,306	1,216,463
Net realized gain (loss) on sales of investments	3,237,726	37,158	(166,122)	(38)	(28,920)
Distributions from capital gains	16,012,156	460,737	2,594,526	—	—
Net change in unrealized appreciation or depreciation of investments	15,120,098	481,574	2,540,194	2	(188,273)
Net gain (loss) on investments	34,369,980	979,469	4,968,598	(36)	(217,193)
Net increase (decrease) in net assets resulting from operations	$34,364,125	$979,010	$4,809,995	$527	$58,437

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	Third Ave Val	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1(1)	VP Aggr, Cl 2	VP Aggr, Cl 4
Investment income
Dividend income	$63,970	$—	$—	$—	$—
Variable account expenses	135,752	16,173	—	1,108,264	1,596,062
Investment income (loss) — net	(71,782)	(16,173)	—	(1,108,264)	(1,596,062)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,741,071	978,643	292,814	23,927,147	56,265,550
Cost of investments sold	2,662,873	921,580	285,832	17,925,699	37,227,783
Net realized gain (loss) on sales of investments	78,198	57,063	6,982	6,001,448	19,037,767
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,637,932	1,118,265	224,780	45,408,596	46,963,032
Net gain (loss) on investments	2,716,130	1,175,328	231,762	51,410,044	66,000,799
Net increase (decrease) in net assets resulting from operations	$2,644,348	$1,159,155	$231,762	$50,301,780	$64,404,737

(1)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	47

Statement of Operations

Year ended December 31, 2019 (continued)	VP Col Wanger Intl Eq, Cl 1(1)	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 1(1)	VP Conserv, Cl 2	VP Conserv, Cl 4
Investment income
Dividend income	$702	$21,878	$—	$—	$—
Variable account expenses	—	—	—	81,875	96,786
Investment income (loss) — net	702	21,878	—	(81,875)	(96,786)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	21,950	486,943	1,514	3,869,049	3,650,761
Cost of investments sold	21,049	613,966	1,505	3,492,373	3,286,390
Net realized gain (loss) on sales of investments	901	(127,023)	9	376,676	364,371
Distributions from capital gains	2,458	250,185	—	—	—
Net change in unrealized appreciation or depreciation of investments	8,942	787,001	1,419	1,142,704	1,600,009
Net gain (loss) on investments	12,301	910,163	1,428	1,519,380	1,964,380
Net increase (decrease) in net assets resulting from operations	$13,003	$932,041	$1,428	$1,437,505	$1,867,594

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	VP Man Vol Conserv, Cl 1(1)	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 1(1)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1(1)
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	12,732	—	23,565	—
Investment income (loss) — net	—	(12,732)	—	(23,565)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	790	362,850	6,781	1,311,493	76,837
Cost of investments sold	777	339,178	6,661	1,177,945	77,282
Net realized gain (loss) on sales of investments	13	23,672	120	133,548	(445)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,019	234,820	4,359	506,569	87,495
Net gain (loss) on investments	1,032	258,492	4,479	640,117	87,050
Net increase (decrease) in net assets resulting from operations	$1,032	$245,760	$4,479	$616,552	$87,050

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 1(1)	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 1(1)	VP Mod, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	177,769	—	151,237	—	1,935,932
Investment income (loss) — net	(177,769)	—	(151,237)	—	(1,935,932)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	6,889,359	45,958	4,469,748	420,412	29,771,062
Cost of investments sold	6,137,163	45,334	3,960,086	408,143	22,590,360
Net realized gain (loss) on sales of investments	752,196	624	509,662	12,269	7,180,702
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	7,013,709	33,011	4,633,489	121,643	46,584,992
Net gain (loss) on investments	7,765,905	33,635	5,143,151	133,912	53,765,694
Net increase (decrease) in net assets resulting from operations	$7,588,136	$33,635	$4,991,914	$133,912	$51,829,762

(1)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

48	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2019 (continued)	VP Mod, Cl 4	VP Mod Aggr, Cl 1(1)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1(1)
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	2,975,700	—	2,713,658	4,877,334	—
Investment income (loss) — net	(2,975,700)	—	(2,713,658)	(4,877,334)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	89,986,096	780,537	40,954,760	146,163,413	5,976
Cost of investments sold	59,878,055	769,003	30,095,209	92,349,805	5,840
Net realized gain (loss) on sales of investments	30,108,041	11,534	10,859,551	53,813,608	136
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	55,249,965	482,167	93,586,217	118,182,067	2,844
Net gain (loss) on investments	85,358,006	493,701	104,445,768	171,995,675	2,980
Net increase (decrease) in net assets resulting from operations	$82,382,306	$493,701	$101,732,110	$167,118,341	$2,980

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 1(1)	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1(1)
Investment income
Dividend income	$—	$—	$12	$8,478	$—
Variable account expenses	267,324	372,864	—	—	—
Investment income (loss) — net	(267,324)	(372,864)	12	8,478	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,872,598	11,264,502	1,075	29,009	4,172
Cost of investments sold	6,611,005	8,798,790	1,074	28,498	3,988
Net realized gain (loss) on sales of investments	1,261,593	2,465,712	1	511	184
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	4,593,922	6,622,705	159	21,083	407
Net gain (loss) on investments	5,855,515	9,088,417	160	21,594	591
Net increase (decrease) in net assets resulting from operations	$5,588,191	$8,715,553	$172	$30,072	$591

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Gro, Cl 1(1)	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1(1)
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	29,603	—	—	—
Investment income (loss) — net	—	(29,603)	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	39,083	1,262,287	411	49,473	807
Cost of investments sold	33,935	889,668	407	44,500	808
Net realized gain (loss) on sales of investments	5,148	372,619	4	4,973	(1)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	47,173	934,917	1,710	73,671	799
Net gain (loss) on investments	52,321	1,307,536	1,714	78,644	798
Net increase (decrease) in net assets resulting from operations	$52,321	$1,277,933	$1,714	$78,644	$798

(1)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	49

Statement of Operations

Year ended December 31, 2019 (continued)	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 1(1)	VP US Flex Gro, Cl 1(1)	VP US Flex Mod Gro, Cl 1(1)
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	58,584	—	—	—
Investment income (loss) — net	—	(58,584)	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	49,951	1,397,629	—	5,629	596
Cost of investments sold	47,183	1,077,554	—	5,573	575
Net realized gain (loss) on sales of investments	2,768	320,075	—	56	21
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	65,542	2,038,125	2	3,251	11,185
Net gain (loss) on investments	68,310	2,358,200	2	3,307	11,206
Net increase (decrease) in net assets resulting from operations	$68,310	$2,299,616	$2	$3,307	$11,206

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 1(1)
Investment income
Dividend income	$678,576	$284,809	$128,635	$785,904	$13
Variable account expenses	421,270	544,943	54,980	117,501	—
Investment income (loss) — net	257,306	(260,134)	73,655	668,403	13

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	9,938,308	12,641,715	1,391,041	3,092,839	7,065
Cost of investments sold	11,631,868	15,632,550	1,299,141	4,820,858	6,945
Net realized gain (loss) on sales of investments	(1,693,560)	(2,990,835)	91,900	(1,728,019)	120
Distributions from capital gains	7,592,744	19,270,376	743,358	8,750,341	273
Net change in unrealized appreciation or depreciation of investments	15,068,774	12,536,915	1,149,963	(4,771,257)	532
Net gain (loss) on investments	20,967,958	28,816,456	1,985,221	2,251,065	925
Net increase (decrease) in net assets resulting from operations	$21,225,264	$28,556,322	$2,058,876	$2,919,468	$938

(1) For the period February 25, 2019 (commencement of operations) to December 31, 2019.

Year ended December 31, 2019 (continued)	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 1(1)	WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl I(1)	WA Var Global Hi Yd Bond, Cl II
Investment income
Dividend income	$41,246	$—	$—	$1,512	$13,462
Variable account expenses	70,122	—	97,212	—	—
Investment income (loss) — net	(28,876)	—	(97,212)	1,512	13,462

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,147,194	10,897	5,343,433	6,895	26,626
Cost of investments sold	1,959,922	11,979	5,236,877	6,786	26,497
Net realized gain (loss) on sales of investments	187,272	(1,082)	106,556	109	129
Distributions from capital gains	1,643,470	19,420	3,721,703	—	—
Net change in unrealized appreciation or depreciation of investments	2,027,006	(7,606)	1,044,543	273	18,769
Net gain (loss) on investments	3,857,748	10,732	4,872,802	382	18,898
Net increase (decrease) in net assets resulting from operations	$3,828,872	$10,732	$4,775,590	$1,894	$32,360

(1)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

50	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A(2)	AB VPS Lg Cap Gro, Cl B
Operations
Investment income (loss) — net	$13,327	$154,903	$133,015	$—	$(144,683)
Net realized gain (loss) on sales of investments	3,138	79,077	(387,781)	(63)	409,055
Distributions from capital gains	910	2,952,321	—	29,908	4,271,079
Net change in unrealized appreciation or depreciation of investments	88,720	2,317,179	5,922,151	20,242	4,452,861
Net increase (decrease) in net assets resulting from operations	106,095	5,503,480	5,667,385	50,087	8,988,312

Contract transactions
Contract purchase payments	70,473	1,018,532	2,278,781	203,148	1,689,146
Net transfers(1)	(27,286)	1,688,090	(857,758)	416,664	3,928,306
Transfers for policy loans	(10,161)	(81,825)	(46,419)	—	(269,188)
Policy charges	(17,290)	(581,651)	(1,095,655)	(26,970)	(570,044)
Contract terminations:
Surrender benefits	(33,944)	(1,506,441)	(2,314,383)	(230)	(1,504,673)
Death benefits	—	—	(2,374)	—	(6,246)
Increase (decrease) from contract transactions	(18,208)	536,705	(2,037,808)	592,612	3,267,301
Net assets at beginning of year	703,339	23,417,435	35,752,228	—	25,216,549
Net assets at end of year	$791,226	$29,457,620	$39,381,805	$642,699	$37,472,162

Accumulation unit activity
Units outstanding at beginning of year	620,253	8,870,008	24,431,061	—	8,583,138
Contract purchase payments	55,936	341,625	1,439,726	181,764	530,357
Net transfers(1)	(23,295)	655,215	(564,048)	384,201	1,061,713
Transfers for policy loans	(7,969)	(16,961)	(22,465)	—	(66,565)
Policy charges	(13,881)	(196,572)	(688,420)	(24,557)	(173,168)
Contract terminations:
Surrender benefits	(27,398)	(487,345)	(1,478,874)	—	(417,818)
Death benefits	—	—	(1,363)	—	(1,531)
Units outstanding at end of year	603,646	9,165,970	23,115,617	541,408	9,516,126

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	51

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	ALPS Alerian Engy Infr, Class I(2)	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I
Operations
Investment income (loss) — net	$1,274	$87,967	$39,288	$30,417	$810,151
Net realized gain (loss) on sales of investments	5	(126,797)	254,318	(30,703)	2,055,964
Distributions from capital gains	—	—	659,474	500,461	3,078,471
Net change in unrealized appreciation or depreciation of investments	1,843	1,273,451	2,078,994	1,709,830	6,282,800
Net increase (decrease) in net assets resulting from operations	3,122	1,234,621	3,032,074	2,210,005	12,227,386

Contract transactions
Contract purchase payments	20,902	529,381	376,311	433,376	1,605,357
Net transfers(1)	43,033	(533,515)	(624,092)	(1,373,859)	(1,595,430)
Transfers for policy loans	—	(32,822)	(17,627)	(8,427)	(224,849)
Policy charges	(1,571)	(150,339)	(334,105)	(201,232)	(1,690,938)
Contract terminations:
Surrender benefits	(76)	(250,829)	(626,686)	(609,771)	(2,776,013)
Death benefits	—	—	(286)	(13,750)	(167,977)
Increase (decrease) from contract transactions	62,288	(438,124)	(1,226,485)	(1,773,663)	(4,849,850)
Net assets at beginning of year	—	6,355,403	11,458,772	8,743,131	48,580,369
Net assets at end of year	$65,410	$7,151,900	$13,264,361	$9,179,473	$55,957,905

Accumulation unit activity
Units outstanding at beginning of year	—	9,080,673	6,632,538	6,776,729	17,119,452
Contract purchase payments	21,186	606,619	192,014	294,565	612,927
Net transfers(1)	44,835	(688,185)	(361,416)	(869,013)	(314,414)
Transfers for policy loans	—	(36,972)	(13,222)	(589)	(70,449)
Policy charges	(1,612)	(177,260)	(177,020)	(137,715)	(534,787)
Contract terminations:
Surrender benefits	—	(313,069)	(343,686)	(387,777)	(862,343)
Death benefits	—	—	(214)	(10,564)	(52,031)
Units outstanding at end of year	64,409	8,471,806	5,928,994	5,665,636	15,898,355

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

52	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl I(2)	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 1(2)
Operations
Investment income (loss) — net	$480,838	$4,288	$101,481	$97,213	$—
Net realized gain (loss) on sales of investments	554,976	9	(18,144)	121,408	1,953
Distributions from capital gains	1,783,577	9,415	470,861	334,725	—
Net change in unrealized appreciation or depreciation of investments	4,337,407	5,059	1,334,326	1,268,762	48,278
Net increase (decrease) in net assets resulting from operations	7,156,798	18,771	1,888,524	1,822,108	50,231

Contract transactions
Contract purchase payments	1,554,051	58,929	782,794	384,470	176,775
Net transfers(1)	(935,320)	292,586	(821,985)	2,186,850	535,120
Transfers for policy loans	(177,506)	—	(115,159)	904	—
Policy charges	(727,490)	(6,095)	(230,231)	(262,734)	(24,519)
Contract terminations:
Surrender benefits	(2,022,430)	(76)	(451,324)	(465,675)	(21)
Death benefits	(3,685)	—	—	(51,830)	—
Increase (decrease) from contract transactions	(2,312,380)	345,344	(835,905)	1,791,985	687,355
Net assets at beginning of year	27,978,279	—	11,273,845	7,311,000	—
Net assets at end of year	$32,822,697	$364,115	$12,326,464	$10,925,093	$737,586

Accumulation unit activity
Units outstanding at beginning of year	16,527,362	—	10,341,562	3,608,211	—
Contract purchase payments	799,080	54,619	611,728	170,112	167,698
Net transfers(1)	(350,811)	280,253	(709,378)	875,660	500,913
Transfers for policy loans	(85,866)	—	(92,035)	2,080	—
Policy charges	(381,700)	(5,754)	(184,247)	(116,957)	(22,600)
Contract terminations:
Surrender benefits	(1,064,619)	—	(392,913)	(202,535)	—
Death benefits	(2,021)	—	—	(28,198)	—
Units outstanding at end of year	15,441,425	329,118	9,574,717	4,308,373	646,011

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	53

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1(2)	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1(2)	Col VP Contrarian Core, Cl 2
Operations
Investment income (loss) — net	$(1,292,098)	$178	$754	$—	$—
Net realized gain (loss) on sales of investments	8,408,021	140	(2,466)	1,633	23,685
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	29,142,869	402	8,033	24,358	825,859
Net increase (decrease) in net assets resulting from operations	36,258,792	720	6,321	25,991	849,544

Contract transactions
Contract purchase payments	8,681,115	1,797	20,692	81,756	506,821
Net transfers(1)	(464,364)	8,561	(1,960)	208,217	12,584
Transfers for policy loans	(637,568)	—	(1,532)	—	(14,729)
Policy charges	(10,087,164)	(288)	(5,387)	(7,438)	(153,132)
Contract terminations:
Surrender benefits	(9,910,565)	(72)	(940)	(21)	(5,268)
Death benefits	(283,031)	—	—	—	—
Increase (decrease) from contract transactions	(12,701,577)	9,998	10,873	282,514	346,276
Net assets at beginning of year	169,991,214	—	80,745	—	2,451,740
Net assets at end of year	$193,548,429	$10,718	$97,939	$308,505	$3,647,560

Accumulation unit activity
Units outstanding at beginning of year	86,317,481	—	138,813	—	1,613,836
Contract purchase payments	4,063,774	1,772	34,048	75,195	283,090
Net transfers(1)	(479,023)	9,153	(3,686)	190,760	8,163
Transfers for policy loans	(308,854)	—	(2,549)	—	(8,365)
Policy charges	(4,726,757)	(296)	(8,853)	(6,679)	(85,858)
Contract terminations:
Surrender benefits	(4,458,451)	—	(1,558)	—	(3,016)
Death benefits	(136,797)	—	—	—	—
Units outstanding at end of year	80,271,373	10,629	156,215	259,276	1,807,850

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

54	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Disciplined Core, Cl 1(2)	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 1(2)
Operations
Investment income (loss) — net	$—	$—	$(2,092,050)	$—	$—
Net realized gain (loss) on sales of investments	197	44,833	19,621,629	(192)	100
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	15,849	358,737	43,335,581	1,031	17,770
Net increase (decrease) in net assets resulting from operations	16,046	403,570	60,865,160	839	17,870

Contract transactions
Contract purchase payments	116,043	271,728	10,904,204	9,126	52,145
Net transfers(1)	115,707	115,653	(7,446,892)	6,418	250,086
Transfers for policy loans	—	(1,562)	(2,474,298)	(33)	—
Policy charges	(11,680)	(61,528)	(14,786,033)	(1,896)	(8,605)
Contract terminations:
Surrender benefits	(20)	(16,385)	(16,073,484)	(117)	(20)
Death benefits	—	—	(400,856)	—	—
Increase (decrease) from contract transactions	220,050	307,906	(30,277,359)	13,498	293,606
Net assets at beginning of year	—	1,494,386	267,129,168	35,741	—
Net assets at end of year	$236,096	$2,205,862	$297,716,969	$50,078	$311,476

Accumulation unit activity
Units outstanding at beginning of year	—	748,239	130,718,210	39,904	—
Contract purchase payments	110,512	119,817	4,828,845	10,012	49,284
Net transfers(1)	112,158	54,288	(3,238,114)	7,108	238,053
Transfers for policy loans	—	(693)	(1,012,892)	(37)	—
Policy charges	(11,219)	(27,064)	(6,935,132)	(2,082)	(8,139)
Contract terminations:
Surrender benefits	—	(7,224)	(7,126,818)	(128)	—
Death benefits	—	—	(209,195)	—	—
Units outstanding at end of year	211,451	887,363	117,024,904	54,777	279,198

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	55

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1(2)	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1(2)
Operations
Investment income (loss) — net	$—	$(980,195)	$537	$25,307	$40
Net realized gain (loss) on sales of investments	39,105	7,406,099	(11)	(4,227)	75
Distributions from capital gains	—	—	—	—	15,199
Net change in unrealized appreciation or depreciation of investments	551,555	33,217,272	94	39,885	27,252
Net increase (decrease) in net assets resulting from operations	590,660	39,643,176	620	60,965	42,566

Contract transactions
Contract purchase payments	319,847	7,095,907	6,760	82,841	132,874
Net transfers(1)	325,933	(4,710,003)	18,899	(115,046)	229,986
Transfers for policy loans	(22,168)	(1,059,263)	—	538	—
Policy charges	(118,640)	(5,704,237)	(1,592)	(22,759)	(13,885)
Contract terminations:
Surrender benefits	(117,556)	(10,318,635)	(77)	(4,167)	(74)
Death benefits	—	(184,666)	—	—	—
Increase (decrease) from contract transactions	387,416	(14,880,897)	23,990	(58,593)	348,901
Net assets at beginning of year	2,290,054	175,841,857	—	532,240	—
Net assets at end of year	$3,268,130	$200,604,136	$24,610	$534,612	$391,467

Accumulation unit activity
Units outstanding at beginning of year	1,360,163	69,418,396	—	460,659	—
Contract purchase payments	167,064	2,489,678	6,368	65,905	124,001
Net transfers(1)	174,360	(1,600,268)	18,349	(92,674)	220,941
Transfers for policy loans	(11,350)	(372,119)	—	423	—
Policy charges	(61,823)	(1,943,256)	(1,525)	(18,185)	(13,081)
Contract terminations:
Surrender benefits	(59,931)	(3,560,008)	—	(3,306)	—
Death benefits	—	(60,521)	—	—	—
Units outstanding at end of year	1,568,483	64,371,902	23,192	412,822	331,861

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

56	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 1(2)
Operations
Investment income (loss) — net	$7,510	$(156,544)	$—	$(94,391)	$1,899
Net realized gain (loss) on sales of investments	(547)	509,705	(2,408)	(415,208)	—
Distributions from capital gains	651,615	5,629,507	—	—	24
Net change in unrealized appreciation or depreciation of investments	773,138	6,555,190	30,173	2,333,045	—
Net increase (decrease) in net assets resulting from operations	1,431,716	12,537,858	27,765	1,823,446	1,923

Contract transactions
Contract purchase payments	883,166	2,059,651	35,490	891,797	133,850
Net transfers(1)	(229,586)	(1,106,723)	(4,971)	974,762	57,644
Transfers for policy loans	(129,350)	(384,741)	2,115	(20,431)	—
Policy charges	(182,721)	(1,150,873)	(13,849)	(674,576)	(15,888)
Contract terminations:
Surrender benefits	(124,410)	(2,768,390)	(999)	(1,060,446)	(2,012)
Death benefits	—	(41,536)	—	(3,830)	—
Increase (decrease) from contract transactions	217,099	(3,392,612)	17,786	107,276	173,594
Net assets at beginning of year	4,432,317	42,023,943	254,126	17,710,162	—
Net assets at end of year	$6,081,132	$51,169,189	$299,677	$19,640,884	$175,517

Accumulation unit activity
Units outstanding at beginning of year	3,694,837	22,417,862	291,470	15,687,505	—
Contract purchase payments	641,782	942,583	38,261	741,192	130,381
Net transfers(1)	(161,006)	(187,019)	(5,640)	1,050,594	58,138
Transfers for policy loans	(90,729)	(149,984)	2,221	(17,702)	—
Policy charges	(132,536)	(505,227)	(14,907)	(537,942)	(15,695)
Contract terminations:
Surrender benefits	(90,680)	(1,391,463)	(1,063)	(912,811)	—
Death benefits	—	(15,616)	—	(2,527)	—
Units outstanding at end of year	3,861,668	21,111,136	310,342	16,008,309	172,824

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	57

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1(2)	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3
Operations
Investment income (loss) — net	$59,845	$452,605	$2,048	$88,498	$2,700,951
Net realized gain (loss) on sales of investments	—	213	—	(2,199)	(118,816)
Distributions from capital gains	1,647	15,339	—	—	—
Net change in unrealized appreciation or depreciation of investments	—	(214)	3,130	147,281	5,001,471
Net increase (decrease) in net assets resulting from operations	61,492	467,943	5,178	233,580	7,583,606

Contract transactions
Contract purchase payments	1,362,676	5,017,497	113,584	243,167	1,937,346
Net transfers(1)	(571,626)	3,208,922	119,115	185,852	(137,817)
Transfers for policy loans	(40,124)	1,427,023	—	(3,748)	(40,271)
Policy charges	(330,989)	(4,248,464)	(10,728)	(69,813)	(1,634,768)
Contract terminations:
Surrender benefits	(236,194)	(6,369,677)	(77)	(11,675)	(2,936,410)
Death benefits	—	(392,856)	—	—	(93,115)
Increase (decrease) from contract transactions	183,743	(1,357,555)	221,894	343,783	(2,905,035)
Net assets at beginning of year	3,583,314	38,547,271	—	1,333,540	48,252,014
Net assets at end of year	$3,828,549	$37,657,659	$227,072	$1,910,903	$52,930,585

Accumulation unit activity
Units outstanding at beginning of year	3,531,341	38,435,702	—	1,033,665	22,533,350
Contract purchase payments	1,328,535	4,978,261	107,173	171,097	820,829
Net transfers(1)	(555,626)	3,353,722	109,525	126,466	23,530
Transfers for policy loans	(39,153)	1,358,786	—	(2,611)	(2,425)
Policy charges	(323,323)	(4,196,962)	(10,090)	(49,212)	(670,094)
Contract terminations:
Surrender benefits	(229,706)	(6,335,484)	—	(8,224)	(1,367,977)
Death benefits	—	(365,009)	—	—	(34,589)
Units outstanding at end of year	3,712,068	37,229,016	206,608	1,271,181	21,302,624

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

58	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Inc Opp, Cl 1(2)	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1(2)	Col VP Inter Bond, Cl 2
Operations
Investment income (loss) — net	$2,623	$49,004	$835,711	$784	$36,575
Net realized gain (loss) on sales of investments	(4)	(2,468)	(320,236)	160	1,465
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,027	103,213	2,226,625	3,018	51,446
Net increase (decrease) in net assets resulting from operations	5,646	149,749	2,742,100	3,962	89,486

Contract transactions
Contract purchase payments	70,883	113,759	736,464	293,897	120,041
Net transfers(1)	49,084	88,581	717,460	101,379	399,184
Transfers for policy loans	—	3,347	(188,292)	(1,044)	(10,295)
Policy charges	(3,280)	(48,063)	(615,806)	(6,932)	(44,366)
Contract terminations:
Surrender benefits	(77)	(7,862)	(1,077,266)	(78)	(3,965)
Death benefits	—	—	(5,284)	—	—
Increase (decrease) from contract transactions	116,610	149,762	(432,724)	387,222	460,599
Net assets at beginning of year	—	887,730	17,907,158	—	816,508
Net assets at end of year	$122,256	$1,187,241	$20,216,534	$391,184	$1,366,593

Accumulation unit activity
Units outstanding at beginning of year	—	697,778	9,632,030	—	722,126
Contract purchase payments	67,560	81,454	357,546	276,662	100,618
Net transfers(1)	47,033	62,027	402,233	95,267	334,694
Transfers for policy loans	—	2,232	(79,742)	(974)	(8,526)
Policy charges	(3,091)	(34,345)	(292,718)	(6,497)	(37,060)
Contract terminations:
Surrender benefits	—	(5,524)	(547,499)	—	(3,259)
Death benefits	—	—	(2,522)	—	—
Units outstanding at end of year	111,502	803,622	9,469,328	364,458	1,108,593

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	59

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1(2)	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 1(2)
Operations
Investment income (loss) — net	$2,258,132	$—	$—	$(296,944)	$—
Net realized gain (loss) on sales of investments	2,969	149	58,498	3,648,660	583
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	4,915,921	35,926	903,818	14,026,979	115,237
Net increase (decrease) in net assets resulting from operations	7,177,022	36,075	962,316	17,378,695	115,820

Contract transactions
Contract purchase payments	3,829,911	55,495	465,965	1,820,645	392,138
Net transfers(1)	7,632,948	331,812	45,547	(2,221,355)	1,244,856
Transfers for policy loans	(304,285)	(995)	(21,435)	(502,240)	—
Policy charges	(3,826,553)	(14,689)	(128,911)	(1,493,264)	(57,076)
Contract terminations:
Surrender benefits	(6,587,904)	(20)	(23,079)	(3,694,813)	(20)
Death benefits	(31,166)	—	—	(204,613)	—
Increase (decrease) from contract transactions	712,951	371,603	338,087	(6,295,640)	1,579,898
Net assets at beginning of year	85,880,290	—	2,566,872	51,873,262	—
Net assets at end of year	$93,770,263	$407,678	$3,867,275	$62,956,317	$1,695,718

Accumulation unit activity
Units outstanding at beginning of year	56,411,617	—	1,270,306	21,072,422	—
Contract purchase payments	2,353,169	51,166	192,768	632,896	361,457
Net transfers(1)	4,974,776	303,908	21,069	(934,588)	1,135,612
Transfers for policy loans	(172,945)	(941)	(9,204)	(154,377)	—
Policy charges	(2,262,141)	(13,326)	(53,293)	(535,789)	(52,592)
Contract terminations:
Surrender benefits	(4,236,676)	—	(9,529)	(1,275,407)	—
Death benefits	(15,937)	—	—	(119,404)	—
Units outstanding at end of year	57,051,863	340,807	1,412,117	18,685,753	1,444,477

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

60	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 1(2)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 1(2)	Col VP Long Govt/Cr Bond, Cl 2
Operations
Investment income (loss) — net	$(519,538)	$1,006	$102,003	$358	$3,259
Net realized gain (loss) on sales of investments	5,092,057	47	25,051	38	1,506
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	23,331,393	1,522	272,334	498	17,554
Net increase (decrease) in net assets resulting from operations	27,903,912	2,575	399,388	894	22,319

Contract transactions
Contract purchase payments	4,959,781	7,991	629,249	8,219	20,156
Net transfers(1)	1,171,106	97,958	2,530,746	19,066	(23,163)
Transfers for policy loans	(381,703)	—	(13,053)	—	(137)
Policy charges	(2,406,743)	(1,917)	(255,703)	(2,178)	(5,050)
Contract terminations:
Surrender benefits	(6,574,821)	(77)	(570,806)	(81)	—
Death benefits	(90,063)	—	—	—	—
Increase (decrease) from contract transactions	(3,322,443)	103,955	2,320,433	25,026	(8,194)
Net assets at beginning of year	92,629,238	—	4,658,455	—	126,366
Net assets at end of year	$117,210,707	$106,530	$7,378,276	$25,920	$140,491

Accumulation unit activity
Units outstanding at beginning of year	36,452,657	—	4,748,113	—	111,817
Contract purchase payments	1,798,916	7,585	609,080	7,315	16,135
Net transfers(1)	318,773	94,648	2,493,402	16,771	(19,722)
Transfers for policy loans	(120,551)	—	(12,145)	—	(114)
Policy charges	(841,729)	(1,820)	(252,447)	(1,889)	(4,018)
Contract terminations:
Surrender benefits	(2,183,915)	—	(560,635)	—	—
Death benefits	(41,547)	—	—	—	—
Units outstanding at end of year	35,382,604	100,413	7,025,368	22,197	104,098

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	61

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Mid Cap Gro, Cl 1(2)	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 1(2)	Col VP Overseas Core, Cl 2
Operations
Investment income (loss) — net	$—	$—	$(88,538)	$304	$27,550
Net realized gain (loss) on sales of investments	74	59,293	1,040,590	(127)	(17,083)
Distributions from capital gains	—	—	—	285	224,604
Net change in unrealized appreciation or depreciation of investments	14,539	383,476	4,003,092	3,187	86,729
Net increase (decrease) in net assets resulting from operations	14,613	442,769	4,955,144	3,649	321,800

Contract transactions
Contract purchase payments	73,274	197,373	610,165	23,400	210,066
Net transfers(1)	159,302	(88,928)	(638,683)	55,487	25,985
Transfers for policy loans	—	(3,719)	(102,188)	—	856
Policy charges	(7,101)	(67,089)	(480,282)	(2,661)	(50,663)
Contract terminations:
Surrender benefits	(21)	(97,381)	(891,335)	(75)	(36,036)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	225,454	(59,744)	(1,502,323)	76,151	150,208
Net assets at beginning of year	—	1,310,571	14,820,451	—	1,209,038
Net assets at end of year	$240,067	$1,693,596	$18,273,272	$79,800	$1,681,046

Accumulation unit activity
Units outstanding at beginning of year	—	741,326	5,128,844	—	955,807
Contract purchase payments	66,060	91,848	174,719	21,860	146,854
Net transfers(1)	146,829	(44,394)	(176,684)	51,823	19,984
Transfers for policy loans	—	(1,769)	(30,114)	—	458
Policy charges	(6,468)	(31,261)	(138,450)	(2,548)	(35,291)
Contract terminations:
Surrender benefits	—	(45,228)	(282,991)	—	(25,890)
Death benefits	—	—	—	—	—
Units outstanding at end of year	206,421	710,522	4,675,324	71,135	1,061,922

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

62	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 1(2)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 1(2)
Operations
Investment income (loss) — net	$728,328	$—	$—	$(91,819)	$—
Net realized gain (loss) on sales of investments	1,280,223	7	48,458	707,116	303
Distributions from capital gains	8,438,295	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,391,835	8,298	335,106	3,218,308	5,968
Net increase (decrease) in net assets resulting from operations	12,838,681	8,305	383,564	3,833,605	6,271

Contract transactions
Contract purchase payments	2,880,641	10,705	288,173	467,749	8,394
Net transfers(1)	(1,986,526)	82,036	6,610	770,235	75,328
Transfers for policy loans	(33,704)	—	(66,430)	(208,289)	—
Policy charges	(3,172,367)	(2,864)	(60,090)	(348,979)	(5,926)
Contract terminations:
Surrender benefits	(3,544,606)	(20)	(41,662)	(1,119,342)	(20)
Death benefits	(17,273)	—	—	(1,329)	—
Increase (decrease) from contract transactions	(5,873,835)	89,857	126,601	(439,955)	77,776
Net assets at beginning of year	54,999,562	—	1,371,247	15,014,993	—
Net assets at end of year	$61,964,408	$98,162	$1,881,412	$18,408,643	$84,047

Accumulation unit activity
Units outstanding at beginning of year	44,069,213	—	697,175	5,821,321	—
Contract purchase payments	2,080,016	10,161	129,102	161,346	7,907
Net transfers(1)	(1,442,426)	79,972	4,931	246,274	72,537
Transfers for policy loans	(13,467)	—	(29,200)	(62,564)	—
Policy charges	(2,381,956)	(2,751)	(26,860)	(119,024)	(5,635)
Contract terminations:
Surrender benefits	(2,554,265)	—	(18,534)	(395,486)	—
Death benefits	(14,362)	—	—	(539)	—
Units outstanding at end of year	39,742,753	87,382	756,614	5,651,328	74,809

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	63

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1(2)	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$—	$(74,124)	$—	$—	$(81,686)
Net realized gain (loss) on sales of investments	24,825	601,636	(18)	5,034	690,182
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	520,854	3,218,740	4,110	168,719	1,793,727
Net increase (decrease) in net assets resulting from operations	545,679	3,746,252	4,092	173,753	2,402,223

Contract transactions
Contract purchase payments	290,340	663,294	26,658	170,092	559,259
Net transfers(1)	93,184	(482,947)	65,495	15,052	(387,819)
Transfers for policy loans	8,836	29,523	—	(1,431)	(100,830)
Policy charges	(86,459)	(289,391)	(3,435)	(44,740)	(431,236)
Contract terminations:
Surrender benefits	(26,582)	(628,148)	(19)	(17,329)	(914,698)
Death benefits	—	(7,366)	—	—	(38,304)
Increase (decrease) from contract transactions	279,319	(715,035)	88,699	121,644	(1,313,628)
Net assets at beginning of year	1,644,892	12,349,472	—	953,304	14,493,786
Net assets at end of year	$2,469,890	$15,380,689	$92,791	$1,248,701	$15,582,381

Accumulation unit activity
Units outstanding at beginning of year	942,048	5,112,784	—	526,855	4,964,570
Contract purchase payments	140,406	228,769	27,486	84,216	171,365
Net transfers(1)	46,221	(186,720)	67,902	7,888	(106,238)
Transfers for policy loans	3,771	18,428	—	(747)	(30,236)
Policy charges	(41,691)	(101,737)	(3,560)	(22,088)	(130,202)
Contract terminations:
Surrender benefits	(12,976)	(208,460)	—	(8,511)	(294,607)
Death benefits	—	(3,203)	—	—	(13,401)
Units outstanding at end of year	1,077,779	4,859,861	91,828	587,613	4,561,251

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

64	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Strategic Inc, Cl 1(2)	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 1(2)	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 1(2)
Operations
Investment income (loss) — net	$6,148	$65,317	$—	$—	$44
Net realized gain (loss) on sales of investments	2	(4,426)	492	7,124	1
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	4,137	108,335	7,995	195,226	115
Net increase (decrease) in net assets resulting from operations	10,287	169,226	8,487	202,350	160

Contract transactions
Contract purchase payments	95,631	220,351	37,174	143,501	7,256
Net transfers(1)	338,582	604,917	68,800	149,992	10,272
Transfers for policy loans	—	97	—	765	—
Policy charges	(12,830)	(138,021)	(3,827)	(36,562)	(425)
Contract terminations:
Surrender benefits	(77)	(11,710)	(19)	(14,336)	(79)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	421,306	675,634	102,128	243,360	17,024
Net assets at beginning of year	—	1,455,260	—	753,122	—
Net assets at end of year	$431,593	$2,300,120	$110,615	$1,198,832	$17,184

Accumulation unit activity
Units outstanding at beginning of year	—	1,207,751	—	494,605	—
Contract purchase payments	91,124	172,159	38,738	82,841	6,831
Net transfers(1)	324,758	468,880	71,893	92,466	9,831
Transfers for policy loans	—	75	—	413	—
Policy charges	(12,214)	(107,579)	(3,960)	(21,091)	(405)
Contract terminations:
Surrender benefits	—	(9,331)	—	(8,202)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	403,668	1,731,955	106,671	641,032	16,257

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	65

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 1(2)	CTIVP AC Div Bond, Cl 2
Operations
Investment income (loss) — net	$6,267	$440,398	$18,657	$176	$12,871
Net realized gain (loss) on sales of investments	138	45,527	(470,719)	33	(230)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	9,284	720,569	755,190	277	6,615
Net increase (decrease) in net assets resulting from operations	15,689	1,206,494	303,128	486	19,256

Contract transactions
Contract purchase payments	32,931	1,097,697	273,394	38,280	30,274
Net transfers(1)	169,740	821,903	55,037	44,573	26,005
Transfers for policy loans	2,130	13,655	10,891	—	44
Policy charges	(13,895)	(1,138,753)	(150,821)	(3,717)	(9,933)
Contract terminations:
Surrender benefits	(2,676)	(1,394,826)	(247,847)	(81)	1
Death benefits	—	(20,031)	—	—	—
Increase (decrease) from contract transactions	188,230	(620,355)	(59,346)	79,055	46,391
Net assets at beginning of year	209,573	20,212,486	5,065,346	—	205,729
Net assets at end of year	$413,492	$20,798,625	$5,309,128	$79,541	$271,376

Accumulation unit activity
Units outstanding at beginning of year	185,830	16,362,699	8,774,108	—	186,305
Contract purchase payments	28,255	840,882	465,367	35,933	25,809
Net transfers(1)	142,498	675,186	(57,109)	41,693	20,952
Transfers for policy loans	1,782	8,103	15,906	—	41
Policy charges	(11,840)	(862,707)	(253,059)	(3,503)	(8,470)
Contract terminations:
Surrender benefits	(2,250)	(1,088,848)	(412,187)	—	1
Death benefits	—	(13,666)	—	—	—
Units outstanding at end of year	344,275	15,921,649	8,533,026	74,123	224,638

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

66	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	CTIVP AQR Intl Core Eq, Cl 1(2)	CTIVP AQR Intl Core Eq, Cl 2	CTIVP AQR Man Fut Strategy, Cl 1(2)	CTIVP AQR Man Fut Strategy, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 1(2)
Operations
Investment income (loss) — net	$706	$14,042	$—	$—	$35
Net realized gain (loss) on sales of investments	(3)	(2,148)	107	(3,944)	1
Distributions from capital gains	318	8,391	—	—	—
Net change in unrealized appreciation or depreciation of investments	4,925	70,560	(270)	4,899	(46)
Net increase (decrease) in net assets resulting from operations	5,946	90,845	(163)	955	(10)

Contract transactions
Contract purchase payments	22,175	92,439	2,647	49,089	1,655
Net transfers(1)	113,905	(41,153)	14,815	8,540	7,331
Transfers for policy loans	—	(171)	—	(5,353)	—
Policy charges	(1,651)	(15,127)	(382)	(11,485)	(80)
Contract terminations:
Surrender benefits	(75)	(5,615)	(78)	(3,458)	(81)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	134,354	30,373	17,002	37,333	8,825
Net assets at beginning of year	—	471,090	—	333,089	—
Net assets at end of year	$140,300	$592,308	$16,839	$371,377	$8,815

Accumulation unit activity
Units outstanding at beginning of year	—	388,932	—	340,411	—
Contract purchase payments	21,794	69,534	2,509	49,492	1,481
Net transfers(1)	109,018	(29,521)	14,278	8,416	6,915
Transfers for policy loans	—	(239)	—	(5,309)	—
Policy charges	(1,596)	(11,375)	(369)	(11,558)	(76)
Contract terminations:
Surrender benefits	—	(4,329)	—	(3,513)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	129,216	413,002	16,418	377,939	8,320

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	67

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 1(2)	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 1(2)
Operations
Investment income (loss) — net	$17,674	$280,695	$827	$34,950	$904
Net realized gain (loss) on sales of investments	421	(238,216)	205	(431)	(106)
Distributions from capital gains	—	—	—	—	358
Net change in unrealized appreciation or depreciation of investments	21,636	705,175	4,494	421,999	4,391
Net increase (decrease) in net assets resulting from operations	39,731	747,654	5,526	456,518	5,547

Contract transactions
Contract purchase payments	78,080	464,980	69,388	363,539	21,873
Net transfers(1)	54,056	142,607	164,297	303,381	80,850
Transfers for policy loans	(21,976)	(209,433)	—	(4,234)	—
Policy charges	(19,737)	(285,646)	(16,700)	(87,302)	(3,707)
Contract terminations:
Surrender benefits	(1,995)	(699,487)	(79)	(50,921)	(72)
Death benefits	—	(6,111)	—	—	—
Increase (decrease) from contract transactions	88,428	(593,090)	216,906	524,463	98,944
Net assets at beginning of year	495,533	10,626,909	—	1,666,722	—
Net assets at end of year	$623,692	$10,781,473	$222,432	$2,647,703	$104,491

Accumulation unit activity
Units outstanding at beginning of year	440,712	7,886,126	—	1,266,499	—
Contract purchase payments	65,387	329,031	64,895	234,693	22,039
Net transfers(1)	45,643	126,879	150,413	185,371	81,333
Transfers for policy loans	(18,087)	(145,758)	—	(3,617)	—
Policy charges	(16,592)	(200,925)	(15,368)	(55,822)	(3,707)
Contract terminations:
Surrender benefits	(1,688)	(493,803)	—	(32,446)	—
Death benefits	—	(4,134)	—	—	—
Units outstanding at end of year	515,375	7,497,416	199,940	1,594,678	99,665

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

68	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	CTIVP DFA Intl Val, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 1(2)	CTIVP Lazard Intl Eq Adv, Cl 2	CTIVP Loomis Sayles Gro, Cl 1(2)	CTIVP Loomis Sayles Gro, Cl 2
Operations
Investment income (loss) — net	$50,625	$2,156	$54,575	$—	$—
Net realized gain (loss) on sales of investments	(9,046)	48	(12,047)	2	26,600
Distributions from capital gains	42,034	346	10,190	—	—
Net change in unrealized appreciation or depreciation of investments	93,682	14,400	261,976	14,841	328,177
Net increase (decrease) in net assets resulting from operations	177,295	16,950	314,694	14,843	354,777

Contract transactions
Contract purchase payments	250,085	72,297	382,746	54,206	280,593
Net transfers(1)	(13,630)	197,778	113,845	121,069	69,464
Transfers for policy loans	11,778	—	2,357	—	(2,764)
Policy charges	(32,766)	(7,152)	(59,232)	(8,050)	(61,215)
Contract terminations:
Surrender benefits	(13,071)	(74)	(80,603)	(21)	(6,216)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	202,396	262,849	359,113	167,204	279,862
Net assets at beginning of year	1,221,247	—	1,739,756	—	1,022,510
Net assets at end of year	$1,600,938	$279,799	$2,413,563	$182,047	$1,657,149

Accumulation unit activity
Units outstanding at beginning of year	967,674	—	1,633,687	—	468,733
Contract purchase payments	185,283	70,794	330,155	50,101	108,818
Net transfers(1)	(7,944)	198,038	98,999	112,304	27,474
Transfers for policy loans	9,641	—	1,825	—	(1,054)
Policy charges	(24,227)	(7,088)	(50,927)	(7,309)	(23,648)
Contract terminations:
Surrender benefits	(9,779)	—	(69,673)	—	(2,332)
Death benefits	—	—	—	—	—
Units outstanding at end of year	1,120,648	261,744	1,944,066	155,096	577,991

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	69

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	CTIVP LA Capital Lg Cap Gro, Cl 1(2)	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Val, Cl 1(2)	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 1(2)
Operations
Investment income (loss) — net	$—	$—	$—	$—	$—
Net realized gain (loss) on sales of investments	58	11,304	2,065	15,936	100
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,844	93,071	37,996	656,751	5,260
Net increase (decrease) in net assets resulting from operations	3,902	104,375	40,061	672,687	5,360

Contract transactions
Contract purchase payments	5,239	77,200	117,539	477,763	126,260
Net transfers(1)	38,694	(3,418)	422,006	458,105	225,622
Transfers for policy loans	—	(202)	—	(12,504)	—
Policy charges	(2,545)	(14,711)	(18,395)	(95,719)	(21,208)
Contract terminations:
Surrender benefits	(22)	(3,208)	(21)	(18,611)	(22)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	41,366	55,661	521,129	809,034	330,652
Net assets at beginning of year	—	300,377	—	2,013,964	—
Net assets at end of year	$45,268	$460,413	$561,190	$3,495,685	$336,012

Accumulation unit activity
Units outstanding at beginning of year	—	149,663	—	1,101,770	—
Contract purchase payments	4,728	32,876	108,074	223,001	115,747
Net transfers(1)	35,838	(1,417)	392,946	211,075	205,340
Transfers for policy loans	—	(63)	—	(5,909)	—
Policy charges	(2,313)	(6,214)	(16,995)	(44,840)	(19,457)
Contract terminations:
Surrender benefits	—	(1,426)	—	(8,493)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	38,253	173,419	484,025	1,476,604	301,630

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See	accompanying notes to financial statements.

70	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 1(2)	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1(2)	CTIVP TCW Core Plus Bond, Cl 2
Operations
Investment income (loss) — net	$—	$—	$—	$416	$1,897
Net realized gain (loss) on sales of investments	41,553	359	13,727	93	412
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	237,433	20,872	185,237	553	3,525
Net increase (decrease) in net assets resulting from operations	278,986	21,231	198,964	1,062	5,834

Contract transactions
Contract purchase payments	159,208	103,364	140,783	10,843	15,008
Net transfers(1)	432,212	176,147	79,374	126,459	83,471
Transfers for policy loans	(60,513)	(987)	(1,147)	—	(1,408)
Policy charges	(29,799)	(10,977)	(39,073)	(1,668)	(4,624)
Contract terminations:
Surrender benefits	(15,172)	(20)	(12,387)	(78)	(421)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	485,936	267,527	167,550	135,556	92,026
Net assets at beginning of year	1,026,174	—	664,049	—	71,729
Net assets at end of year	$1,791,096	$288,758	$1,030,563	$136,618	$169,589

Accumulation unit activity
Units outstanding at beginning of year	490,768	—	424,325	—	66,611
Contract purchase payments	62,260	97,854	79,058	10,177	13,300
Net transfers(1)	163,822	165,910	47,701	118,534	70,825
Transfers for policy loans	(23,585)	(965)	(604)	—	(1,221)
Policy charges	(11,734)	(10,204)	(21,787)	(1,572)	(4,086)
Contract terminations:
Surrender benefits	(6,336)	—	(6,972)	—	(386)
Death benefits	—	—	—	—	—
Units outstanding at end of year	675,195	252,595	521,721	127,139	145,043

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	71

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	CTIVP Vty Sycamore Estb Val, Cl 1(2)	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 1(2)	CTIVP WF Short Duration Govt, Cl 2
Operations
Investment income (loss) — net	$—	$—	$(122,417)	$317	$1,178
Net realized gain (loss) on sales of investments	93	43,433	651,725	20	276
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	22,343	889,622	4,838,032	265	3,197
Net increase (decrease) in net assets resulting from operations	22,436	933,055	5,367,340	602	4,651

Contract transactions
Contract purchase payments	110,546	697,774	829,649	34,831	16,014
Net transfers(1)	217,924	417,688	1,786,205	87,159	(3,116)
Transfers for policy loans	—	(119,283)	(165,549)	—	196
Policy charges	(19,301)	(143,852)	(393,749)	(10,306)	(5,698)
Contract terminations:
Surrender benefits	(20)	(65,668)	(1,338,173)	(76)	—
Death benefits	—	—	(1,210)	—	—
Increase (decrease) from contract transactions	309,149	786,659	717,173	111,608	7,396
Net assets at beginning of year	—	3,022,761	19,277,327	—	135,464
Net assets at end of year	$331,585	$4,742,475	$25,361,840	$112,210	$147,511

Accumulation unit activity
Units outstanding at beginning of year	—	1,528,201	6,879,034	—	131,848
Contract purchase payments	103,380	302,987	256,242	34,283	15,291
Net transfers(1)	208,354	184,435	586,983	84,655	(2,929)
Transfers for policy loans	—	(49,670)	(42,840)	—	169
Policy charges	(18,168)	(62,319)	(125,552)	(10,059)	(5,439)
Contract terminations:
Surrender benefits	—	(28,232)	(442,011)	—	—
Death benefits	—	—	(337)	—	—
Units outstanding at end of year	293,566	1,875,402	7,111,519	108,879	138,940

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

72	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	CTIVP Westfield Mid Cap Gro, Cl 1(2)	CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP Wm Blair Intl Leaders, Cl 1(2)	CTIVP Wm Blair Intl Leaders, Cl 2	DWS Alt Asset Alloc VIP, Cl A(2)
Operations
Investment income (loss) — net	$—	$—	$923	$27,429	$3
Net realized gain (loss) on sales of investments	90	15,689	(194)	(46,079)	13
Distributions from capital gains	—	—	5,050	100,095	—
Net change in unrealized appreciation or depreciation of investments	7,951	406,062	16,603	612,934	693
Net increase (decrease) in net assets resulting from operations	8,041	421,751	22,382	694,379	709

Contract transactions
Contract purchase payments	28,275	156,336	52,702	480,927	1,150
Net transfers(1)	61,063	61,336	180,092	(313,289)	20,415
Transfers for policy loans	—	(12,548)	(966)	20,880	—
Policy charges	(3,612)	(40,890)	(11,582)	(119,008)	(591)
Contract terminations:
Surrender benefits	(21)	(10,925)	(74)	(40,057)	(78)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	85,705	153,309	220,172	29,453	20,896
Net assets at beginning of year	—	966,213	—	2,615,348	—
Net assets at end of year	$93,746	$1,541,273	$242,554	$3,339,180	$21,605

Accumulation unit activity
Units outstanding at beginning of year	—	573,260	—	2,162,455	—
Contract purchase payments	25,916	74,381	50,501	349,120	1,022
Net transfers(1)	55,006	28,065	173,084	(226,563)	19,719
Transfers for policy loans	—	(6,012)	(952)	13,822	—
Policy charges	(3,227)	(19,539)	(10,964)	(86,847)	(565)
Contract terminations:
Surrender benefits	—	(5,260)	—	(26,982)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	77,695	644,895	211,669	2,185,005	20,176

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See	accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	73

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Init Cl(2)	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl
Operations
Investment income (loss) — net	$45,904	$893,199	$2,544	$(259,281)	$1,433,206
Net realized gain (loss) on sales of investments	(4,295)	(141,404)	434	1,457,392	1,380,277
Distributions from capital gains	—	—	—	11,186,437	4,167,364
Net change in unrealized appreciation or depreciation of investments	156,842	769,698	62,476	13,091,069	5,364,052
Net increase (decrease) in net assets resulting from operations	198,451	1,521,493	65,454	25,475,617	12,344,899

Contract transactions
Contract purchase payments	140,076	741,485	227,366	4,333,871	1,232,747
Net transfers(1)	175,124	(5,443,772)	534,471	(4,570,427)	(1,988,208)
Transfers for policy loans	(10,092)	(187,948)	—	(532,387)	(133,297)
Policy charges	(31,470)	(576,202)	(32,157)	(2,289,795)	(1,461,622)
Contract terminations:
Surrender benefits	(46,353)	(1,759,182)	(128)	(4,737,276)	(2,827,125)
Death benefits	—	—	—	(75,667)	(54,628)
Increase (decrease) from contract transactions	227,285	(7,225,619)	729,552	(7,871,681)	(5,232,133)
Net assets at beginning of year	1,367,848	25,442,366	—	85,803,726	44,317,228
Net assets at end of year	$1,793,584	$19,738,240	$795,006	$103,407,662	$51,429,994

Accumulation unit activity
Units outstanding at beginning of year	1,457,599	16,691,829	—	36,231,834	15,576,864
Contract purchase payments	131,244	466,318	210,282	1,701,312	378,363
Net transfers(1)	171,243	(3,411,069)	500,373	(1,808,632)	(631,779)
Transfers for policy loans	(10,090)	(116,316)	—	(192,401)	(42,155)
Policy charges	(30,255)	(371,131)	(29,491)	(856,545)	(464,513)
Contract terminations:
Surrender benefits	(45,918)	(1,143,564)	—	(1,657,449)	(853,046)
Death benefits	—	—	—	(36,173)	(14,569)
Units outstanding at end of year	1,673,823	12,116,067	681,164	33,381,946	13,949,165

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

74	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Init Cl(2)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl
Operations
Investment income (loss) — net	$952,399	$3,953	$188,841	$203,860	$187,523
Net realized gain (loss) on sales of investments	188,136	1,146	183,684	(753,208)	395,773
Distributions from capital gains	2,717,815	—	10,234,119	8,448,960	629,948
Net change in unrealized appreciation or depreciation of investments	4,158,986	32,113	7,925,843	7,285,965	2,924,566
Net increase (decrease) in net assets resulting from operations	8,017,336	37,212	18,532,487	15,185,577	4,137,810

Contract transactions
Contract purchase payments	1,261,493	104,798	2,444,334	3,849,805	619,011
Net transfers(1)	(1,108,468)	502,265	(4,820,678)	(2,549,948)	(259,539)
Transfers for policy loans	(220,543)	—	(382,242)	(554,420)	18,303
Policy charges	(774,149)	(17,568)	(2,903,359)	(1,822,144)	(585,622)
Contract terminations:
Surrender benefits	(1,552,264)	(123)	(5,005,292)	(3,835,973)	(1,183,511)
Death benefits	—	—	(150,204)	(12,445)	(4,211)
Increase (decrease) from contract transactions	(2,393,931)	589,372	(10,817,441)	(4,925,125)	(1,395,569)
Net assets at beginning of year	28,518,218	—	85,378,214	68,599,578	15,918,717
Net assets at end of year	$34,141,623	$626,584	$93,093,260	$78,860,030	$18,660,958

Accumulation unit activity
Units outstanding at beginning of year	16,624,089	—	25,731,280	41,372,189	8,964,017
Contract purchase payments	638,389	104,372	644,670	2,018,931	305,715
Net transfers(1)	(519,549)	500,041	(1,250,026)	(943,429)	(113,764)
Transfers for policy loans	(109,686)	—	(110,984)	(281,010)	13,603
Policy charges	(389,554)	(17,443)	(742,743)	(964,974)	(302,956)
Contract terminations:
Surrender benefits	(782,293)	—	(1,314,748)	(2,050,765)	(601,397)
Death benefits	—	—	(38,954)	(6,982)	(3,006)
Units outstanding at end of year	15,461,396	586,970	22,918,495	39,143,960	8,262,212

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	75

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Init Cl(2)	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 1(2)
Operations
Investment income (loss) — net	$167,538	$5,786	$47,597	$957,631	$919
Net realized gain (loss) on sales of investments	108,492	127	2,079	327,766	(23)
Distributions from capital gains	537,135	1,277	11,269	923,883	264
Net change in unrealized appreciation or depreciation of investments	2,727,565	(3,753)	71,381	6,381,355	1,915
Net increase (decrease) in net assets resulting from operations	3,540,730	3,437	132,326	8,590,635	3,075

Contract transactions
Contract purchase payments	708,595	22,785	350,021	1,943,983	28,546
Net transfers(1)	(116,720)	166,019	131,539	(720,808)	57,029
Transfers for policy loans	51,019	—	(130,856)	(267,380)	—
Policy charges	(346,788)	(4,663)	(61,534)	(1,346,719)	(3,859)
Contract terminations:
Surrender benefits	(801,281)	(77)	(14,117)	(2,302,373)	(75)
Death benefits	—	—	—	(80,856)	—
Increase (decrease) from contract transactions	(505,175)	184,064	275,053	(2,774,153)	81,641
Net assets at beginning of year	13,326,579	—	1,163,810	40,249,224	—
Net assets at end of year	$16,362,134	$187,501	$1,571,189	$46,065,706	$84,716

Accumulation unit activity
Units outstanding at beginning of year	9,946,593	—	1,004,392	19,285,200	—
Contract purchase payments	464,746	21,758	282,932	825,988	27,508
Net transfers(1)	(16,708)	158,848	102,868	(148,464)	54,849
Transfers for policy loans	32,814	—	(103,640)	(116,913)	—
Policy charges	(226,427)	(4,444)	(49,686)	(540,941)	(3,724)
Contract terminations:
Surrender benefits	(522,303)	—	(11,493)	(955,306)	—
Death benefits	—	—	—	(30,360)	—
Units outstanding at end of year	9,678,715	176,162	1,225,373	18,319,204	78,633

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

76	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Frank Inc, Cl 2	Frank Mutual Shares, Cl 1(2)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 1(2)	Frank Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$294,487	$224	$252,373	$953	$212,388
Net realized gain (loss) on sales of investments	688	(7)	(86,675)	(549)	(660,569)
Distributions from capital gains	97,592	1,037	1,787,057	11,969	6,141,344
Net change in unrealized appreciation or depreciation of investments	451,257	(188)	1,653,914	11,440	2,620,052
Net increase (decrease) in net assets resulting from operations	844,024	1,066	3,606,669	23,813	8,313,215

Contract transactions
Contract purchase payments	365,370	370	907,384	134,857	1,678,297
Net transfers(1)	1,657,469	13,270	(731,199)	178,347	(246,685)
Transfers for policy loans	(87,757)	—	(58,302)	—	(212,977)
Policy charges	(160,566)	(311)	(530,740)	(17,268)	(1,025,544)
Contract terminations:
Surrender benefits	(196,793)	(75)	(912,769)	(71)	(2,082,931)
Death benefits	—	—	—	—	(2,522)
Increase (decrease) from contract transactions	1,577,723	13,254	(1,325,626)	295,865	(1,892,362)
Net assets at beginning of year	4,896,278	—	16,907,749	—	33,119,745
Net assets at end of year	$7,318,025	$14,320	$19,188,792	$319,678	$39,540,598

Accumulation unit activity
Units outstanding at beginning of year	4,571,720	—	8,268,925	—	11,878,246
Contract purchase payments	298,135	278	413,313	131,537	597,177
Net transfers(1)	1,422,838	12,896	(315,288)	176,665	43,271
Transfers for policy loans	(75,402)	—	(30,654)	—	(66,871)
Policy charges	(135,490)	(294)	(235,816)	(17,055)	(317,726)
Contract terminations:
Surrender benefits	(173,023)	—	(386,098)	—	(671,697)
Death benefits	—	—	—	—	(543)
Units outstanding at end of year	5,908,778	12,880	7,714,382	291,147	11,461,857

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	77

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco Opp VI Global, Ser I(2)
Operations
Investment income (loss) — net	$216,931	$25,998	$(5,711)	$351,754	$576
Net realized gain (loss) on sales of investments	(44,476)	(5,169)	(46,468)	576,323	(1,221)
Distributions from capital gains	2,986,940	—	135,718	1,751,250	9,099
Net change in unrealized appreciation or depreciation of investments	18,148,125	70,423	1,249,984	7,880,060	7,168
Net increase (decrease) in net assets resulting from operations	21,307,520	91,252	1,333,523	10,559,387	15,622

Contract transactions
Contract purchase payments	2,791,682	78,245	184,808	1,390,129	34,933
Net transfers(1)	(3,876,438)	6,370	38,010	(2,186,978)	135,687
Transfers for policy loans	(495,377)	(5,506)	(81,129)	(238,028)	—
Policy charges	(2,410,307)	(21,153)	(186,170)	(1,211,525)	(6,834)
Contract terminations:
Surrender benefits	(4,455,738)	(15,731)	(300,349)	(2,889,672)	(174)
Death benefits	(38,648)	—	—	(63,636)	—
Increase (decrease) from contract transactions	(8,484,826)	42,225	(344,830)	(5,199,710)	163,612
Net assets at beginning of year	72,093,103	1,109,274	5,660,108	44,897,344	—
Net assets at end of year	$84,915,797	$1,242,751	$6,648,801	$50,257,021	$179,234

Accumulation unit activity
Units outstanding at beginning of year	26,053,373	1,249,566	1,665,132	16,023,548	—
Contract purchase payments	861,007	83,261	47,228	430,730	32,865
Net transfers(1)	(1,101,496)	6,013	2,188	(721,042)	128,799
Transfers for policy loans	(167,817)	(5,755)	(20,397)	(73,232)	—
Policy charges	(702,337)	(22,477)	(48,616)	(384,832)	(6,378)
Contract terminations:
Surrender benefits	(1,398,031)	(17,072)	(79,650)	(969,097)	—
Death benefits	(8,925)	—	—	(16,606)	—
Units outstanding at end of year	23,535,774	1,293,536	1,565,885	14,289,469	155,286

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

78	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Invesco Opp VI Global, Ser II	Inves Opp VI Gbl Strat Inc, Ser I(2)	Inves Opp VI Gbl Strat Inc, Ser II	Inves Opp VI Mn St Sm Cap, Ser I(2)	Inves Opp VI Mn St Sm Cap, Ser II
Operations
Investment income (loss) — net	$35,977	$285	$1,086,012	$172	$(99,861)
Net realized gain (loss) on sales of investments	84,132	—	(328,354)	(699)	(228,038)
Distributions from capital gains	3,302,826	—	—	7,940	2,200,070
Net change in unrealized appreciation or depreciation of investments	2,592,020	477	2,832,484	14,378	3,312,648
Net increase (decrease) in net assets resulting from operations	6,014,955	762	3,590,142	21,791	5,184,819

Contract transactions
Contract purchase payments	1,065,936	8,089	1,473,575	45,651	1,219,779
Net transfers(1)	(1,182,004)	16,182	(273,752)	221,015	(806,236)
Transfers for policy loans	(272,199)	—	(344,395)	—	(261,589)
Policy charges	(477,138)	(1,337)	(1,219,728)	(8,707)	(505,694)
Contract terminations:
Surrender benefits	(1,487,482)	(76)	(2,017,269)	(96)	(963,372)
Death benefits	(32,254)	—	(5,088)	—	—
Increase (decrease) from contract transactions	(2,385,141)	22,858	(2,386,657)	257,863	(1,317,112)
Net assets at beginning of year	20,339,982	—	36,997,020	—	20,534,027
Net assets at end of year	$23,969,796	$23,620	$38,200,505	$279,654	$24,401,734

Accumulation unit activity
Units outstanding at beginning of year	8,951,747	—	25,781,703	—	8,092,935
Contract purchase payments	423,534	7,759	975,975	45,918	478,340
Net transfers(1)	(420,138)	15,806	(158,626)	222,709	(251,576)
Transfers for policy loans	(107,984)	—	(229,928)	—	(96,311)
Policy charges	(184,723)	(1,288)	(795,771)	(8,724)	(182,196)
Contract terminations:
Surrender benefits	(507,273)	—	(1,318,794)	—	(327,515)
Death benefits	(13,803)	—	(3,258)	—	—
Units outstanding at end of year	8,141,360	22,277	24,251,301	259,903	7,713,677

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	79

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I(2)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II
Operations
Investment income (loss) — net	$(68,536)	$(51,713)	$—	$(29,697)	$93,161
Net realized gain (loss) on sales of investments	395,331	276,085	5	(76,369)	24,032
Distributions from capital gains	1,772,084	1,689,385	—	—	1,035,108
Net change in unrealized appreciation or depreciation of investments	1,617,174	1,610,725	2,087	945,138	582,737
Net increase (decrease) in net assets resulting from operations	3,716,053	3,524,482	2,092	839,072	1,735,038

Contract transactions
Contract purchase payments	344,740	458,776	1,573	405,419	296,558
Net transfers(1)	(173,801)	(833,664)	63,564	525,367	(603,442)
Transfers for policy loans	(37,649)	(204,397)	—	2,526	(117,152)
Policy charges	(356,283)	(289,897)	(888)	(177,299)	(186,233)
Contract terminations:
Surrender benefits	(529,325)	(827,527)	(78)	(306,550)	(280,226)
Death benefits	(16)	—	—	(1,268)	(1,188)
Increase (decrease) from contract transactions	(752,334)	(1,696,709)	64,171	448,195	(891,683)
Net assets at beginning of year	10,569,351	10,436,744	—	5,739,176	7,509,436
Net assets at end of year	$13,533,070	$12,264,517	$66,263	$7,026,443	$8,352,791

Accumulation unit activity
Units outstanding at beginning of year	5,616,448	5,533,018	—	5,305,952	3,320,766
Contract purchase payments	151,852	204,144	1,416	338,539	121,673
Net transfers(1)	(74,688)	(373,707)	60,837	440,676	(255,005)
Transfers for policy loans	(16,270)	(90,503)	—	889	(37,787)
Policy charges	(158,234)	(128,626)	(849)	(150,069)	(76,125)
Contract terminations:
Surrender benefits	(233,920)	(361,483)	—	(263,949)	(106,251)
Death benefits	(8)	—	—	(1,176)	(671)
Units outstanding at end of year	5,285,180	4,782,843	61,404	5,670,862	2,966,600

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

80	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I	Invesco VI Tech, Ser I
Operations
Investment income (loss) — net	$230,260	$448,355	$168,979	$(59,564)	$(53,854)
Net realized gain (loss) on sales of investments	2,104,957	318,478	490,424	148,350	387,204
Distributions from capital gains	11,283,945	1,011,009	1,439,430	1,698,849	909,204
Net change in unrealized appreciation or depreciation of investments	10,365,308	2,336,039	3,261,457	1,423,037	1,922,728
Net increase (decrease) in net assets resulting from operations	23,984,470	4,113,881	5,360,290	3,210,672	3,165,282

Contract transactions
Contract purchase payments	3,818,124	635,074	803,038	391,210	366,672
Net transfers(1)	(2,555,839)	(543,579)	(592,110)	(540,902)	(395,297)
Transfers for policy loans	(285,870)	(136,037)	(176,931)	(41,596)	(146,896)
Policy charges	(4,959,258)	(390,859)	(452,252)	(316,676)	(274,583)
Contract terminations:
Surrender benefits	(5,751,151)	(786,613)	(1,266,703)	(615,734)	(519,225)
Death benefits	(68,127)	(3,979)	(440)	(623)	—
Increase (decrease) from contract transactions	(9,802,121)	(1,225,993)	(1,685,398)	(1,124,321)	(969,329)
Net assets at beginning of year	88,948,533	17,408,219	20,029,434	9,805,549	9,308,754
Net assets at end of year	$103,130,882	$20,296,107	$23,704,326	$11,891,900	$11,504,707

Accumulation unit activity
Units outstanding at beginning of year	32,738,608	9,647,120	12,623,610	5,891,662	3,088,971
Contract purchase payments	1,211,721	310,253	446,974	193,927	104,771
Net transfers(1)	(807,627)	(264,158)	(485,201)	(259,647)	(120,638)
Transfers for policy loans	(89,441)	(65,750)	(107,665)	(20,249)	(29,510)
Policy charges	(1,549,542)	(191,449)	(249,054)	(156,985)	(78,665)
Contract terminations:
Surrender benefits	(1,825,896)	(386,180)	(712,957)	(304,038)	(139,386)
Death benefits	(21,643)	(2,071)	(181)	(332)	—
Units outstanding at end of year	29,656,180	9,047,765	11,515,526	5,344,338	2,825,543

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	81

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Ivy VIP Asset Strategy, Cl II	Janus Henderson VIT Bal, Inst(2)	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Inst(2)
Operations
Investment income (loss) — net	$38,050	$8,474	$44,906	$(101,744)	$639
Net realized gain (loss) on sales of investments	(20,976)	1,418	9,678	900,625	125
Distributions from capital gains	87,058	3,600	65,676	1,276,443	—
Net change in unrealized appreciation or depreciation of investments	278,006	40,269	377,086	3,704,254	273
Net increase (decrease) in net assets resulting from operations	382,138	53,761	497,346	5,779,578	1,037

Contract transactions
Contract purchase payments	146,352	101,071	499,705	458,271	15,309
Net transfers(1)	44,320	715,805	800,178	617,271	15,463
Transfers for policy loans	(54,781)	(6,008)	(21,863)	(376,568)	—
Policy charges	(47,281)	(23,509)	(147,244)	(434,903)	(3,791)
Contract terminations:
Surrender benefits	(22,536)	(155)	(22,105)	(1,251,718)	(78)
Death benefits	—	—	—	(2,774)	—
Increase (decrease) from contract transactions	66,074	787,204	1,108,671	(990,421)	26,903
Net assets at beginning of year	1,814,849	—	1,568,476	16,817,581	—
Net assets at end of year	$2,263,061	$840,965	$3,174,493	$21,606,738	$27,940

Accumulation unit activity
Units outstanding at beginning of year	1,865,371	—	1,573,093	4,836,279	—
Contract purchase payments	129,465	92,642	448,335	106,733	14,699
Net transfers(1)	43,959	668,950	754,658	155,073	14,699
Transfers for policy loans	(51,128)	(5,689)	(20,645)	(96,189)	—
Policy charges	(42,799)	(21,544)	(131,380)	(108,486)	(3,563)
Contract terminations:
Surrender benefits	(21,003)	—	(20,189)	(264,568)	—
Death benefits	—	—	—	(1,289)	—
Units outstanding at end of year	1,923,865	734,359	2,603,872	4,627,553	25,835

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

82	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Gbl Tech, Serv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst(2)	Janus Henderson VIT Res, Serv
Operations
Investment income (loss) — net	$14,180	$(157,912)	$433,938	$282	$(19,888)
Net realized gain (loss) on sales of investments	1,396	1,339,570	(952,382)	(9)	415,228
Distributions from capital gains	—	2,169,643	—	1,666	1,284,609
Net change in unrealized appreciation or depreciation of investments	26,870	7,225,344	8,163,423	10,039	1,763,655
Net increase (decrease) in net assets resulting from operations	42,446	10,576,645	7,644,979	11,978	3,443,604

Contract transactions
Contract purchase payments	83,219	910,083	1,585,668	30,977	407,766
Net transfers(1)	20,087	681,568	(1,165,563)	95,272	(371,546)
Transfers for policy loans	(792)	(219,568)	(55,026)	—	(180,090)
Policy charges	(20,015)	(590,090)	(1,053,721)	(4,996)	(275,206)
Contract terminations:
Surrender benefits	(480)	(1,536,769)	(2,034,622)	(156)	(721,191)
Death benefits	—	(7,947)	(36,840)	—	—
Increase (decrease) from contract transactions	82,019	(762,723)	(2,760,104)	121,097	(1,140,267)
Net assets at beginning of year	422,493	24,345,462	30,706,548	—	10,313,341
Net assets at end of year	$546,958	$34,159,384	$35,591,423	$133,075	$12,616,678

Accumulation unit activity
Units outstanding at beginning of year	384,343	7,749,599	21,452,322	—	4,168,406
Contract purchase payments	72,043	261,600	990,001	28,372	146,478
Net transfers(1)	17,389	(180,916)	(731,112)	88,033	(161,859)
Transfers for policy loans	(689)	(65,534)	(24,619)	—	(64,977)
Policy charges	(17,355)	(153,087)	(664,374)	(4,514)	(96,188)
Contract terminations:
Surrender benefits	(403)	(388,051)	(1,346,835)	—	(241,395)
Death benefits	—	(3,706)	(22,955)	—	—
Units outstanding at end of year	455,328	7,219,905	19,652,428	111,891	3,750,465

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	83

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Lazard Ret Global Dyn MA, Inv(2)	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Init Cl(2)
Operations
Investment income (loss) — net	$4	$(14,144)	$(63,730)	$(133,186)	$4,025
Net realized gain (loss) on sales of investments	5	12,106	670,943	364,513	277
Distributions from capital gains	11	4,243	2,955,507	5,096,995	296
Net change in unrealized appreciation or depreciation of investments	1,619	464,857	8,422,558	3,008,657	7,948
Net increase (decrease) in net assets resulting from operations	1,639	467,062	11,985,278	8,336,979	12,546

Contract transactions
Contract purchase payments	3,843	169,983	988,231	688,569	62,606
Net transfers(1)	25,719	(227,848)	(709,756)	580,074	201,286
Transfers for policy loans	—	(59,531)	(263,541)	(52,211)	—
Policy charges	(565)	(55,373)	(861,543)	(623,064)	(14,833)
Contract terminations:
Surrender benefits	(78)	(94,600)	(1,583,896)	(1,301,223)	(133)
Death benefits	—	—	—	(1,616)	—
Increase (decrease) from contract transactions	28,919	(267,369)	(2,430,505)	(709,471)	248,926
Net assets at beginning of year	—	2,752,677	31,898,361	20,826,373	—
Net assets at end of year	$30,558	$2,952,370	$41,453,134	$28,453,881	$261,472

Accumulation unit activity
Units outstanding at beginning of year	—	2,415,877	24,243,971	6,336,201	—
Contract purchase payments	3,604	128,921	619,645	165,608	58,486
Net transfers(1)	24,915	(181,838)	(496,599)	174,720	182,838
Transfers for policy loans	—	(43,511)	(165,262)	(10,925)	—
Policy charges	(543)	(43,250)	(540,387)	(154,772)	(13,546)
Contract terminations:
Surrender benefits	—	(74,204)	(986,827)	(356,149)	—
Death benefits	—	—	—	(426)	—
Units outstanding at end of year	27,976	2,201,995	22,674,541	6,154,257	227,778

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

84	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	MFS Utilities, Serv Cl	MS VIF Dis, Cl I(2)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT Sus Eq, Cl I(2)
Operations
Investment income (loss) — net	$765,889	$—	$(66,350)	$186,265	$239
Net realized gain (loss) on sales of investments	435,325	(430)	223,892	118,849	6
Distributions from capital gains	69,270	32,988	2,344,430	434,460	3,185
Net change in unrealized appreciation or depreciation of investments	3,615,955	(19,792)	1,991,534	662,707	3,839
Net increase (decrease) in net assets resulting from operations	4,886,439	12,766	4,493,506	1,402,281	7,269

Contract transactions
Contract purchase payments	931,519	107,027	726,203	355,562	18,764
Net transfers(1)	108,550	309,185	2,735,110	614,874	66,403
Transfers for policy loans	(162,977)	—	(97,117)	(55,158)	—
Policy charges	(664,571)	(25,432)	(331,650)	(191,503)	(1,045)
Contract terminations:
Surrender benefits	(1,228,050)	(84)	(849,811)	(334,205)	(99)
Death benefits	(5,858)	—	(5,771)	—	—
Increase (decrease) from contract transactions	(1,021,387)	390,696	2,176,964	389,570	84,023
Net assets at beginning of year	20,516,003	—	11,204,833	8,102,057	—
Net assets at end of year	$24,381,055	$403,462	$17,875,303	$9,893,908	$91,292

Accumulation unit activity
Units outstanding at beginning of year	8,556,491	—	4,343,014	4,762,145	—
Contract purchase payments	369,911	95,959	240,787	189,802	17,108
Net transfers(1)	291,763	281,978	739,547	373,772	64,868
Transfers for policy loans	(65,507)	—	(20,422)	(14,586)	—
Policy charges	(242,312)	(22,765)	(102,518)	(100,251)	(990)
Contract terminations:
Surrender benefits	(418,599)	—	(239,993)	(171,590)	—
Death benefits	(1,878)	—	(2,173)	—	—
Units outstanding at end of year	8,489,869	355,172	4,958,242	5,039,292	80,986

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	85

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset, Inst Cl(2)	PIMCO VIT Glb Man As Alloc, Adv Cl
Operations
Investment income (loss) — net	$1,286	$(1,270)	$325,688	$763	$2,360
Net realized gain (loss) on sales of investments	114	592	(63,321)	360	1,318
Distributions from capital gains	24,692	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	66,827	65,773	1,246,870	1,229	15,492
Net increase (decrease) in net assets resulting from operations	92,919	65,095	1,509,237	2,352	19,170

Contract transactions
Contract purchase payments	89,455	31,572	609,432	2,420	13,947
Net transfers(1)	38,902	(108,931)	(426,682)	42,471	66
Transfers for policy loans	(807)	(10,948)	(22,980)	—	(10,052)
Policy charges	(37,013)	(12,950)	(433,176)	(1,943)	(4,573)
Contract terminations:
Surrender benefits	(14,173)	(4,071)	(983,119)	(75)	(41,992)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	76,364	(105,328)	(1,256,525)	42,873	(42,604)
Net assets at beginning of year	329,887	479,856	14,185,856	—	120,876
Net assets at end of year	$499,170	$439,623	$14,438,568	$45,225	$97,442

Accumulation unit activity
Units outstanding at beginning of year	174,577	525,999	9,330,322	—	109,487
Contract purchase payments	41,178	31,882	389,965	2,273	11,558
Net transfers(1)	18,866	(110,284)	(293,608)	42,030	34
Transfers for policy loans	(358)	(11,068)	(20,416)	—	(7,951)
Policy charges	(17,192)	(13,118)	(273,565)	(1,884)	(3,807)
Contract terminations:
Surrender benefits	(6,711)	(4,226)	(575,671)	—	(33,858)
Death benefits	—	—	—	—	—
Units outstanding at end of year	210,360	419,185	8,557,027	42,419	75,463

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

86	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Tot Return, Inst Cl(2)	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
Operations
Investment income (loss) — net	$139,366	$1,358	$(105,928)	$367,581	$44,007
Net realized gain (loss) on sales of investments	13,691	229	(298,358)	(59,803)	(5,091)
Distributions from capital gains	—	—	894,822	—	8,825
Net change in unrealized appreciation or depreciation of investments	224,884	150	4,563,945	564,598	1,065,624
Net increase (decrease) in net assets resulting from operations	377,941	1,737	5,054,481	872,376	1,113,365

Contract transactions
Contract purchase payments	303,480	18,264	695,048	164,745	241,024
Net transfers(1)	3,395,040	134,494	(727,332)	(252,512)	(406,559)
Transfers for policy loans	(107,018)	—	(196,889)	(23,402)	(27,899)
Policy charges	(121,680)	(2,461)	(443,008)	(245,328)	(113,588)
Contract terminations:
Surrender benefits	(276,508)	(78)	(772,904)	(339,832)	(251,512)
Death benefits	—	—	(4,898)	—	(271)
Increase (decrease) from contract transactions	3,193,314	150,219	(1,449,983)	(696,329)	(558,805)
Net assets at beginning of year	4,284,246	—	17,504,070	6,586,490	4,766,403
Net assets at end of year	$7,855,501	$151,956	$21,108,568	$6,762,537	$5,320,963

Accumulation unit activity
Units outstanding at beginning of year	3,999,387	—	6,501,167	2,860,221	2,967,243
Contract purchase payments	265,835	17,188	233,394	65,885	134,911
Net transfers(1)	2,992,772	127,484	(193,391)	(101,974)	(179,069)
Transfers for policy loans	(91,476)	—	(66,564)	(9,525)	(19,073)
Policy charges	(107,583)	(2,319)	(145,429)	(97,652)	(62,799)
Contract terminations:
Surrender benefits	(243,442)	—	(259,487)	(135,684)	(134,797)
Death benefits	—	—	(1,654)	—	(154)
Units outstanding at end of year	6,815,493	142,353	6,068,036	2,581,271	2,706,262

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	87

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1(2)	Temp Global Bond, Cl 2
Operations
Investment income (loss) — net	$(5,855)	$(459)	$(158,603)	$563	$275,630
Net realized gain (loss) on sales of investments	3,237,726	37,158	(166,122)	(38)	(28,920)
Distributions from capital gains	16,012,156	460,737	2,594,526	—	—
Net change in unrealized appreciation or depreciation of investments	15,120,098	481,574	2,540,194	2	(188,273)
Net increase (decrease) in net assets resulting from operations	34,364,125	979,010	4,809,995	527	58,437

Contract transactions
Contract purchase payments	3,405,995	105,459	1,082,940	8,829	230,231
Net transfers(1)	(1,892,836)	445,024	(839,037)	64,251	197,286
Transfers for policy loans	(758,522)	(25,908)	(9,796)	—	(32,861)
Policy charges	(4,649,364)	(52,986)	(1,057,748)	(1,556)	(89,021)
Contract terminations:
Surrender benefits	(6,346,134)	(223,526)	(1,369,282)	(74)	(260,917)
Death benefits	(69,683)	—	(69,382)	—	—
Increase (decrease) from contract transactions	(10,310,544)	248,063	(2,262,305)	71,450	44,718
Net assets at beginning of year	99,617,973	2,662,250	26,555,814	—	3,883,377
Net assets at end of year	$123,671,554	$3,889,323	$29,103,504	$71,977	$3,986,532

Accumulation unit activity
Units outstanding at beginning of year	28,381,936	1,112,779	10,454,254	—	3,891,759
Contract purchase payments	804,807	35,941	387,011	8,812	221,331
Net transfers(1)	(458,675)	161,589	(296,910)	65,371	184,956
Transfers for policy loans	(173,360)	(9,296)	(10,318)	—	(31,373)
Policy charges	(1,110,457)	(18,060)	(368,028)	(1,588)	(87,091)
Contract terminations:
Surrender benefits	(1,506,257)	(81,394)	(498,720)	—	(257,974)
Death benefits	(18,257)	—	(24,660)	—	—
Units outstanding at end of year	25,919,737	1,201,559	9,642,629	72,595	3,921,608

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

88	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Third Ave Val	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1(2)	VP Aggr, Cl 2	VP Aggr, Cl 4
Operations
Investment income (loss) — net	$(71,782)	$(16,173)	$—	$(1,108,264)	$(1,596,062)
Net realized gain (loss) on sales of investments	78,198	57,063	6,982	6,001,448	19,037,767
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,637,932	1,118,265	224,780	45,408,596	46,963,032
Net increase (decrease) in net assets resulting from operations	2,644,348	1,159,155	231,762	50,301,780	64,404,737

Contract transactions
Contract purchase payments	1,091,924	189,486	1,043,153	22,108,324	14,194,728
Net transfers(1)	(815,565)	214,018	2,971,257	(4,164,071)	(15,301,220)
Transfers for policy loans	26,975	(38,593)	(32,144)	(2,531,226)	(3,143,363)
Policy charges	(1,012,624)	(58,775)	(134,171)	(5,767,783)	(5,672,150)
Contract terminations:
Surrender benefits	(1,350,169)	(159,048)	(390)	(8,875,790)	(17,213,321)
Death benefits	(58,202)	(576)	—	(29,441)	(1,269)
Increase (decrease) from contract transactions	(2,117,661)	146,512	3,847,705	740,013	(27,136,595)
Net assets at beginning of year	23,113,161	2,835,273	—	237,915,940	314,467,850
Net assets at end of year	$23,639,848	$4,140,940	$4,079,467	$288,957,733	$351,735,992

Accumulation unit activity
Units outstanding at beginning of year	10,914,814	3,568,904	—	147,085,906	191,454,858
Contract purchase payments	485,049	209,006	978,620	12,538,833	7,705,160
Net transfers(1)	(357,662)	249,235	2,853,414	(2,106,199)	(7,650,833)
Transfers for policy loans	9,036	(39,999)	(30,856)	(1,352,181)	(1,726,049)
Policy charges	(439,018)	(63,003)	(126,947)	(3,230,347)	(3,077,488)
Contract terminations:
Surrender benefits	(596,566)	(153,714)	(342)	(4,821,545)	(9,424,272)
Death benefits	(24,956)	(727)	—	(15,694)	(601)
Units outstanding at end of year	9,990,697	3,769,702	3,673,889	148,098,773	177,280,775

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	89

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Col Wanger Intl Eq, Cl 1(2)	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 1(2)	VP Conserv, Cl 2	VP Conserv, Cl 4
Operations
Investment income (loss) — net	$702	$21,878	$—	$(81,875)	$(96,786)
Net realized gain (loss) on sales of investments	901	(127,023)	9	376,676	364,371
Distributions from capital gains	2,458	250,185	—	—	—
Net change in unrealized appreciation or depreciation of investments	8,942	787,001	1,419	1,142,704	1,600,009
Net increase (decrease) in net assets resulting from operations	13,003	932,041	1,428	1,437,505	1,867,594

Contract transactions
Contract purchase payments	20,426	501,836	3,095	479,999	831,583
Net transfers(1)	135,039	(322,013)	157,711	2,423,171	4,658,893
Transfers for policy loans	—	132	—	(297,612)	(32,282)
Policy charges	(2,887)	(114,240)	(2,204)	(611,034)	(776,566)
Contract terminations:
Surrender benefits	(75)	(70,404)	(21)	(1,295,784)	(1,742,661)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	152,503	(4,689)	158,581	698,740	2,938,967
Net assets at beginning of year	—	3,138,983	—	14,115,177	17,617,450
Net assets at end of year	$165,506	$4,066,335	$160,009	$16,251,422	$22,424,011

Accumulation unit activity
Units outstanding at beginning of year	—	2,324,280	—	11,229,897	14,037,292
Contract purchase payments	18,971	326,248	2,913	365,121	628,042
Net transfers(1)	125,210	(204,384)	148,277	1,846,527	3,615,790
Transfers for policy loans	—	(861)	—	(226,698)	(22,732)
Policy charges	(2,683)	(74,290)	(2,077)	(460,259)	(581,931)
Contract terminations:
Surrender benefits	—	(45,966)	—	(956,219)	(1,332,672)
Death benefits	—	—	—	—	—
Units outstanding at end of year	141,498	2,325,027	149,113	11,798,369	16,343,789

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

90	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Man Vol Conserv, Cl 1(2)	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 1(2)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1(2)
Operations
Investment income (loss) — net	$—	$(12,732)	$—	$(23,565)	$—
Net realized gain (loss) on sales of investments	13	23,672	120	133,548	(445)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,019	234,820	4,359	506,569	87,495
Net increase (decrease) in net assets resulting from operations	1,032	245,760	4,479	616,552	87,050

Contract transactions
Contract purchase payments	3,667	10,165	98,619	172,166	307,854
Net transfers(1)	35,906	1,887,374	111,849	(115,050)	1,631,871
Transfers for policy loans	(482)	(71,264)	—	(44,149)	(15,000)
Policy charges	(330)	(83,829)	(10,500)	(191,216)	(38,566)
Contract terminations:
Surrender benefits	(21)	(182,581)	(20)	(108,568)	(20)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	38,740	1,559,865	199,948	(286,817)	1,886,139
Net assets at beginning of year	—	1,686,255	—	4,758,048	—
Net assets at end of year	$39,772	$3,491,880	$204,427	$5,087,783	$1,973,189

Accumulation unit activity
Units outstanding at beginning of year	—	1,592,537	—	4,455,845	—
Contract purchase payments	3,571	8,904	94,492	148,650	293,065
Net transfers(1)	33,864	1,642,115	103,231	(115,239)	1,556,550
Transfers for policy loans	(449)	(60,531)	—	(38,345)	(13,966)
Policy charges	(315)	(74,339)	(9,991)	(166,355)	(36,635)
Contract terminations:
Surrender benefits	—	(156,471)	—	(93,557)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	36,671	2,952,215	187,732	4,190,999	1,799,014

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	91

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 1(2)	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 1(2)	VP Mod, Cl 2
Operations
Investment income (loss) — net	$(177,769)	$—	$(151,237)	$—	$(1,935,932)
Net realized gain (loss) on sales of investments	752,196	624	509,662	12,269	7,180,702
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	7,013,709	33,011	4,633,489	121,643	46,584,992
Net increase (decrease) in net assets resulting from operations	7,588,136	33,635	4,991,914	133,912	51,829,762

Contract transactions
Contract purchase payments	3,583,072	138,164	2,077,254	614,766	19,760,415
Net transfers(1)	(1,495,681)	937,987	1,243,333	2,745,767	4,714,839
Transfers for policy loans	(302,591)	—	(191,717)	—	(1,183,818)
Policy charges	(841,414)	(24,313)	(1,074,220)	(84,994)	(12,407,413)
Contract terminations:
Surrender benefits	(1,304,411)	(20)	(1,199,717)	(20)	(16,706,450)
Death benefits	—	—	(38,475)	—	(216,765)
Increase (decrease) from contract transactions	(361,025)	1,051,818	816,458	3,275,519	(6,039,192)
Net assets at beginning of year	42,174,086	—	31,489,746	—	337,446,329
Net assets at end of year	$49,401,197	$1,085,453	$37,298,118	$3,409,431	$383,236,899

Accumulation unit activity
Units outstanding at beginning of year	39,161,928	—	29,200,259	—	231,274,894
Contract purchase payments	2,993,874	131,305	1,745,792	572,022	12,592,413
Net transfers(1)	(1,219,910)	884,893	1,017,209	2,628,869	2,936,507
Transfers for policy loans	(257,814)	—	(156,913)	—	(716,443)
Policy charges	(704,282)	(23,000)	(910,451)	(80,467)	(7,789,719)
Contract terminations:
Surrender benefits	(1,091,134)	—	(1,010,672)	—	(10,370,574)
Death benefits	—	—	(32,066)	—	(134,143)
Units outstanding at end of year	38,882,662	993,198	29,853,158	3,120,424	227,792,935

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

92	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Mod, Cl 4	VP Mod Aggr, Cl 1(2)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1(2)
Operations
Investment income (loss) — net	$(2,975,700)	$—	$(2,713,658)	$(4,877,334)	$—
Net realized gain (loss) on sales of investments	30,108,041	11,534	10,859,551	53,813,608	136
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	55,249,965	482,167	93,586,217	118,182,067	2,844
Net increase (decrease) in net assets resulting from operations	82,382,306	493,701	101,732,110	167,118,341	2,980

Contract transactions
Contract purchase payments	21,800,935	2,085,454	48,465,502	42,050,393	59,883
Net transfers(1)	(5,570,393)	7,622,201	(5,188,992)	(28,620,239)	104,777
Transfers for policy loans	(1,680,874)	(49,468)	(2,659,977)	(7,002,841)	—
Policy charges	(19,564,748)	(280,765)	(17,416,562)	(21,553,184)	(14,454)
Contract terminations:
Surrender benefits	(36,708,714)	(20)	(25,030,019)	(61,575,533)	(21)
Death benefits	(1,807,300)	—	(302,872)	—	—
Increase (decrease) from contract transactions	(43,531,094)	9,377,402	(2,132,920)	(76,701,404)	150,185
Net assets at beginning of year	544,448,478	—	559,645,359	947,453,501	—
Net assets at end of year	$583,299,690	$9,871,103	$659,244,549	$1,037,870,438	$153,165

Accumulation unit activity
Units outstanding at beginning of year	370,021,173	—	366,697,164	609,531,431	—
Contract purchase payments	13,501,625	1,990,148	29,431,665	24,461,823	57,429
Net transfers(1)	(2,809,826)	7,291,759	(2,701,110)	(15,047,418)	97,541
Transfers for policy loans	(1,106,769)	(45,596)	(1,487,044)	(4,055,060)	—
Policy charges	(12,094,751)	(266,588)	(10,445,055)	(12,502,095)	(13,706)
Contract terminations:
Surrender benefits	(22,823,756)	—	(14,538,218)	(35,913,392)	—
Death benefits	(1,134,360)	—	(173,753)	—	—
Units outstanding at end of year	343,553,336	8,969,723	366,783,649	566,475,289	141,264

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	93

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 1(2)	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1(2)
Operations
Investment income (loss) — net	$(267,324)	$(372,864)	$12	$8,478	$—
Net realized gain (loss) on sales of investments	1,261,593	2,465,712	1	511	184
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	4,593,922	6,622,705	159	21,083	407
Net increase (decrease) in net assets resulting from operations	5,588,191	8,715,553	172	30,072	591

Contract transactions
Contract purchase payments	2,301,499	2,862,799	9,649	54,419	402
Net transfers(1)	4,203,940	2,971,368	80,850	25,508	3,825
Transfers for policy loans	100,650	(126,648)	—	(9,141)	—
Policy charges	(2,136,208)	(3,066,064)	(1,562)	(12,169)	(467)
Contract terminations:
Surrender benefits	(3,558,623)	(3,886,856)	(81)	(235)	—
Death benefits	—	(101,899)	—	—	—
Increase (decrease) from contract transactions	911,258	(1,347,300)	88,856	58,382	3,760
Net assets at beginning of year	43,091,187	68,361,009	—	332,458	—
Net assets at end of year	$49,590,636	$75,729,262	$89,028	$420,912	$4,351

Accumulation unit activity
Units outstanding at beginning of year	31,627,635	50,525,456	—	303,976	—
Contract purchase payments	1,617,821	1,955,775	8,920	47,425	362
Net transfers(1)	2,855,912	2,063,394	75,447	22,148	3,920
Transfers for policy loans	69,043	(89,789)	—	(7,682)	—
Policy charges	(1,455,678)	(2,092,317)	(1,457)	(10,578)	(442)
Contract terminations:
Surrender benefits	(2,423,551)	(2,624,702)	—	(216)	—
Death benefits	—	(77,643)	—	—	—
Units outstanding at end of year	32,291,182	49,660,174	82,910	355,073	3,840

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

94	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Gro, Cl 1(2)	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1(2)
Operations
Investment income (loss) — net	$—	$(29,603)	$—	$—	$—
Net realized gain (loss) on sales of investments	5,148	372,619	4	4,973	(1)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	47,173	934,917	1,710	73,671	799
Net increase (decrease) in net assets resulting from operations	52,321	1,277,933	1,714	78,644	798

Contract transactions
Contract purchase payments	42,515	187,728	21,468	76,266	1,620
Net transfers(1)	(17,429)	(320,265)	21,418	11,763	16,449
Transfers for policy loans	(162)	(65,339)	—	(1,374)	—
Policy charges	(5,774)	(125,773)	(815)	(14,191)	(1,023)
Contract terminations:
Surrender benefits	(5,578)	(282,075)	(95)	(249)	(118)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	13,572	(605,724)	41,976	72,215	16,928
Net assets at beginning of year	196,798	5,212,998	—	360,522	—
Net assets at end of year	$262,691	$5,885,207	$43,690	$511,381	$17,726

Accumulation unit activity
Units outstanding at beginning of year	111,665	2,416,019	—	224,445	—
Contract purchase payments	21,158	77,592	21,505	41,437	1,558
Net transfers(1)	(8,998)	(128,328)	21,896	6,039	16,953
Transfers for policy loans	(81)	(24,439)	—	(799)	—
Policy charges	(2,851)	(53,660)	(829)	(7,766)	(1,053)
Contract terminations:
Surrender benefits	(2,787)	(132,799)	—	(130)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	118,106	2,154,385	42,572	263,226	17,458

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	95

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 1(2)	VP US Flex Gro, Cl 1(2)	VP US Flex Mod Gro, Cl 1(2)
Operations
Investment income (loss) — net	$—	$(58,584)	$—	$—	$—
Net realized gain (loss) on sales of investments	2,768	320,075	—	56	21
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	65,542	2,038,125	2	3,251	11,185
Net increase (decrease) in net assets resulting from operations	68,310	2,299,616	2	3,307	11,206

Contract transactions
Contract purchase payments	66,809	545,340	20	51,709	29,190
Net transfers(1)	(7,640)	(307,756)	—	77,137	257,648
Transfers for policy loans	(1,413)	(75,083)	—	—	—
Policy charges	(18,697)	(330,769)	—	(3,315)	(1,464)
Contract terminations:
Surrender benefits	(9,004)	(643,982)	—	(21)	(21)
Death benefits	—	(285)	—	—	—
Increase (decrease) from contract transactions	30,055	(812,535)	20	125,510	285,353
Net assets at beginning of year	348,866	12,253,266	—	—	—
Net assets at end of year	$447,231	$13,740,347	$22	$128,817	$296,559

Accumulation unit activity
Units outstanding at beginning of year	229,387	5,459,934	—	—	—
Contract purchase payments	38,903	213,292	—	47,965	27,095
Net transfers(1)	(5,158)	(105,726)	—	69,951	241,165
Transfers for policy loans	(922)	(20,410)	—	—	—
Policy charges	(10,867)	(129,132)	—	(3,079)	(1,336)
Contract terminations:
Surrender benefits	(5,319)	(255,690)	—	—	—
Death benefits	—	(85)	—	—	—
Units outstanding at end of year	246,024	5,162,183	—	114,837	266,924

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

96	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 1(2)
Operations
Investment income (loss) — net	$257,306	$(260,134)	$73,655	$668,403	$13
Net realized gain (loss) on sales of investments	(1,693,560)	(2,990,835)	91,900	(1,728,019)	120
Distributions from capital gains	7,592,744	19,270,376	743,358	8,750,341	273
Net change in unrealized appreciation or depreciation of investments	15,068,774	12,536,915	1,149,963	(4,771,257)	532
Net increase (decrease) in net assets resulting from operations	21,225,264	28,556,322	2,058,876	2,919,468	938

Contract transactions
Contract purchase payments	3,304,803	3,482,112	444,984	836,663	6,822
Net transfers(1)	(3,790,307)	(4,754,369)	100,063	(291,952)	12,012
Transfers for policy loans	(365,759)	(1,009,054)	(132,747)	(85,599)	—
Policy charges	(2,014,338)	(2,621,853)	(248,622)	(611,422)	(450)
Contract terminations:
Surrender benefits	(4,677,550)	(5,526,732)	(483,132)	(1,027,659)	(115)
Death benefits	(10,457)	(119,752)	—	(256)	—
Increase (decrease) from contract transactions	(7,553,608)	(10,549,648)	(319,454)	(1,180,225)	18,269
Net assets at beginning of year	75,740,241	97,346,641	10,611,159	20,111,247	—
Net assets at end of year	$89,411,897	$115,353,315	$12,350,581	$21,850,490	$19,207

Accumulation unit activity
Units outstanding at beginning of year	35,662,521	28,624,782	6,289,986	11,856,089	—
Contract purchase payments	1,374,644	878,633	235,963	467,943	6,142
Net transfers(1)	(1,432,380)	(997,674)	112,843	(69,996)	10,821
Transfers for policy loans	(158,595)	(259,894)	(71,267)	(44,981)	—
Policy charges	(814,998)	(646,305)	(131,780)	(330,766)	(407)
Contract terminations:
Surrender benefits	(1,944,618)	(1,372,030)	(266,606)	(575,064)	—
Death benefits	(3,943)	(25,799)	—	(133)	—
Units outstanding at end of year	32,682,631	26,201,713	6,169,139	11,303,092	16,556

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	97

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 1(2)	WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl I(2)	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$(28,876)	$—	$(97,212)	$1,512	$13,462
Net realized gain (loss) on sales of investments	187,272	(1,082)	106,556	109	129
Distributions from capital gains	1,643,470	19,420	3,721,703	—	—
Net change in unrealized appreciation or depreciation of investments	2,027,006	(7,606)	1,044,543	273	18,769
Net increase (decrease) in net assets resulting from operations	3,828,872	10,732	4,775,590	1,894	32,360

Contract transactions
Contract purchase payments	520,220	87,132	1,106,614	23,919	36,394
Net transfers(1)	(709,295)	215,439	(2,165,192)	64,063	3,504
Transfers for policy loans	(51,601)	—	(195,091)	—	(73)
Policy charges	(360,924)	(21,101)	(514,144)	(7,467)	(8,285)
Contract terminations:
Surrender benefits	(782,994)	(74)	(1,233,769)	(77)	(4,767)
Death benefits	(603)	—	(5,794)	—	—
Increase (decrease) from contract transactions	(1,385,197)	281,396	(3,007,376)	80,438	26,773
Net assets at beginning of year	12,900,789	—	20,205,281	—	227,738
Net assets at end of year	$15,344,464	$292,128	$21,973,495	$82,332	$286,871

Accumulation unit activity
Units outstanding at beginning of year	4,554,049	—	6,750,278	—	200,174
Contract purchase payments	160,607	86,506	369,071	23,359	29,098
Net transfers(1)	(199,729)	209,290	(557,189)	59,978	2,451
Transfers for policy loans	(8,667)	—	(54,984)	—	(59)
Policy charges	(105,956)	(20,922)	(159,184)	(7,132)	(6,687)
Contract terminations:
Surrender benefits	(237,661)	—	(336,922)	—	(3,817)
Death benefits	(129)	—	(1,395)	—	—
Units outstanding at end of year	4,162,514	274,874	6,009,675	76,205	221,160

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

98	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2018	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$10,788	$69,575	$284,505	$(123,459)	$102,683
Net realized gain (loss) on sales of investments	1,847	407,908	216,736	648,889	(159,775)
Distributions from capital gains	953	2,870,376	—	2,916,371	—
Net change in unrealized appreciation or depreciation of investments	(69,025)	(4,904,974)	(11,507,193)	(3,217,422)	(1,512,916)
Net increase (decrease) in net assets resulting from operations	(55,437)	(1,557,115)	(11,005,952)	224,379	(1,570,008)

Contract transactions
Contract purchase payments	54,564	945,593	2,508,341	1,350,726	579,501
Net transfers(1)	379,012	682,857	(332,337)	4,365,024	94,953
Transfers for policy loans	(1,938)	(215,090)	(332,396)	(264,937)	(63,982)
Policy charges	(14,748)	(562,540)	(1,234,060)	(446,300)	(168,301)
Contract terminations:
Surrender benefits	(21,391)	(1,389,343)	(2,763,331)	(1,744,791)	(519,515)
Death benefits	—	—	(17,983)	(653)	(345)
Increase (decrease) from contract transactions	395,499	(538,523)	(2,171,766)	3,259,069	(77,689)
Net assets at beginning of year	363,277	25,513,073	48,929,946	21,733,101	8,003,100
Net assets at end of year	$703,339	$23,417,435	$35,752,228	$25,216,549	$6,355,403

Accumulation unit activity
Units outstanding at beginning of year	304,399	9,090,564	25,594,662	7,627,915	9,249,266
Contract purchase payments	44,602	324,467	1,397,897	473,015	672,996
Net transfers(1)	304,225	274,807	(173,334)	1,298,351	115,008
Transfers for policy loans	(1,612)	(78,041)	(181,410)	(85,624)	(87,335)
Policy charges	(12,284)	(197,975)	(682,122)	(152,414)	(200,870)
Contract terminations:
Surrender benefits	(19,077)	(543,814)	(1,515,357)	(577,832)	(667,913)
Death benefits	—	—	(9,275)	(273)	(479)
Units outstanding at end of year	620,253	8,870,008	24,431,061	8,583,138	9,080,673

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	99

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
Operations
Investment income (loss) — net	$96,807	$64,645	$607,158	$353,035	$49,419
Net realized gain (loss) on sales of investments	361,862	161,517	3,231,884	970,776	59,677
Distributions from capital gains	895,653	632,102	3,631	2,035	534,001
Net change in unrealized appreciation or depreciation of investments	(3,486,303)	(2,477,029)	(9,007,830)	(4,302,761)	(1,648,134)
Net increase (decrease) in net assets resulting from operations	(2,131,981)	(1,618,765)	(5,165,157)	(2,976,915)	(1,005,037)

Contract transactions
Contract purchase payments	418,551	428,738	1,595,581	1,655,592	866,924
Net transfers(1)	316,043	806,848	(1,856,950)	(742,252)	412,185
Transfers for policy loans	(30,722)	(93,256)	(484,256)	(265,196)	(41,212)
Policy charges	(342,007)	(238,234)	(1,752,856)	(751,422)	(220,634)
Contract terminations:
Surrender benefits	(774,291)	(357,124)	(3,957,396)	(2,152,238)	(530,841)
Death benefits	—	—	(78,510)	(809)	—
Increase (decrease) from contract transactions	(412,426)	546,972	(6,534,387)	(2,256,325)	486,422
Net assets at beginning of year	14,003,179	9,814,924	60,279,913	33,211,519	11,792,460
Net assets at end of year	$11,458,772	$8,743,131	$48,580,369	$27,978,279	$11,273,845

Accumulation unit activity
Units outstanding at beginning of year	6,784,024	6,398,515	19,186,220	17,556,385	10,064,894
Contract purchase payments	205,733	280,632	507,069	867,506	690,775
Net transfers(1)	201,500	547,707	(591,080)	(218,596)	272,433
Transfers for policy loans	(3,906)	(58,382)	(153,988)	(138,957)	(35,425)
Policy charges	(177,218)	(156,894)	(553,975)	(399,829)	(181,620)
Contract terminations:
Surrender benefits	(377,595)	(234,849)	(1,250,483)	(1,138,846)	(469,495)
Death benefits	—	—	(24,311)	(301)	—
Units outstanding at end of year	6,632,538	6,776,729	17,119,452	16,527,362	10,341,562

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

100	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Operations
Investment income (loss) — net	$87,391	$(1,343,672)	$—	$—	$—
Net realized gain (loss) on sales of investments	76,552	8,990,352	(983)	30,125	73,746
Distributions from capital gains	656,844	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,061,779)	(19,620,676)	(10,979)	(283,171)	(153,561)
Net increase (decrease) in net assets resulting from operations	(240,992)	(11,973,996)	(11,962)	(253,046)	(79,815)

Contract transactions
Contract purchase payments	340,899	10,088,646	24,186	483,054	199,982
Net transfers(1)	712,963	(2,603,191)	3,838	54,831	137,328
Transfers for policy loans	21,984	(692,061)	(3,475)	(6,040)	(17,403)
Policy charges	(233,069)	(10,363,395)	(4,902)	(131,325)	(48,346)
Contract terminations:
Surrender benefits	(328,860)	(9,857,362)	(1,011)	(6,612)	(14,654)
Death benefits	(54,454)	(66,631)	—	—	—
Increase (decrease) from contract transactions	459,463	(13,493,994)	18,636	393,908	256,907
Net assets at beginning of year	7,092,529	195,459,204	74,071	2,310,878	1,317,294
Net assets at end of year	$7,311,000	$169,991,214	$80,745	$2,451,740	$1,494,386

Accumulation unit activity
Units outstanding at beginning of year	3,368,038	92,845,830	109,299	1,382,070	634,156
Contract purchase payments	160,612	5,001,007	37,162	287,421	92,708
Net transfers(1)	369,630	(1,360,227)	6,575	29,748	58,781
Transfers for policy loans	7,715	(319,236)	(5,190)	(3,557)	(8,084)
Policy charges	(112,165)	(5,125,954)	(7,479)	(77,883)	(22,376)
Contract terminations:
Surrender benefits	(164,555)	(4,694,914)	(1,554)	(3,963)	(6,946)
Death benefits	(21,064)	(29,025)	—	—	—
Units outstanding at end of year	3,608,211	86,317,481	138,813	1,613,836	748,239

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	101

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Operations
Investment income (loss) — net	$(2,212,088)	$—	$—	$(1,032,497)	$22,120
Net realized gain (loss) on sales of investments	19,051,126	(272)	39,931	10,087,981	(3,174)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(28,155,697)	(2,942)	(190,343)	(20,887,892)	(58,932)
Net increase (decrease) in net assets resulting from operations	(11,316,659)	(3,214)	(150,412)	(11,832,408)	(39,986)

Contract transactions
Contract purchase payments	12,035,618	12,925	396,043	8,116,181	50,167
Net transfers(1)	(5,509,910)	(343)	153,245	(9,754,001)	181,535
Transfers for policy loans	(1,245,352)	(36)	(34,708)	(1,301,091)	(140)
Policy charges	(15,645,917)	(1,551)	(94,999)	(5,933,618)	(20,209)
Contract terminations:
Surrender benefits	(18,538,250)	—	(55,603)	(12,624,612)	(9,027)
Death benefits	(115,116)	—	—	(62,566)	—
Increase (decrease) from contract transactions	(29,018,927)	10,995	363,978	(21,559,707)	202,326
Net assets at beginning of year	307,464,754	27,960	2,076,488	209,233,972	369,900
Net assets at end of year	$267,129,168	$35,741	$2,290,054	$175,841,857	$532,240

Accumulation unit activity
Units outstanding at beginning of year	144,301,759	28,490	1,159,253	76,996,530	296,522
Contract purchase payments	5,588,209	13,505	220,776	3,005,547	42,414
Net transfers(1)	(2,682,423)	(424)	83,816	(3,294,472)	146,482
Transfers for policy loans	(398,005)	(37)	(19,409)	(503,619)	(122)
Policy charges	(7,681,901)	(1,630)	(52,964)	(2,139,495)	(16,941)
Contract terminations:
Surrender benefits	(8,359,755)	—	(31,309)	(4,624,575)	(7,696)
Death benefits	(49,674)	—	—	(21,520)	—
Units outstanding at end of year	130,718,210	39,904	1,360,163	69,418,396	460,659

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

102	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 2
Operations
Investment income (loss) — net	$12,205	$(32,677)	$8,828	$729,275	$29,029
Net realized gain (loss) on sales of investments	54,180	1,211,160	(7,080)	(747,246)	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,217,614)	(13,413,265)	(14,861)	(1,161,234)	—
Net increase (decrease) in net assets resulting from operations	(1,151,229)	(12,234,782)	(13,113)	(1,179,205)	29,029

Contract transactions
Contract purchase payments	805,328	2,407,268	30,891	923,946	1,217,739
Net transfers(1)	469,092	426,562	40,496	(832,464)	622,311
Transfers for policy loans	(15,139)	(644,104)	(4,392)	(147,451)	14,915
Policy charges	(152,721)	(1,216,665)	(10,971)	(692,222)	(243,460)
Contract terminations:
Surrender benefits	(31,438)	(2,702,651)	(5,827)	(1,099,364)	(56,327)
Death benefits	—	(14,765)	—	(60,641)	—
Increase (decrease) from contract transactions	1,075,122	(1,744,355)	50,197	(1,908,196)	1,555,178
Net assets at beginning of year	4,508,424	56,003,080	217,042	20,797,563	1,999,107
Net assets at end of year	$4,432,317	$42,023,943	$254,126	$17,710,162	$3,583,314

Accumulation unit activity
Units outstanding at beginning of year	2,944,057	22,825,708	235,233	17,075,014	1,994,780
Contract purchase payments	572,962	1,039,469	34,494	778,289	1,207,272
Net transfers(1)	318,991	515,402	45,447	(489,658)	612,020
Transfers for policy loans	(8,047)	(268,899)	(4,842)	(137,085)	14,761
Policy charges	(111,075)	(511,586)	(12,281)	(563,746)	(241,615)
Contract terminations:
Surrender benefits	(22,051)	(1,177,336)	(6,581)	(928,359)	(55,877)
Death benefits	—	(4,896)	—	(46,950)	—
Units outstanding at end of year	3,694,837	22,417,862	291,470	15,687,505	3,531,341

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	103

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
Operations
Investment income (loss) — net	$320,756	$75,256	$2,697,024	$39,291	$910,629
Net realized gain (loss) on sales of investments	408	(12,615)	(277,040)	(4,298)	(908,276)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(408)	(119,769)	(4,778,659)	(69,818)	(881,586)
Net increase (decrease) in net assets resulting from operations	320,756	(57,128)	(2,358,675)	(34,825)	(879,233)

Contract transactions
Contract purchase payments	5,767,595	254,129	2,206,758	103,064	821,520
Net transfers(1)	(1,035,789)	(125,554)	(3,392,883)	90,817	(3,188,470)
Transfers for policy loans	696,042	1,576	(437,421)	(8,121)	(190,860)
Policy charges	(4,748,628)	(65,531)	(1,706,567)	(42,538)	(648,975)
Contract terminations:
Surrender benefits	(4,281,001)	(47,427)	(3,330,636)	(3,961)	(1,408,164)
Death benefits	(333,964)	—	(18,201)	—	(28,172)
Increase (decrease) from contract transactions	(3,935,745)	17,193	(6,678,950)	139,261	(4,643,121)
Net assets at beginning of year	42,162,260	1,373,475	57,289,639	783,294	23,429,512
Net assets at end of year	$38,547,271	$1,333,540	$48,252,014	$887,730	$17,907,158

Accumulation unit activity
Units outstanding at beginning of year	42,265,669	1,022,048	25,316,113	591,657	11,844,103
Contract purchase payments	5,765,949	192,300	971,546	79,100	423,016
Net transfers(1)	(974,288)	(95,034)	(1,324,559)	69,141	(1,447,666)
Transfers for policy loans	670,232	1,212	(181,360)	(6,150)	(88,417)
Policy charges	(4,711,064)	(49,175)	(737,121)	(32,435)	(325,284)
Contract terminations:
Surrender benefits	(4,267,344)	(37,686)	(1,504,031)	(3,535)	(760,101)
Death benefits	(313,452)	—	(7,238)	—	(13,621)
Units outstanding at end of year	38,435,702	1,033,665	22,533,350	697,778	9,632,030

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

104	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Operations
Investment income (loss) — net	$16,302	$1,493,534	$—	$(304,469)	$(506,294)
Net realized gain (loss) on sales of investments	(4,813)	(557,259)	53,925	3,695,918	4,083,468
Distributions from capital gains	5,642	655,199	—	—	—
Net change in unrealized appreciation or depreciation of investments	(17,412)	(1,971,080)	(196,226)	(5,624,309)	(8,922,736)
Net increase (decrease) in net assets resulting from operations	(281)	(379,606)	(142,301)	(2,232,860)	(5,345,562)

Contract transactions
Contract purchase payments	96,124	4,135,391	419,661	1,845,438	4,868,903
Net transfers(1)	(96,283)	(2,044,406)	215,579	(301,661)	4,229,424
Transfers for policy loans	3,529	(423,218)	(16,478)	(621,881)	(310,441)
Policy charges	(35,521)	(3,975,203)	(97,169)	(1,516,288)	(2,217,744)
Contract terminations:
Surrender benefits	(1,797)	(5,974,667)	(5,182)	(4,164,103)	(5,487,768)
Death benefits	—	(134,424)	—	(13,541)	(16,396)
Increase (decrease) from contract transactions	(33,948)	(8,416,527)	516,411	(4,772,036)	1,065,978
Net assets at beginning of year	850,737	94,676,423	2,192,762	58,878,158	96,908,822
Net assets at end of year	$816,508	$85,880,290	$2,566,872	$51,873,262	$92,629,238

Accumulation unit activity
Units outstanding at beginning of year	753,491	61,383,484	1,040,259	23,195,244	35,935,742
Contract purchase payments	87,479	2,674,399	187,181	671,445	1,935,435
Net transfers(1)	(87,189)	(869,673)	95,447	(376,053)	1,457,287
Transfers for policy loans	3,164	(334,456)	(7,092)	(218,231)	(127,250)
Policy charges	(31,821)	(2,486,727)	(43,214)	(602,562)	(830,388)
Contract terminations:
Surrender benefits	(2,998)	(3,875,837)	(2,275)	(1,590,260)	(1,912,289)
Death benefits	—	(79,573)	—	(7,161)	(5,880)
Units outstanding at end of year	722,126	56,411,617	1,270,306	21,072,422	36,452,657

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	105

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 2
Operations
Investment income (loss) — net	$41,593	$4,974	$—	$(87,986)	$32,541
Net realized gain (loss) on sales of investments	(32,754)	(2,683)	18,536	856,613	12,526
Distributions from capital gains	—	4,755	—	—	—
Net change in unrealized appreciation or depreciation of investments	(30,699)	(13,775)	(123,227)	(1,577,907)	(283,262)
Net increase (decrease) in net assets resulting from operations	(21,860)	(6,729)	(104,691)	(809,280)	(238,195)

Contract transactions
Contract purchase payments	158,016	25,925	267,479	686,658	223,773
Net transfers(1)	1,419,164	(8,582)	334,527	183,842	7,635
Transfers for policy loans	(31,403)	(2,995)	(1,869)	(104,908)	(1,078)
Policy charges	(81,517)	(7,312)	(53,705)	(463,118)	(44,728)
Contract terminations:
Surrender benefits	(652,961)	—	(4,985)	(1,225,204)	(9,387)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	811,299	7,036	541,447	(922,730)	176,215
Net assets at beginning of year	3,869,016	126,059	873,815	16,552,461	1,271,018
Net assets at end of year	$4,658,455	$126,366	$1,310,571	$14,820,451	$1,209,038

Accumulation unit activity
Units outstanding at beginning of year	3,928,575	105,549	469,671	5,459,287	835,867
Contract purchase payments	156,061	22,938	134,582	220,487	152,781
Net transfers(1)	1,450,656	(7,506)	167,952	40,114	4,937
Transfers for policy loans	(32,358)	(2,674)	(885)	(40,344)	(720)
Policy charges	(82,197)	(6,490)	(27,448)	(146,287)	(30,644)
Contract terminations:
Surrender benefits	(672,624)	—	(2,546)	(404,413)	(6,414)
Death benefits	—	—	—	—	—
Units outstanding at end of year	4,748,113	111,817	741,326	5,128,844	955,807

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

106	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3
Operations
Investment income (loss) — net	$1,331,235	$—	$(90,797)	$—	$(79,552)
Net realized gain (loss) on sales of investments	2,256,982	81,213	730,824	30,466	779,513
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(15,428,939)	(271,110)	(2,877,211)	(284,462)	(2,722,855)
Net increase (decrease) in net assets resulting from operations	(11,840,722)	(189,897)	(2,237,184)	(253,996)	(2,022,894)

Contract transactions
Contract purchase payments	3,314,568	216,388	512,938	323,238	745,410
Net transfers(1)	(2,361,458)	(12,585)	3,445,288	(5,445)	(683,165)
Transfers for policy loans	(41,021)	(12,412)	(191,218)	(13,281)	(218,925)
Policy charges	(3,429,660)	(51,242)	(307,017)	(74,813)	(306,535)
Contract terminations:
Surrender benefits	(4,060,812)	(3,521)	(750,102)	(7,357)	(1,073,309)
Death benefits	(12,908)	—	(813)	—	(18,596)
Increase (decrease) from contract transactions	(6,591,291)	136,628	2,709,076	222,342	(1,555,120)
Net assets at beginning of year	73,431,575	1,424,516	14,543,101	1,676,546	15,927,486
Net assets at end of year	$54,999,562	$1,371,247	$15,014,993	$1,644,892	$12,349,472

Accumulation unit activity
Units outstanding at beginning of year	48,797,285	634,098	4,984,620	830,443	5,846,472
Contract purchase payments	2,310,159	97,510	182,087	162,388	264,375
Net transfers(1)	(1,714,057)	(4,149)	1,092,444	(2,559)	(329,930)
Transfers for policy loans	(39,723)	(5,521)	(56,137)	(6,690)	(95,588)
Policy charges	(2,512,370)	(23,089)	(106,529)	(37,748)	(113,383)
Contract terminations:
Surrender benefits	(2,761,067)	(1,674)	(274,811)	(3,786)	(452,948)
Death benefits	(11,014)	—	(353)	—	(6,214)
Units outstanding at end of year	44,069,213	697,175	5,821,321	942,048	5,112,784

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	107

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
Operations
Investment income (loss) — net	$—	$(93,016)	$47,099	$—	$5,440
Net realized gain (loss) on sales of investments	7,211	912,167	(23,422)	26,401	(2,079)
Distributions from capital gains	—	—	—	—	181
Net change in unrealized appreciation or depreciation of investments	(154,110)	(3,001,994)	(31,424)	(155,684)	(605)
Net increase (decrease) in net assets resulting from operations	(146,899)	(2,182,843)	(7,747)	(129,283)	2,937

Contract transactions
Contract purchase payments	158,944	576,822	202,774	162,037	30,424
Net transfers(1)	165,699	(151,269)	202,799	(39,279)	(32,796)
Transfers for policy loans	(2,204)	(186,230)	(562)	(11,976)	(3,786)
Policy charges	(36,639)	(467,721)	(91,926)	(35,278)	(11,500)
Contract terminations:
Surrender benefits	(6,109)	(1,002,194)	(4,872)	(2,946)	(5)
Death benefits	—	(5,821)	—	—	—
Increase (decrease) from contract transactions	279,691	(1,236,413)	308,213	72,558	(17,663)
Net assets at beginning of year	820,512	17,913,042	1,154,794	809,847	224,299
Net assets at end of year	$953,304	$14,493,786	$1,455,260	$753,122	$209,573

Accumulation unit activity
Units outstanding at beginning of year	395,347	5,312,916	952,244	456,252	202,064
Contract purchase payments	75,624	174,414	167,819	87,869	27,577
Net transfers(1)	77,378	(38,609)	168,201	(22,066)	(29,945)
Transfers for policy loans	(1,035)	(56,417)	(467)	(6,426)	(3,432)
Policy charges	(17,458)	(135,701)	(76,014)	(19,439)	(10,431)
Contract terminations:
Surrender benefits	(3,001)	(290,180)	(4,032)	(1,585)	(3)
Death benefits	—	(1,853)	—	—	—
Units outstanding at end of year	526,855	4,964,570	1,207,751	494,605	185,830

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

108	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Intl Core Eq, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2
Operations
Investment income (loss) — net	$472,933	$122,524	$4,472	$10,645	$—
Net realized gain (loss) on sales of investments	(133,163)	(687,211)	(108)	3,416	(9,886)
Distributions from capital gains	18,823	—	1,063	1,359	—
Net change in unrealized appreciation or depreciation of investments	(165,804)	(150,805)	(6,914)	(107,856)	(14,614)
Net increase (decrease) in net assets resulting from operations	192,789	(715,492)	(1,487)	(92,436)	(24,500)

Contract transactions
Contract purchase payments	1,312,150	339,170	43,184	97,756	53,294
Net transfers(1)	(2,049,643)	(244,965)	34,679	(20,318)	21,773
Transfers for policy loans	(108,776)	(52,524)	(368)	(1,826)	(598)
Policy charges	(1,164,601)	(162,358)	(8,009)	(15,763)	(8,971)
Contract terminations:
Surrender benefits	(1,409,781)	(345,550)	(582)	(3,927)	(2,144)
Death benefits	(19,441)	(13)	—	—	—
Increase (decrease) from contract transactions	(3,440,092)	(466,240)	68,904	55,922	63,354
Net assets at beginning of year	23,459,789	6,247,078	138,312	507,604	294,235
Net assets at end of year	$20,212,486	$5,065,346	$205,729	$471,090	$333,089

Accumulation unit activity
Units outstanding at beginning of year	19,074,233	9,656,195	123,612	349,115	277,421
Contract purchase payments	1,063,361	553,448	39,222	70,048	52,263
Net transfers(1)	(1,587,978)	(548,944)	31,616	(14,805)	22,305
Transfers for policy loans	(103,549)	(82,060)	(335)	(1,296)	(598)
Policy charges	(927,208)	(256,562)	(7,282)	(11,342)	(8,792)
Contract terminations:
Surrender benefits	(1,141,408)	(547,943)	(528)	(2,788)	(2,188)
Death benefits	(14,752)	(26)	—	—	—
Units outstanding at end of year	16,362,699	8,774,108	186,305	388,932	340,411

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	109

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
Operations
Investment income (loss) — net	$—	$(59,454)	$26,576	$32,291	$31,418
Net realized gain (loss) on sales of investments	(3,406)	(483,620)	(17,114)	11,828	11,673
Distributions from capital gains	2,444	65,664	12,814	5,600	5,071
Net change in unrealized appreciation or depreciation of investments	(2,034)	362,223	(120,758)	(287,397)	(343,457)
Net increase (decrease) in net assets resulting from operations	(2,996)	(115,187)	(98,482)	(237,678)	(295,295)

Contract transactions
Contract purchase payments	54,216	377,510	357,861	268,916	388,756
Net transfers(1)	72,039	199,277	(35,060)	(8,349)	399,586
Transfers for policy loans	(3,882)	(105,318)	(4,003)	(919)	1,498
Policy charges	(14,669)	(290,274)	(70,831)	(31,808)	(45,850)
Contract terminations:
Surrender benefits	(4,566)	(659,593)	(7,304)	(8,729)	(24,747)
Death benefits	—	(56,895)	—	—	—
Increase (decrease) from contract transactions	103,138	(535,293)	240,663	219,111	719,243
Net assets at beginning of year	395,391	11,277,389	1,524,541	1,239,814	1,315,808
Net assets at end of year	$495,533	$10,626,909	$1,666,722	$1,221,247	$1,739,756

Accumulation unit activity
Units outstanding at beginning of year	349,166	8,215,851	1,090,712	810,710	1,035,270
Contract purchase payments	48,119	280,783	264,908	186,996	321,322
Net transfers(1)	63,908	219,418	(28,276)	(1,569)	332,114
Transfers for policy loans	(3,438)	(78,624)	(2,926)	(630)	2,602
Policy charges	(13,023)	(212,480)	(52,203)	(21,803)	(37,842)
Contract terminations:
Surrender benefits	(4,020)	(498,373)	(5,716)	(6,030)	(19,779)
Death benefits	—	(40,449)	—	—	—
Units outstanding at end of year	440,712	7,886,126	1,266,499	967,674	1,633,687

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

110	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2
Operations
Investment income (loss) — net	$—	$—	$—	$—	$—
Net realized gain (loss) on sales of investments	46,770	13,654	36,431	5,905	19,235
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(82,887)	(20,328)	(256,348)	(69,292)	(83,552)
Net increase (decrease) in net assets resulting from operations	(36,117)	(6,674)	(219,917)	(63,387)	(64,317)

Contract transactions
Contract purchase payments	249,785	50,948	375,187	87,825	207,929
Net transfers(1)	111,227	(7,347)	183,855	711,236	114,508
Transfers for policy loans	(2,981)	(238)	37,995	355	1,041
Policy charges	(42,194)	(12,343)	(68,625)	(16,087)	(26,833)
Contract terminations:
Surrender benefits	(1,354)	(6,971)	(19,157)	(427)	(4,809)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	314,483	24,049	509,255	782,902	291,836
Net assets at beginning of year	744,144	283,002	1,724,626	306,659	436,530
Net assets at end of year	$1,022,510	$300,377	$2,013,964	$1,026,174	$664,049

Accumulation unit activity
Units outstanding at beginning of year	332,081	139,219	846,827	150,512	252,396
Contract purchase payments	107,410	23,439	187,787	40,103	120,143
Net transfers(1)	49,155	(3,985)	92,075	307,282	69,631
Transfers for policy loans	(1,249)	(114)	19,000	144	600
Policy charges	(18,078)	(5,697)	(34,232)	(7,181)	(15,584)
Contract terminations:
Surrender benefits	(586)	(3,199)	(9,687)	(92)	(2,861)
Death benefits	—	—	—	—	—
Units outstanding at end of year	468,733	149,663	1,101,770	490,768	424,325

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	111

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2
Operations
Investment income (loss) — net	$1,307	$—	$(118,286)	$1,094	$—
Net realized gain (loss) on sales of investments	(141)	56,394	685,013	(1,078)	12,354
Distributions from capital gains	128	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,014)	(411,806)	(2,875,465)	948	(64,760)
Net increase (decrease) in net assets resulting from operations	280	(355,412)	(2,308,738)	964	(52,406)

Contract transactions
Contract purchase payments	11,789	500,784	882,599	16,277	144,119
Net transfers(1)	18,787	163,523	1,680,150	(33,956)	88,748
Transfers for policy loans	(1,796)	11,483	(187,396)	(1,125)	17,465
Policy charges	(4,908)	(101,202)	(368,514)	(4,597)	(33,225)
Contract terminations:
Surrender benefits	(673)	(43,702)	(1,002,908)	(1,387)	(8,954)
Death benefits	—	—	(817)	—	—
Increase (decrease) from contract transactions	23,199	530,886	1,003,114	(24,788)	208,153
Net assets at beginning of year	48,250	2,847,287	20,582,951	159,288	810,466
Net assets at end of year	$71,729	$3,022,761	$19,277,327	$135,464	$966,213

Accumulation unit activity
Units outstanding at beginning of year	44,761	1,292,669	6,554,785	156,287	463,471
Contract purchase payments	11,114	224,868	293,176	16,000	77,205
Net transfers(1)	17,690	71,083	542,719	(33,438)	45,851
Transfers for policy loans	(1,698)	5,216	(66,126)	(1,118)	9,372
Policy charges	(4,626)	(45,554)	(121,694)	(4,518)	(17,820)
Contract terminations:
Surrender benefits	(630)	(20,081)	(323,511)	(1,365)	(4,819)
Death benefits	—	—	(315)	—	—
Units outstanding at end of year	66,611	1,528,201	6,879,034	131,848	573,260

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

112	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	CTIVP Wm Blair Intl Leaders, Cl 2	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl
Operations
Investment income (loss) — net	$23,479	$24,442	$785,968	$(75,510)	$(164,559)
Net realized gain (loss) on sales of investments	(9,579)	(22,018)	8,697	2,631,642	2,117,054
Distributions from capital gains	112,572	—	—	8,500,193	3,094,174
Net change in unrealized appreciation or depreciation of investments	(719,769)	(165,237)	(1,016,276)	(17,491,629)	(9,714,099)
Net increase (decrease) in net assets resulting from operations	(593,297)	(162,813)	(221,611)	(6,435,304)	(4,667,430)

Contract transactions
Contract purchase payments	566,026	104,406	795,128	4,515,383	1,393,279
Net transfers(1)	294,707	(80,203)	4,081,481	(403,357)	(2,172,136)
Transfers for policy loans	(27,014)	(15,846)	(335,390)	(997,213)	(444,375)
Policy charges	(111,292)	(30,050)	(538,385)	(2,297,742)	(1,522,276)
Contract terminations:
Surrender benefits	(28,686)	(61,831)	(1,513,813)	(5,278,932)	(3,107,799)
Death benefits	—	—	(14,027)	(16,877)	(231)
Increase (decrease) from contract transactions	693,741	(83,524)	2,474,994	(4,478,738)	(5,853,538)
Net assets at beginning of year	2,514,904	1,614,185	23,188,983	96,717,768	54,838,196
Net assets at end of year	$2,615,348	$1,367,848	$25,442,366	$85,803,726	$44,317,228

Accumulation unit activity
Units outstanding at beginning of year	1,682,196	1,553,519	15,290,242	38,382,868	17,483,964
Contract purchase payments	395,462	102,341	526,180	1,897,972	447,814
Net transfers(1)	200,476	(88,541)	2,410,168	(847,397)	(697,490)
Transfers for policy loans	(17,558)	(16,257)	(215,479)	(362,329)	(124,572)
Policy charges	(78,275)	(29,702)	(345,877)	(915,809)	(502,909)
Contract terminations:
Surrender benefits	(19,846)	(63,761)	(962,859)	(1,917,185)	(1,029,841)
Death benefits	—	—	(10,546)	(6,286)	(102)
Units outstanding at end of year	2,162,455	1,457,599	16,691,829	36,231,834	15,576,864

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	113

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2
Operations
Investment income (loss) — net	$(80,782)	$(31,438)	$(18,294)	$164,657	$134,186
Net realized gain (loss) on sales of investments	504,723	2,133,732	709,707	498,978	289,002
Distributions from capital gains	1,927,902	9,290,190	7,299,697	—	—
Net change in unrealized appreciation or depreciation of investments	(5,382,481)	(26,443,219)	(20,135,554)	(3,594,140)	(2,899,781)
Net increase (decrease) in net assets resulting from operations	(3,030,638)	(15,050,735)	(12,144,444)	(2,930,505)	(2,476,593)

Contract transactions
Contract purchase payments	1,376,748	2,693,466	4,168,227	686,244	826,880
Net transfers(1)	(770,297)	(2,904,875)	(881,323)	58,682	(704,950)
Transfers for policy loans	(290,743)	(852,138)	(828,605)	(170,016)	(88,763)
Policy charges	(788,140)	(3,126,550)	(1,933,816)	(605,806)	(363,540)
Contract terminations:
Surrender benefits	(1,807,798)	(6,621,284)	(4,738,025)	(1,017,544)	(754,352)
Death benefits	(9,353)	(39,414)	(8,700)	—	—
Increase (decrease) from contract transactions	(2,289,583)	(10,850,795)	(4,222,242)	(1,048,440)	(1,084,725)
Net assets at beginning of year	33,838,439	111,279,744	84,966,264	19,897,662	16,887,897
Net assets at end of year	$28,518,218	$85,378,214	$68,599,578	$15,918,717	$13,326,579

Accumulation unit activity
Units outstanding at beginning of year	17,732,668	28,380,288	42,656,309	9,506,642	10,545,269
Contract purchase payments	718,529	679,833	2,068,448	341,337	534,984
Net transfers(1)	(324,228)	(700,183)	381,566	11,732	(352,746)
Transfers for policy loans	(148,167)	(225,925)	(410,211)	(65,755)	(58,107)
Policy charges	(407,430)	(766,762)	(971,531)	(313,576)	(234,871)
Contract terminations:
Surrender benefits	(942,309)	(1,625,754)	(2,348,807)	(516,363)	(487,936)
Death benefits	(4,974)	(10,217)	(3,585)	—	—
Units outstanding at end of year	16,624,089	25,731,280	41,372,189	8,964,017	9,946,593

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

114	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$42,214	$940,806	$227,993	$379,937	$157,518
Net realized gain (loss) on sales of investments	(1,950)	57,722	20,608	68,862	70,042
Distributions from capital gains	2,080	—	—	734,406	5,929,462
Net change in unrealized appreciation or depreciation of investments	(76,042)	(4,249,635)	(485,912)	(2,949,453)	(11,263,425)
Net increase (decrease) in net assets resulting from operations	(33,698)	(3,251,107)	(237,311)	(1,766,248)	(5,106,403)

Contract transactions
Contract purchase payments	277,008	2,128,955	330,252	1,085,901	1,750,351
Net transfers(1)	67,670	(2,114,163)	(142,709)	(1,224,897)	(680,014)
Transfers for policy loans	(456)	(101,392)	(47,532)	(259,513)	(408,777)
Policy charges	(51,714)	(1,353,723)	(146,001)	(552,202)	(1,064,795)
Contract terminations:
Surrender benefits	(1,130)	(2,509,204)	(160,581)	(1,264,526)	(2,395,973)
Death benefits	—	(14,892)	—	(21,761)	(9,399)
Increase (decrease) from contract transactions	291,378	(3,964,419)	(166,571)	(2,236,998)	(2,808,607)
Net assets at beginning of year	906,130	47,464,750	5,300,160	20,910,995	41,034,755
Net assets at end of year	$1,163,810	$40,249,224	$4,896,278	$16,907,749	$33,119,745

Accumulation unit activity
Units outstanding at beginning of year	759,934	20,906,977	4,741,891	9,227,681	12,544,346
Contract purchase payments	234,781	961,740	281,931	510,467	595,283
Net transfers(1)	55,690	(744,075)	(133,216)	(539,366)	(73,153)
Transfers for policy loans	(390)	(44,095)	(43,456)	(114,351)	(118,016)
Policy charges	(43,737)	(591,094)	(129,221)	(250,193)	(321,838)
Contract terminations:
Surrender benefits	(1,886)	(1,198,764)	(146,209)	(556,726)	(745,881)
Death benefits	—	(5,489)	—	(8,587)	(2,495)
Units outstanding at end of year	1,004,392	19,285,200	4,571,720	8,268,925	11,878,246

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	115

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco Opp VI Global, Ser II
Operations
Investment income (loss) — net	$649,722	$20,436	$(5,069)	$352,458	$61,138
Net realized gain (loss) on sales of investments	903,986	(15,121)	73,173	1,298,225	498,126
Distributions from capital gains	9,929,228	—	945,710	7,329,344	1,652,299
Net change in unrealized appreciation or depreciation of investments	(20,337,870)	(95,531)	(1,616,119)	(12,097,019)	(5,552,538)
Net increase (decrease) in net assets resulting from operations	(8,854,934)	(90,216)	(602,305)	(3,116,992)	(3,340,975)

Contract transactions
Contract purchase payments	3,135,767	72,193	203,537	1,533,310	1,225,807
Net transfers(1)	(4,350,930)	51,264	456,176	398,358	2,055,542
Transfers for policy loans	(578,774)	(15,277)	(28,911)	(502,925)	(185,713)
Policy charges	(2,503,540)	(20,620)	(186,178)	(1,252,320)	(477,678)
Contract terminations:
Surrender benefits	(5,313,458)	(27,243)	(305,061)	(2,794,006)	(1,522,920)
Death benefits	(12,977)	—	—	(23,352)	(145)
Increase (decrease) from contract transactions	(9,623,912)	60,317	139,563	(2,640,935)	1,094,893
Net assets at beginning of year	90,571,949	1,139,173	6,122,850	50,655,271	22,586,064
Net assets at end of year	$72,093,103	$1,109,274	$5,660,108	$44,897,344	$20,339,982

Accumulation unit activity
Units outstanding at beginning of year	28,936,948	1,192,516	1,629,232	16,928,656	8,565,391
Contract purchase payments	1,016,326	77,429	51,338	493,283	491,369
Net transfers(1)	(1,235,726)	47,415	116,108	115,963	715,838
Transfers for policy loans	(206,134)	(16,417)	(6,535)	(148,250)	(73,100)
Policy charges	(765,469)	(22,209)	(47,897)	(412,947)	(186,850)
Contract terminations:
Surrender benefits	(1,689,604)	(29,168)	(77,114)	(942,149)	(560,840)
Death benefits	(2,968)	—	—	(11,008)	(61)
Units outstanding at end of year	26,053,373	1,249,566	1,665,132	16,023,548	8,951,747

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

116	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	Inves Opp VI Gbl Strat Inc, Ser II	Inves Opp VI Mn St Sm Cap, Ser II	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
Operations
Investment income (loss) — net	$1,625,268	$(99,035)	$(67,075)	$(53,017)	$50,889
Net realized gain (loss) on sales of investments	(490,217)	415,052	596,649	319,984	(134,285)
Distributions from capital gains	—	3,037,277	766,196	784,073	570,870
Net change in unrealized appreciation or depreciation of investments	(3,205,116)	(5,859,864)	(1,742,513)	(1,541,429)	(947,986)
Net increase (decrease) in net assets resulting from operations	(2,070,065)	(2,506,570)	(446,743)	(490,389)	(460,512)

Contract transactions
Contract purchase payments	1,686,490	1,264,022	349,927	500,923	403,449
Net transfers(1)	(859,185)	(173,537)	488,417	686,061	(263,759)
Transfers for policy loans	(303,525)	(184,118)	(86,553)	(115,827)	(95,735)
Policy charges	(1,245,543)	(479,698)	(376,938)	(282,833)	(196,573)
Contract terminations:
Surrender benefits	(2,515,627)	(1,459,195)	(609,108)	(813,174)	(257,566)
Death benefits	(30,687)	(15,356)	—	—	—
Increase (decrease) from contract transactions	(3,268,077)	(1,047,882)	(234,255)	(24,850)	(410,184)
Net assets at beginning of year	42,335,162	24,088,479	11,250,349	10,951,983	6,609,872
Net assets at end of year	$36,997,020	$20,534,027	$10,569,351	$10,436,744	$5,739,176

Accumulation unit activity
Units outstanding at beginning of year	27,691,601	8,352,003	5,729,005	5,558,787	5,691,017
Contract purchase payments	1,155,092	485,833	165,228	235,151	352,133
Net transfers(1)	(308,758)	(38,540)	226,133	307,032	(252,217)
Transfers for policy loans	(232,558)	(67,257)	(40,592)	(53,631)	(86,087)
Policy charges	(830,901)	(168,496)	(178,287)	(133,105)	(172,670)
Contract terminations:
Surrender benefits	(1,672,950)	(465,185)	(285,039)	(381,216)	(226,224)
Death benefits	(19,823)	(5,423)	—	—	—
Units outstanding at end of year	25,781,703	8,092,935	5,616,448	5,533,018	5,305,952

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	117

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I
Operations
Investment income (loss) — net	$80,020	$186,655	$358,873	$297,469	$(60,369)
Net realized gain (loss) on sales of investments	375,714	2,894,990	676,411	729,168	262,609
Distributions from capital gains	890,204	6,625,152	672,296	167,799	1,248,688
Net change in unrealized appreciation or depreciation of investments	(2,449,406)	(19,581,411)	(3,292,554)	(5,079,811)	(2,026,308)
Net increase (decrease) in net assets resulting from operations	(1,103,468)	(9,874,614)	(1,584,974)	(3,885,375)	(575,380)

Contract transactions
Contract purchase payments	297,069	4,200,033	745,774	966,715	449,033
Net transfers(1)	(298,607)	(2,453,174)	(3,274,036)	(1,838,162)	(155,209)
Transfers for policy loans	(140,904)	(460,685)	(307,932)	(403,932)	(70,249)
Policy charges	(202,017)	(5,190,446)	(410,055)	(484,415)	(319,685)
Contract terminations:
Surrender benefits	(554,503)	(6,816,457)	(919,670)	(1,364,523)	(887,282)
Death benefits	(7,164)	(95,131)	(1,042)	(22,543)	—
Increase (decrease) from contract transactions	(906,126)	(10,815,860)	(4,166,961)	(3,146,860)	(983,392)
Net assets at beginning of year	9,519,030	109,639,007	23,160,154	27,061,669	11,364,321
Net assets at end of year	$7,509,436	$88,948,533	$17,408,219	$20,029,434	$9,805,549

Accumulation unit activity
Units outstanding at beginning of year	3,824,177	36,302,564	11,792,538	14,708,667	6,414,001
Contract purchase payments	127,611	1,384,224	386,469	566,356	240,318
Net transfers(1)	(253,454)	(816,790)	(1,683,999)	(1,327,991)	(86,573)
Transfers for policy loans	(56,057)	(157,933)	(160,910)	(244,515)	(38,350)
Policy charges	(83,565)	(1,691,290)	(212,865)	(279,142)	(171,124)
Contract terminations:
Surrender benefits	(233,936)	(2,248,859)	(473,589)	(781,918)	(466,610)
Death benefits	(4,010)	(33,308)	(524)	(17,847)	—
Units outstanding at end of year	3,320,766	32,738,608	9,647,120	12,623,610	5,891,662

(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

118	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy, Cl II	Janus Henderson VIT Bal, Serv(2)	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv
Operations
Investment income (loss) — net	$(55,747)	$29,545	$9,731	$(80,003)	$10,966
Net realized gain (loss) on sales of investments	534,399	(7,478)	59	705,442	(5,107)
Distributions from capital gains	471,872	80,299	334	905,459	—
Net change in unrealized appreciation or depreciation of investments	(1,026,824)	(221,372)	(58,121)	(1,768,008)	(11,030)
Net increase (decrease) in net assets resulting from operations	(76,300)	(119,006)	(47,997)	(237,110)	(5,171)

Contract transactions
Contract purchase payments	385,126	166,175	116,656	458,792	106,621
Net transfers(1)	655,475	189,196	1,526,190	1,593,838	(61,674)
Transfers for policy loans	(191,850)	(15,805)	(648)	(241,968)	(1,690)
Policy charges	(284,745)	(47,341)	(25,612)	(400,663)	(18,380)
Contract terminations:
Surrender benefits	(708,715)	(94,794)	(113)	(1,202,135)	(14,313)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(144,709)	197,431	1,616,473	207,864	10,564
Net assets at beginning of year	9,529,763	1,736,424	—	16,846,827	417,100
Net assets at end of year	$9,308,754	$1,814,849	$1,568,476	$16,817,581	$422,493

Accumulation unit activity
Units outstanding at beginning of year	3,215,272	1,691,880	—	4,757,986	374,556
Contract purchase payments	120,003	154,659	112,852	121,971	97,517
Net transfers(1)	113,274	174,316	1,485,761	464,748	(56,299)
Transfers for policy loans	(62,127)	(15,053)	(616)	(69,418)	(1,549)
Policy charges	(89,339)	(44,334)	(24,793)	(112,902)	(16,804)
Contract terminations:
Surrender benefits	(208,112)	(96,097)	(111)	(326,106)	(13,078)
Death benefits	—	—	—	—	—
Units outstanding at end of year	3,088,971	1,865,371	1,573,093	4,836,279	384,343

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period April 27, 2018 (commencement of operations) to December 31, 2018.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	119

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	Janus Henderson VIT Gbl Tech, Serv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
Operations
Investment income (loss) — net	$(146,197)	$416,944	$(18,459)	$24,123	$(67,811)
Net realized gain (loss) on sales of investments	1,253,682	(723,448)	512,886	19,612	496,410
Distributions from capital gains	1,168,049	—	555,436	175,230	2,107,358
Net change in unrealized appreciation or depreciation of investments	(2,265,517)	(5,376,009)	(1,390,947)	(438,281)	(2,301,656)
Net increase (decrease) in net assets resulting from operations	10,017	(5,682,513)	(341,084)	(219,316)	234,301

Contract transactions
Contract purchase payments	757,646	1,846,814	478,458	191,118	1,050,040
Net transfers(1)	1,644,027	(480,662)	(73,151)	884,463	(1,683,026)
Transfers for policy loans	(329,292)	110,663	(70,520)	(12,695)	(360,948)
Policy charges	(545,773)	(1,131,279)	(254,879)	(38,675)	(817,173)
Contract terminations:
Surrender benefits	(1,462,021)	(2,095,377)	(585,570)	(78,075)	(2,173,191)
Death benefits	(2,767)	(7,976)	(18,299)	—	(39,956)
Increase (decrease) from contract transactions	61,820	(1,757,817)	(523,961)	946,136	(4,024,254)
Net assets at beginning of year	24,273,625	38,146,878	11,178,386	2,025,857	35,688,314
Net assets at end of year	$24,345,462	$30,706,548	$10,313,341	$2,752,677	$31,898,361

Accumulation unit activity
Units outstanding at beginning of year	8,043,958	22,471,018	4,434,348	1,647,960	27,149,454
Contract purchase payments	234,324	1,116,965	191,229	146,675	756,215
Net transfers(1)	249,044	(324,107)	(112,363)	727,015	(1,227,009)
Transfers for policy loans	(118,168)	123,982	(17,009)	(9,914)	(262,813)
Policy charges	(166,562)	(687,048)	(98,110)	(31,318)	(589,598)
Contract terminations:
Surrender benefits	(491,435)	(1,244,413)	(220,590)	(64,541)	(1,552,900)
Death benefits	(1,562)	(4,075)	(9,099)	—	(29,378)
Units outstanding at end of year	7,749,599	21,452,322	4,168,406	2,415,877	24,243,971

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

120	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT Sus Eq, Cl S
Operations
Investment income (loss) — net	$(125,992)	$76,382	$(44,405)	$242,413	$736
Net realized gain (loss) on sales of investments	518,298	119,225	95,100	243,210	16,231
Distributions from capital gains	3,400,856	84,621	2,139,784	—	19,166
Net change in unrealized appreciation or depreciation of investments	(4,170,184)	(202,928)	(1,768,682)	(1,283,883)	(61,833)
Net increase (decrease) in net assets resulting from operations	(377,022)	77,300	421,797	(798,260)	(25,700)

Contract transactions
Contract purchase payments	721,178	1,030,635	571,169	370,663	127,699
Net transfers(1)	(203,685)	(1,482,910)	3,573,212	(702,976)	25,893
Transfers for policy loans	(94,426)	(128,957)	(73,580)	(80,553)	(200)
Policy charges	(599,399)	(639,856)	(245,835)	(194,758)	(28,390)
Contract terminations:
Surrender benefits	(1,407,558)	(1,285,872)	(528,883)	(593,542)	(110)
Death benefits	(6,602)	(12,964)	—	(13,296)	—
Increase (decrease) from contract transactions	(1,590,492)	(2,519,924)	3,296,083	(1,214,462)	124,892
Net assets at beginning of year	22,793,887	22,958,627	7,486,953	10,114,779	230,695
Net assets at end of year	$20,826,373	$20,516,003	$11,204,833	$8,102,057	$329,887

Accumulation unit activity
Units outstanding at beginning of year	6,766,403	9,358,152	3,217,696	5,698,116	114,837
Contract purchase payments	196,023	454,712	234,429	210,392	59,854
Net transfers(1)	(57,361)	(354,377)	1,213,141	(601,518)	13,690
Transfers for policy loans	(22,601)	(49,712)	(20,891)	(58,111)	(92)
Policy charges	(166,090)	(259,018)	(95,586)	(113,327)	(13,660)
Contract terminations:
Surrender benefits	(378,692)	(590,263)	(205,775)	(361,499)	(52)
Death benefits	(1,481)	(3,003)	—	(11,908)	—
Units outstanding at end of year	6,336,201	8,556,491	4,343,014	4,762,145	174,577

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	121

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB
Operations
Investment income (loss) — net	$(2,367)	$395,766	$2,235	$77,815	$76,796
Net realized gain (loss) on sales of investments	1,838	(91,021)	1,282	(36,529)	(391,542)
Distributions from capital gains	14,522	—	9,879	53,282	3,034,655
Net change in unrealized appreciation or depreciation of investments	(50,169)	(1,271,943)	(21,139)	(135,645)	(2,906,659)
Net increase (decrease) in net assets resulting from operations	(36,176)	(967,198)	(7,743)	(41,077)	(186,750)

Contract transactions
Contract purchase payments	28,021	699,698	26,384	136,843	824,708
Net transfers(1)	59,388	(1,388,285)	3,780	682,866	(30,624)
Transfers for policy loans	(47,515)	(118,218)	(28,768)	(15,815)	(185,550)
Policy charges	(11,713)	(457,107)	(4,907)	(93,353)	(454,011)
Contract terminations:
Surrender benefits	(31,549)	(782,069)	(1,046)	(128,508)	(1,033,441)
Death benefits	—	(24,781)	—	—	(130)
Increase (decrease) from contract transactions	(3,368)	(2,070,762)	(4,557)	582,033	(879,048)
Net assets at beginning of year	519,400	17,223,816	133,176	3,743,290	18,569,868
Net assets at end of year	$479,856	$14,185,856	$120,876	$4,284,246	$17,504,070

Accumulation unit activity
Units outstanding at beginning of year	530,449	10,586,068	113,860	3,467,263	6,777,047
Contract purchase payments	28,892	451,991	22,738	128,371	293,647
Net transfers(1)	59,155	(837,861)	3,173	626,554	35,490
Transfers for policy loans	(47,806)	(86,990)	(25,202)	(14,725)	(70,056)
Policy charges	(12,116)	(289,769)	(4,212)	(87,369)	(156,962)
Contract terminations:
Surrender benefits	(32,575)	(477,413)	(870)	(120,707)	(377,953)
Death benefits	—	(15,704)	—	—	(46)
Units outstanding at end of year	525,999	9,330,322	109,487	3,999,387	6,501,167

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

122	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl
Operations
Investment income (loss) — net	$371,565	$46,170	$ (763,810)	$ (13,203)	$ (182,025)
Net realized gain (loss) on sales of investments	(53,242)	89,110	4,281,717	89,662	178,405
Distributions from capital gains	—	—	13,915,066	349,452	1,388,098
Net change in unrealized appreciation or depreciation of investments	(639,406)	(1,289,263)	(18,716,096)	(495,615)	(4,071,250)
Net increase (decrease) in net assets resulting from operations	(321,083)	(1,153,983)	(1,283,123)	(69,704)	(2,686,772)

Contract transactions
Contract purchase payments	191,769	243,261	3,696,271	91,701	1,177,535
Net transfers(1)	(8,111)	330,541	(2,490,517)	321,306	(1,124,058)
Transfers for policy loans	(11,118)	(89,746)	(607,209)	(35,274)	(137,453)
Policy charges	(238,678)	(119,678)	(4,695,847)	(47,768)	(1,144,665)
Contract terminations:
Surrender benefits	(356,000)	(335,640)	(7,375,773)	(148,044)	(2,113,244)
Death benefits	(35)	—	(44,459)	—	—
Increase (decrease) from contract transactions	(422,173)	28,738	(11,517,534)	181,921	(3,341,885)
Net assets at beginning of year	7,329,746	5,891,648	112,418,630	2,550,033	32,584,471
Net assets at end of year	$6,586,490	$4,766,403	$99,617,973	$2,662,250	$26,555,814

Accumulation unit activity
Units outstanding at beginning of year	3,035,182	2,990,076	31,395,611	1,028,537	11,553,116
Contract purchase payments	79,896	127,909	973,956	34,688	401,806
Net transfers(1)	(3,216)	152,290	(663,218)	138,456	(362,246)
Transfers for policy loans	(4,653)	(46,455)	(153,825)	(14,144)	(52,521)
Policy charges	(99,166)	(62,859)	(1,248,367)	(18,060)	(377,422)
Contract terminations:
Surrender benefits	(147,808)	(193,718)	(1,911,325)	(56,698)	(708,479)
Death benefits	(14)	—	(10,896)	—	—
Units outstanding at end of year	2,860,221	2,967,243	28,381,936	1,112,779	10,454,254

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	123

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	Temp Global Bond, Cl 2	Third Ave Val	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4
Operations
Investment income (loss) — net	$(19,222)	$376,111	$76,411	$(1,119,099)	$(1,842,126)
Net realized gain (loss) on sales of investments	(5,957)	572,393	(119,385)	5,383,230	24,944,514
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	82,325	(7,071,321)	(514,293)	(27,678,510)	(54,416,146)
Net increase (decrease) in net assets resulting from operations	57,146	(6,122,817)	(557,267)	(23,414,379)	(31,313,758)

Contract transactions
Contract purchase payments	211,389	1,230,319	124,158	22,179,362	15,559,636
Net transfers(1)	110,335	(1,018,608)	295,365	11,023,144	(975,704)
Transfers for policy loans	(47,109)	(121,216)	89,787	(2,902,548)	(3,642,977)
Policy charges	(80,439)	(1,147,910)	(59,863)	(5,342,222)	(5,883,358)
Contract terminations:
Surrender benefits	(121,124)	(1,719,647)	(56,535)	(8,284,473)	(22,687,288)
Death benefits	(1,156)	(8,360)	—	(66,905)	(59,482)
Increase (decrease) from contract transactions	71,896	(2,785,422)	392,912	16,606,358	(17,689,173)
Net assets at beginning of year	3,754,335	32,021,400	2,999,628	244,723,961	363,470,781
Net assets at end of year	$3,883,377	$23,113,161	$2,835,273	$237,915,940	$314,467,850

Accumulation unit activity
Units outstanding at beginning of year	3,815,141	11,969,535	3,170,586	136,904,243	199,757,238
Contract purchase payments	212,926	478,246	147,076	12,845,702	8,610,800
Net transfers(1)	119,876	(394,760)	287,687	6,693,024	952,355
Transfers for policy loans	(48,264)	(50,157)	102,674	(1,695,424)	(2,000,232)
Policy charges	(80,686)	(434,085)	(70,640)	(3,058,346)	(3,241,437)
Contract terminations:
Surrender benefits	(126,052)	(650,662)	(68,479)	(4,564,147)	(12,592,901)
Death benefits	(1,182)	(3,303)	—	(39,146)	(30,965)
Units outstanding at end of year	3,891,759	10,914,814	3,568,904	147,085,906	191,454,858

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

124	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2
Operations
Investment income (loss) — net	$62,792	$(81,783)	$(106,505)	$(8,710)	$(24,995)
Net realized gain (loss) on sales of investments	(87,129)	271,509	1,053,734	14,833	83,604
Distributions from capital gains	209,282	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(845,466)	(661,292)	(1,586,651)	(54,845)	(304,325)
Net increase (decrease) in net assets resulting from operations	(660,521)	(471,566)	(639,422)	(48,722)	(245,716)

Contract transactions
Contract purchase payments	548,805	505,034	928,841	25,752	284,248
Net transfers(1)	408,754	2,567,036	65,288	367,349	738,002
Transfers for policy loans	(7,821)	(102,285)	(93,808)	2,046	(27,685)
Policy charges	(106,230)	(595,143)	(873,963)	(60,279)	(177,752)
Contract terminations:
Surrender benefits	(18,494)	(1,542,529)	(2,662,969)	(8,706)	(99,587)
Death benefits	—	(11,827)	(1,829)	—	—
Increase (decrease) from contract transactions	825,014	820,286	(2,638,440)	326,162	717,226
Net assets at beginning of year	2,974,490	13,766,457	20,895,312	1,408,815	4,286,538
Net assets at end of year	$3,138,983	$14,115,177	$17,617,450	$1,686,255	$4,758,048

Accumulation unit activity
Units outstanding at beginning of year	1,817,904	10,586,573	15,993,752	1,289,024	3,831,626
Contract purchase payments	346,525	396,454	727,495	23,317	253,377
Net transfers(1)	242,868	2,013,678	147,659	342,764	647,292
Transfers for policy loans	(4,296)	(86,835)	(72,372)	1,849	(25,202)
Policy charges	(67,262)	(463,933)	(679,290)	(56,292)	(160,528)
Contract terminations:
Surrender benefits	(11,459)	(1,207,203)	(2,078,485)	(8,125)	(90,720)
Death benefits	—	(8,837)	(1,467)	—	—
Units outstanding at end of year	2,324,280	11,229,897	14,037,292	1,592,537	4,455,845

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	125

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
Operations
Investment income (loss) — net	$(175,650)	$(159,030)	$(1,955,301)	$(3,435,896)	$(2,763,694)
Net realized gain (loss) on sales of investments	658,465	667,386	8,606,357	37,509,534	10,860,558
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(4,227,798)	(2,613,725)	(28,434,734)	(69,876,450)	(53,199,720)
Net increase (decrease) in net assets resulting from operations	(3,744,983)	(2,105,369)	(21,783,678)	(35,802,812)	(45,102,856)

Contract transactions
Contract purchase payments	3,818,496	1,719,025	21,173,916	24,108,344	50,353,756
Net transfers(1)	5,322,952	5,913,333	2,413,008	(14,161,797)	7,949,501
Transfers for policy loans	(841,173)	(68,948)	(274,884)	(2,571,742)	(3,435,075)
Policy charges	(778,016)	(933,085)	(12,203,752)	(20,308,291)	(16,298,344)
Contract terminations:
Surrender benefits	(1,596,356)	(1,823,983)	(18,048,045)	(36,319,189)	(25,050,977)
Death benefits	—	—	(28,589)	(433,658)	(19,946)
Increase (decrease) from contract transactions	5,925,903	4,806,342	(6,968,346)	(49,686,333)	13,498,915
Net assets at beginning of year	39,993,166	28,788,773	366,198,353	629,937,623	591,249,300
Net assets at end of year	$42,174,086	$31,489,746	$337,446,329	$544,448,478	$559,645,359

Accumulation unit activity
Units outstanding at beginning of year	34,177,481	25,088,482	235,009,252	400,097,319	356,964,567
Contract purchase payments	3,245,499	1,493,165	13,946,201	15,405,282	31,404,093
Net transfers(1)	4,481,282	5,111,365	1,771,069	(7,326,302)	5,342,512
Transfers for policy loans	(713,288)	(60,305)	(131,373)	(1,707,298)	(2,019,902)
Policy charges	(664,044)	(816,168)	(7,914,998)	(12,953,813)	(10,013,951)
Contract terminations:
Surrender benefits	(1,365,002)	(1,616,280)	(11,387,016)	(23,226,410)	(14,968,802)
Death benefits	—	—	(18,241)	(267,605)	(11,353)
Units outstanding at end of year	39,161,928	29,200,259	231,274,894	370,021,173	366,697,164

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

126	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 2
Operations
Investment income (loss) — net	$(5,727,948)	$(278,255)	$(423,705)	$7,257	$—
Net realized gain (loss) on sales of investments	81,289,002	2,116,078	3,754,342	(846)	5,560
Distributions from capital gains	—	—	—	3,836	—
Net change in unrealized appreciation or depreciation of investments	(153,459,348)	(3,997,357)	(6,673,827)	(10,226)	(24,399)
Net increase (decrease) in net assets resulting from operations	(77,898,294)	(2,159,534)	(3,343,190)	21	(18,839)

Contract transactions
Contract purchase payments	48,241,210	2,642,498	3,122,552	47,740	42,372
Net transfers(1)	(24,717,714)	(3,729,905)	(1,375,866)	31,534	17,089
Transfers for policy loans	(8,808,305)	(507,127)	(722,919)	168	—
Policy charges	(22,681,348)	(2,208,616)	(3,270,515)	(10,348)	(4,774)
Contract terminations:
Surrender benefits	(72,404,467)	(3,823,893)	(5,703,678)	(15,524)	(2,809)
Death benefits	(232,983)	(82,363)	(503,834)	—	—
Increase (decrease) from contract transactions	(80,603,607)	(7,709,406)	(8,454,260)	53,570	51,878
Net assets at beginning of year	1,105,955,402	52,960,127	80,158,459	278,867	163,759
Net assets at end of year	$947,453,501	$43,091,187	$68,361,009	$332,458	$196,798

Accumulation unit activity
Units outstanding at beginning of year	654,007,372	36,971,865	56,167,808	254,090	85,299
Contract purchase payments	28,646,489	1,884,240	2,226,734	44,307	21,819
Net transfers(1)	(10,997,480)	(2,592,378)	(635,271)	29,373	8,425
Transfers for policy loans	(5,293,922)	(355,201)	(538,030)	157	—
Policy charges	(13,444,291)	(1,562,440)	(2,311,128)	(9,593)	(2,446)
Contract terminations:
Surrender benefits	(43,253,993)	(2,660,085)	(4,041,124)	(14,358)	(1,432)
Death benefits	(132,744)	(58,366)	(343,533)	—	—
Units outstanding at end of year	609,531,431	31,627,635	50,525,456	303,976	111,665

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	127

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl
Operations
Investment income (loss) — net	$(33,358)	$—	$—	$(67,323)	$1,407,603
Net realized gain (loss) on sales of investments	552,753	5,267	9,303	738,854	(214,460)
Distributions from capital gains	—	—	—	—	10,521,181
Net change in unrealized appreciation or depreciation of investments	(992,098)	(35,812)	(66,582)	(2,637,759)	(28,668,138)
Net increase (decrease) in net assets resulting from operations	(472,703)	(30,545)	(57,279)	(1,966,228)	(16,953,814)

Contract transactions
Contract purchase payments	260,535	75,614	73,540	602,752	3,729,410
Net transfers(1)	(216,879)	73,658	12,105	(542,401)	(401,325)
Transfers for policy loans	(85,488)	(704)	—	(133,541)	(631,905)
Policy charges	(136,483)	(11,998)	(18,254)	(363,404)	(2,177,312)
Contract terminations:
Surrender benefits	(320,834)	(8,267)	(2,062)	(750,138)	(5,552,589)
Death benefits	(22,566)	—	—	(13,599)	(15,406)
Increase (decrease) from contract transactions	(521,715)	128,303	65,329	(1,200,331)	(5,049,127)
Net assets at beginning of year	6,207,416	262,764	340,816	15,419,825	97,743,182
Net assets at end of year	$5,212,998	$360,522	$348,866	$12,253,266	$75,740,241

Accumulation unit activity
Units outstanding at beginning of year	2,768,581	155,607	193,351	5,865,384	37,368,092
Contract purchase payments	109,229	41,620	40,867	220,637	1,486,253
Net transfers(1)	(215,184)	38,504	6,651	(140,413)	84,407
Transfers for policy loans	(37,256)	(351)	—	(52,336)	(251,502)
Policy charges	(61,711)	(6,489)	(10,310)	(136,066)	(850,836)
Contract terminations:
Surrender benefits	(133,911)	(4,446)	(1,172)	(292,657)	(2,168,584)
Death benefits	(13,729)	—	—	(4,615)	(5,309)
Units outstanding at end of year	2,416,019	224,445	229,387	5,459,934	35,662,521

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

128	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2
Operations
Investment income (loss) — net	$(462,817)	$55,349	$2,602,994	$(46,647)	$(96,814)
Net realized gain (loss) on sales of investments	(1,112,456)	208,875	(521,574)	394,085	469,450
Distributions from capital gains	26,069,315	710,195	5,652,646	1,400,682	2,038,918
Net change in unrealized appreciation or depreciation of investments	(25,566,553)	(1,353,604)	(12,159,783)	(2,759,558)	(2,804,007)
Net increase (decrease) in net assets resulting from operations	(1,072,511)	(379,185)	(4,425,717)	(1,011,438)	(392,453)

Contract transactions
Contract purchase payments	3,776,710	476,969	902,033	645,032	1,163,629
Net transfers(1)	(2,665,312)	(331,152)	721,096	(881,321)	3,716,558
Transfers for policy loans	(1,078,313)	(49,357)	(195,982)	(183,973)	(115,133)
Policy charges	(2,682,934)	(242,276)	(654,195)	(361,490)	(478,827)
Contract terminations:
Surrender benefits	(6,381,849)	(459,034)	(1,366,350)	(789,177)	(905,089)
Death benefits	(21,003)	—	(3,048)	—	—
Increase (decrease) from contract transactions	(9,052,701)	(604,850)	(596,446)	(1,570,929)	3,381,138
Net assets at beginning of year	107,471,853	11,595,194	25,133,410	15,483,156	17,216,596
Net assets at end of year	$97,346,641	$10,611,159	$20,111,247	$12,900,789	$20,205,281

Accumulation unit activity
Units outstanding at beginning of year	30,946,887	6,481,096	12,157,030	4,969,441	5,579,786
Contract purchase payments	983,610	268,440	463,935	223,569	405,562
Net transfers(1)	(567,007)	(32,848)	343,370	(251,200)	1,206,006
Transfers for policy loans	(286,990)	(26,068)	(93,628)	(60,708)	(36,114)
Policy charges	(694,198)	(134,365)	(329,098)	(112,955)	(148,288)
Contract terminations:
Surrender benefits	(1,752,633)	(266,269)	(684,031)	(214,098)	(256,674)
Death benefits	(4,887)	—	(1,489)	—	—
Units outstanding at end of year	28,624,782	6,289,986	11,856,089	4,554,049	6,750,278

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	129

Statement of Changes in Net Assets

Year ended December 31, 2018 (continued)	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$11,590
Net realized gain (loss) on sales of investments	(943)
Distributions from capital gains	—
Net change in unrealized appreciation or depreciation of investments	(19,126)
Net increase (decrease) in net assets resulting from operations	(8,479)

Contract transactions
Contract purchase payments	39,097
Net transfers(1)	40,655
Transfers for policy loans	(2,144)
Policy charges	(8,213)
Contract terminations:
Surrender benefits	(72)
Death benefits	—
Increase (decrease) from contract transactions	69,323
Net assets at beginning of year	166,894
Net assets at end of year	$227,738

Accumulation unit activity
Units outstanding at beginning of year	140,587
Contract purchase payments	33,589
Net transfers(1)	34,946
Transfers for policy loans	(1,837)
Policy charges	(7,044)
Contract terminations:
Surrender benefits	(67)
Death benefits	—
Units outstanding at end of year	200,174

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

130	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Notes to Financial Statements

1. ORGANIZATION

RiverSource Variable Life Separate Account (the Account) was established under Minnesota law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Account is used as a funding vehicle for individual variable life insurance policies issued by RiverSource Life. The following is a list of each variable life insurance product funded through the Account.

RiverSource® Single Premium Variable Life Insurance*

RiverSource Succession Select® Variable Life Insurance*

RiverSource® Variable Second-To-Die Life Insurance*

RiverSource® Variable Universal Life Insurance

RiverSource® Variable Universal Life Insurance III

RiverSource® Variable Universal Life IV

RiverSource® Variable Universal Life IV – Estate Series

RiverSource® Variable Universal Life 5

RiverSource® Variable Universal Life 5 – Estate Series

RiverSource® Variable Universal Life 6 Insurance

RiverSource® Single Premium Variable Life Insurance Policy (RVS SPVL)*

*

New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2019, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl A	AB VPS Large Cap Growth Portfolio (Class A)(1)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
ALPS Alerian Engy Infr, Class I	ALPS/Alerian Energy Infrastructure Portfolio: Class I(1)
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Intl, Cl I	American Century VP International, Class I
AC VP Intl, Cl II	American Century VP International, Class II
AC VP Val, Cl I	American Century VP Value, Class I
AC VP Val, Cl II	American Century VP Value, Class II
BlackRock Global Alloc, Cl I	BlackRock Global Allocation V.I. Fund (Class I)(1)
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I
Col VP Bal, Cl 1	Columbia Variable Portfolio – Balanced Fund (Class 1)(1)
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Commodity Strategy, Cl 1	Columbia Variable Portfolio – Commodity Strategy Fund (Class 1)(1)
Col VP Commodity Strategy, Cl 2	Columbia Variable Portfolio – Commodity Strategy Fund (Class 2)
Col VP Contrarian Core, Cl 1	Columbia Variable Portfolio – Contrarian Core Fund (Class 1)(1)
Col VP Contrarian Core, Cl 2	Columbia Variable Portfolio – Contrarian Core Fund (Class 2)
Col VP Disciplined Core, Cl 1	Columbia Variable Portfolio – Disciplined Core Fund (Class 1)(1)
Col VP Disciplined Core, Cl 2	Columbia Variable Portfolio – Disciplined Core Fund (Class 2)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Div Abs Return, Cl 2	Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2)(2)
Col VP Divd Opp, Cl 1	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 1)(1)
Col VP Divd Opp, Cl 2	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	131

Division	Fund
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emerg Mkts Bond, Cl 1	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 1)(1)
Col VP Emerg Mkts Bond, Cl 2	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2)
Col VP Emer Mkts, Cl 1	Columbia Variable Portfolio – Emerging Markets Fund (Class 1)(1)
Col VP Emer Mkts, Cl 2	Columbia Variable Portfolio – Emerging Markets Fund (Class 2)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Strategic Inc, Cl 2	Columbia Variable Portfolio – Global Strategic Income Fund (Class 2)
Col VP Global Strategic Inc, Cl 3	Columbia Variable Portfolio – Global Strategic Income Fund (Class 3)
Col VP Govt Money Mkt, Cl 1	Columbia Variable Portfolio – Government Money Market Fund (Class 1)(1)
Col VP Govt Money Mkt, Cl 2	Columbia Variable Portfolio – Government Money Market Fund (Class 2)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 1	Columbia Variable Portfolio – High Yield Bond Fund (Class 1)(1)
Col VP Hi Yield Bond, Cl 2	Columbia Variable Portfolio – High Yield Bond Fund (Class 2)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 1	Columbia Variable Portfolio – Income Opportunities Fund (Class 1)(1)
Col VP Inc Opp, Cl 2	Columbia Variable Portfolio – Income Opportunities Fund (Class 2)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 1	Columbia Variable Portfolio – Intermediate Bond Fund (Class 1)(1)
Col VP Inter Bond, Cl 2	Columbia Variable Portfolio – Intermediate Bond Fund (Class 2)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 1	Columbia Variable Portfolio – Large Cap Growth Fund (Class 1)(1)
Col VP Lg Cap Gro, Cl 2	Columbia Variable Portfolio – Large Cap Growth Fund (Class 2)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 1	Columbia Variable Portfolio – Large Cap Index Fund (Class 1)(1)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 1	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 1)(1)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Long Govt/Cr Bond, Cl 1	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 1)(1)
Col VP Long Govt/Cr Bond, Cl 2	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2)
Col VP Mid Cap Gro, Cl 1	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 1)(1)
Col VP Mid Cap Gro, Cl 2	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)
Col VP Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3)
Col VP Overseas Core, Cl 1	Columbia Variable Portfolio – Overseas Core Fund (Class 1)(1)
Col VP Overseas Core, Cl 2	Columbia Variable Portfolio – Overseas Core Fund (Class 2)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 1	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 1)(1) (previously Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 1))
Col VP Select Lg Cap Val, Cl 2	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 2) (previously Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 2))
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3) (previously Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3))
Col VP Select Mid Cap Val, Cl 1	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 1)(1) (previously Columbia Variable Portfolio – Mid Cap Value Fund (Class 1))
Col VP Select Mid Cap Val, Cl 2	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 2) (previously Columbia Variable Portfolio – Mid Cap Value Fund (Class 2))
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3) (previously Columbia Variable Portfolio – Mid Cap Value Fund (Class 3))
Col VP Select Sm Cap Val, Cl 1	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 1)(1) (previously Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 1))
Col VP Select Sm Cap Val, Cl 2	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (previously Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2))
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3) (previously Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3))
Col VP Strategic Inc, Cl 1	Columbia Variable Portfolio – Strategic Income Fund (Class 1)(1)
Col VP Strategic Inc, Cl 2	Columbia Variable Portfolio – Strategic Income Fund (Class 2)
Col VP US Eq, Cl 1	Columbia Variable Portfolio – U.S. Equities Fund (Class 1)(1),(3)
Col VP US Eq, Cl 2	Columbia Variable Portfolio – U.S. Equities Fund (Class 2)(4)
Col VP US Govt Mtge, Cl 1	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 1)(1)
Col VP US Govt Mtge, Cl 2	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2)

132	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Division	Fund
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio
CTIVP AC Div Bond, Cl 1	CTIVP® – American Century Diversified Bond Fund (Class 1)(1)
CTIVP AC Div Bond, Cl 2	CTIVP® – American Century Diversified Bond Fund (Class 2)
CTIVP AQR Intl Core Eq, Cl 1

CTIVP® – AQR International Core Equity Fund (Class 1)(1)
(effective sometime during the second quarter of 2020, this Fund will be renamed to Variable Portfolio – Partners International Core Equity Fund (Class 1))

CTIVP AQR Intl Core Eq, Cl 2

CTIVP® – AQR International Core Equity Fund (Class 2)
(effective sometime during the second quarter of 2020, this Fund will be renamed to Variable Portfolio – Partners International Core Equity Fund (Class 2))

CTIVP AQR Man Fut Strategy, Cl 1	CTIVP® – AQR Managed Futures Strategy Fund (Class 1)(1),(5)
CTIVP AQR Man Fut Strategy, Cl 2	CTIVP® – AQR Managed Futures Strategy Fund (Class 2)(6)
CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 1)(1)
CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 2)
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP CenterSquare Real Est, Cl 1	CTIVP® – CenterSquare Real Estate Fund (Class 1)(1)
CTIVP CenterSquare Real Est, Cl 2	CTIVP® – CenterSquare Real Estate Fund (Class 2)
CTIVP DFA Intl Val, Cl 1	CTIVP® – DFA International Value Fund (Class 1)(1) (effective sometime during the second quarter of 2020, this Fund will be renamed to Variable Portfolio – Partners International Value Fund (Class 1))
CTIVP DFA Intl Val, Cl 2	CTIVP® – DFA International Value Fund (Class 2) (effective sometime during the second quarter of 2020, this Fund will be renamed to Variable Portfolio – Partners International Value Fund (Class 2))
CTIVP Lazard Intl Eq Adv, Cl 1	CTIVP® – Lazard International Equity Advantage Fund (Class 1)(1)
CTIVP Lazard Intl Eq Adv, Cl 2	CTIVP® – Lazard International Equity Advantage Fund (Class 2)
CTIVP Loomis Sayles Gro, Cl 1	CTIVP® – Loomis Sayles Growth Fund (Class 1)(1)
CTIVP Loomis Sayles Gro, Cl 2	CTIVP® – Loomis Sayles Growth Fund (Class 2)
CTIVP LA Capital Lg Cap Gro, Cl 1	CTIVP® – Los Angeles Capital Large Cap Growth Fund (Class 1)(1)
CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP® – Los Angeles Capital Large Cap Growth Fund (Class 2)
CTIVP MFS Val, Cl 1	CTIVP® – MFS® Value Fund (Class 1)(1)
CTIVP MFS Val, Cl 2	CTIVP® – MFS® Value Fund (Class 2)
CTIVP MS Adv, Cl 1	CTIVP® – Morgan Stanley Advantage Fund (Class 1)(1)
CTIVP MS Adv, Cl 2	CTIVP® – Morgan Stanley Advantage Fund (Class 2)
CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP® – T. Rowe Price Large Cap Value Fund (Class 1)(1)
CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP® – T. Rowe Price Large Cap Value Fund (Class 2)
CTIVP TCW Core Plus Bond, Cl 1	CTIVP® – TCW Core Plus Bond Fund (Class 1)(1)
CTIVP TCW Core Plus Bond, Cl 2	CTIVP® – TCW Core Plus Bond Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP® – Victory Sycamore Established Value Fund (Class 1)(1)
CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP® – Victory Sycamore Established Value Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
CTIVP WF Short Duration Govt, Cl 1	CTIVP® – Wells Fargo Short Duration Government Fund (Class 1)(1)
CTIVP WF Short Duration Govt, Cl 2	CTIVP® – Wells Fargo Short Duration Government Fund (Class 2)
CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP® – Westfield Mid Cap Growth Fund (Class 1)(1)
CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP® – Westfield Mid Cap Growth Fund (Class 2)
CTIVP Wm Blair Intl Leaders, Cl 1

CTIVP® – William Blair International Leaders Fund (Class 1)(1)
(previously CTIVP® – Oppenheimer International Growth Fund (Class 1); effective sometime during the second quarter of 2020, this Fund will be renamed to Variable Portfolio – Partners International Growth Fund (Class 1))

CTIVP Wm Blair Intl Leaders, Cl 2

CTIVP® – William Blair International Leaders Fund (Class 2)
(previously CTIVP® – Oppenheimer International Growth Fund (Class 2); effective sometime during the second quarter of 2020, this Fund will be renamed to Variable Portfolio – Partners International Growth Fund (Class 2))

DWS Alt Asset Alloc VIP, Cl A	DWS Alternative Asset Allocation VIP, Class A(1)
DWS Alt Asset Alloc VIP, Cl B	DWS Alternative Asset Allocation VIP, Class B
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Init Cl	Fidelity® VIP ContrafundSM Portfolio Initial Class(1)
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Gro & Inc, Serv Cl 2	Fidelity® VIP Growth & Income Portfolio Service Class 2
Fid VIP Mid Cap, Init Cl	Fidelity® VIP Mid Cap Portfolio Initial Class(1)
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	133

Division	Fund
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Fid VIP Strategic Inc, Init Cl	Fidelity® VIP Strategic Income Portfolio Initial Class(1)
Fid VIP Strategic Inc, Serv Cl 2	Fidelity® VIP Strategic Income Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 1	Franklin Income VIP Fund – Class 1(1)
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 1	Franklin Mutual Shares VIP Fund – Class 1(1)
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Sm Cap Val, Cl 1	Franklin Small Cap Value VIP Fund – Class 1(1)
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
GS VIT Sm Cap Eq Insights, Inst	Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco Opp VI Global, Ser I	Invesco Oppenheimer V.I. Global Fund, Series I Shares(1) (previously Oppenheimer Global Fund/VA)
Invesco Opp VI Global, Ser II	Invesco Oppenheimer V.I. Global Fund, Series II Shares (previously Oppenheimer Global Fund/VA, Service Shares)
Inves Opp VI Gbl Strat Inc, Ser I	Invesco Oppenheimer V.I. Global Strategic Income Fund, Series I Shares(1) (previously Oppenheimer Global Strategic Income Fund/VA)
Inves Opp VI Gbl Strat Inc, Ser II	Invesco Oppenheimer V.I. Global Strategic Income Fund, Series II Shares (previously Oppenheimer Global Strategic Income Fund/VA, Service Shares)
Inves Opp VI Mn St Sm Cap, Ser I	Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series I Shares(1) (previously Oppenheimer Main Street Small Cap Fund®/VA)
Inves Opp VI Mn St Sm Cap, Ser II	Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series II Shares (previously Oppenheimer Main Street Small Cap Fund®/VA, Service Shares)
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI Bal Risk Alloc, Ser I	Invesco V.I. Balanced-Risk Allocation Fund, Series I Shares(1)
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Div Divd, Ser I	Invesco V.I. Diversified Dividend Fund, Series I Shares
Invesco VI Intl Gro, Ser II	Invesco V.I. International Growth Fund, Series II Shares
Invesco VI Mid Cap Gro, Ser I	Invesco V.I. Mid Cap Growth Fund, Series I Shares(7)
Invesco VI Tech, Ser I	Invesco V.I. Technology Fund, Series I Shares
Ivy VIP Asset Strategy, Cl II	Ivy VIP Asset Strategy, Class II
Janus Henderson VIT Bal, Inst	Janus Henderson VIT Balanced Portfolio: Institutional Shares(1)
Janus Henderson VIT Bal, Serv	Janus Henderson VIT Balanced Portfolio: Service Shares(8),(9)
Janus Henderson VIT Enter, Serv	Janus Henderson VIT Enterprise Portfolio: Service Shares
Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flexible Bond Portfolio: Institutional Shares(1)
Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Flexible Bond Portfolio: Service Shares
Janus Henderson VIT Gbl Tech, Serv

Janus Henderson VIT Global Technology Portfolio: Service Shares
(effective on or about April 29, 2020, this Fund will be renamed to Janus Henderson VIT Global Technology and Innovation Portfolio: Service Shares)

Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Inst	Janus Henderson VIT Research Portfolio: Institutional Shares(1)
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Ret Global Dyn MA, Inv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Investor Shares(1)
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Utilities, Init Cl	MFS® Utilities Series – Initial Class(1)
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl I	Morgan Stanley VIF Discovery Portfolio, Class I Shares(1) (previously Morgan Stanley VIF Mid Cap Growth Portfolio, Class I Shares)

134	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Division	Fund
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares (previously Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares)
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
NB AMT Sus Eq, Cl I	Neuberger Berman AMT Sustainable Equity Portfolio (Class I)(1)
NB AMT Sus Eq, Cl S	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT All Asset, Inst Cl	PIMCO VIT All Asset Portfolio, Institutional Class(1)
PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Global Managed Asset Allocation Portfolio, Advisor Class (previously PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class)
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
PIMCO VIT Tot Return, Inst Cl	PIMCO VIT Total Return Portfolio, Institutional Class(1)
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Sus Leaders, Cl IA	Putnam VT Sustainable Leaders Fund – Class IA Shares
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Temp Global Bond, Cl 1	Templeton Global Bond VIP Fund – Class 1(1)
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Third Ave Val	Third Avenue Value Portfolio (effective on or about March 16, 2020, this Fund was renamed to Third Avenue VST FFI Strategies Portfolio)
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 1	Variable Portfolio – Aggressive Portfolio (Class 1)(1)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Col Wanger Intl Eq, Cl 1	Variable Portfolio – Columbia Wanger International Equities Fund (Class 1)(1),(10)
VP Col Wanger Intl Eq, Cl 2	Variable Portfolio – Columbia Wanger International Equities Fund (Class 2)(11)
VP Conserv, Cl 1	Variable Portfolio – Conservative Portfolio (Class 1)(1)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Vol Conserv, Cl 1	Variable Portfolio – Managed Volatility Conservative Fund (Class 1)(1)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 1	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 1)(1)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 1	Variable Portfolio – Managed Volatility Growth Fund (Class 1)(1)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 1	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 1)(1)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 1	Variable Portfolio – Moderate Portfolio (Class 1)(1)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 1	Variable Portfolio – Moderately Aggressive Portfolio (Class 1)(1)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 1	Variable Portfolio – Moderately Conservative Portfolio (Class 1)(1)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Bond, Cl 1	Variable Portfolio – Partners Core Bond Fund (Class 1)(1)
VP Ptnrs Core Bond, Cl 2	Variable Portfolio – Partners Core Bond Fund (Class 2)
VP Ptnrs Core Eq, Cl 1	Variable Portfolio – Partners Core Equity Fund (Class 1)(1) (previously CTIVP® – MFS® Blended Research® Core Equity Fund (Class 1))
VP Ptnrs Core Eq, Cl 2	Variable Portfolio – Partners Core Equity Fund (Class 2) (previously CTIVP® – MFS® Blended Research® Core Equity Fund (Class 2))
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3) (previously CTIVP® – MFS® Blended Research® Core Equity Fund (Class 3))
VP Ptnrs Sm Cap Gro, Cl 1	Variable Portfolio – Partners Small Cap Growth Fund (Class 1)(1)
VP Ptnrs Sm Cap Gro, Cl 2	Variable Portfolio – Partners Small Cap Growth Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 1	Variable Portfolio – Partners Small Cap Value Fund (Class 1)(1)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	135

Division	Fund
VP Ptnrs Sm Cap Val, Cl 2	Variable Portfolio – Partners Small Cap Value Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
VP US Flex Conserv Gro, Cl 1	Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 1)(1)
VP US Flex Gro, Cl 1	Variable Portfolio – U.S. Flexible Growth Fund (Class 1)(1)
VP US Flex Mod Gro, Cl 1	Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 1)(1)
Wanger Intl	Wanger International
Wanger USA	Wanger USA
WF VT Index Asset Alloc, Cl 2	Wells Fargo VT Index Asset Allocation Fund – Class 2
WF VT Intl Eq, Cl 2	Wells Fargo VT International Equity Fund – Class 2
WF VT Opp, Cl 1	Wells Fargo VT Opportunity Fund – Class 1(1)
WF VT Opp, Cl 2	Wells Fargo VT Opportunity Fund – Class 2
WF VT Sm Cap Gro, Cl 1	Wells Fargo VT Small Cap Growth Fund – Class 1(1)
WF VT Sm Cap Gro, Cl 2	Wells Fargo VT Small Cap Growth Fund – Class 2
WA Var Global Hi Yd Bond, Cl I	Western Asset Variable Global High Yield Bond Portfolio – Class I(1)
WA Var Global Hi Yd Bond, Cl II	Western Asset Variable Global High Yield Bond Portfolio – Class II

(1)	For the period February 25, 2019 (commencement of operations) to December 31, 2019.
(2)	Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) is scheduled to liquidate on or about April 24, 2020.
(3)	Columbia Variable Portfolio – U.S. Equities Fund (Class 1) is scheduled to liquidate on or about April 24, 2020.
(4)	Columbia Variable Portfolio – U.S. Equities Fund (Class 2) is scheduled to liquidate on or about April 24, 2020.
(5)	CTIVP® – AQR Managed Futures Strategy Fund (Class 1) is scheduled to liquidate on or about April 24, 2020.
(6)	CTIVP® – AQR Managed Futures Strategy Fund (Class 2) is scheduled to liquidate on or about April 24, 2020.
(7)	Invesco V.I. Mid Cap Growth Fund, Series I Shares is scheduled to merge into Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I Shares sometime during the second quarter of 2020.
(8)	Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson VIT Balanced Portfolio: Service Shares on April 27, 2018.
(9)	For the period April 27, 2018 (commencement of operations) to December 31, 2018.
(10)	Variable Portfolio – Columbia Wanger International Equities Fund (Class 1) is scheduled to liquidate on or about April 24, 2020.
(11)	Variable Portfolio – Columbia Wanger International Equities Fund (Class 2) is scheduled to liquidate on or about April 24, 2020.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as the issuer of the variable life insurance policies.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2019.

Federal Income Taxes

RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the

136	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

Recent Accounting Pronouncement

Accounting Standards Update 2018-13 Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. The Account adopted the standard on January 1, 2020. There was no impact of the standard to the Account’s financials condition or results of operations.

3.  VARIABLE ACCOUNT EXPENSES

RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.00%, 0.20%, 0.30%, 0.45%, 0.50% or 0.90% of the average daily net assets of each subaccount depending on the product selected.

RiverSource Life also deducts a daily minimum death benefit guarantee risk charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount offered by the RVS SPVL product. This charge compensates RiverSource Life for the risk it assumes by providing a guaranteed minimum death benefit.

4.  POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee may be deducted each month to reimburse RiverSource Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RiverSource Life deducts a premium expense charge from each premium payment. It partially compensates RiverSource Life for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies.

Each month RiverSource Life deducts charges for any optional insurance benefits added to the policy by rider.

Some products may also charge a death benefit guarantee charge or a no lapse guarantee charge.

5.  SURRENDER CHARGES

RiverSource Life may assess a surrender charge to help it recover certain expenses related to the issuance of the policy. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life. Charges by RiverSource Life for surrenders are not identified on an individual division basis.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	137

6.  RELATED PARTY TRANSACTIONS

RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2019 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$138,733
AB VPS Gro & Inc, Cl B	6,587,413
AB VPS Intl Val, Cl B	2,248,185
AB VPS Lg Cap Gro, Cl A	643,109
AB VPS Lg Cap Gro, Cl B	11,920,959
ALPS Alerian Engy Infr, Class I	65,308
ALPS Alerian Engy Infr, Class III	1,612,353
AC VP Intl, Cl I	1,284,457
AC VP Intl, Cl II	1,252,378
AC VP Val, Cl I	5,276,573
AC VP Val, Cl II	4,194,593
BlackRock Global Alloc, Cl I	359,571
BlackRock Global Alloc, Cl III	1,732,430
Calvert VP SRI Bal, Cl I	3,675,411
Col VP Bal, Cl 1	859,192
Col VP Bal, Cl 3	7,534,246
Col VP Commodity Strategy, Cl 1	24,936
Col VP Commodity Strategy, Cl 2	30,328
Col VP Contrarian Core, Cl 1	342,501
Col VP Contrarian Core, Cl 2	490,120
Col VP Disciplined Core, Cl 1	230,174
Col VP Disciplined Core, Cl 2	557,536
Col VP Disciplined Core, Cl 3	1,738,434
Col VP Div Abs Return, Cl 2	17,531
Col VP Divd Opp, Cl 1	302,684
Col VP Divd Opp, Cl 2	603,050
Col VP Divd Opp, Cl 3	2,895,009
Col VP Emerg Mkts Bond, Cl 1	26,184
Col VP Emerg Mkts Bond, Cl 2	151,094
Col VP Emer Mkts, Cl 1	376,453
Col VP Emer Mkts, Cl 2	1,546,543
Col VP Emer Mkts, Cl 3	8,478,869
Col VP Global Strategic Inc, Cl 2	47,666
Col VP Global Strategic Inc, Cl 3	2,227,785
Col VP Govt Money Mkt, Cl 1	744,791
Col VP Govt Money Mkt, Cl 2	2,608,856
Col VP Govt Money Mkt, Cl 3	11,852,956
Col VP Hi Yield Bond, Cl 1	229,265
Col VP Hi Yield Bond, Cl 2	559,092
Col VP Hi Yield Bond, Cl 3	5,895,622
Col VP Inc Opp, Cl 1	124,550
Col VP Inc Opp, Cl 2	252,791

Division	Purchases
Col VP Inc Opp, Cl 3	$3,547,754
Col VP Inter Bond, Cl 1	403,781
Col VP Inter Bond, Cl 2	577,951
Col VP Inter Bond, Cl 3	13,148,563
Col VP Lg Cap Gro, Cl 1	385,712
Col VP Lg Cap Gro, Cl 2	583,938
Col VP Lg Cap Gro, Cl 3	1,639,589
Col VP Lg Cap Index, Cl 1	1,603,477
Col VP Lg Cap Index, Cl 3	9,499,698
Col VP Limited Duration Cr, Cl 1	112,530
Col VP Limited Duration Cr, Cl 2	3,907,312
Col VP Long Govt/Cr Bond, Cl 1	26,992
Col VP Long Govt/Cr Bond, Cl 2	41,157
Col VP Mid Cap Gro, Cl 1	228,907
Col VP Mid Cap Gro, Cl 2	301,325
Col VP Mid Cap Gro, Cl 3	1,075,521
Col VP Overseas Core, Cl 1	79,076
Col VP Overseas Core, Cl 2	550,873
Col VP Overseas Core, Cl 3	10,977,493
Col VP Select Lg Cap Val, Cl 1	92,585
Col VP Select Lg Cap Val, Cl 2	418,885
Col VP Select Lg Cap Val, Cl 3	2,995,216
Col VP Select Mid Cap Val, Cl 1	89,206
Col VP Select Mid Cap Val, Cl 2	426,885
Col VP Select Mid Cap Val, Cl 3	1,568,987
Col VP Select Sm Cap Val, Cl 1	89,582
Col VP Select Sm Cap Val, Cl 2	177,359
Col VP Select Sm Cap Val, Cl 3	907,583
Col VP Strategic Inc, Cl 1	466,592
Col VP Strategic Inc, Cl 2	900,450
Col VP US Eq, Cl 1	128,833
Col VP US Eq, Cl 2	308,874
Col VP US Govt Mtge, Cl 1	17,286
Col VP US Govt Mtge, Cl 2	209,082
Col VP US Govt Mtge, Cl 3	3,925,840
CS Commodity Return	789,950
CTIVP AC Div Bond, Cl 1	108,986
CTIVP AC Div Bond, Cl 2	90,677
CTIVP AQR Intl Core Eq, Cl 1	135,773
CTIVP AQR Intl Core Eq, Cl 2	114,361
CTIVP AQR Man Fut Strategy, Cl 1	28,774
CTIVP AQR Man Fut Strategy, Cl 2	62,006

138	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Division	Purchases
CTIVP BR Gl Infl Prot Sec, Cl 1	$8,966
CTIVP BR Gl Infl Prot Sec, Cl 2	175,112
CTIVP BR Gl Infl Prot Sec, Cl 3	1,612,690
CTIVP CenterSquare Real Est, Cl 1	232,460
CTIVP CenterSquare Real Est, Cl 2	683,264
CTIVP DFA Intl Val, Cl 1	130,553
CTIVP DFA Intl Val, Cl 2	453,732
CTIVP Lazard Intl Eq Adv, Cl 1	270,977
CTIVP Lazard Intl Eq Adv, Cl 2	704,154
CTIVP Loomis Sayles Gro, Cl 1	175,548
CTIVP Loomis Sayles Gro, Cl 2	442,722
CTIVP LA Capital Lg Cap Gro, Cl 1	43,673
CTIVP LA Capital Lg Cap Gro, Cl 2	105,918
CTIVP MFS Val, Cl 1	572,396
CTIVP MFS Val, Cl 2	931,813
CTIVP MS Adv, Cl 1	344,333
CTIVP MS Adv, Cl 2	773,524
CTIVP T Rowe Price LgCap Val, Cl 1	280,018
CTIVP T Rowe Price LgCap Val, Cl 2	302,625
CTIVP TCW Core Plus Bond, Cl 1	151,578
CTIVP TCW Core Plus Bond, Cl 2	116,997
CTIVP Vty Sycamore Estb Val, Cl 1	317,477
CTIVP Vty Sycamore Estb Val, Cl 2	1,077,523
CTIVP Vty Sycamore Estb Val, Cl 3	3,914,976
CTIVP WF Short Duration Govt, Cl 1	118,714
CTIVP WF Short Duration Govt, Cl 2	38,977
CTIVP Westfield Mid Cap Gro, Cl 1	88,553
CTIVP Westfield Mid Cap Gro, Cl 2	215,533
CTIVP Wm Blair Intl Leaders, Cl 1	235,546
CTIVP Wm Blair Intl Leaders, Cl 2	652,476
DWS Alt Asset Alloc VIP, Cl A	28,513
DWS Alt Asset Alloc VIP, Cl B	514,936
EV VT Floating-Rate Inc, Init Cl	2,260,724
Fid VIP Contrafund, Init Cl	746,995
Fid VIP Contrafund, Serv Cl 2	16,633,237
Fid VIP Gro & Inc, Serv Cl	6,261,856
Fid VIP Gro & Inc, Serv Cl 2	4,852,212
Fid VIP Mid Cap, Init Cl	672,308
Fid VIP Mid Cap, Serv Cl	11,400,056
Fid VIP Mid Cap, Serv Cl 2	11,771,396
Fid VIP Overseas, Serv Cl	1,831,315
Fid VIP Overseas, Serv Cl 2	2,085,533
Fid VIP Strategic Inc, Init Cl	202,914
Fid VIP Strategic Inc, Serv Cl 2	657,089
Frank Global Real Est, Cl 2	3,748,533
Frank Inc, Cl 1	84,788
Frank Inc, Cl 2	2,645,245
Frank Mutual Shares, Cl 1	14,750
Frank Mutual Shares, Cl 2	2,914,580
Frank Sm Cap Val, Cl 1	316,269
Frank Sm Cap Val, Cl 2	8,468,627
GS VIT Mid Cap Val, Inst	4,339,895
GS VIT Multi-Strategy Alt, Advisor	244,409
GS VIT Sm Cap Eq Insights, Inst	682,477
GS VIT U.S. Eq Insights, Inst	3,671,307
Invesco Opp VI Global, Ser I	187,494
Invesco Opp VI Global, Ser II	5,448,058
Inves Opp VI Gbl Strat Inc, Ser I	23,874
Inves Opp VI Gbl Strat Inc, Ser II	4,794,175

Division	Purchases
Inves Opp VI Mn St Sm Cap, Ser I	$302,913
Inves Opp VI Mn St Sm Cap, Ser II	4,547,887
Invesco VI Am Fran, Ser I	2,578,072
Invesco VI Am Fran, Ser II	2,284,112
Invesco VI Bal Risk Alloc, Ser I	64,673
Invesco VI Bal Risk Alloc, Ser II	1,337,575
Invesco VI Comstock, Ser II	1,719,337
Invesco VI Core Eq, Ser I	12,755,144
Invesco VI Div Divd, Ser I	3,890,491
Invesco VI Intl Gro, Ser II	3,468,040
Invesco VI Mid Cap Gro, Ser I	2,241,047
Invesco VI Tech, Ser I	1,870,578
Ivy VIP Asset Strategy, Cl II	646,241
Janus Henderson VIT Bal, Inst	855,057
Janus Henderson VIT Bal, Serv	1,414,115
Janus Henderson VIT Enter, Serv	3,302,698
Janus Henderson VIT Flex Bd, Inst	33,601
Janus Henderson VIT Flex Bd, Serv	186,007
Janus Henderson VIT Gbl Tech, Serv	5,134,774
Janus Henderson VIT Overseas, Serv	1,865,104
Janus Henderson VIT Res, Inst	127,164
Janus Henderson VIT Res, Serv	2,535,769
Lazard Ret Global Dyn MA, Inv	29,250
Lazard Ret Global Dyn MA, Serv	675,910
MFS Mass Inv Gro Stock, Serv Cl	5,086,596
MFS New Dis, Serv Cl	7,413,791
MFS Utilities, Init Cl	270,870
MFS Utilities, Serv Cl	3,221,331
MS VIF Dis, Cl I	434,412
MS VIF Dis, Cl II	7,895,172
MS VIF Global Real Est, Cl II	2,284,353
NB AMT Sus Eq, Cl I	87,948
NB AMT Sus Eq, Cl S	147,138
NB AMT US Eq Index PW Strat, Cl S	117,897
PIMCO VIT All Asset, Advisor Cl	1,519,518
PIMCO VIT All Asset, Inst Cl	62,161
PIMCO VIT Glb Man As Alloc, Adv Cl	22,738
PIMCO VIT Tot Return, Advisor Cl	4,648,338
PIMCO VIT Tot Return, Inst Cl	182,053
Put VT Global Hlth Care, Cl IB	2,643,351
Put VT Hi Yield, Cl IB	609,146
Put VT Intl Eq, Cl IB	845,644
Put VT Sus Leaders, Cl IA	17,690,695
Put VT Sus Leaders, Cl IB	1,351,176
Royce Micro-Cap, Invest Cl	3,164,106
Temp Global Bond, Cl 1	74,281
Temp Global Bond, Cl 2	1,507,891
Third Ave Val	551,628
VanEck VIP Global Gold, Cl S	1,108,982
VP Aggr, Cl 1	4,140,519
VP Aggr, Cl 2	23,558,896
VP Aggr, Cl 4	27,532,893
VP Col Wanger Intl Eq, Cl 1	177,613
VP Col Wanger Intl Eq, Cl 2	754,317
VP Conserv, Cl 1	160,095
VP Conserv, Cl 2	4,485,914
VP Conserv, Cl 4	6,492,942
VP Man Vol Conserv, Cl 1	39,530
VP Man Vol Conserv, Cl 2	1,909,983

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	139

Division	Purchases
VP Man Vol Conserv Gro, Cl 1	$206,729
VP Man Vol Conserv Gro, Cl 2	1,001,111
VP Man Vol Gro, Cl 1	1,962,976
VP Man Vol Gro, Cl 2	6,350,565
VP Man Vol Mod Gro, Cl 1	1,097,776
VP Man Vol Mod Gro, Cl 2	5,134,969
VP Mod, Cl 1	3,695,931
VP Mod, Cl 2	21,795,938
VP Mod, Cl 4	43,479,302
VP Mod Aggr, Cl 1	10,157,939
VP Mod Aggr, Cl 2	36,108,182
VP Mod Aggr, Cl 4	64,584,675
VP Mod Conserv, Cl 1	156,161
VP Mod Conserv, Cl 2	8,516,532
VP Mod Conserv, Cl 4	9,544,338
VP Ptnrs Core Bond, Cl 1	89,943
VP Ptnrs Core Bond, Cl 2	95,869
VP Ptnrs Core Eq, Cl 1	7,932
VP Ptnrs Core Eq, Cl 2	52,655

Division	Purchases
VP Ptnrs Core Eq, Cl 3	$626,960
VP Ptnrs Sm Cap Gro, Cl 1	42,387
VP Ptnrs Sm Cap Gro, Cl 2	121,688
VP Ptnrs Sm Cap Val, Cl 1	17,735
VP Ptnrs Sm Cap Val, Cl 2	80,006
VP Ptnrs Sm Cap Val, Cl 3	526,510
VP US Flex Conserv Gro, Cl 1	20
VP US Flex Gro, Cl 1	131,139
VP US Flex Mod Gro, Cl 1	285,949
Wanger Intl	10,234,750
Wanger USA	21,102,309
WF VT Index Asset Alloc, Cl 2	1,888,600
WF VT Intl Eq, Cl 2	11,331,358
WF VT Opp, Cl 1	25,620
WF VT Opp, Cl 2	2,376,591
WF VT Sm Cap Gro, Cl 1	311,713
WF VT Sm Cap Gro, Cl 2	5,960,548
WA Var Global Hi Yd Bond, Cl I	88,845
WA Var Global Hi Yd Bond, Cl II	66,861

8.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2019	604	$1.34	to	$1.19	$791	1.86%	0.00%	to	0.90%	15.24%		to	14.21%
2018	620	$1.16	to	$1.05	$703	1.97%	0.00%	to	0.90%	(7.35%)		to	(8.18%)
2017	304	$1.26	to	$1.14	$363	2.28%	0.00%	to	0.90%	14.32%		to	13.30%
2016	189	$1.10	to	$1.00	$195	0.35%	0.00%	to	0.90%	3.37%		to	2.44%
2015	646	$1.06	to	$0.98	$641	0.72%	0.00%	to	0.90%	(1.30%)		to	(2.19%)
AB VPS Gro & Inc, Cl B
2019	9,166	$2.25	to	$2.90	$29,458	1.04%	0.30%	to	0.90%	23.24%		to	22.50%
2018	8,870	$1.82	to	$2.36	$23,417	0.74%	0.30%	to	0.90%	(6.13%)		to	(6.69%)
2017	9,091	$1.94	to	$2.53	$25,513	1.24%	0.30%	to	0.90%	18.24%		to	17.54%
2016	10,271	$1.64	to	$2.16	$24,139	0.82%	0.30%	to	0.90%	10.74%		to	10.08%
2015	10,896	$1.48	to	$1.96	$23,189	1.18%	0.30%	to	0.90%	1.12%		to	0.52%
AB VPS Intl Val, Cl B
2019	23,116	$1.37	to	$1.68	$39,382	0.81%	0.30%	to	0.90%	16.44%		to	15.74%
2018	24,431	$1.17	to	$1.45	$35,752	1.09%	0.30%	to	0.90%	(23.21%)		to	(23.67%)
2017	25,595	$1.53	to	$1.90	$48,930	1.99%	0.30%	to	0.90%	24.72%		to	23.98%
2016	26,378	$1.23	to	$1.54	$41,047	1.08%	0.30%	to	0.90%	(1.09%)		to	(1.69%)
2015	28,187	$1.24	to	$1.56	$44,495	2.23%	0.30%	to	0.90%	2.10%		to	1.48%
AB VPS Lg Cap Gro, Cl A
2019	541	$1.19	to	$1.19	$643	—	0.00%	to	0.00%	18.61	%(8)	to	18.61	%(8)
AB VPS Lg Cap Gro, Cl B
2019	9,516	$3.23	to	$3.11	$37,472	—	0.00%	to	0.90%	34.37%		to	33.16%
2018	8,583	$2.40	to	$2.34	$25,217	—	0.00%	to	0.90%	2.32%		to	1.40%
2017	7,628	$2.35	to	$2.31	$21,733	—	0.00%	to	0.90%	31.67%		to	30.50%
2016	6,072	$1.78	to	$1.77	$12,543	—	0.00%	to	0.90%	2.35%		to	1.44%
2015	4,799	$1.74	to	$1.74	$9,752	—	0.00%	to	0.90%	10.86%		to	9.86%
ALPS Alerian Engy Infr, Class I
2019	64	$1.02	to	$1.02	$65	7.23%	0.00%	to	0.00%	1.46	%(8)	to	1.46	%(8)
ALPS Alerian Engy Infr, Class III
2019	8,472	$1.02	to	$0.79	$7,152	1.60%	0.00%	to	0.90%	20.41%		to	19.33%
2018	9,081	$0.85	to	$0.66	$6,355	1.82%	0.00%	to	0.90%	(18.95%)		to	(19.68%)
2017	9,249	$1.05	to	$0.82	$8,003	1.80%	0.00%	to	0.90%	(0.84%)		to	(1.73%)
2016	9,479	$1.06	to	$0.84	$8,289	2.58%	0.00%	to	0.90%	40.79%		to	39.54%
2015	5,852	$0.75	to	$0.60	$3,627	0.85%	0.00%	to	0.90%	(37.92%)		to	(38.48%)

140	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AC VP Intl, Cl I
2019	5,929	$2.68	to	$1.44	$13,264	0.88%	0.45%	to	0.90%	27.84%		to	27.27%
2018	6,633	$2.09	to	$1.13	$11,459	1.27%	0.45%	to	0.90%	(15.60%)		to	(15.99%)
2017	6,784	$2.48	to	$1.35	$14,003	0.88%	0.45%	to	0.90%	30.62%		to	30.03%
2016	7,583	$1.90	to	$1.04	$11,859	1.08%	0.45%	to	0.90%	(5.92%)		to	(6.34%)
2015	8,430	$2.02	to	$1.11	$13,793	0.37%	0.45%	to	0.90%	0.31%		to	(0.14%)
AC VP Intl, Cl II
2019	5,666	$1.61	to	$2.27	$9,179	0.75%	0.30%	to	0.90%	27.76%		to	26.99%
2018	6,777	$1.26	to	$1.79	$8,743	1.08%	0.30%	to	0.90%	(15.55%)		to	(16.06%)
2017	6,399	$1.49	to	$2.13	$9,815	0.72%	0.30%	to	0.90%	30.54%		to	29.76%
2016	5,857	$1.14	to	$1.64	$7,700	0.92%	0.30%	to	0.90%	(5.83%)		to	(6.40%)
2015	6,163	$1.21	to	$1.76	$8,654	0.21%	0.30%	to	0.90%	0.21%		to	(0.39%)
AC VP Val, Cl I
2019	15,898	$1.14	to	$3.73	$55,958	2.12%	0.00%	to	0.90%	13.24	%(8)	to	25.90%
2018	17,119	$2.79	to	$2.96	$48,580	1.64%	0.45%	to	0.90%	(9.56%)		to	(9.97%)
2017	19,186	$3.09	to	$3.29	$60,280	1.66%	0.45%	to	0.90%	8.26%		to	7.77%
2016	20,776	$2.85	to	$3.05	$60,449	1.75%	0.45%	to	0.90%	19.94%		to	19.40%
2015	22,285	$2.38	to	$2.56	$54,179	2.12%	0.45%	to	0.90%	(4.31%)		to	(4.75%)
AC VP Val, Cl II
2019	15,441	$2.23	to	$3.13	$32,823	1.96%	0.00%	to	0.90%	26.92%		to	25.78%
2018	16,527	$1.75	to	$2.49	$27,978	1.50%	0.00%	to	0.90%	(9.28%)		to	(10.09%)
2017	17,556	$1.93	to	$2.77	$33,212	1.51%	0.00%	to	0.90%	8.58%		to	7.60%
2016	16,039	$1.78	to	$2.57	$31,339	1.60%	0.00%	to	0.90%	20.28%		to	19.20%
2015	16,239	$1.48	to	$2.16	$26,726	1.97%	0.00%	to	0.90%	(4.02%)		to	(4.88%)
BlackRock Global Alloc, Cl I
2019	329	$1.11	to	$1.11	$364	4.02%	0.00%	to	0.00%	10.50	%(8)	to	10.50	%(8)
BlackRock Global Alloc, Cl III
2019	9,575	$1.53	to	$1.20	$12,326	1.27%	0.00%	to	0.90%	17.75%		to	16.70%
2018	10,342	$1.30	to	$1.03	$11,274	0.86%	0.00%	to	0.90%	(7.58%)		to	(8.41%)
2017	10,065	$1.41	to	$1.12	$11,792	1.43%	0.00%	to	0.90%	13.71%		to	12.69%
2016	7,723	$1.24	to	$1.00	$7,948	1.30%	0.00%	to	0.90%	3.81%		to	2.88%
2015	6,592	$1.19	to	$0.97	$6,575	1.62%	0.00%	to	0.90%	(1.00%)		to	(1.89%)
Calvert VP SRI Bal, Cl I
2019	4,308	$1.82	to	$2.11	$10,925	1.64%	0.30%	to	0.90%	24.03%		to	23.29%
2018	3,608	$1.47	to	$1.71	$7,311	1.75%	0.30%	to	0.90%	(2.96%)		to	(3.55%)
2017	3,368	$1.51	to	$1.77	$7,093	1.99%	0.30%	to	0.90%	11.66%		to	10.99%
2016	4,001	$1.35	to	$1.60	$7,493	1.85%	0.30%	to	0.90%	7.53%		to	6.89%
2015	4,295	$1.26	to	$1.49	$7,490	0.11%	0.30%	to	0.90%	(2.48%)		to	(3.07%)
Col VP Bal, Cl 1
2019	646	$1.14	to	$1.14	$738	—	0.00%	to	0.00%	14.09	%(8)	to	14.09	%(8)
Col VP Bal, Cl 3
2019	80,271	$1.97	to	$2.20	$193,548	—	0.00%	to	0.90%	22.78%		to	21.68%
2018	86,317	$1.60	to	$1.81	$169,991	—	0.00%	to	0.90%	(5.89%)		to	(6.74%)
2017	92,846	$1.70	to	$1.94	$195,459	—	0.00%	to	0.90%	14.52%		to	13.50%
2016	95,608	$1.49	to	$1.71	$175,745	—	0.00%	to	0.90%	6.41%		to	5.45%
2015	94,602	$1.40	to	$1.62	$163,708	—	0.00%	to	0.90%	1.71%		to	0.79%
Col VP Commodity Strategy, Cl 1
2019	11	$1.01	to	$1.01	$11	4.10%	0.00%	to	0.00%	1.75	%(8)	to	1.75	%(8)
Col VP Commodity Strategy, Cl 2
2019	156	$0.63	to	$0.63	$98	0.85%	0.00%	to	0.00%	7.78%		to	7.78%
2018	139	$0.58	to	$0.58	$81	—	0.00%	to	0.00%	(14.17%)		to	(14.17%)
2017	109	$0.68	to	$0.68	$74	4.96%	0.00%	to	0.00%	1.71%		to	1.71%
2016	178	$0.67	to	$0.67	$119	—	0.00%	to	0.00%	12.36%		to	12.36%
2015	82	$0.59	to	$0.59	$49	—	0.00%	to	0.00%	(23.77%)		to	(23.77%)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	141

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Contrarian Core, Cl 1
2019	259	$1.19	to	$1.19	$309	—	0.00%	to	0.00%	18.83	%(8)	to	18.83	%(8)
Col VP Contrarian Core, Cl 2
2019	1,808	$2.02	to	$2.02	$3,648	—	0.00%	to	0.00%	32.81%		to	32.81%
2018	1,614	$1.52	to	$1.52	$2,452	—	0.00%	to	0.00%	(9.14%)		to	(9.14%)
2017	1,382	$1.67	to	$1.67	$2,311	—	0.00%	to	0.00%	21.48%		to	21.48%
2016	903	$1.38	to	$1.38	$1,243	—	0.00%	to	0.00%	8.41%		to	8.41%
2015	559	$1.27	to	$1.27	$709	—	0.00%	to	0.00%	2.73%		to	2.73%
Col VP Disciplined Core, Cl 1
2019	211	$1.12	to	$1.12	$236	—	0.00%	to	0.00%	11.60	%(8)	to	11.60	%(8)
Col VP Disciplined Core, Cl 2
2019	887	$2.49	to	$2.49	$2,206	—	0.00%	to	0.00%	24.47%		to	24.47%
2018	748	$2.00	to	$2.00	$1,494	—	0.00%	to	0.00%	(3.85%)		to	(3.85%)
2017	634	$2.08	to	$2.08	$1,317	—	0.00%	to	0.00%	24.06%		to	24.06%
2016	645	$1.67	to	$1.67	$1,080	—	0.00%	to	0.00%	7.82%		to	7.82%
2015	696	$1.55	to	$1.55	$1,081	—	0.00%	to	0.00%	0.62%		to	0.62%
Col VP Disciplined Core, Cl 3
2019	117,025	$2.43	to	$1.99	$297,717	—	0.30%	to	0.90%	24.26%		to	23.52%
2018	130,718	$1.96	to	$1.61	$267,129	—	0.30%	to	0.90%	(4.03%)		to	(4.60%)
2017	144,302	$2.04	to	$1.69	$307,465	—	0.30%	to	0.90%	23.85%		to	23.11%
2016	160,720	$1.65	to	$1.37	$274,822	—	0.30%	to	0.90%	7.61%		to	6.97%
2015	178,449	$1.53	to	$1.28	$283,877	—	0.30%	to	0.90%	0.46%		to	(0.15%)
Col VP Div Abs Return, Cl 2
2019	55	$0.91	to	$0.91	$50	—	0.00%	to	0.00%	2.08%		to	2.08%
2018	40	$0.90	to	$0.90	$36	—	0.00%	to	0.00%	(8.74%)		to	(8.74%)
2017	28	$0.98	to	$0.98	$28	—	0.00%	to	0.00%	2.59%		to	2.59%
2016	20	$0.96	to	$0.96	$19	—	0.00%	to	0.00%	(2.63%)		to	(2.63%)
2015	13	$0.98	to	$0.98	$13	—	0.00%	to	0.00%	(0.83%)		to	(0.83%)
Col VP Divd Opp, Cl 1
2019	279	$1.12	to	$1.12	$311	—	0.00%	to	0.00%	11.49	%(8)	to	11.49	%(8)
Col VP Divd Opp, Cl 2
2019	1,568	$2.08	to	$2.08	$3,268	—	0.00%	to	0.00%	23.76%		to	23.76%
2018	1,360	$1.68	to	$1.68	$2,290	—	0.00%	to	0.00%	(6.01%)		to	(6.01%)
2017	1,159	$1.79	to	$1.79	$2,076	—	0.00%	to	0.00%	14.12%		to	14.12%
2016	1,088	$1.57	to	$1.57	$1,708	—	0.00%	to	0.00%	13.41%		to	13.41%
2015	771	$1.38	to	$1.38	$1,067	—	0.00%	to	0.00%	(2.89%)		to	(2.89%)
Col VP Divd Opp, Cl 3
2019	64,372	$2.02	to	$3.31	$200,604	—	0.30%	to	0.90%	23.55%		to	22.81%
2018	69,418	$1.63	to	$2.70	$175,842	—	0.30%	to	0.90%	(6.15%)		to	(6.72%)
2017	76,997	$1.74	to	$2.89	$209,234	—	0.30%	to	0.90%	13.94%		to	13.26%
2016	81,382	$1.53	to	$2.55	$203,016	—	0.30%	to	0.90%	13.18%		to	12.50%
2015	88,080	$1.35	to	$2.27	$195,127	—	0.30%	to	0.90%	(3.06%)		to	(3.64%)
Col VP Emerg Mkts Bond, Cl 1
2019	23	$1.06	to	$1.06	$25	5.30%	0.00%	to	0.00%	5.89	%(8)	to	5.89	%(8)
Col VP Emerg Mkts Bond, Cl 2
2019	413	$1.30	to	$1.30	$535	4.96%	0.00%	to	0.00%	12.08%		to	12.08%
2018	461	$1.16	to	$1.16	$532	4.37%	0.00%	to	0.00%	(7.38%)		to	(7.38%)
2017	297	$1.25	to	$1.25	$370	4.39%	0.00%	to	0.00%	11.69%		to	11.69%
2016	211	$1.12	to	$1.12	$236	2.65%	0.00%	to	0.00%	11.08%		to	11.08%
2015	84	$1.01	to	$1.01	$85	1.79%	0.00%	to	0.00%	(1.31%)		to	(1.31%)
Col VP Emer Mkts, Cl 1
2019	332	$1.18	to	$1.18	$391	0.03%	0.00%	to	0.00%	16.49	%(8)	to	16.49	%(8)

142	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Emer Mkts, Cl 2
2019	3,862	$1.57	to	$1.57	$6,081	0.14%	0.00%	to	0.00%	31.27%		to	31.27%
2018	3,695	$1.20	to	$1.20	$4,432	0.26%	0.00%	to	0.00%	(21.67%)		to	(21.67%)
2017	2,944	$1.53	to	$1.53	$4,508	0.01%	0.00%	to	0.00%	46.89%		to	46.89%
2016	1,293	$1.04	to	$1.04	$1,347	0.06%	0.00%	to	0.00%	4.81%		to	4.81%
2015	999	$0.99	to	$0.99	$994	0.11%	0.00%	to	0.00%	(9.06%)		to	(9.06%)
Col VP Emer Mkts, Cl 3
2019	21,111	$1.44	to	$3.35	$51,169	0.17%	0.30%	to	0.90%	31.04%		to	30.25%
2018	22,418	$1.10	to	$2.57	$42,024	0.46%	0.30%	to	0.90%	(21.81%)		to	(22.29%)
2017	22,826	$1.41	to	$3.31	$56,003	0.09%	0.30%	to	0.90%	46.62%		to	45.74%
2016	19,191	$0.96	to	$2.27	$36,907	0.10%	0.30%	to	0.90%	4.66%		to	4.03%
2015	20,224	$0.92	to	$2.19	$37,404	0.12%	0.30%	to	0.90%	(9.27%)		to	(9.82%)
Col VP Global Strategic Inc, Cl 2
2019	310	$0.97	to	$0.97	$300	—	0.00%	to	0.00%	10.75%		to	10.75%
2018	291	$0.87	to	$0.87	$254	3.72%	0.00%	to	0.00%	(5.51%)		to	(5.51%)
2017	235	$0.92	to	$0.92	$217	—	0.00%	to	0.00%	5.69%		to	5.69%
2016	211	$0.87	to	$0.87	$184	—	0.00%	to	0.00%	(1.35%)		to	(1.35%)
2015	202	$0.88	to	$0.88	$178	—	0.00%	to	0.00%	(6.22%)		to	(6.22%)
Col VP Global Strategic Inc, Cl 3
2019	16,008	$0.94	to	$1.80	$19,641	—	0.30%	to	0.90%	10.58%		to	9.91%
2018	15,688	$0.85	to	$1.64	$17,710	4.24%	0.30%	to	0.90%	(5.62%)		to	(6.19%)
2017	17,075	$0.90	to	$1.75	$20,798	—	0.30%	to	0.90%	5.46%		to	4.83%
2016	17,191	$0.86	to	$1.67	$21,415	—	0.30%	to	0.90%	(1.52%)		to	(2.11%)
2015	18,895	$0.87	to	$1.70	$24,191	—	0.30%	to	0.90%	(6.45%)		to	(7.02%)
Col VP Govt Money Mkt, Cl 1
2019	173	$1.02	to	$1.02	$176	1.63%	0.00%	to	0.00%	1.56	%(8)	to	1.56	%(8)
Col VP Govt Money Mkt, Cl 2
2019	3,712	$1.03	to	$1.03	$3,829	1.59%	0.00%	to	0.00%	1.64%		to	1.64%
2018	3,531	$1.01	to	$1.01	$3,583	1.33%	0.00%	to	0.00%	1.26%		to	1.26%
2017	1,995	$1.00	to	$1.00	$1,999	0.12%	0.00%	to	0.00%	0.17%		to	0.17%
2016	2,084	$1.00	to	$1.00	$2,087	0.01%	0.00%	to	0.00%	0.01%		to	0.01%
2015	1,433	$1.00	to	$1.00	$1,435	0.01%	0.00%	to	0.00%	0.01%		to	0.01%
Col VP Govt Money Mkt, Cl 3
2019	37,229	$1.03	to	$1.10	$37,658	1.71%	0.20%	to	0.90%	1.56%		to	0.86%
2018	38,436	$1.01	to	$1.09	$38,547	1.36%	0.20%	to	0.90%	1.17%		to	0.47%
2017	42,266	$1.00	to	$1.09	$42,162	0.29%	0.20%	to	0.90%	0.17	%(6)	to	(0.60%)
2016	46,641	$0.99	to	$1.09	$47,393	0.01%	0.30%	to	0.90%	(0.29%)		to	(0.87%)
2015	47,210	$0.99	to	$1.10	$48,320	0.01%	0.30%	to	0.90%	(0.29%)		to	(0.89%)
Col VP Hi Yield Bond, Cl 1
2019	207	$1.10	to	$1.10	$227	4.40%	0.00%	to	0.00%	9.74	%(8)	to	9.74	%(8)
Col VP Hi Yield Bond, Cl 2
2019	1,271	$1.50	to	$1.50	$1,911	5.56%	0.00%	to	0.00%	16.52%		to	16.52%
2018	1,034	$1.29	to	$1.29	$1,334	5.45%	0.00%	to	0.00%	(4.00%)		to	(4.00%)
2017	1,022	$1.34	to	$1.34	$1,373	5.20%	0.00%	to	0.00%	6.17%		to	6.17%
2016	1,014	$1.27	to	$1.27	$1,284	6.25%	0.00%	to	0.00%	11.65%		to	11.65%
2015	675	$1.13	to	$1.13	$765	6.02%	0.00%	to	0.00%	(1.41%)		to	(1.41%)
Col VP Hi Yield Bond, Cl 3
2019	21,303	$1.45	to	$2.91	$52,931	5.78%	0.30%	to	0.90%	16.37%		to	15.67%
2018	22,533	$1.25	to	$2.52	$48,252	5.53%	0.30%	to	0.90%	(4.29%)		to	(4.86%)
2017	25,316	$1.30	to	$2.65	$57,290	5.40%	0.30%	to	0.90%	6.09%		to	5.45%
2016	25,517	$1.23	to	$2.51	$58,044	6.04%	0.30%	to	0.90%	11.39%		to	10.72%
2015	27,650	$1.10	to	$2.27	$56,676	6.04%	0.30%	to	0.90%	(1.43%)		to	(2.03%)
Col VP Inc Opp, Cl 1
2019	112	$1.10	to	$1.10	$122	4.93%	0.00%	to	0.00%	9.50	%(8)	to	9.50	%(8)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	143

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Inc Opp, Cl 2
2019	804	$1.48	to	$1.48	$1,187	4.75%	0.00%	to	0.00%	16.12%		to	16.12%
2018	698	$1.27	to	$1.27	$888	4.66%	0.00%	to	0.00%	(3.90%)		to	(3.90%)
2017	592	$1.32	to	$1.32	$783	5.92%	0.00%	to	0.00%	6.20%		to	6.20%
2016	528	$1.25	to	$1.25	$659	11.25%	0.00%	to	0.00%	10.80%		to	10.80%
2015	8,131	$1.13	to	$0.90	$7,468	9.14%	0.00%	to	0.90%	(1.21%)		to	(2.10%)
Col VP Inc Opp, Cl 3
2019	9,469	$1.42	to	$2.22	$20,217	4.90%	0.30%	to	0.90%	15.88%		to	15.19%
2018	9,632	$1.23	to	$1.93	$17,907	4.87%	0.30%	to	0.90%	(4.15%)		to	(4.73%)
2017	11,844	$1.28	to	$2.02	$23,430	6.09%	0.30%	to	0.90%	6.07%		to	5.43%
2016	12,080	$1.21	to	$1.92	$23,585	12.07%	0.30%	to	0.90%	10.53%		to	9.86%
2015	8,419	$1.09	to	$1.75	$15,026	8.97%	0.30%	to	0.90%	(1.31%)		to	(1.91%)
Col VP Inter Bond, Cl 1
2019	364	$1.07	to	$1.07	$391	0.55%	0.00%	to	0.00%	7.33	%(8)	to	7.33	%(8)
Col VP Inter Bond, Cl 2
2019	1,109	$1.23	to	$1.23	$1,367	3.28%	0.00%	to	0.00%	9.03%		to	9.03%
2018	722	$1.13	to	$1.13	$817	1.94%	0.00%	to	0.00%	0.15%		to	0.15%
2017	753	$1.13	to	$1.13	$851	2.37%	0.00%	to	0.00%	3.62%		to	3.62%
2016	697	$1.09	to	$1.09	$760	1.59%	0.00%	to	0.00%	4.43%		to	4.43%
2015	347	$1.04	to	$1.04	$362	1.08%	0.00%	to	0.00%	(0.05%)		to	(0.05%)
Col VP Inter Bond, Cl 3
2019	57,052	$1.20	to	$2.05	$93,770	3.08%	0.30%	to	0.90%	8.79%		to	8.14%
2018	56,412	$1.10	to	$1.89	$85,880	2.22%	0.30%	to	0.90%	(0.04%)		to	(0.64%)
2017	61,383	$1.10	to	$1.91	$94,676	2.67%	0.30%	to	0.90%	3.42%		to	2.80%
2016	60,870	$1.06	to	$1.85	$96,573	1.66%	0.30%	to	0.90%	4.23%		to	3.60%
2015	63,913	$1.02	to	$1.79	$98,135	1.33%	0.30%	to	0.90%	(0.12%)		to	(0.74%)
Col VP Lg Cap Gro, Cl 1
2019	341	$1.20	to	$1.20	$408	—	0.00%	to	0.00%	19.30	%(8)	to	19.30	%(8)
Col VP Lg Cap Gro, Cl 2
2019	1,412	$2.74	to	$2.74	$3,867	—	0.00%	to	0.00%	35.53%		to	35.53%
2018	1,270	$2.02	to	$2.02	$2,567	—	0.00%	to	0.00%	(4.14%)		to	(4.14%)
2017	1,040	$2.11	to	$2.11	$2,193	—	0.00%	to	0.00%	27.84%		to	27.84%
2016	845	$1.65	to	$1.65	$1,393	—	0.00%	to	0.00%	1.02%		to	1.02%
2015	815	$1.63	to	$1.63	$1,330	—	0.00%	to	0.00%	8.80%		to	8.80%
Col VP Lg Cap Gro, Cl 3
2019	18,686	$2.69	to	$1.54	$62,956	—	0.30%	to	0.90%	35.35%		to	34.54%
2018	21,072	$1.99	to	$1.14	$51,873	—	0.30%	to	0.90%	(4.38%)		to	(4.96%)
2017	23,195	$2.08	to	$1.20	$58,878	—	0.30%	to	0.90%	27.56%		to	26.80%
2016	30,115	$1.63	to	$0.95	$49,268	—	0.30%	to	0.90%	0.87%		to	0.26%
2015	36,405	$1.62	to	$0.95	$56,943	—	0.30%	to	0.90%	8.68%		to	8.02%
Col VP Lg Cap Index, Cl 1
2019	1,444	$1.17	to	$1.17	$1,696	—	0.00%	to	0.00%	17.25	%(8)	to	17.25	%(8)
Col VP Lg Cap Index, Cl 3
2019	35,383	$2.58	to	$2.50	$117,211	—	0.00%	to	0.90%	30.95%		to	29.78%
2018	36,453	$1.97	to	$1.93	$92,629	—	0.00%	to	0.90%	(4.81%)		to	(5.67%)
2017	35,936	$2.07	to	$2.05	$96,909	—	0.00%	to	0.90%	21.29%		to	20.20%
2016	34,342	$1.71	to	$1.70	$75,415	—	0.00%	to	0.90%	11.51%		to	10.50%
2015	33,130	$1.53	to	$1.54	$65,863	—	0.00%	to	0.90%	0.86%		to	(0.04%)
Col VP Limited Duration Cr, Cl 1
2019	100	$1.06	to	$1.06	$107	2.26%	0.00%	to	0.00%	5.98	%(8)	to	5.98	%(8)
Col VP Limited Duration Cr, Cl 2
2019	7,025	$1.16	to	$1.02	$7,378	2.12%	0.00%	to	0.90%	7.47%		to	6.50%
2018	4,748	$1.08	to	$0.96	$4,658	1.58%	0.00%	to	0.90%	(0.02%)		to	(0.92%)
2017	3,929	$1.08	to	$0.96	$3,869	2.10%	0.00%	to	0.90%	1.80%		to	0.89%
2016	3,365	$1.06	to	$0.96	$3,262	3.48%	0.00%	to	0.90%	5.28%		to	4.33%
2015	1,986	$1.01	to	$0.92	$1,841	5.40%	0.00%	to	0.90%	(2.49%)		to	(3.37%)

144	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Long Govt/Cr Bond, Cl 1
2019	22	$1.17	to	$1.17	$26	3.14%	0.00%	to	0.00%	16.90	%(8)	to	16.90	%(8)
Col VP Long Govt/Cr Bond, Cl 2
2019	104	$1.35	to	$1.35	$140	2.37%	0.00%	to	0.00%	19.42%		to	19.42%
2018	112	$1.13	to	$1.13	$126	3.49%	0.00%	to	0.00%	(5.38%)		to	(5.38%)
2017	106	$1.19	to	$1.19	$126	3.06%	0.00%	to	0.00%	10.99%		to	10.99%
2016	89	$1.08	to	$1.08	$96	1.63%	0.00%	to	0.00%	2.79%		to	2.79%
2015	50	$1.05	to	$1.05	$53	1.68%	0.00%	to	0.00%	(0.22%)		to	(0.22%)
Col VP Mid Cap Gro, Cl 1
2019	206	$1.16	to	$1.16	$240	—	0.00%	to	0.00%	16.33	%(8)	to	16.33	%(8)
Col VP Mid Cap Gro, Cl 2
2019	711	$2.38	to	$2.38	$1,694	—	0.00%	to	0.00%	34.83%		to	34.83%
2018	741	$1.77	to	$1.77	$1,311	—	0.00%	to	0.00%	(4.98%)		to	(4.98%)
2017	470	$1.86	to	$1.86	$874	—	0.00%	to	0.00%	22.67%		to	22.67%
2016	338	$1.52	to	$1.52	$513	—	0.00%	to	0.00%	2.03%		to	2.03%
2015	511	$1.49	to	$1.49	$760	—	0.00%	to	0.00%	5.36%		to	5.36%
Col VP Mid Cap Gro, Cl 3
2019	4,675	$2.37	to	$3.17	$18,273	—	0.30%	to	0.90%	34.62%		to	33.81%
2018	5,129	$1.76	to	$2.37	$14,820	—	0.30%	to	0.90%	(5.14%)		to	(5.71%)
2017	5,459	$1.85	to	$2.51	$16,552	—	0.30%	to	0.90%	22.42%		to	21.69%
2016	5,658	$1.51	to	$2.07	$14,078	—	0.30%	to	0.90%	1.86%		to	1.24%
2015	6,587	$1.49	to	$2.04	$15,978	—	0.30%	to	0.90%	5.18%		to	4.54%
Col VP Overseas Core, Cl 1
2019	71	$1.12	to	$1.12	$80	2.33%	0.00%	to	0.00%	11.40	%(8)	to	11.40	%(8)
Col VP Overseas Core, Cl 2
2019	1,062	$1.58	to	$1.58	$1,681	1.84%	0.00%	to	0.00%	25.15%		to	25.15%
2018	956	$1.26	to	$1.26	$1,209	2.49%	0.00%	to	0.00%	(16.81%)		to	(16.81%)
2017	836	$1.52	to	$1.52	$1,271	1.77%	0.00%	to	0.00%	27.18%		to	27.18%
2016	723	$1.20	to	$1.20	$865	1.40%	0.00%	to	0.00%	(6.27%)		to	(6.27%)
2015	789	$1.28	to	$1.28	$1,006	0.76%	0.00%	to	0.00%	4.94%		to	4.94%
Col VP Overseas Core, Cl 3
2019	39,743	$1.51	to	$1.32	$61,964	1.96%	0.30%	to	0.90%	24.95%		to	24.20%
2018	44,069	$1.20	to	$1.06	$55,000	2.68%	0.30%	to	0.90%	(16.95%)		to	(17.45%)
2017	48,797	$1.45	to	$1.29	$73,432	1.96%	0.30%	to	0.90%	26.99%		to	26.23%
2016	54,426	$1.14	to	$1.02	$63,844	1.50%	0.30%	to	0.90%	(6.38%)		to	(6.95%)
2015	60,010	$1.22	to	$1.10	$75,374	0.92%	0.30%	to	0.90%	4.72%		to	4.09%
Col VP Select Lg Cap Val, Cl 1
2019	87	$1.12	to	$1.12	$98	—	0.00%	to	0.00%	12.12	%(8)	to	12.12	%(8)
Col VP Select Lg Cap Val, Cl 2
2019	757	$2.49	to	$2.49	$1,881	—	0.00%	to	0.00%	26.43%		to	26.43%
2018	697	$1.97	to	$1.97	$1,371	—	0.00%	to	0.00%	(12.45%)		to	(12.45%)
2017	634	$2.25	to	$2.25	$1,425	—	0.00%	to	0.00%	20.71%		to	20.71%
2016	505	$1.86	to	$1.86	$939	—	0.00%	to	0.00%	19.63%		to	19.63%
2015	460	$1.56	to	$1.56	$716	—	0.00%	to	0.00%	(5.16%)		to	(5.16%)
Col VP Select Lg Cap Val, Cl 3
2019	5,651	$2.35	to	$2.69	$18,409	—	0.30%	to	0.90%	26.16%		to	25.41%
2018	5,821	$1.86	to	$2.15	$15,015	—	0.30%	to	0.90%	(12.57%)		to	(13.10%)
2017	4,985	$2.13	to	$2.47	$14,543	—	0.30%	to	0.90%	20.44%		to	19.73%
2016	4,453	$1.77	to	$2.06	$10,717	—	0.30%	to	0.90%	19.46%		to	18.74%
2015	4,990	$1.48	to	$1.74	$10,115	—	0.30%	to	0.90%	(5.31%)		to	(5.88%)
Col VP Select Mid Cap Val, Cl 1
2019	75	$1.12	to	$1.12	$84	—	0.00%	to	0.00%	12.64	%(8)	to	12.64	%(8)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	145

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Mid Cap Val, Cl 2
2019	1,078	$2.29	to	$2.29	$2,470	—	0.00%	to	0.00%	31.25%		to	31.25%
2018	942	$1.75	to	$1.75	$1,645	—	0.00%	to	0.00%	(13.51%)		to	(13.51%)
2017	830	$2.02	to	$2.02	$1,677	—	0.00%	to	0.00%	13.28%		to	13.28%
2016	686	$1.78	to	$1.78	$1,223	—	0.00%	to	0.00%	13.85%		to	13.85%
2015	587	$1.57	to	$1.57	$919	—	0.00%	to	0.00%	(5.09%)		to	(5.09%)
Col VP Select Mid Cap Val, Cl 3
2019	4,860	$2.17	to	$2.64	$15,381	—	0.30%	to	0.90%	31.03%		to	30.24%
2018	5,113	$1.65	to	$2.02	$12,349	—	0.30%	to	0.90%	(13.67%)		to	(14.18%)
2017	5,846	$1.92	to	$2.36	$15,927	—	0.30%	to	0.90%	13.05%		to	12.37%
2016	6,498	$1.69	to	$2.10	$15,053	—	0.30%	to	0.90%	13.66%		to	12.98%
2015	6,935	$1.49	to	$1.86	$14,284	—	0.30%	to	0.90%	(5.24%)		to	(5.82%)
Col VP Select Sm Cap Val, Cl 1
2019	92	$1.01	to	$1.01	$93	—	0.00%	to	0.00%	1.17	%(8)	to	1.17	%(8)
Col VP Select Sm Cap Val, Cl 2
2019	588	$2.13	to	$2.13	$1,249	—	0.00%	to	0.00%	17.44%		to	17.44%
2018	527	$1.81	to	$1.81	$953	—	0.00%	to	0.00%	(12.82%)		to	(12.82%)
2017	395	$2.08	to	$2.08	$821	—	0.00%	to	0.00%	12.07%		to	12.07%
2016	322	$1.85	to	$1.85	$596	—	0.00%	to	0.00%	13.66%		to	13.66%
2015	222	$1.63	to	$1.63	$362	—	0.00%	to	0.00%	(3.30%)		to	(3.30%)
Col VP Select Sm Cap Val, Cl 3
2019	4,561	$2.04	to	$2.99	$15,582	—	0.30%	to	0.90%	17.23%		to	16.53%
2018	4,965	$1.74	to	$2.57	$14,494	—	0.30%	to	0.90%	(12.96%)		to	(13.48%)
2017	5,313	$2.00	to	$2.97	$17,913	—	0.30%	to	0.90%	11.86%		to	11.20%
2016	5,874	$1.78	to	$2.67	$17,690	—	0.30%	to	0.90%	13.49%		to	12.81%
2015	6,354	$1.57	to	$2.37	$16,916	—	0.30%	to	0.90%	(3.52%)		to	(4.10%)
Col VP Strategic Inc, Cl 1
2019	404	$1.07	to	$1.07	$432	4.19%	0.00%	to	0.00%	6.66	%(8)	to	6.66	%(8)
Col VP Strategic Inc, Cl 2
2019	1,732	$1.33	to	$1.33	$2,300	3.58%	0.00%	to	0.00%	10.22%		to	10.22%
2018	1,208	$1.20	to	$1.20	$1,455	3.47%	0.00%	to	0.00%	(0.64%)		to	(0.64%)
2017	952	$1.21	to	$1.21	$1,155	2.69%	0.00%	to	0.00%	5.90%		to	5.90%
2016	533	$1.15	to	$1.15	$610	10.34%	0.00%	to	0.00%	9.05%		to	9.05%
2015	374	$1.05	to	$1.05	$393	34.70%	0.00%	to	0.00%	(1.93%)		to	(1.93%)
Col VP US Eq, Cl 1
2019	107	$1.04	to	$1.04	$111	—	0.00%	to	0.00%	3.57	%(8)	to	3.57	%(8)
Col VP US Eq, Cl 2
2019	641	$1.87	to	$1.87	$1,199	—	0.00%	to	0.00%	22.82%		to	22.82%
2018	495	$1.52	to	$1.52	$753	—	0.00%	to	0.00%	(14.22%)		to	(14.22%)
2017	456	$1.78	to	$1.78	$810	—	0.00%	to	0.00%	10.36%		to	10.36%
2016	371	$1.61	to	$1.61	$597	—	0.00%	to	0.00%	17.32%		to	17.32%
2015	397	$1.37	to	$1.37	$545	—	0.00%	to	0.00%	(6.59%)		to	(6.59%)
Col VP US Govt Mtge, Cl 1
2019	16	$1.06	to	$1.06	$17	1.17%	0.00%	to	0.00%	5.80	%(8)	to	5.80	%(8)
Col VP US Govt Mtge, Cl 2
2019	344	$1.20	to	$1.20	$413	2.29%	0.00%	to	0.00%	6.50%		to	6.50%
2018	186	$1.13	to	$1.13	$210	2.50%	0.00%	to	0.00%	1.60%		to	1.60%
2017	202	$1.11	to	$1.11	$224	2.77%	0.00%	to	0.00%	2.99%		to	2.99%
2016	202	$1.08	to	$1.08	$218	2.59%	0.00%	to	0.00%	2.45%		to	2.45%
2015	100	$1.05	to	$1.05	$105	2.50%	0.00%	to	0.00%	1.19%		to	1.19%
Col VP US Govt Mtge, Cl 3
2019	15,922	$1.18	to	$1.52	$20,799	2.66%	0.30%	to	0.90%	6.30%		to	5.66%
2018	16,363	$1.11	to	$1.44	$20,212	2.72%	0.30%	to	0.90%	1.41%		to	0.80%
2017	19,074	$1.10	to	$1.43	$23,460	2.81%	0.30%	to	0.90%	2.91%		to	2.29%
2016	19,608	$1.07	to	$1.40	$24,105	2.81%	0.30%	to	0.90%	2.28%		to	1.66%
2015	20,296	$1.04	to	$1.37	$24,564	2.85%	0.30%	to	0.90%	0.92%		to	0.30%

146	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CS Commodity Return
2019	8,533	$0.57	to	$0.48	$5,309	0.88%	0.30%	to	0.90%	6.37%		to	5.73%
2018	8,774	$0.54	to	$0.45	$5,065	2.58%	0.30%	to	0.90%	(11.92%)		to	(12.46%)
2017	9,656	$0.61	to	$0.51	$6,247	9.11%	0.30%	to	0.90%	1.21%		to	0.61%
2016	10,897	$0.60	to	$0.51	$6,640	—	0.30%	to	0.90%	11.69%		to	11.02%
2015	11,700	$0.54	to	$0.46	$6,453	—	0.30%	to	0.90%	(25.32%)		to	(25.77%)
CTIVP AC Div Bond, Cl 1
2019	74	$1.07	to	$1.07	$80	1.24%	0.00%	to	0.00%	7.41	%(8)	to	7.41	%(8)
CTIVP AC Div Bond, Cl 2
2019	225	$1.21	to	$1.21	$271	5.62%	0.00%	to	0.00%	9.40%		to	9.40%
2018	186	$1.10	to	$1.10	$206	2.57%	0.00%	to	0.00%	(1.31%)		to	(1.31%)
2017	124	$1.12	to	$1.12	$138	2.12%	0.00%	to	0.00%	4.65%		to	4.65%
2016	101	$1.07	to	$1.07	$108	1.39%	0.00%	to	0.00%	3.42%		to	3.42%
2015	50	$1.03	to	$1.03	$51	1.76%	0.00%	to	0.00%	(0.20%)		to	(0.20%)
CTIVP AQR Intl Core Eq, Cl 1
2019	129	$1.09	to	$1.09	$140	2.20%	0.00%	to	0.00%	8.37	%(8)	to	8.37	%(8)
CTIVP AQR Intl Core Eq, Cl 2
2019	413	$1.43	to	$1.43	$592	2.55%	0.00%	to	0.00%	18.41%		to	18.41%
2018	389	$1.21	to	$1.21	$471	2.05%	0.00%	to	0.00%	(16.69%)		to	(16.69%)
2017	349	$1.45	to	$1.45	$508	1.71%	0.00%	to	0.00%	22.14%		to	22.14%
2016	291	$1.19	to	$1.19	$347	1.99%	0.00%	to	0.00%	(3.44%)		to	(3.44%)
2015	205	$1.23	to	$1.23	$253	1.02%	0.00%	to	0.00%	(0.60%)		to	(0.60%)
CTIVP AQR Man Fut Strategy, Cl 1
2019	16	$1.03	to	$1.03	$17	—	0.00%	to	0.00%	2.56	%(8)	to	2.56	%(8)
CTIVP AQR Man Fut Strategy, Cl 2
2019	378	$0.98	to	$0.98	$371	—	0.00%	to	0.00%	0.42%		to	0.42%
2018	340	$0.98	to	$0.98	$333	—	0.00%	to	0.00%	(7.75%)		to	(7.75%)
2017	277	$1.06	to	$1.06	$294	0.29%	0.00%	to	0.00%	(0.95%)		to	(0.95%)
2016	545	$1.07	to	$1.07	$584	5.52%	0.00%	to	0.00%	(9.08%)		to	(9.08%)
2015	230	$1.18	to	$1.18	$271	16.63%	0.00%	to	0.00%	(0.09%)		to	(0.09%)
CTIVP BR Gl Infl Prot Sec, Cl 1
2019	8	$1.06	to	$1.06	$9	1.14%	0.00%	to	0.00%	6.14	%(8)	to	6.14	%(8)
CTIVP BR Gl Infl Prot Sec, Cl 2
2019	515	$1.21	to	$1.21	$624	3.09%	0.00%	to	0.00%	7.63%		to	7.63%
2018	441	$1.12	to	$1.12	$496	—	0.00%	to	0.00%	(0.71%)		to	(0.71%)
2017	349	$1.13	to	$1.13	$395	2.31%	0.00%	to	0.00%	2.46%		to	2.46%
2016	212	$1.11	to	$1.11	$234	—	0.00%	to	0.00%	8.42%		to	8.42%
2015	106	$1.02	to	$1.02	$108	33.24%	0.00%	to	0.00%	(1.64%)		to	(1.64%)
CTIVP BR Gl Infl Prot Sec, Cl 3
2019	7,497	$1.20	to	$1.52	$10,781	3.14%	0.30%	to	0.90%	7.49%		to	6.85%
2018	7,886	$1.11	to	$1.42	$10,627	—	0.30%	to	0.90%	(0.81%)		to	(1.41%)
2017	8,216	$1.12	to	$1.44	$11,277	2.36%	0.30%	to	0.90%	2.24%		to	1.63%
2016	8,297	$1.10	to	$1.42	$11,487	—	0.30%	to	0.90%	8.18%		to	7.52%
2015	8,421	$1.02	to	$1.32	$10,811	37.07%	0.30%	to	0.90%	(1.78%)		to	(2.38%)
CTIVP CenterSquare Real Est, Cl 1
2019	200	$1.11	to	$1.11	$222	1.65%	0.00%	to	0.00%	12.01	%(8)	to	12.01	%(8)
CTIVP CenterSquare Real Est, Cl 2
2019	1,595	$1.66	to	$1.66	$2,648	1.59%	0.00%	to	0.00%	26.16%		to	26.16%
2018	1,266	$1.32	to	$1.32	$1,667	1.68%	0.00%	to	0.00%	(5.85%)		to	(5.85%)
2017	1,091	$1.40	to	$1.40	$1,525	1.82%	0.00%	to	0.00%	5.74%		to	5.74%
2016	1,007	$1.32	to	$1.32	$1,331	1.50%	0.00%	to	0.00%	4.76%		to	4.76%
2015	920	$1.26	to	$1.26	$1,161	6.25%	0.00%	to	0.00%	(1.21%)		to	(1.21%)
CTIVP DFA Intl Val, Cl 1
2019	100	$1.05	to	$1.05	$104	2.47%	0.00%	to	0.00%	4.42	%(8)	to	4.42	%(8)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	147

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP DFA Intl Val, Cl 2
2019	1,121	$1.43	to	$1.43	$1,601	3.57%	0.00%	to	0.00%	13.20%		to	13.20%
2018	968	$1.26	to	$1.26	$1,221	2.56%	0.00%	to	0.00%	(17.48%)		to	(17.48%)
2017	811	$1.53	to	$1.53	$1,240	1.89%	0.00%	to	0.00%	25.02%		to	25.02%
2016	520	$1.22	to	$1.22	$636	2.57%	0.00%	to	0.00%	8.07%		to	8.07%
2015	494	$1.13	to	$1.13	$559	1.97%	0.00%	to	0.00%	(7.56%)		to	(7.56%)
CTIVP Lazard Intl Eq Adv, Cl 1
2019	262	$1.07	to	$1.07	$280	2.45%	0.00%	to	0.00%	6.80	%(8)	to	6.80	%(8)
CTIVP Lazard Intl Eq Adv, Cl 2
2019	1,944	$1.24	to	$1.24	$2,414	2.58%	0.00%	to	0.00%	16.58%		to	16.58%
2018	1,634	$1.06	to	$1.06	$1,740	1.98%	0.00%	to	0.00%	(16.21%)		to	(16.21%)
2017	1,035	$1.27	to	$1.27	$1,316	1.16%	0.00%	to	0.00%	23.65%		to	23.65%
2016	240	$1.03	to	$1.03	$246	1.41%	0.00%	to	0.00%	3.87%		to	3.87%
2015	121	$0.99	to	$0.99	$119	2.77%	0.00%	to	0.00%	(3.71%)		to	(3.71%)
CTIVP Loomis Sayles Gro, Cl 1
2019	155	$1.17	to	$1.17	$182	—	0.00%	to	0.00%	17.05	%(8)	to	17.05	%(8)
CTIVP Loomis Sayles Gro, Cl 2
2019	578	$2.87	to	$2.87	$1,657	—	0.00%	to	0.00%	31.43%		to	31.43%
2018	469	$2.18	to	$2.18	$1,023	—	0.00%	to	0.00%	(2.65%)		to	(2.65%)
2017	332	$2.24	to	$2.24	$744	—	0.00%	to	0.00%	32.69%		to	32.69%
2016	152	$1.69	to	$1.69	$257	—	0.00%	to	0.00%	5.57%		to	5.57%
2015	61	$1.60	to	$1.60	$97	—	0.00%	to	0.00%	10.30%		to	10.30%
CTIVP LA Capital Lg Cap Gro, Cl 1
2019	38	$1.18	to	$1.18	$45	—	0.00%	to	0.00%	18.18	%(8)	to	18.18	%(8)
CTIVP LA Capital Lg Cap Gro, Cl 2
2019	173	$2.65	to	$2.65	$460	—	0.00%	to	0.00%	32.28%		to	32.28%
2018	150	$2.01	to	$2.01	$300	—	0.00%	to	0.00%	(1.27%)		to	(1.27%)
2017	139	$2.03	to	$2.03	$283	—	0.00%	to	0.00%	30.79%		to	30.79%
2016	110	$1.55	to	$1.55	$172	—	0.00%	to	0.00%	(2.59%)		to	(2.59%)
2015	90	$1.60	to	$1.60	$143	—	0.00%	to	0.00%	5.85%		to	5.85%
CTIVP MFS Val, Cl 1
2019	484	$1.16	to	$1.16	$561	—	0.00%	to	0.00%	15.67	%(8)	to	15.67	%(8)
CTIVP MFS Val, Cl 2
2019	1,477	$2.37	to	$2.37	$3,496	—	0.00%	to	0.00%	29.51%		to	29.51%
2018	1,102	$1.83	to	$1.83	$2,014	—	0.00%	to	0.00%	(10.24%)		to	(10.24%)
2017	847	$2.04	to	$2.04	$1,725	—	0.00%	to	0.00%	17.34%		to	17.34%
2016	604	$1.74	to	$1.74	$1,048	—	0.00%	to	0.00%	13.72%		to	13.72%
2015	327	$1.53	to	$1.53	$499	—	0.00%	to	0.00%	(0.97%)		to	(0.97%)
CTIVP MS Adv, Cl 1
2019	302	$1.11	to	$1.11	$336	—	0.00%	to	0.00%	11.29	%(8)	to	11.29	%(8)
CTIVP MS Adv, Cl 2
2019	675	$2.65	to	$2.65	$1,791	—	0.00%	to	0.00%	26.85%		to	26.85%
2018	491	$2.09	to	$2.09	$1,026	—	0.00%	to	0.00%	2.62%		to	2.62%
2017	151	$2.04	to	$2.04	$307	—	0.00%	to	0.00%	32.23%		to	32.23%
2016	139	$1.54	to	$1.54	$214	—	0.00%	to	0.00%	3.07%		to	3.07%
2015	141	$1.50	to	$1.50	$211	—	0.00%	to	0.00%	6.42%		to	6.42%
CTIVP T Rowe Price LgCap Val, Cl 1
2019	253	$1.14	to	$1.14	$289	—	0.00%	to	0.00%	14.17	%(8)	to	14.17	%(8)
CTIVP T Rowe Price LgCap Val, Cl 2
2019	522	$1.98	to	$1.98	$1,031	—	0.00%	to	0.00%	26.22%		to	26.22%
2018	424	$1.56	to	$1.56	$664	—	0.00%	to	0.00%	(9.52%)		to	(9.52%)
2017	252	$1.73	to	$1.73	$437	—	0.00%	to	0.00%	15.96%		to	15.96%
2016	201	$1.49	to	$1.49	$300	—	0.00%	to	0.00%	14.07%		to	14.07%
2015	159	$1.31	to	$1.31	$208	—	0.00%	to	0.00%	(8.44%)		to	(8.44%)

148	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP TCW Core Plus Bond, Cl 1
2019	127	$1.07	to	$1.07	$137	1.44%	0.00%	to	0.00%	7.56	%(8)	to	7.56	%(8)
CTIVP TCW Core Plus Bond, Cl 2
2019	145	$1.17	to	$1.17	$170	1.81%	0.00%	to	0.00%	8.58%		to	8.58%
2018	67	$1.08	to	$1.08	$72	2.00%	0.00%	to	0.00%	(0.10%)		to	(0.10%)
2017	45	$1.08	to	$1.08	$48	1.39%	0.00%	to	0.00%	3.15%		to	3.15%
2016	70	$1.05	to	$1.05	$73	1.04%	0.00%	to	0.00%	2.17%		to	2.17%
2015	40	$1.02	to	$1.02	$41	0.56%	0.00%	to	0.00%	(0.06%)		to	(0.06%)
CTIVP Vty Sycamore Estb Val, Cl 1
2019	294	$1.13	to	$1.13	$332	—	0.00%	to	0.00%	12.92	%(8)	to	12.92	%(8)
CTIVP Vty Sycamore Estb Val, Cl 2
2019	1,875	$2.53	to	$2.53	$4,742	—	0.00%	to	0.00%	27.85%		to	27.85%
2018	1,528	$1.98	to	$1.98	$3,023	—	0.00%	to	0.00%	(10.20%)		to	(10.20%)
2017	1,293	$2.20	to	$2.20	$2,847	—	0.00%	to	0.00%	15.55%		to	15.55%
2016	808	$1.91	to	$1.91	$1,540	—	0.00%	to	0.00%	20.52%		to	20.52%
2015	402	$1.58	to	$1.58	$637	—	0.00%	to	0.00%	0.00%		to	0.00%
CTIVP Vty Sycamore Estb Val, Cl 3
2019	7,112	$2.43	to	$3.03	$25,362	—	0.30%	to	0.90%	27.63%		to	26.86%
2018	6,879	$1.90	to	$2.39	$19,277	—	0.30%	to	0.90%	(10.37%)		to	(10.91%)
2017	6,555	$2.12	to	$2.68	$20,583	—	0.30%	to	0.90%	15.38%		to	14.69%
2016	4,969	$1.84	to	$2.33	$13,505	—	0.30%	to	0.90%	20.28%		to	19.55%
2015	2,511	$1.53	to	$1.95	$5,667	—	0.30%	to	0.90%	(0.14%)		to	(0.74%)
CTIVP WF Short Duration Govt, Cl 1
2019	109	$1.03	to	$1.03	$112	1.44%	0.00%	to	0.00%	3.16	%(8)	to	3.16	%(8)
CTIVP WF Short Duration Govt, Cl 2
2019	139	$1.06	to	$1.06	$148	0.83%	0.00%	to	0.00%	3.33%		to	3.33%
2018	132	$1.03	to	$1.03	$135	0.87%	0.00%	to	0.00%	0.81%		to	0.81%
2017	156	$1.02	to	$1.02	$159	0.81%	0.00%	to	0.00%	0.45%		to	0.45%
2016	99	$1.01	to	$1.01	$100	0.68%	0.00%	to	0.00%	0.79%		to	0.79%
2015	69	$1.01	to	$1.01	$70	0.42%	0.00%	to	0.00%	0.07%		to	0.07%
CTIVP Westfield Mid Cap Gro, Cl 1
2019	78	$1.21	to	$1.21	$94	—	0.00%	to	0.00%	20.21	%(8)	to	20.21	%(8)
CTIVP Westfield Mid Cap Gro, Cl 2
2019	645	$2.39	to	$2.39	$1,541	—	0.00%	to	0.00%	41.80%		to	41.80%
2018	573	$1.69	to	$1.69	$966	—	0.00%	to	0.00%	(3.61%)		to	(3.61%)
2017	463	$1.75	to	$1.75	$810	—	0.00%	to	0.00%	22.65%		to	22.65%
2016	403	$1.43	to	$1.43	$574	—	0.00%	to	0.00%	3.43%		to	3.43%
2015	353	$1.38	to	$1.38	$487	—	0.00%	to	0.00%	(3.00%)		to	(3.00%)
CTIVP Wm Blair Intl Leaders, Cl 1
2019	212	$1.15	to	$1.15	$243	0.74%	0.00%	to	0.00%	14.04	%(8)	to	14.04	%(8)
CTIVP Wm Blair Intl Leaders, Cl 2
2019	2,185	$1.53	to	$1.53	$3,339	0.92%	0.00%	to	0.00%	26.36%		to	26.36%
2018	2,162	$1.21	to	$1.21	$2,615	0.84%	0.00%	to	0.00%	(19.10%)		to	(19.10%)
2017	1,682	$1.50	to	$1.50	$2,515	0.51%	0.00%	to	0.00%	26.56%		to	26.56%
2016	977	$1.18	to	$1.18	$1,154	1.16%	0.00%	to	0.00%	(3.66%)		to	(3.66%)
2015	772	$1.23	to	$1.23	$946	1.21%	0.00%	to	0.00%	(2.54%)		to	(2.54%)
DWS Alt Asset Alloc VIP, Cl A
2019	20	$1.07	to	$1.07	$22	0.04%	0.00%	to	0.00%	7.25	%(8)	to	7.25	%(8)
DWS Alt Asset Alloc VIP, Cl B
2019	1,674	$1.16	to	$1.02	$1,794	3.30%	0.00%	to	0.90%	14.35%		to	13.32%
2018	1,458	$1.02	to	$0.90	$1,368	1.94%	0.00%	to	0.90%	(9.35%)		to	(10.16%)
2017	1,554	$1.12	to	$1.00	$1,614	2.00%	0.00%	to	0.90%	7.01%		to	6.05%
2016	1,345	$1.05	to	$0.94	$1,310	1.88%	0.00%	to	0.90%	4.99%		to	4.05%
2015	1,157	$1.00	to	$0.91	$1,079	2.57%	0.00%	to	0.90%	(6.54%)		to	(7.38%)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	149

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
EV VT Floating-Rate Inc, Init Cl
2019	12,116	$1.23	to	$1.39	$19,738	4.32%	0.30%	to	0.90%	6.76%		to	6.12%
2018	16,692	$1.15	to	$1.31	$25,442	3.76%	0.30%	to	0.90%	(0.37%)		to	(0.97%)
2017	15,290	$1.15	to	$1.32	$23,189	3.26%	0.30%	to	0.90%	3.11%		to	2.49%
2016	15,959	$1.12	to	$1.29	$23,522	3.49%	0.30%	to	0.90%	8.62%		to	7.97%
2015	17,114	$1.03	to	$1.19	$23,250	3.34%	0.30%	to	0.90%	(1.29%)		to	(1.88%)
Fid VIP Contrafund, Init Cl
2019	681	$1.17	to	$1.17	$795	0.87%	0.00%	to	0.00%	16.49	%(8)	to	16.49	%(8)
Fid VIP Contrafund, Serv Cl 2
2019	33,382	$2.41	to	$2.35	$103,408	0.21%	0.00%	to	0.90%	31.28%		to	30.10%
2018	36,232	$1.83	to	$1.80	$85,804	0.43%	0.00%	to	0.90%	(6.64%)		to	(7.48%)
2017	38,383	$1.96	to	$1.95	$96,718	0.78%	0.00%	to	0.90%	21.59%		to	20.50%
2016	42,055	$1.62	to	$1.62	$85,135	0.61%	0.00%	to	0.90%	7.73%		to	6.77%
2015	46,978	$1.50	to	$1.51	$89,137	0.80%	0.00%	to	0.90%	0.42%		to	(0.48%)
Fid VIP Gro & Inc, Serv Cl
2019	13,949	$4.21	to	$2.65	$51,430	3.51%	0.45%	to	0.90%	29.36%		to	28.78%
2018	15,577	$3.26	to	$2.06	$44,317	0.25%	0.45%	to	0.90%	(9.48%)		to	(9.89%)
2017	17,484	$3.60	to	$2.28	$54,838	1.18%	0.45%	to	0.90%	16.25%		to	15.73%
2016	19,497	$3.10	to	$1.97	$52,017	1.64%	0.45%	to	0.90%	15.43%		to	14.91%
2015	21,530	$2.68	to	$1.72	$49,399	1.97%	0.45%	to	0.90%	(2.79%)		to	(3.23%)
Fid VIP Gro & Inc, Serv Cl 2
2019	15,461	$2.24	to	$3.11	$34,142	3.44%	0.30%	to	0.90%	29.29%		to	28.52%
2018	16,624	$1.73	to	$2.42	$28,518	0.19%	0.30%	to	0.90%	(9.47%)		to	(10.01%)
2017	17,733	$1.91	to	$2.69	$33,838	1.09%	0.30%	to	0.90%	16.26%		to	15.57%
2016	17,750	$1.64	to	$2.33	$31,412	1.57%	0.30%	to	0.90%	15.46%		to	14.77%
2015	19,139	$1.42	to	$2.03	$29,522	1.87%	0.30%	to	0.90%	(2.83%)		to	(3.41%)
Fid VIP Mid Cap, Init Cl
2019	587	$1.07	to	$1.07	$627	1.82%	0.00%	to	0.00%	6.75	%(8)	to	6.75	%(8)
Fid VIP Mid Cap, Serv Cl
2019	22,918	$3.77	to	$5.20	$93,093	0.78%	0.45%	to	0.90%	22.79%		to	22.24%
2018	25,731	$3.07	to	$4.25	$85,378	0.54%	0.45%	to	0.90%	(15.02%)		to	(15.41%)
2017	28,380	$3.61	to	$5.03	$111,280	0.62%	0.45%	to	0.90%	20.16%		to	19.62%
2016	31,367	$3.00	to	$4.20	$102,814	0.42%	0.45%	to	0.90%	11.61%		to	11.11%
2015	35,534	$2.69	to	$3.78	$105,228	0.39%	0.45%	to	0.90%	(1.94%)		to	(2.38%)
Fid VIP Mid Cap, Serv Cl 2
2019	39,144	$2.09	to	$4.30	$78,860	0.67%	0.00%	to	0.90%	23.17%		to	22.07%
2018	41,372	$1.70	to	$3.52	$68,600	0.40%	0.00%	to	0.90%	(14.77%)		to	(15.54%)
2017	42,656	$1.99	to	$4.17	$84,966	0.49%	0.00%	to	0.90%	20.54%		to	19.46%
2016	36,228	$1.65	to	$3.49	$73,255	0.32%	0.00%	to	0.90%	11.92%		to	10.92%
2015	38,232	$1.48	to	$3.15	$70,263	0.25%	0.00%	to	0.90%	(1.63%)		to	(2.51%)
Fid VIP Overseas, Serv Cl
2019	8,262	$2.57	to	$1.66	$18,661	1.64%	0.45%	to	0.90%	27.10%		to	26.53%
2018	8,964	$2.03	to	$1.31	$15,919	1.44%	0.45%	to	0.90%	(15.27%)		to	(15.65%)
2017	9,507	$2.39	to	$1.55	$19,898	1.34%	0.45%	to	0.90%	29.52%		to	28.94%
2016	9,938	$1.85	to	$1.20	$15,844	1.31%	0.45%	to	0.90%	(5.55%)		to	(5.97%)
2015	11,248	$1.95	to	$1.28	$18,907	1.29%	0.45%	to	0.90%	3.03%		to	2.56%
Fid VIP Overseas, Serv Cl 2
2019	9,679	$1.69	to	$2.28	$16,362	1.54%	0.30%	to	0.90%	27.12%		to	26.36%
2018	9,947	$1.33	to	$1.80	$13,327	1.28%	0.30%	to	0.90%	(15.31%)		to	(15.82%)
2017	10,545	$1.57	to	$2.14	$16,888	1.25%	0.30%	to	0.90%	29.60%		to	28.83%
2016	9,499	$1.21	to	$1.66	$12,771	1.23%	0.30%	to	0.90%	(5.55%)		to	(6.11%)
2015	10,116	$1.28	to	$1.77	$14,579	1.14%	0.30%	to	0.90%	2.99%		to	2.37%
Fid VIP Strategic Inc, Init Cl
2019	176	$1.06	to	$1.06	$188	12.27%	0.00%	to	0.00%	6.34	%(8)	to	6.34	%(8)

150	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Strategic Inc, Serv Cl 2
2019	1,225	$1.28	to	$1.28	$1,571	3.48%	0.00%	to	0.00%	10.66%		to	10.66%
2018	1,004	$1.16	to	$1.16	$1,164	3.83%	0.00%	to	0.00%	(2.82%)		to	(2.82%)
2017	760	$1.19	to	$1.19	$906	3.95%	0.00%	to	0.00%	7.54%		to	7.54%
2016	409	$1.11	to	$1.11	$453	4.15%	0.00%	to	0.00%	8.02%		to	8.02%
2015	275	$1.03	to	$1.03	$282	3.60%	0.00%	to	0.00%	(1.94%)		to	(1.94%)
Frank Global Real Est, Cl 2
2019	18,319	$1.54	to	$3.11	$46,066	2.64%	0.30%	to	0.90%	22.01%		to	21.28%
2018	19,285	$1.26	to	$2.57	$40,249	2.62%	0.30%	to	0.90%	(7.06%)		to	(7.62%)
2017	20,907	$1.36	to	$2.78	$47,465	3.12%	0.30%	to	0.90%	10.14%		to	9.49%
2016	20,874	$1.23	to	$2.54	$46,447	1.20%	0.30%	to	0.90%	0.24%		to	(0.36%)
2015	21,919	$1.23	to	$2.55	$49,206	3.22%	0.30%	to	0.90%	0.27%		to	(0.33%)
Frank Inc, Cl 1
2019	79	$1.08	to	$1.08	$85	3.55%	0.00%	to	0.00%	7.54	%(8)	to	7.54	%(8)
Frank Inc, Cl 2
2019	5,909	$1.42	to	$1.18	$7,318	5.22%	0.00%	to	0.90%	16.06%		to	15.02%
2018	4,572	$1.22	to	$1.03	$4,896	4.83%	0.00%	to	0.90%	(4.30%)		to	(5.17%)
2017	4,742	$1.28	to	$1.08	$5,300	4.55%	0.00%	to	0.90%	9.67%		to	8.69%
2016	3,209	$1.17	to	$1.00	$3,276	4.91%	0.00%	to	0.90%	14.02%		to	13.00%
2015	3,020	$1.02	to	$0.88	$2,713	4.98%	0.00%	to	0.90%	(7.05%)		to	(7.89%)
Frank Mutual Shares, Cl 1
2019	13	$1.11	to	$1.11	$14	3.45%	0.00%	to	0.00%	10.90	%(8)	to	10.90	%(8)
Frank Mutual Shares, Cl 2
2019	7,714	$1.89	to	$2.47	$19,189	1.82%	0.00%	to	0.90%	22.57%		to	21.47%
2018	8,269	$1.54	to	$2.04	$16,908	2.37%	0.00%	to	0.90%	(9.07%)		to	(9.89%)
2017	9,228	$1.69	to	$2.26	$20,911	2.25%	0.00%	to	0.90%	8.35%		to	7.38%
2016	9,712	$1.56	to	$2.10	$20,875	1.98%	0.00%	to	0.90%	16.06%		to	15.02%
2015	10,835	$1.35	to	$1.83	$20,189	3.09%	0.00%	to	0.90%	(4.94%)		to	(5.79%)
Frank Sm Cap Val, Cl 1
2019	291	$1.10	to	$1.10	$320	1.01%	0.00%	to	0.00%	9.89	%(8)	to	9.89	%(8)
Frank Sm Cap Val, Cl 2
2019	11,462	$2.26	to	$5.10	$39,541	1.05%	0.00%	to	0.90%	26.35%		to	25.22%
2018	11,878	$1.79	to	$4.08	$33,120	0.88%	0.00%	to	0.90%	(12.88%)		to	(13.66%)
2017	12,544	$2.06	to	$4.72	$41,035	0.51%	0.00%	to	0.90%	10.65%		to	9.66%
2016	12,266	$1.86	to	$4.30	$40,529	0.81%	0.00%	to	0.90%	30.19%		to	29.02%
2015	12,474	$1.43	to	$3.34	$32,367	0.63%	0.00%	to	0.90%	(7.39%)		to	(8.22%)
GS VIT Mid Cap Val, Inst
2019	23,536	$2.04	to	$5.58	$84,916	0.79%	0.30%	to	0.90%	31.13%		to	30.35%
2018	26,053	$1.55	to	$4.28	$72,093	1.28%	0.30%	to	0.90%	(10.73%)		to	(11.27%)
2017	28,937	$1.74	to	$4.83	$90,572	0.73%	0.30%	to	0.90%	10.74%		to	10.08%
2016	28,414	$1.57	to	$4.38	$89,356	1.34%	0.30%	to	0.90%	13.19%		to	12.52%
2015	32,228	$1.39	to	$3.90	$90,612	0.39%	0.30%	to	0.90%	(9.36%)		to	(9.90%)
GS VIT Multi-Strategy Alt, Advisor
2019	1,294	$0.98	to	$0.94	$1,243	2.61%	0.00%	to	0.90%	8.60%		to	7.63%
2018	1,250	$0.91	to	$0.87	$1,109	2.26%	0.00%	to	0.90%	(7.09%)		to	(7.93%)
2017	1,193	$0.97	to	$0.94	$1,139	2.12%	0.00%	to	0.90%	5.14%		to	4.20%
2016	1,036	$0.93	to	$0.91	$945	0.82%	0.00%	to	0.90%	0.27%		to	(0.62%)
2015	715	$0.92	to	$0.91	$655	3.26%	0.00%	to	0.90%	(4.89%)		to	(5.74%)
GS VIT Sm Cap Eq Insights, Inst
2019	1,566	$4.53	to	$3.57	$6,649	0.48%	0.45%	to	0.90%	24.28%		to	23.72%
2018	1,665	$3.65	to	$2.88	$5,660	0.49%	0.45%	to	0.90%	(9.03%)		to	(9.45%)
2017	1,629	$4.01	to	$3.18	$6,123	0.55%	0.45%	to	0.90%	11.07%		to	10.57%
2016	1,700	$3.61	to	$2.88	$5,764	1.19%	0.45%	to	0.90%	22.65%		to	22.10%
2015	1,852	$2.94	to	$2.36	$5,129	0.28%	0.45%	to	0.90%	(2.37%)		to	(2.80%)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	151

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
GS VIT U.S. Eq Insights, Inst
2019	14,289	$2.54	to	$2.45	$50,257	1.25%	0.30%	to	0.90%	24.83%		to	24.09%
2018	16,024	$2.03	to	$1.97	$44,897	1.22%	0.30%	to	0.90%	(6.48%)		to	(7.04%)
2017	16,929	$2.18	to	$2.12	$50,655	1.41%	0.30%	to	0.90%	23.70%		to	22.96%
2016	19,039	$1.76	to	$1.73	$43,369	1.32%	0.30%	to	0.90%	10.40%		to	9.74%
2015	20,819	$1.59	to	$1.57	$42,921	1.34%	0.30%	to	0.90%	(0.31%)		to	(0.91%)
Invesco Opp VI Global, Ser I
2019	155	$1.15	to	$1.15	$179	0.81%	0.00%	to	0.00%	14.36	%(8)	to	14.36	%(8)
Invesco Opp VI Global, Ser II
2019	8,141	$2.29	to	$2.63	$23,970	0.64%	0.00%	to	0.90%	31.45%		to	30.28%
2018	8,952	$1.75	to	$2.02	$20,340	0.75%	0.00%	to	0.90%	(13.39%)		to	(14.17%)
2017	8,565	$2.02	to	$2.35	$22,586	0.71%	0.00%	to	0.90%	36.32%		to	35.10%
2016	7,751	$1.48	to	$1.74	$14,759	0.78%	0.00%	to	0.90%	(0.16%)		to	(1.05%)
2015	8,417	$1.48	to	$1.76	$16,293	1.08%	0.00%	to	0.90%	3.67%		to	2.74%
Inves Opp VI Gbl Strat Inc, Ser I
2019	22	$1.06	to	$1.06	$24	3.04%	0.00%	to	0.00%	5.81	%(8)	to	5.81	%(8)
Inves Opp VI Gbl Strat Inc, Ser II
2019	24,251	$1.20	to	$1.62	$38,201	3.39%	0.00%	to	0.90%	10.61%		to	9.61%
2018	25,782	$1.09	to	$1.48	$36,997	4.54%	0.00%	to	0.90%	(4.54%)		to	(5.40%)
2017	27,692	$1.14	to	$1.57	$42,335	1.98%	0.00%	to	0.90%	6.04%		to	5.08%
2016	27,639	$1.07	to	$1.49	$41,543	4.62%	0.00%	to	0.90%	6.26%		to	5.31%
2015	32,055	$1.01	to	$1.42	$45,707	5.48%	0.00%	to	0.90%	(2.49%)		to	(3.37%)
Inves Opp VI Mn St Sm Cap, Ser I
2019	260	$1.08	to	$1.08	$280	0.17%	0.00%	to	0.00%	7.92	%(8)	to	7.92	%(8)
Inves Opp VI Mn St Sm Cap, Ser II
2019	7,714	$2.34	to	$2.82	$24,402	—	0.00%	to	0.90%	26.13%		to	25.00%
2018	8,093	$1.85	to	$2.25	$20,534	0.06%	0.00%	to	0.90%	(10.54%)		to	(11.34%)
2017	8,352	$2.07	to	$2.54	$24,088	0.65%	0.00%	to	0.90%	13.91%		to	12.89%
2016	7,409	$1.82	to	$2.25	$18,842	0.25%	0.00%	to	0.90%	17.67%		to	16.62%
2015	6,894	$1.55	to	$1.93	$15,265	0.64%	0.00%	to	0.90%	(6.09%)		to	(6.94%)
Invesco VI Am Fran, Ser I
2019	5,285	$2.58	to	$2.49	$13,533	—	0.45%	to	0.90%	36.14%		to	35.53%
2018	5,616	$1.89	to	$1.84	$10,569	—	0.45%	to	0.90%	(4.06%)		to	(4.49%)
2017	5,729	$1.98	to	$1.93	$11,250	0.08%	0.45%	to	0.90%	26.77%		to	26.20%
2016	6,134	$1.56	to	$1.53	$9,511	—	0.45%	to	0.90%	1.81%		to	1.35%
2015	6,818	$1.53	to	$1.51	$10,393	—	0.45%	to	0.90%	4.54%		to	4.07%
Invesco VI Am Fran, Ser II
2019	4,783	$2.68	to	$2.44	$12,265	—	0.30%	to	0.90%	36.02%		to	35.20%
2018	5,533	$1.97	to	$1.81	$10,437	—	0.30%	to	0.90%	(4.18%)		to	(4.76%)
2017	5,559	$2.05	to	$1.90	$10,952	—	0.30%	to	0.90%	26.65%		to	25.89%
2016	6,046	$1.62	to	$1.51	$9,310	—	0.30%	to	0.90%	1.71%		to	1.11%
2015	6,514	$1.59	to	$1.49	$9,886	—	0.30%	to	0.90%	4.44%		to	3.81%
Invesco VI Bal Risk Alloc, Ser I
2019	61	$1.08	to	$1.08	$66	—	0.00%	to	0.00%	8.13	%(8)	to	8.13	%(8)
Invesco VI Bal Risk Alloc, Ser II
2019	5,671	$1.33	to	$1.20	$7,026	—	0.00%	to	0.90%	14.88%		to	13.85%
2018	5,306	$1.16	to	$1.06	$5,739	1.30%	0.00%	to	0.90%	(6.71%)		to	(7.55%)
2017	5,691	$1.24	to	$1.14	$6,610	4.03%	0.00%	to	0.90%	9.83%		to	8.85%
2016	4,342	$1.13	to	$1.05	$4,605	0.21%	0.00%	to	0.90%	11.51%		to	10.52%
2015	2,494	$1.01	to	$0.95	$2,385	4.68%	0.00%	to	0.90%	(4.40%)		to	(5.26%)
Invesco VI Comstock, Ser II
2019	2,967	$2.07	to	$1.90	$8,353	1.67%	0.30%	to	0.90%	24.57%		to	23.82%
2018	3,321	$1.67	to	$1.54	$7,509	1.41%	0.30%	to	0.90%	(12.63%)		to	(13.16%)
2017	3,824	$1.91	to	$1.77	$9,519	1.93%	0.30%	to	0.90%	17.22%		to	16.52%
2016	4,393	$1.63	to	$1.52	$8,878	1.26%	0.30%	to	0.90%	16.64%		to	15.94%
2015	5,513	$1.39	to	$1.31	$9,628	1.66%	0.30%	to	0.90%	(6.47%)		to	(7.03%)

152	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Core Eq, Ser I
2019	29,656	$3.16	to	$3.78	$103,131	0.94%	0.45%	to	0.90%	28.39%		to	27.81%
2018	32,739	$2.46	to	$2.95	$88,949	0.88%	0.45%	to	0.90%	(9.80%)		to	(10.21%)
2017	36,303	$2.73	to	$3.29	$109,639	1.03%	0.45%	to	0.90%	12.67%		to	12.16%
2016	40,315	$2.42	to	$2.93	$108,518	0.75%	0.45%	to	0.90%	9.77%		to	9.28%
2015	44,945	$2.21	to	$2.68	$110,617	1.11%	0.45%	to	0.90%	(6.19%)		to	(6.61%)
Invesco VI Div Divd, Ser I
2019	9,048	$2.15	to	$2.20	$20,296	2.87%	0.30%	to	0.90%	24.72%		to	23.97%
2018	9,647	$1.72	to	$1.78	$17,408	2.28%	0.30%	to	0.90%	(7.85%)		to	(8.41%)
2017	11,793	$1.87	to	$1.94	$23,160	1.70%	0.30%	to	0.90%	8.25%		to	7.60%
2016	12,201	$1.72	to	$1.80	$22,220	1.49%	0.30%	to	0.90%	14.47%		to	13.79%
2015	7,157	$1.51	to	$1.59	$11,424	1.69%	0.30%	to	0.90%	1.76%		to	1.15%
Invesco VI Intl Gro, Ser II
2019	11,516	$1.55	to	$1.38	$23,704	1.27%	0.30%	to	0.90%	27.85%		to	27.09%
2018	12,624	$1.21	to	$1.09	$20,029	1.75%	0.30%	to	0.90%	(15.46%)		to	(15.97%)
2017	14,709	$1.44	to	$1.29	$27,062	1.26%	0.30%	to	0.90%	22.36%		to	21.63%
2016	16,524	$1.17	to	$1.06	$23,731	1.20%	0.30%	to	0.90%	(0.99%)		to	(1.58%)
2015	16,532	$1.18	to	$1.08	$24,088	1.29%	0.30%	to	0.90%	(2.91%)		to	(3.49%)
Invesco VI Mid Cap Gro, Ser I
2019	5,344	$2.34	to	$2.15	$11,892	—	0.30%	to	0.90%	33.94%		to	33.13%
2018	5,892	$1.74	to	$1.62	$9,806	—	0.30%	to	0.90%	(5.87%)		to	(6.43%)
2017	6,414	$1.85	to	$1.73	$11,364	—	0.30%	to	0.90%	22.12%		to	21.40%
2016	6,846	$1.52	to	$1.42	$9,908	—	0.30%	to	0.90%	0.46%		to	(0.15%)
2015	5,135	$1.51	to	$1.42	$7,407	—	0.30%	to	0.90%	0.90%		to	0.30%
Invesco VI Tech, Ser I
2019	2,826	$2.71	to	$3.29	$11,505	—	0.30%	to	0.90%	35.47%		to	34.66%
2018	3,089	$2.00	to	$2.44	$9,309	—	0.30%	to	0.90%	(0.75%)		to	(1.35%)
2017	3,215	$2.02	to	$2.47	$9,530	—	0.30%	to	0.90%	34.73%		to	33.93%
2016	3,553	$1.50	to	$1.85	$7,689	—	0.30%	to	0.90%	(1.05%)		to	(1.64%)
2015	4,676	$1.51	to	$1.88	$10,010	—	0.30%	to	0.90%	6.49%		to	5.86%
Ivy VIP Asset Strategy, Cl II
2019	1,924	$1.26	to	$1.12	$2,263	2.26%	0.00%	to	0.90%	21.78%		to	20.69%
2018	1,865	$1.03	to	$0.93	$1,815	1.93%	0.00%	to	0.90%	(5.44%)		to	(6.29%)
2017	1,692	$1.09	to	$0.99	$1,736	1.50%	0.00%	to	0.90%	18.27%		to	17.22%
2016	2,419	$0.92	to	$0.84	$2,091	0.55%	0.00%	to	0.90%	(2.57%)		to	(3.44%)
2015	3,335	$0.95	to	$0.87	$2,956	0.36%	0.00%	to	0.90%	(8.35%)		to	(9.17%)
Janus Henderson VIT Bal, Inst
2019	734	$1.15	to	$1.15	$841	2.88%	0.00%	to	0.00%	14.51	%(8)	to	14.51	%(8)
Janus Henderson VIT Bal, Serv
2019	2,604	$1.22	to	$1.22	$3,174	1.72%	0.00%	to	0.00%	22.27%		to	22.27%
2018	1,573	$1.00	to	$1.00	$1,568	1.72%	0.00%	to	0.00%	(0.29	%)(7)	to	(0.29	%)(7)
Janus Henderson VIT Enter, Serv
2019	4,628	$6.23	to	$2.38	$21,607	0.05%	0.45%	to	0.90%	34.55%		to	33.95%
2018	4,836	$4.63	to	$1.77	$16,818	0.11%	0.45%	to	0.90%	(1.11%)		to	(1.56%)
2017	4,758	$4.68	to	$1.80	$16,847	0.14%	0.45%	to	0.90%	26.52%		to	25.95%
2016	4,849	$3.70	to	$1.43	$13,476	0.03%	0.45%	to	0.90%	11.60%		to	11.10%
2015	4,708	$3.31	to	$1.29	$11,735	0.53%	0.45%	to	0.90%	3.30%		to	2.84%
Janus Henderson VIT Flex Bd, Inst
2019	26	$1.08	to	$1.08	$28	4.70%	0.00%	to	0.00%	8.12	%(8)	to	8.12	%(8)
Janus Henderson VIT Flex Bd, Serv
2019	455	$1.20	to	$1.20	$547	2.90%	0.00%	to	0.00%	9.28%		to	9.28%
2018	384	$1.10	to	$1.10	$422	2.71%	0.00%	to	0.00%	(1.29%)		to	(1.29%)
2017	375	$1.11	to	$1.11	$417	2.43%	0.00%	to	0.00%	3.35%		to	3.35%
2016	459	$1.08	to	$1.08	$494	2.94%	0.00%	to	0.00%	2.22%		to	2.22%
2015	154	$1.05	to	$1.05	$162	2.58%	0.00%	to	0.00%	(0.06%)		to	(0.06%)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	153

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Janus Henderson VIT Gbl Tech, Serv
2019	7,220	$3.77	to	$2.15	$34,159	—	0.30%	to	0.90%	44.38%		to	43.52%
2018	7,750	$2.61	to	$1.50	$24,345	—	0.30%	to	0.90%	0.61%		to	0.00%
2017	8,044	$2.59	to	$1.50	$24,274	—	0.30%	to	0.90%	44.48%		to	43.62%
2016	8,959	$1.79	to	$1.04	$16,410	0.09%	0.30%	to	0.90%	13.51%		to	12.83%
2015	9,428	$1.58	to	$0.92	$15,266	—	0.30%	to	0.90%	4.33%		to	3.71%
Janus Henderson VIT Overseas, Serv
2019	19,652	$1.27	to	$1.56	$35,591	1.83%	0.30%	to	0.90%	26.33%		to	25.57%
2018	21,452	$1.01	to	$1.24	$30,707	1.65%	0.30%	to	0.90%	(15.39%)		to	(15.90%)
2017	22,471	$1.19	to	$1.48	$38,147	1.59%	0.30%	to	0.90%	30.41%		to	29.64%
2016	24,229	$0.91	to	$1.14	$31,600	4.69%	0.30%	to	0.90%	(6.99%)		to	(7.54%)
2015	26,524	$0.98	to	$1.23	$37,183	0.50%	0.30%	to	0.90%	(9.08%)		to	(9.62%)
Janus Henderson VIT Res, Inst
2019	112	$1.19	to	$1.19	$133	0.70%	0.00%	to	0.00%	18.81	%(8)	to	18.81	%(8)
Janus Henderson VIT Res, Serv
2019	3,750	$2.64	to	$2.52	$12,617	0.31%	0.00%	to	0.90%	35.23%		to	34.01%
2018	4,168	$1.95	to	$1.88	$10,313	0.36%	0.00%	to	0.90%	(2.84%)		to	(3.71%)
2017	4,434	$2.01	to	$1.95	$11,178	0.24%	0.00%	to	0.90%	27.56%		to	26.42%
2016	5,161	$1.58	to	$1.55	$9,728	0.38%	0.00%	to	0.90%	0.27%		to	(0.63%)
2015	5,636	$1.57	to	$1.55	$10,592	0.45%	0.00%	to	0.90%	5.07%		to	4.13%
Lazard Ret Global Dyn MA, Inv
2019	28	$1.09	to	$1.09	$31	0.04%	0.00%	to	0.00%	9.31	%(8)	to	9.31	%(8)
Lazard Ret Global Dyn MA, Serv
2019	2,202	$1.50	to	$1.29	$2,952	0.05%	0.00%	to	0.90%	17.79%		to	16.73%
2018	2,416	$1.27	to	$1.11	$2,753	1.45%	0.00%	to	0.90%	(6.57%)		to	(7.41%)
2017	1,648	$1.36	to	$1.20	$2,026	—	0.00%	to	0.90%	20.53%		to	19.45%
2016	1,587	$1.13	to	$1.00	$1,614	0.21%	0.00%	to	0.90%	3.30%		to	2.38%
2015	2,095	$1.09	to	$0.98	$2,072	—	0.00%	to	0.90%	(0.44%)		to	(1.34%)
MFS Mass Inv Gro Stock, Serv Cl
2019	22,675	$1.85	to	$1.79	$41,453	0.34%	0.30%	to	0.90%	39.17%		to	38.33%
2018	24,244	$1.33	to	$1.30	$31,898	0.33%	0.30%	to	0.90%	0.27%		to	(0.33%)
2017	27,149	$1.32	to	$1.30	$35,688	0.42%	0.30%	to	0.90%	27.72%		to	26.96%
2016	29,260	$1.04	to	$1.02	$30,145	0.38%	0.30%	to	0.90%	5.53%		to	4.89%
2015	31,277	$0.98	to	$0.98	$30,623	0.60%	0.30%	to	0.90%	(1.85	%)(5)	to	(2.30	%)(5)
MFS New Dis, Serv Cl
2019	6,154	$2.41	to	$3.20	$28,454	—	0.30%	to	0.90%	40.85%		to	40.01%
2018	6,336	$1.71	to	$2.28	$20,826	—	0.30%	to	0.90%	(2.01%)		to	(2.60%)
2017	6,766	$1.75	to	$2.35	$22,794	—	0.30%	to	0.90%	25.95%		to	25.20%
2016	7,476	$1.39	to	$1.87	$19,951	—	0.30%	to	0.90%	8.47%		to	7.83%
2015	8,493	$1.28	to	$1.74	$20,555	—	0.30%	to	0.90%	(2.44%)		to	(3.02%)
MFS Utilities, Init Cl
2019	228	$1.15	to	$1.15	$261	5.24%	0.00%	to	0.00%	15.19	%(8)	to	15.19	%(8)
MFS Utilities, Serv Cl
2019	8,490	$1.94	to	$5.44	$24,381	3.79%	0.00%	to	0.90%	24.80%		to	23.68%
2018	8,556	$1.55	to	$4.40	$20,516	0.84%	0.00%	to	0.90%	0.81%		to	(0.10%)
2017	9,358	$1.54	to	$4.40	$22,959	4.11%	0.00%	to	0.90%	14.49%		to	13.47%
2016	8,643	$1.35	to	$3.88	$22,773	3.68%	0.00%	to	0.90%	11.23%		to	10.24%
2015	9,246	$1.21	to	$3.52	$22,085	3.86%	0.00%	to	0.90%	(14.76%)		to	(15.52%)
MS VIF Dis, Cl I
2019	355	$1.14	to	$1.14	$403	—	0.00%	to	0.00%	12.49	%(8)	to	12.49	%(8)
MS VIF Dis, Cl II
2019	4,958	$2.69	to	$2.80	$17,875	—	0.00%	to	0.90%	39.97%		to	38.71%
2018	4,343	$1.92	to	$2.02	$11,205	—	0.00%	to	0.90%	10.53%		to	9.53%
2017	3,218	$1.74	to	$1.84	$7,487	—	0.00%	to	0.90%	38.60%		to	37.36%
2016	3,387	$1.26	to	$1.34	$5,490	—	0.00%	to	0.90%	(8.84%)		to	(9.66%)
2015	3,874	$1.38	to	$1.48	$6,997	—	0.00%	to	0.90%	(5.99%)		to	(6.83%)

154	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MS VIF Global Real Est, Cl II
2019	5,039	$1.45	to	$1.24	$9,894	2.59%	0.30%	to	0.90%	17.70%		to	17.00%
2018	4,762	$1.24	to	$1.06	$8,102	3.13%	0.30%	to	0.90%	(8.48%)		to	(9.03%)
2017	5,698	$1.35	to	$1.16	$10,115	2.42%	0.30%	to	0.90%	9.38%		to	8.73%
2016	6,975	$1.23	to	$1.07	$10,236	1.35%	0.30%	to	0.90%	2.81%		to	2.20%
2015	8,384	$1.20	to	$1.05	$11,927	2.23%	0.30%	to	0.90%	(1.71%)		to	(2.30%)
NB AMT Sus Eq, Cl I
2019	81	$1.13	to	$1.13	$91	0.70%	0.00%	to	0.00%	12.46	%(8)	to	12.46	%(8)
NB AMT Sus Eq, Cl S
2019	210	$2.37	to	$2.37	$499	0.31%	0.00%	to	0.00%	25.58%		to	25.58%
2018	175	$1.89	to	$1.89	$330	0.24%	0.00%	to	0.00%	(5.94%)		to	(5.94%)
2017	115	$2.01	to	$2.01	$231	0.39%	0.00%	to	0.00%	18.11%		to	18.11%
2016	78	$1.70	to	$1.70	$133	0.57%	0.00%	to	0.00%	9.64%		to	9.64%
2015	44	$1.55	to	$1.55	$69	0.26%	0.00%	to	0.00%	(0.59%)		to	(0.59%)
NB AMT US Eq Index PW Strat, Cl S
2019	419	$1.07	to	$1.02	$440	0.14%	0.00%	to	0.90%	15.26%		to	14.22%
2018	526	$0.93	to	$0.89	$480	—	0.00%	to	0.90%	(6.78%)		to	(7.62%)
2017	530	$1.00	to	$0.97	$519	—	0.00%	to	0.90%	6.68%		to	5.72%
2016	433	$0.93	to	$0.91	$398	—	0.00%	to	0.90%	(0.64%)		to	(1.54%)
2015	514	$0.94	to	$0.93	$478	—	0.00%	to	0.90%	(5.06%)		to	(5.91%)
PIMCO VIT All Asset, Advisor Cl
2019	8,557	$1.28	to	$1.57	$14,439	2.81%	0.00%	to	0.90%	11.74%		to	10.74%
2018	9,330	$1.15	to	$1.42	$14,186	2.98%	0.00%	to	0.90%	(5.45%)		to	(6.30%)
2017	10,586	$1.21	to	$1.52	$17,224	4.51%	0.00%	to	0.90%	13.38%		to	12.36%
2016	11,365	$1.07	to	$1.35	$16,502	2.46%	0.00%	to	0.90%	12.91%		to	11.90%
2015	13,719	$0.95	to	$1.21	$17,569	2.95%	0.00%	to	0.90%	(9.19%)		to	(10.00%)
PIMCO VIT All Asset, Inst Cl
2019	42	$1.07	to	$1.07	$45	3.67%	0.00%	to	0.00%	6.52	%(8)	to	6.52	%(8)
PIMCO VIT Glb Man As Alloc, Adv Cl
2019	75	$1.29	to	$1.29	$97	1.96%	0.00%	to	0.00%	16.96%		to	16.96%
2018	109	$1.10	to	$1.10	$121	1.57%	0.00%	to	0.00%	(5.61%)		to	(5.61%)
2017	114	$1.17	to	$1.17	$133	2.19%	0.00%	to	0.00%	13.99%		to	13.99%
2016	96	$1.03	to	$1.03	$99	2.54%	0.00%	to	0.00%	3.92%		to	3.92%
2015	94	$0.99	to	$0.99	$93	2.13%	0.00%	to	0.00%	(0.26%)		to	(0.26%)
PIMCO VIT Tot Return, Advisor Cl
2019	6,815	$1.21	to	$1.13	$7,856	2.87%	0.00%	to	0.90%	8.25%		to	7.28%
2018	3,999	$1.11	to	$1.05	$4,284	2.45%	0.00%	to	0.90%	(0.63%)		to	(1.53%)
2017	3,467	$1.12	to	$1.07	$3,743	1.93%	0.00%	to	0.90%	4.81%		to	3.87%
2016	2,097	$1.07	to	$1.03	$2,172	1.98%	0.00%	to	0.90%	2.58%		to	1.66%
2015	1,219	$1.04	to	$1.01	$1,240	5.65%	0.00%	to	0.90%	0.01%		to	(0.89%)
PIMCO VIT Tot Return, Inst Cl
2019	142	$1.07	to	$1.07	$152	3.02%	0.00%	to	0.00%	6.85	%(8)	to	6.85	%(8)
Put VT Global Hlth Care, Cl IB
2019	6,068	$2.54	to	$3.62	$21,109	—	0.30%	to	0.90%	29.90%		to	29.13%
2018	6,501	$1.95	to	$2.80	$17,504	0.97%	0.30%	to	0.90%	(0.89%)		to	(1.49%)
2017	6,777	$1.97	to	$2.84	$18,570	0.53%	0.30%	to	0.90%	14.95%		to	14.27%
2016	7,099	$1.72	to	$2.49	$17,596	—	0.30%	to	0.90%	(11.62%)		to	(12.14%)
2015	9,324	$1.94	to	$2.83	$26,289	6.84%	0.30%	to	0.90%	7.46%		to	6.82%
Put VT Hi Yield, Cl IB
2019	2,581	$2.60	to	$2.69	$6,763	5.98%	0.45%	to	0.90%	13.89%		to	13.37%
2018	2,860	$2.28	to	$2.38	$6,586	5.76%	0.45%	to	0.90%	(4.50%)		to	(4.93%)
2017	3,035	$2.39	to	$2.50	$7,330	6.01%	0.45%	to	0.90%	6.50%		to	6.02%
2016	3,441	$2.24	to	$2.36	$7,819	6.39%	0.45%	to	0.90%	15.03%		to	14.51%
2015	3,779	$1.95	to	$2.06	$7,480	6.97%	0.45%	to	0.90%	(5.77%)		to	(6.20%)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	155

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Intl Eq, Cl IB
2019	2,706	$1.53	to	$1.88	$5,321	1.36%	0.30%	to	0.90%	24.78%		to	24.03%
2018	2,967	$1.23	to	$1.52	$4,766	1.34%	0.30%	to	0.90%	(19.36%)		to	(19.84%)
2017	2,990	$1.52	to	$1.89	$5,892	2.14%	0.30%	to	0.90%	26.20%		to	25.45%
2016	2,908	$1.21	to	$1.51	$4,631	3.35%	0.30%	to	0.90%	(2.75%)		to	(3.33%)
2015	2,896	$1.24	to	$1.56	$4,771	1.10%	0.30%	to	0.90%	(0.16%)		to	(0.76%)
Put VT Sus Leaders, Cl IA
2019	25,920	$5.18	to	$4.43	$123,672	0.68%	0.45%	to	0.90%	36.11%		to	35.50%
2018	28,382	$3.80	to	$3.27	$99,618	0.01%	0.45%	to	0.90%	(1.73%)		to	(2.17%)
2017	31,396	$3.87	to	$3.34	$112,419	0.84%	0.45%	to	0.90%	28.98%		to	28.40%
2016	34,472	$3.00	to	$2.60	$95,803	0.93%	0.45%	to	0.90%	7.58%		to	7.10%
2015	35,708	$2.79	to	$2.43	$92,008	1.91%	0.45%	to	0.90%	(0.52%)		to	(0.97%)
Put VT Sus Leaders, Cl IB
2019	1,202	$2.89	to	$3.34	$3,889	0.43%	0.30%	to	0.90%	35.95%		to	35.14%
2018	1,113	$2.13	to	$2.47	$2,662	—	0.30%	to	0.90%	(1.82%)		to	(2.41%)
2017	1,029	$2.16	to	$2.53	$2,550	0.58%	0.30%	to	0.90%	28.84%		to	28.07%
2016	907	$1.68	to	$1.98	$1,759	1.50%	0.30%	to	0.90%	7.47%		to	6.82%
2015	4,260	$1.56	to	$1.85	$7,971	1.67%	0.30%	to	0.90%	(0.59%)		to	(1.18%)
Royce Micro-Cap, Invest Cl
2019	9,643	$2.79	to	$4.02	$29,104	—	0.45%	to	0.90%	19.02%		to	18.48%
2018	10,454	$2.34	to	$3.39	$26,556	—	0.45%	to	0.90%	(9.46%)		to	(9.86%)
2017	11,553	$2.59	to	$3.76	$32,584	0.66%	0.45%	to	0.90%	4.71%		to	4.25%
2016	12,678	$2.47	to	$3.61	$34,331	0.70%	0.45%	to	0.90%	19.18%		to	18.64%
2015	14,318	$2.07	to	$3.04	$32,661	—	0.45%	to	0.90%	(12.85%)		to	(13.24%)
Temp Global Bond, Cl 1
2019	73	$0.99	to	$0.99	$72	2.65%	0.00%	to	0.00%	(0.96	%)(8)	to	(0.96	%)(8)
Temp Global Bond, Cl 2
2019	3,922	$1.08	to	$0.98	$3,987	7.27%	0.00%	to	0.90%	2.01%		to	1.10%
2018	3,892	$1.06	to	$0.97	$3,883	—	0.00%	to	0.90%	1.94%		to	1.02%
2017	3,815	$1.04	to	$0.96	$3,754	—	0.00%	to	0.90%	1.93%		to	1.01%
2016	2,999	$1.02	to	$0.95	$2,899	—	0.00%	to	0.90%	2.94%		to	2.02%
2015	3,043	$0.99	to	$0.94	$2,876	7.47%	0.00%	to	0.90%	(4.30%)		to	(5.16%)
Third Ave Val
2019	9,991	$2.23	to	$2.82	$23,640	0.27%	0.45%	to	0.90%	11.96%		to	11.45%
2018	10,915	$1.99	to	$2.53	$23,113	1.84%	0.45%	to	0.90%	(20.70%)		to	(21.06%)
2017	11,970	$2.51	to	$3.20	$32,021	0.84%	0.45%	to	0.90%	13.08%		to	12.57%
2016	12,933	$2.22	to	$2.85	$30,716	0.81%	0.45%	to	0.90%	11.72%		to	11.22%
2015	14,736	$1.99	to	$2.56	$31,423	3.32%	0.45%	to	0.90%	(9.30%)		to	(9.71%)
VanEck VIP Global Gold, Cl S
2019	3,770	$1.19	to	$1.07	$4,141	—	0.00%	to	0.90%	38.75%		to	37.50%
2018	3,569	$0.86	to	$0.78	$2,835	3.02%	0.00%	to	0.90%	(15.70%)		to	(16.46%)
2017	3,171	$1.02	to	$0.93	$3,000	4.28%	0.00%	to	0.90%	11.63%		to	10.63%
2016	3,063	$0.91	to	$0.84	$2,595	0.23%	0.00%	to	0.90%	47.94%		to	46.62%
2015	1,044	$0.61	to	$0.57	$603	—	0.00%	to	0.90%	(24.16%)		to	(24.84%)
VP Aggr, Cl 1
2019	3,674	$1.11	to	$1.11	$4,079	—	0.00%	to	0.00%	10.93	%(8)	to	10.93	%(8)
VP Aggr, Cl 2
2019	148,099	$1.84	to	$2.02	$288,958	—	0.00%	to	0.90%	21.59%		to	20.50%
2018	147,086	$1.51	to	$1.67	$237,916	—	0.00%	to	0.90%	(8.58%)		to	(9.41%)
2017	136,904	$1.65	to	$1.85	$244,724	—	0.00%	to	0.90%	18.91%		to	17.85%
2016	126,807	$1.39	to	$1.57	$193,614	—	0.00%	to	0.90%	5.91%		to	4.96%
2015	124,746	$1.31	to	$1.49	$181,784	—	0.00%	to	0.90%	(0.76%)		to	(1.65%)

156	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Aggr, Cl 4
2019	177,281	$1.76	to	$2.02	$351,736	—	0.30%	to	0.90%	21.31%		to	20.59%
2018	191,455	$1.45	to	$1.68	$314,468	—	0.30%	to	0.90%	(8.89%)		to	(9.44%)
2017	199,757	$1.60	to	$1.85	$363,471	—	0.30%	to	0.90%	18.52%		to	17.81%
2016	205,807	$1.35	to	$1.57	$322,620	—	0.30%	to	0.90%	5.65%		to	5.02%
2015	222,489	$1.27	to	$1.50	$331,221	—	0.30%	to	0.90%	(1.05%)		to	(1.65%)
VP Col Wanger Intl Eq, Cl 1
2019	141	$1.17	to	$1.17	$166	1.60%	0.00%	to	0.00%	16.50	%(8)	to	16.50	%(8)
VP Col Wanger Intl Eq, Cl 2
2019	2,325	$1.75	to	$1.75	$4,066	0.60%	0.00%	to	0.00%	29.50%		to	29.50%
2018	2,324	$1.35	to	$1.35	$3,139	1.84%	0.00%	to	0.00%	(17.46%)		to	(17.46%)
2017	1,818	$1.64	to	$1.64	$2,974	0.75%	0.00%	to	0.00%	31.93%		to	31.93%
2016	1,162	$1.24	to	$1.24	$1,441	1.43%	0.00%	to	0.00%	(0.78%)		to	(0.78%)
2015	1,072	$1.25	to	$1.25	$1,340	1.41%	0.00%	to	0.00%	(1.64%)		to	(1.64%)
VP Conserv, Cl 1
2019	149	$1.07	to	$1.07	$160	—	0.00%	to	0.00%	7.31	%(8)	to	7.31	%(8)
VP Conserv, Cl 2
2019	11,798	$1.30	to	$1.37	$16,251	—	0.00%	to	0.90%	10.75%		to	9.76%
2018	11,230	$1.18	to	$1.25	$14,115	—	0.00%	to	0.90%	(2.95%)		to	(3.82%)
2017	10,587	$1.21	to	$1.30	$13,766	—	0.00%	to	0.90%	7.42%		to	6.46%
2016	13,191	$1.13	to	$1.22	$16,100	—	0.00%	to	0.90%	3.44%		to	2.51%
2015	12,778	$1.09	to	$1.19	$15,157	—	0.00%	to	0.90%	(0.16%)		to	(1.06%)
VP Conserv, Cl 4
2019	16,344	$1.26	to	$1.37	$22,424	—	0.30%	to	0.90%	10.42%		to	9.76%
2018	14,037	$1.14	to	$1.25	$17,617	—	0.30%	to	0.90%	(3.17%)		to	(3.76%)
2017	15,994	$1.18	to	$1.30	$20,895	—	0.30%	to	0.90%	7.02%		to	6.38%
2016	19,023	$1.10	to	$1.22	$23,326	—	0.30%	to	0.90%	3.13%		to	2.51%
2015	18,600	$1.07	to	$1.19	$22,196	—	0.30%	to	0.90%	(0.46%)		to	(1.06%)
VP Man Vol Conserv, Cl 1
2019	37	$1.08	to	$1.08	$40	—	0.00%	to	0.00%	8.45	%(8)	to	8.45	%(8)
VP Man Vol Conserv, Cl 2
2019	2,952	$1.21	to	$1.16	$3,492	—	0.00%	to	0.90%	11.92%		to	10.91%
2018	1,593	$1.09	to	$1.04	$1,686	—	0.00%	to	0.90%	(2.58%)		to	(3.46%)
2017	1,289	$1.11	to	$1.08	$1,409	—	0.00%	to	0.90%	7.89%		to	6.92%
2016	1,574	$1.03	to	$1.01	$1,601	—	0.00%	to	0.90%	3.06%		to	2.13%
2015	639	$1.00	to	$0.99	$633	—	0.00%	to	0.90%	(1.13%)		to	(2.03%)
VP Man Vol Conserv Gro, Cl 1
2019	188	$1.09	to	$1.09	$204	—	0.00%	to	0.00%	8.81	%(8)	to	8.81	%(8)
VP Man Vol Conserv Gro, Cl 2
2019	4,191	$1.24	to	$1.18	$5,088	—	0.00%	to	0.90%	14.00%		to	12.97%
2018	4,456	$1.09	to	$1.05	$4,758	—	0.00%	to	0.90%	(4.30%)		to	(5.16%)
2017	3,832	$1.14	to	$1.10	$4,287	—	0.00%	to	0.90%	11.19%		to	10.20%
2016	4,651	$1.03	to	$1.00	$4,689	—	0.00%	to	0.90%	3.17%		to	2.24%
2015	3,300	$0.99	to	$0.98	$3,245	—	0.00%	to	0.90%	(1.83%)		to	(2.71%)
VP Man Vol Gro, Cl 1
2019	1,799	$1.10	to	$1.10	$1,973	—	0.00%	to	0.00%	9.52	%(8)	to	9.52	%(8)
VP Man Vol Gro, Cl 2
2019	38,883	$1.30	to	$1.23	$49,401	—	0.00%	to	0.90%	18.26%		to	17.20%
2018	39,162	$1.10	to	$1.05	$42,174	—	0.00%	to	0.90%	(7.73%)		to	(8.56%)
2017	34,177	$1.19	to	$1.15	$39,993	—	0.00%	to	0.90%	17.48%		to	16.43%
2016	28,478	$1.01	to	$0.99	$28,387	—	0.00%	to	0.90%	3.37%		to	2.44%
2015	30,602	$0.98	to	$0.96	$29,671	—	0.00%	to	0.90%	(3.34%)		to	(4.21%)
VP Man Vol Mod Gro, Cl 1
2019	993	$1.09	to	$1.09	$1,085	—	0.00%	to	0.00%	9.21	%(8)	to	9.21	%(8)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	157

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Man Vol Mod Gro, Cl 2
2019	29,853	$1.28	to	$1.22	$37,298	—	0.00%	to	0.90%	16.17%		to	15.13%
2018	29,200	$1.10	to	$1.06	$31,490	—	0.00%	to	0.90%	(5.85%)		to	(6.70%)
2017	25,088	$1.17	to	$1.13	$28,789	—	0.00%	to	0.90%	14.34%		to	13.32%
2016	24,415	$1.02	to	$1.00	$24,563	—	0.00%	to	0.90%	3.42%		to	2.49%
2015	23,281	$0.99	to	$0.97	$22,774	—	0.00%	to	0.90%	(2.52%)		to	(3.40%)
VP Mod, Cl 1
2019	3,120	$1.09	to	$1.09	$3,409	—	0.00%	to	0.00%	9.26	%(8)	to	9.26	%(8)
VP Mod, Cl 2
2019	227,793	$1.55	to	$1.69	$383,237	—	0.00%	to	0.90%	16.13%		to	15.09%
2018	231,275	$1.34	to	$1.47	$337,446	—	0.00%	to	0.90%	(5.57%)		to	(6.42%)
2017	235,009	$1.42	to	$1.57	$366,198	—	0.00%	to	0.90%	13.22%		to	12.21%
2016	241,303	$1.25	to	$1.40	$336,097	—	0.00%	to	0.90%	4.63%		to	3.70%
2015	242,400	$1.20	to	$1.35	$325,206	—	0.00%	to	0.90%	(0.56%)		to	(1.45%)
VP Mod, Cl 4
2019	343,553	$1.50	to	$1.70	$583,300	—	0.30%	to	0.90%	15.83%		to	15.14%
2018	370,021	$1.29	to	$1.47	$544,448	—	0.30%	to	0.90%	(5.85%)		to	(6.42%)
2017	400,097	$1.37	to	$1.58	$629,938	—	0.30%	to	0.90%	12.87%		to	12.19%
2016	438,780	$1.22	to	$1.40	$618,470	—	0.30%	to	0.90%	4.32%		to	3.69%
2015	477,669	$1.17	to	$1.35	$647,973	—	0.30%	to	0.90%	(0.85%)		to	(1.45%)
VP Mod Aggr, Cl 1
2019	8,970	$1.10	to	$1.10	$9,871	—	0.00%	to	0.00%	9.99	%(8)	to	9.99	%(8)
VP Mod Aggr, Cl 2
2019	366,784	$1.69	to	$1.85	$659,245	—	0.00%	to	0.90%	18.71%		to	17.65%
2018	366,697	$1.42	to	$1.58	$559,645	—	0.00%	to	0.90%	(7.03%)		to	(7.87%)
2017	356,965	$1.53	to	$1.71	$591,249	—	0.00%	to	0.90%	16.15%		to	15.11%
2016	342,835	$1.32	to	$1.49	$496,512	—	0.00%	to	0.90%	5.27%		to	4.32%
2015	337,001	$1.25	to	$1.42	$468,274	—	0.00%	to	0.90%	(0.73%)		to	(1.62%)
VP Mod Aggr, Cl 4
2019	566,475	$1.62	to	$1.86	$1,037,870	—	0.30%	to	0.90%	18.39%		to	17.68%
2018	609,531	$1.37	to	$1.58	$947,454	—	0.30%	to	0.90%	(7.36%)		to	(7.91%)
2017	654,007	$1.48	to	$1.71	$1,105,955	—	0.30%	to	0.90%	15.85%		to	15.15%
2016	691,922	$1.28	to	$1.49	$1,027,371	—	0.30%	to	0.90%	4.95%		to	4.32%
2015	748,667	$1.22	to	$1.43	$1,063,929	—	0.30%	to	0.90%	(1.09%)		to	(1.69%)
VP Mod Conserv, Cl 1
2019	141	$1.08	to	$1.08	$153	—	0.00%	to	0.00%	8.39	%(8)	to	8.39	%(8)
VP Mod Conserv, Cl 2
2019	32,291	$1.42	to	$1.52	$49,591	—	0.00%	to	0.90%	13.52%		to	12.50%
2018	31,628	$1.25	to	$1.35	$43,091	—	0.00%	to	0.90%	(4.12%)		to	(4.99%)
2017	36,972	$1.31	to	$1.43	$52,960	—	0.00%	to	0.90%	10.01%		to	9.02%
2016	46,631	$1.19	to	$1.31	$61,117	—	0.00%	to	0.90%	3.97%		to	3.03%
2015	39,242	$1.14	to	$1.27	$50,023	—	0.00%	to	0.90%	(0.22%)		to	(1.12%)
VP Mod Conserv, Cl 4
2019	49,660	$1.38	to	$1.53	$75,729	—	0.30%	to	0.90%	13.15%		to	12.47%
2018	50,525	$1.22	to	$1.36	$68,361	—	0.30%	to	0.90%	(4.34%)		to	(4.92%)
2017	56,168	$1.27	to	$1.43	$80,158	—	0.30%	to	0.90%	9.59%		to	8.93%
2016	65,124	$1.16	to	$1.31	$85,866	—	0.30%	to	0.90%	3.73%		to	3.10%
2015	60,936	$1.12	to	$1.27	$77,811	—	0.30%	to	0.90%	(0.59%)		to	(1.20%)
VP Ptnrs Core Bond, Cl 1
2019	83	$1.07	to	$1.07	$89	0.05%	0.00%	to	0.00%	7.38	%(8)	to	7.38	%(8)
VP Ptnrs Core Bond, Cl 2
2019	355	$1.19	to	$1.19	$421	2.22%	0.00%	to	0.00%	8.39%		to	8.39%
2018	304	$1.09	to	$1.09	$332	2.35%	0.00%	to	0.00%	(0.35%)		to	(0.35%)
2017	254	$1.10	to	$1.10	$279	1.44%	0.00%	to	0.00%	3.34%		to	3.34%
2016	175	$1.06	to	$1.06	$186	2.00%	0.00%	to	0.00%	2.24%		to	2.24%
2015	37	$1.04	to	$1.04	$39	1.70%	0.00%	to	0.00%	0.54%		to	0.54%

158	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Ptnrs Core Eq, Cl 1
2019	4	$1.13	to	$1.13	$4	—	0.00%	to	0.00%	12.66	%(8)	to	12.66	%(8)
VP Ptnrs Core Eq, Cl 2
2019	118	$2.22	to	$2.22	$263	—	0.00%	to	0.00%	26.20%		to	26.20%
2018	112	$1.76	to	$1.76	$197	—	0.00%	to	0.00%	(8.20%)		to	(8.20%)
2017	85	$1.92	to	$1.92	$164	—	0.00%	to	0.00%	20.12%		to	20.12%
2016	74	$1.60	to	$1.60	$119	—	0.00%	to	0.00%	9.55%		to	9.55%
2015	54	$1.46	to	$1.46	$79	—	0.00%	to	0.00%	0.33%		to	0.33%
VP Ptnrs Core Eq, Cl 3
2019	2,154	$2.14	to	$1.85	$5,885	—	0.30%	to	0.90%	26.00%		to	25.25%
2018	2,416	$1.70	to	$1.48	$5,213	—	0.30%	to	0.90%	(8.36%)		to	(8.91%)
2017	2,769	$1.86	to	$1.62	$6,207	—	0.30%	to	0.90%	19.91%		to	19.20%
2016	3,187	$1.55	to	$1.36	$5,620	—	0.30%	to	0.90%	9.36%		to	8.70%
2015	3,492	$1.42	to	$1.25	$5,641	—	0.30%	to	0.90%	0.16%		to	(0.45%)
VP Ptnrs Sm Cap Gro, Cl 1
2019	43	$1.03	to	$1.03	$44	—	0.00%	to	0.00%	2.55	%(8)	to	2.55	%(8)
VP Ptnrs Sm Cap Gro, Cl 2
2019	263	$1.94	to	$1.94	$511	—	0.00%	to	0.00%	20.95%		to	20.95%
2018	224	$1.61	to	$1.61	$361	—	0.00%	to	0.00%	(4.88%)		to	(4.88%)
2017	156	$1.69	to	$1.69	$263	—	0.00%	to	0.00%	18.49%		to	18.49%
2016	101	$1.43	to	$1.43	$144	—	0.00%	to	0.00%	6.38%		to	6.38%
2015	43	$1.34	to	$1.34	$58	—	0.00%	to	0.00%	(5.32%)		to	(5.32%)
VP Ptnrs Sm Cap Val, Cl 1
2019	17	$1.02	to	$1.02	$18	—	0.00%	to	0.00%	1.97	%(8)	to	1.97	%(8)
VP Ptnrs Sm Cap Val, Cl 2
2019	246	$1.82	to	$1.82	$447	—	0.00%	to	0.00%	19.53%		to	19.53%
2018	229	$1.52	to	$1.52	$349	—	0.00%	to	0.00%	(13.72%)		to	(13.72%)
2017	193	$1.76	to	$1.76	$341	—	0.00%	to	0.00%	6.89%		to	6.89%
2016	145	$1.65	to	$1.65	$239	—	0.00%	to	0.00%	25.35%		to	25.35%
2015	93	$1.32	to	$1.32	$122	—	0.00%	to	0.00%	(9.45%)		to	(9.45%)
VP Ptnrs Sm Cap Val, Cl 3
2019	5,162	$1.75	to	$3.03	$13,740	—	0.30%	to	0.90%	19.30%		to	18.58%
2018	5,460	$1.47	to	$2.56	$12,253	—	0.30%	to	0.90%	(13.86%)		to	(14.37%)
2017	5,865	$1.70	to	$2.98	$15,420	—	0.30%	to	0.90%	6.70%		to	6.07%
2016	5,873	$1.60	to	$2.81	$15,548	—	0.30%	to	0.90%	25.16%		to	24.41%
2015	6,411	$1.28	to	$2.26	$13,540	—	0.30%	to	0.90%	(9.62%)		to	(10.17%)
VP US Flex Conserv Gro, Cl 1
2019	—	$1.10	to	$1.10	$0	—	0.00%	to	0.00%	9.92	%(8)	to	9.92	%(8)
VP US Flex Gro, Cl 1
2019	115	$1.12	to	$1.12	$129	—	0.00%	to	0.00%	12.09	%(8)	to	12.09	%(8)
VP US Flex Mod Gro, Cl 1
2019	267	$1.11	to	$1.11	$297	—	0.00%	to	0.00%	11.01	%(8)	to	11.01	%(8)
Wanger Intl
2019	32,683	$1.65	to	$2.77	$89,412	0.82%	0.30%	to	0.90%	29.60%		to	28.83%
2018	35,663	$1.27	to	$2.15	$75,740	2.03%	0.30%	to	0.90%	(17.95%)		to	(18.44%)
2017	37,368	$1.55	to	$2.63	$97,743	1.22%	0.30%	to	0.90%	32.52%		to	31.73%
2016	37,288	$1.17	to	$2.00	$76,959	1.16%	0.30%	to	0.90%	(1.70%)		to	(2.29%)
2015	40,569	$1.19	to	$2.05	$85,635	1.44%	0.30%	to	0.90%	(0.20%)		to	(0.80%)
Wanger USA
2019	26,202	$2.49	to	$5.30	$115,353	0.26%	0.30%	to	0.90%	30.71%		to	29.93%
2018	28,625	$1.91	to	$4.08	$97,347	0.09%	0.30%	to	0.90%	(1.76%)		to	(2.35%)
2017	30,947	$1.94	to	$4.18	$107,472	—	0.30%	to	0.90%	19.22%		to	18.51%
2016	31,191	$1.63	to	$3.53	$97,613	—	0.30%	to	0.90%	13.35%		to	12.67%
2015	33,872	$1.44	to	$3.13	$94,274	—	0.30%	to	0.90%	(0.90%)		to	(1.50%)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	159

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
WF VT Index Asset Alloc, Cl 2
2019	6,169	$1.97	to	$2.89	$12,351	1.10%	0.30%	to	0.90%	19.80%		to	19.08%
2018	6,290	$1.65	to	$2.43	$10,611	0.97%	0.30%	to	0.90%	(3.19%)		to	(3.78%)
2017	6,481	$1.70	to	$2.53	$11,595	0.75%	0.30%	to	0.90%	11.91%		to	11.24%
2016	5,781	$1.52	to	$2.27	$10,153	0.88%	0.30%	to	0.90%	7.35%		to	6.71%
2015	4,767	$1.42	to	$2.13	$7,840	1.04%	0.30%	to	0.90%	0.95%		to	0.34%
WF VT Intl Eq, Cl 2
2019	11,303	$1.46	to	$1.92	$21,850	3.69%	0.30%	to	0.90%	15.14%		to	14.45%
2018	11,856	$1.27	to	$1.68	$20,111	11.34%	0.30%	to	0.90%	(17.53%)		to	(18.03%)
2017	12,157	$1.54	to	$2.04	$25,133	2.78%	0.30%	to	0.90%	23.97%		to	23.23%
2016	11,216	$1.24	to	$1.66	$18,945	2.79%	0.30%	to	0.90%	2.99%		to	2.37%
2015	13,122	$1.21	to	$1.62	$21,579	3.98%	0.30%	to	0.90%	1.50%		to	0.89%
WF VT Opp, Cl 1
2019	17	$1.16	to	$1.16	$19	0.37%	0.00%	to	0.00%	16.01	%(8)	to	16.01	%(8)
WF VT Opp, Cl 2
2019	4,163	$2.45	to	$3.75	$15,344	0.28%	0.00%	to	0.90%	31.46%		to	30.29%
2018	4,554	$1.87	to	$2.88	$12,901	0.18%	0.00%	to	0.90%	(7.15%)		to	(7.98%)
2017	4,969	$2.01	to	$3.13	$15,483	0.68%	0.00%	to	0.90%	20.44%		to	19.36%
2016	5,354	$1.67	to	$2.62	$14,274	2.03%	0.00%	to	0.90%	12.23%		to	11.23%
2015	5,830	$1.49	to	$2.36	$14,035	0.13%	0.00%	to	0.90%	(3.08%)		to	(3.95%)
WF VT Sm Cap Gro, Cl 1
2019	275	$1.06	to	$1.06	$292	—	0.00%	to	0.00%	5.81	%(8)	to	5.81	%(8)
WF VT Sm Cap Gro, Cl 2
2019	6,010	$2.44	to	$4.30	$21,973	—	0.00%	to	0.90%	24.83%		to	23.71%
2018	6,750	$1.95	to	$3.48	$20,205	—	0.00%	to	0.90%	1.31%		to	0.40%
2017	5,580	$1.93	to	$3.46	$17,217	—	0.00%	to	0.90%	25.86%		to	24.73%
2016	5,264	$1.53	to	$2.78	$13,709	—	0.00%	to	0.90%	7.75%		to	6.78%
2015	6,422	$1.42	to	$2.60	$15,861	—	0.00%	to	0.90%	(2.88%)		to	(3.75%)
WA Var Global Hi Yd Bond, Cl I
2019	76	$1.08	to	$1.08	$82	8.13%	0.00%	to	0.00%	7.73	%(8)	to	7.73	%(8)
WA Var Global Hi Yd Bond, Cl II
2019	221	$1.30	to	$1.30	$287	5.22%	0.00%	to	0.00%	14.01%		to	14.01%
2018	200	$1.14	to	$1.14	$228	5.41%	0.00%	to	0.00%	(4.16%)		to	(4.16%)
2017	141	$1.19	to	$1.19	$167	6.22%	0.00%	to	0.00%	8.43%		to	8.43%
2016	78	$1.09	to	$1.09	$86	7.93%	0.00%	to	0.00%	15.36%		to	15.36%
2015	33	$0.95	to	$0.95	$31	9.54%	0.00%	to	0.00%	(6.08%)		to	(6.08%)

(1)	The accumulation unit values and total returns are based on the life insurance policies with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of minimum to maximum values, based on the subaccounts representing the minimum and maximum expense ratio amounts, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on March 27, 2015.
(6)	New subaccount operations commenced on April 28, 2017.
(7)	New subaccount operations commenced on April 27, 2018.
(8)	New subaccount operations commenced on February 25, 2019.

160	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE COMPANY

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company and its subsidiaries (the “Company”) as of December 31, 2019 and 2018, and the related consolidated statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2019, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 26, 2020

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS

(in millions, except share amounts)

December 31,	2019	2018
Assets
Investments:
Available-for-Sale: Fixed maturities, at fair value (amortized cost: 2019, $19,111; 2018, $21,099)	$20,902	$21,528
Mortgage loans, at amortized cost (less allowance for loan losses: 2019, $17; 2018, $16)	2,655	2,547
Policy loans	867	861
Other investments	734	838
Total investments	25,158	25,774
Cash and cash equivalents	1,275	1,085
Reinsurance recoverables	3,198	3,113
Other receivables	1,713	209
Accrued investment income	169	203
Deferred acquisition costs	2,673	2,742
Other assets	5,332	3,554
Separate account assets	82,425	73,393
Total assets	$121,943	$110,073

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$30,504	$29,407
Short-term borrowings	201	201
Line of credit with Ameriprise Financial, Inc.	50	—
Other liabilities	5,427	3,500
Separate account liabilities	82,425	73,393
Total liabilities	118,607	106,501
Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,466	2,466
Retained earnings	293	1,058
Accumulated other comprehensive income, net of tax	574	45
Total shareholder’s equity	3,336	3,572
Total liabilities and shareholder’s equity	$121,943	$110,073

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

Years Ended December 31,	2019	2018	2017
Revenues
Premiums	$397	$396	$410
Net investment income	917	1,023	1,011
Policy and contract charges	2,042	2,081	1,943
Other revenues	464	411	400
Net realized investment gains (losses)	(2)	10	40
Total revenues	3,818	3,921	3,804

Benefits and expenses
Benefits, claims, losses and settlement expenses	1,804	1,373	1,239
Interest credited to fixed accounts	669	674	656
Amortization of deferred acquisition costs	133	255	207
Other insurance and operating expenses	685	679	701
Total benefits and expenses	3,291	2,981	2,803
Pretax income (loss)	527	940	1,001
Income tax provision (benefit)	(60)	35	260
Net income	$587	$905	$741

Supplemental Disclosures:
Total other-than-temporary impairment losses on securities	$(24)	$—	$—
Portion of loss recognized in other comprehensive income (before taxes)	7	—	—
Net impairment losses recognized in net realized investment gains (losses)	$(17)	$—	$—

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

Years Ended December 31,	2019	2018	2017

Net income	$587	$905	$741
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	529	(412)	(3)
Net unrealized gains (losses) on derivatives	—	1	3
Other	—	—	(1)
Total other comprehensive income (loss), net of tax	529	(411)	(1)
Total comprehensive income	$1,116	$494	$740

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

(in millions)

	Common Shares	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2017	$3	$2,466	$862	$457	$3,788
Comprehensive income:
Net income	—	—	741	—	741
Other comprehensive income (loss), net of tax	—	—	—	(1)	(1)

Total comprehensive income					740
Cash dividends to Ameriprise Financial, Inc.	—	—	(700)	—	(700)

Balances at December 31, 2017	3	2,466	903	456	3,828
Comprehensive income:
Net income	—	—	905	—	905
Other comprehensive income (loss), net of tax	—	—	—	(411)	(411)

Total comprehensive income					494
Cash dividends to Ameriprise Financial, Inc.	—	—	(750)	—	(750)

Balances at December 31, 2018	3	2,466	1,058	45	3,572
Cumulative effect of adoption of premium amortization on purchased callable debt securities guidance	—	—	(2)	—	(2)
Comprehensive income:
Net income	—	—	587	—	587
Other comprehensive income (loss), net of tax	—	—	—	529	529

Total comprehensive income					1,116
Cash dividends to Ameriprise Financial, Inc.	—	—	(1,350)	—	(1,350)
Balances at December 31, 2019	$3	$2,466	$293	$574	$3,336

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

Years Ended December 31,	2019	2018	2017
Cash Flows from Operating Activities
Net income	$587	$905	$741
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	(22)	37	48
Deferred income tax (benefit) expense	(278)	(3)	101
Contractholder and policyholder charges, non-cash	(380)	(368)	(359)
Loss from equity method investments	99	64	108
Net realized investment (gains) losses	(15)	(10)	(40)
Other-than-temporary impairments and provision for loan losses recognized in net realized investment gains (losses)	17	—	—
Changes in operating assets and liabilities:
Deferred acquisition costs	(106)	1	(35)
Policyholder account balances, future policy benefits and claims, net	751	906	(121)
Derivatives, net of collateral	333	(170)	504
Reinsurance recoverables	(90)	(212)	(266)
Other receivables	19	14	42
Accrued investment income	26	16	18
Other, net	25	(1)	(33)
Net cash provided by (used in) operating activities	966	1,179	708

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	232	56	234
Maturities, sinking fund payments and calls	2,250	2,635	2,491
Purchases	(1,772)	(3,049)	(2,034)
Proceeds from sales, maturities and repayments of mortgage loans	223	280	690
Funding of mortgage loans	(331)	(208)	(439)
Proceeds from sales and collections of other investments	129	137	156
Purchase of other investments	(164)	(217)	(201)
Purchase of equipment and software	(10)	(8)	(9)
Change in policy loans, net	(6)	(16)	(15)
Cash paid for deposit receivable	(349)	—	—
Cash received for deposit receivable	98	—	—
Advance on line of credit to Ameriprise Financial, Inc.	—	(273)	(15)
Repayment from Ameriprise Financial, Inc. on line of credit	—	273	15
Cash paid for written options with deferred premiums	(243)	(131)	(82)
Cash received from written options with deferred premiums	170	130	75
Other, net	42	(15)	3
Net cash provided by (used in) investing activities	269	(406)	869

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	2,152	1,933	2,059
Net transfers from (to) separate accounts	(86)	(75)	(157)
Surrenders and other benefits	(1,728)	(1,904)	(1,893)
Proceeds from line of credit with Ameriprise Financial, Inc.	73	10	20
Repayments to Ameriprise Financial, Inc. on line of credit	(23)	(10)	(20)
Cash received for purchased options with deferred premiums	206	254	116
Cash paid for purchased options with deferred premiums	(289)	(208)	(263)
Cash dividends to Ameriprise Financial, Inc.	(1,350)	(750)	(700)
Net cash provided by (used in) financing activities	(1,045)	(750)	(838)
Net increase (decrease) in cash and cash equivalents	190	23	739
Cash and cash equivalents at beginning of period	1,085	1,062	323
Cash and cash equivalents at end of period	$1,275	$1,085	$1,062

Supplemental Disclosures:
Income taxes paid (received), net	$215	$158	$250
Interest paid on borrowings	5	4	2
Non-cash investing activity:
Partnership commitments not yet remitted	4	1	9
Investments transferred in connection with fixed annuity reinsurance transaction	1,265	—	—

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•

RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments.

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

In 2017, the Company recorded the following out-of-period corrections:

•

a $12 million out-of-period correction related to a variable annuity model assumption that decreased amortization of deferred acquisition costs (“DAC”) by $8 million and decreased benefits, claims, losses and settlement expenses by $4 million.

•	a $20 million decrease to income tax provision for a reversal of a tax reserve.

The impact of these out-of-period corrections was not material to prior period financial statements.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 15.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. No subsequent events or transactions were identified.

The Company’s principal products are variable deferred annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders.

The Company also offers immediate annuities, fixed deferred annuities, and traditional life and disability income (“DI”) insurance. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders and contractholders.

Nearly all of the Company’s business is sold through the retail channel of Ameriprise Financial Services, LLC (“AFS”) (previously Ameriprise Financial Services, Inc. until January 2020), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

A variable interest entity (“VIE”) is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

Voting interest entities (“VOEs”) are those entities that do not qualify as a VIE. The Company consolidates VOEs in which it holds a greater than 50% voting interest. The Company generally accounts for entities using the equity method when it holds a greater than 20% but less than 50% voting interest or when the Company exercises significant influence over the entity. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for under the cost method when the Company owns less than a 20% voting interest and does not exercise significant influence.

RiverSource Life Insurance Company

A VIE is consolidated by the reporting entity that determines it has both:

•	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

•	the obligation to absorb potentially significant losses or the right to receive potentially significant benefits to the VIE.

All VIEs are assessed for consolidation under this framework. When evaluating entities for consolidation, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIEs economic performance. In determining whether the Company has this power, it considers whether it is acting in a role that enables it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in an agent role.

In determining whether the Company has the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors. Management and incentive fees that are at market and commensurate with the level of services provided, and where the Company does not hold other interests in the VIE that would absorb more than an insignificant amount of the VIE’s expected losses or receive more than an insignificant amount of the VIE’s expected residual returns, are not considered a variable interest and are excluded from the analysis.

The consolidation guidance has a scope exception for reporting entities with interests in registered money market funds which do not have an explicit support agreement.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, DAC and the corresponding recognition of DAC amortization, valuation of derivative instruments and hedging activities, litigation reserves, future policy benefits and claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities.

When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, an other-than-temporary impairment is considered to have occurred and the Company recognizes an other-than-temporary impairment for the difference between the investment’s amortized cost and its fair value through earnings. For securities that do not meet the above criteria and the Company does not expect to recover a security’s amortized cost, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairment related to credit loss is recognized in earnings.

The amount of the total other-than-temporary impairment related to other factors is recognized in other comprehensive income (“OCI”), net of impacts to DAC, DSIC, unearned revenue, benefit reserves, reinsurance recoverables and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, the difference between the amortized cost and the cash flows expected to be collected is accreted as interest income if through subsequent evaluation there is a sustained increase in the cash flow expected. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in OCI.

The Company provides a supplemental disclosure on the face of its Consolidated Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in OCI. The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in OCI includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Consolidated Statements of Income as the portion of other-than-temporary losses recognized in OCI excludes subsequent increases and decreases in the fair value of these securities.

RiverSource Life Insurance Company

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be monitored by management until management determines there is no current risk of an other-than-temporary impairment.

Other Investments

Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Mortgage Loans and Syndicated Loans

Mortgage loans, net reflect the Company’s interest in commercial mortgage loans less the related allowance for loan losses. Syndicated loans represent the Company’s investment in below investment grade loan syndications. Mortgage loans and syndicated loans are stated at amortized cost, net of allowances for loan losses. Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans

Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest.

When originated, policy loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to these loans, the Company does not record an allowance for loan losses for policy loans.

Deposit Receivable

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability related to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits made are included in other receivables. As amounts are received, consistent with the underlying contracts, the deposit receivable is adjusted. The deposit receivable is accreted using the interest method and the accretion is reported in other revenues.

See Note 7 for additional information on the deposit receivable.

Nonaccrual Loans

Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less estimated selling costs. Foreclosed property is recorded as real estate owned in other investments.

Allowance for Loan Losses

Management determines the adequacy of the allowance for loan losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”)

RiverSource Life Insurance Company

ratios, FICO scores of the borrower, debt service coverage and occupancy rates, along with current economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance based on management’s assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans

The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. The impairment recognized is measured as the excess of the loan’s recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan’s effective interest rate, (ii) the fair value of collateral or (iii) the loan’s observable market price.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. UL and VUL reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded as reinsurance recoverables.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

RiverSource Life Insurance Company

Land, Buildings, Equipment and Software

Land, buildings, equipment and internally developed or purchased software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. The Company uses the straight-line method of depreciation and amortization over periods ranging from three to 39 years.

As of December 31, 2019 and 2018, land, buildings, equipment and software were $129 million and $135 million, respectively, net of accumulated depreciation of $189 million and $174 million, respectively. Depreciation and amortization expense for the years ended December 31, 2019, 2018 and 2017 was $16 million, $15 million and $15 million, respectively.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in AOCI and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in AOCI is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in AOCI are recognized in earnings immediately.

The equity component of indexed annuities and IUL obligations are considered embedded derivatives. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 13 for information regarding the Company’s fair value measurement of derivative instruments and Note 17 for the impact of derivatives on the Consolidated Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFS advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly

RiverSource Life Insurance Company

modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains (losses) on securities impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Consolidated Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in other assets and amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value and separate account liabilities are equal to the assets recognized.

RiverSource Life Insurance Company

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the risks associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance products.

Guarantees accounted for as insurance liabilities include GMDB, gain gross-up (“GGU”), guaranteed minimum income benefit (“GMIB”) and the life contingent benefits associated with GMWB. In addition, UL and VUL policies with product features that result in profits followed by losses are accounted for as insurance liabilities.

Guarantees accounted for as embedded derivatives include GMAB and the non-life contingent benefits associated with GMWB. In addition, the portion of indexed annuities and IUL policies allocated to the indexed account is accounted for as an embedded derivative.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable annuities, indexed annuities and IUL products.

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 11 for information regarding the liability for contracts with secondary guarantees.

Liabilities for indexed annuity products and indexed accounts of IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The GMDB and GGU liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GGU, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identifies a significant deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

See Note 11 for information regarding variable annuity guarantees.

Liabilities for fixed annuities in a benefit or payout status utilize assumptions established as of the date the payout phase is initiated. The liabilities are the present value of future estimated payments reduced for mortality (which is based on industry mortality tables with modifications based on the Company’s experience) and discounted with interest rates.

Embedded Derivatives

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can

RiverSource Life Insurance Company

cause these embedded derivatives to be either an asset or a liability. The fair value of embedded derivatives related to indexed annuities and IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is a liability. See Note 13 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Net level premium includes anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Gross premium valuation includes expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in other liabilities and the amortization is recorded in policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

RiverSource Life Insurance Company

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 19 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income. See Note 19 for further discussion on the enactment of the legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Act”) and the impact to the Company’s provision for income taxes for the year ended December 31, 2017.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Leases — Recognition of Lease Assets and Liabilities on Balance Sheet

In February 2016, the Financial Accounting Standards Board (“FASB”) updated the accounting standards for leases. The update was issued to increase transparency and comparability for the accounting of lease transactions. The standard requires most lease transactions for lessees to be recorded on the balance sheet as lease assets and lease liabilities and both quantitative and qualitative disclosures about leasing arrangements. The standard was effective for interim and annual periods beginning after December 15, 2018. Entities had the option to adopt the standard using a modified retrospective approach at either the beginning of the earliest period presented or as of the date of adoption. The Company adopted the standard using a modified retrospective approach as of January 1, 2019. The Company also elected the package of practical expedients permitted under the transition guidance within the accounting standard that allows entities to carryforward their historical lease classification and to not reassess contracts for embedded leases among other things. The adoption did not have a material impact on the Company’s consolidated financial condition or results of operations.

Income Statement — Reporting Comprehensive Income — Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income

In February 2018, the FASB updated the accounting standards related to the presentation of tax effects stranded in AOCI. The update allows a reclassification from AOCI to retained earnings for tax effects stranded in AOCI resulting from the Tax Act. The election of the update was optional. The update was effective for fiscal years beginning after December 15, 2018. Entities could record the impacts either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act is recognized. The Company adopted the standard on January 1, 2019 and elected not to reclassify the stranded tax effects in AOCI.

Derivatives and Hedging — Targeted Improvements to Accounting for Hedging Activities

In August 2017, the FASB updated the accounting standards to amend the hedge accounting recognition and presentation requirements. The objectives of the update are to better align the financial reporting of hedging relationships to the economic

RiverSource Life Insurance Company

results of an entity’s risk management activities and simplify the application of the hedge accounting guidance. The update also adds new disclosures and amends existing disclosure requirements. The standard was effective for interim and annual periods beginning after December 15, 2018, and was required to be applied on a modified retrospective basis. The Company adopted the standard on January 1, 2019. The adoption did not have an impact on the Company’s consolidated financial condition or results of operations.

Receivables — Nonrefundable Fees and Other Costs — Premium Amortization on Purchased Callable Debt Securities

In March 2017, the FASB updated the accounting standards to shorten the amortization period for certain purchased callable debt securities held at a premium. Under previous guidance, premiums were generally amortized over the contractual life of the security. The amendments require the premium to be amortized to the earliest call date. The update applies to securities with explicit, non-contingent call features that are callable at fixed prices and on preset dates. The standard was effective for interim and annual periods beginning after December 15, 2018, and was required to be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. The Company adopted the standard on January 1, 2019. The adoption did not have a material impact on the Company’s consolidated financial condition or results of operations.

Revenue from Contracts with Customers

In May 2014, the FASB updated the accounting standards for revenue from contracts with customers. The update provides a five step revenue recognition model for all revenue arising from contracts with customers and affects all entities that enter into contracts to provide goods or services to their customers (unless the contracts are in the scope of other standards). The standard also updates the accounting for certain costs associated with obtaining and fulfilling a customer contract and requires disclosure of quantitative and qualitative information that enables users of financial statements to understand the nature, amount, timing, and uncertainty of revenues and cash flows arising from contracts with customers. The standard was effective for interim and annual periods beginning after December 15, 2017. The standard was permitted to be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The Company adopted the revenue recognition guidance on a retrospective basis on January 1, 2018. The update does not apply to revenue associated with the manufacturing of insurance and annuity products or financial instruments as these revenues are in the scope of other standards. Therefore, the update did not have an impact on these revenues. The Company’s implementation efforts included the identification of revenue within the guidance and the review of the customer contracts to determine the Company’s performance obligation and the associated timing of each performance obligation. The adoption of the standard resulted in the reclassification of certain revenues within total revenues. See Note 4 for new disclosures on revenue from contracts with customers.

Financial Instruments — Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB updated the accounting standards on the recognition and measurement of financial instruments. The update requires entities to carry marketable equity securities, excluding investments in securities that qualify for the equity method of accounting, at fair value with changes in fair value reflected in net income each reporting period. The update affects other aspects of accounting for equity instruments, as well as the accounting for financial liabilities utilizing the fair value option. The update eliminates the requirement to disclose the methods and assumptions used to estimate the fair value of financial assets or liabilities held at cost on the balance sheet and requires entities to use the exit price notion when measuring the fair value of these financial instruments. The standard was effective for interim and annual periods beginning after December 15, 2017. The Company adopted the standard on January 1, 2018 using a modified retrospective approach. The adoption of the standard did not have a material impact on the Company’s consolidated financial condition or results of operations.

Fair Value Measurement — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the FASB updated the accounting standards related to disclosures for fair value measurements. The update eliminates the following disclosures: 1) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, 2) the policy of timing of transfers between levels of the fair value hierarchy, and 3) the valuation processes for Level 3 fair value measurements. The new disclosures include changes in unrealized gains and losses for the period included in OCI for recurring Level 3 fair value measurements of instruments held at the end of the reporting period and the range and weighted average used to develop significant unobservable inputs and how the weighted average was calculated. The new disclosures are required on a prospective basis; all other provisions should be applied retrospectively. The update is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted for the entire standard or only the provisions to eliminate or modify disclosure requirements. The Company early adopted the provisions of the standard to eliminate or modify disclosure requirements in the fourth quarter of 2018. The update does not have an impact on the Company’s consolidated financial condition or results of operations.

Future Adoption of New Accounting Standards

Income Taxes — Simplifying the Accounting for Income Taxes

In December 2019, the FASB updated the accounting standards to simplify the accounting for income taxes. The update eliminates certain exceptions to accounting principles related to intraperiod tax allocation (prospective basis), deferred tax

RiverSource Life Insurance Company

liabilities related to outside basis differences (modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption) and year-to-date losses in interim periods (prospective basis). The update also amends existing guidance related to situations when an entity receives a step-up in the tax basis of goodwill (prospective basis), allocation of income tax expense when members of a consolidated tax filing group issue separate financial statements (retrospective basis for all periods presented), interim recognition of enactment of tax laws or rate changes (prospective basis) and franchise taxes and other taxes partially based on income (retrospective basis for all periods presented or a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption). The standard is effective for interim and annual periods beginning after December 15, 2020, with early adoption permitted. The method of adoption is noted parenthetically after each amendment above. The Company is currently evaluating the impact of the standard on its consolidated financial condition or results of operations.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts. The guidance revises key elements of the measurement models and disclosure requirements for long-duration insurance contracts issued by insurers and reinsurers.

The guidance establishes a significant new category of benefit features called market risk benefits that protect the contractholder from other-than-nominal capital market risk and expose the insurer to that risk. Insurers will have to measure market risk benefits at fair value. Market risk benefits include variable annuity guaranteed benefits (i.e. guaranteed minimum death, withdrawal, withdrawal for life, accumulation and income benefits). The portion of the change in fair value attributable to a change in the instrument-specific credit risk of market risk benefits in a liability position will be recorded in OCI.

Significant changes also relate to the measurement of the liability for future policy benefits for nonparticipating traditional long-duration insurance contracts and immediate annuities with a life contingent feature include the following:

•

Insurers will be required to review and update the cash flow assumptions used to measure the liability for future policy benefits rather than using assumptions locked in at contract inception. The review of assumptions to measure the liability for all future policy benefits will be required annually at the same time each year, or more frequently if suggested by experience. The effect of updating assumptions will be measured on a retrospective catch-up basis and presented separate from the ongoing policyholder benefit expense in the statement of operations in the period the update is made. This new unlocking process will be required for the Company’s term and whole life insurance, disability income, long term care insurance and immediate annuities with a life contingent feature.

•

The discount rate used to measure the liability for future policy benefits will be standardized. The current requirement to use a discount rate reflecting expected investment yields will change to an upper-medium grade (low credit risk) fixed income corporate instrument yield (generally interpreted as an “A” rating) reflecting the duration characteristics of the liability. Entities will be required to update the discount rate at each reporting date with the effect of discount rate changes reflected in OCI.

•

The current premium deficiency test is being replaced with a net premium ratio cap of 100%. If the net premium ratio (i.e. the ratio of the present value of total expected benefits and related expenses to the present value of total expected premiums) exceeds 100%, insurers are required to recognize a loss in the statement of operations in the period. Contracts from different issue years will no longer be permitted to be grouped to determine contracts in a loss position.

In addition, the update requires DAC and DSIC relating to all long-duration contracts and most investment contracts to be amortized on a straight-line basis over the expected life of the contract independent of profit emergence. Under the new guidance, interest will not accrue to the deferred balance and DAC and DSIC will not be subject to an impairment test.

The update requires significant additional disclosures, including disaggregated rollforwards of the liability for future policy benefits, policyholder account balances, market risk benefits, DAC and DSIC, as well as qualitative and quantitative information about expected cash flows, estimates and assumptions. The update is effective for interim and annual periods beginning after December 15, 2021. The standard should be applied to the liability for future policy benefits and DAC and DSIC on a modified retrospective basis and applied to market risk benefits on a retrospective basis with the option to apply full retrospective transition if certain criteria are met. Early adoption is permitted. The Company is currently evaluating the impact of the standard on its consolidated financial condition, results of operations and disclosures.

Intangibles — Goodwill and Other — Internal-Use Software — Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract

In August 2018, the FASB updated the accounting standards related to customer’s accounting for implementation costs incurred in a cloud computing arrangement (“CCA”) that is a service contract. The update requires implementation costs for a CCA to be evaluated for capitalization using the same approach as implementation costs associated with internal-use software. The update also addresses presentation, measurement and impairment of capitalized implementation costs in a CCA that is a service contract. The update requires new disclosures on the nature of hosting arrangements that are service contracts, significant judgements

RiverSource Life Insurance Company

made when applying the guidance and quantitative disclosures, including amounts capitalized, amortized and impaired. The update is effective for interim and annual periods beginning after December 15, 2019, and can be applied either prospectively or retrospectively. The Company adopted the standard using a prospective approach on January 1, 2020. The adoption did not have an impact on the Company’s consolidated financial condition or results of operations.

Financial Instruments — Credit Losses — Measurement of Credit Losses on Financial Instruments

In June 2016, the FASB updated the accounting standards related to accounting for credit losses on certain types of financial instruments. The update replaces the current incurred loss model for estimating credit losses with a new model that requires an entity to estimate the credit losses expected over the life of the asset. Generally, the initial estimate of the expected credit losses and subsequent changes in the estimate will be reported in current period earnings and recorded through an allowance for credit losses on the balance sheet. The current credit loss model for Available-for-Sale debt securities does not change; however, the credit loss calculation and subsequent recoveries are required to be recorded through an allowance. The standard is effective for interim and annual periods beginning after December 15, 2019. A modified retrospective cumulative adjustment to retained earnings should be recorded as of the first reporting period in which the guidance is effective for loans, receivables, and other financial instruments subject to the new expected credit loss model. Prospective adoption is required for establishing an allowance related to Available-for-Sale debt securities, certain beneficial interests, and financial assets purchased with a more-than-insignificant amount of credit deterioration since origination. The Company adopted the standard on January 1, 2020. The adoption of this update did not have a material impact on the Company’s consolidated financial condition or results of operations.

4.  REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Consolidated Statements of Income.

	Years Ended December 31,
(in millions)	2019	2018	2017
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$170	$170	$167
Unaffiliated	14	16	16
Total	184	186	183
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	43	44	42
Unaffiliated	20	22	23
	63	66	65
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	344	336	325
Unaffiliated	4	3	4
	348	339	329
Total	411	405	394
Total revenue from contracts with customers	595	591	577
Revenue from other sources (1)	3,223	3,330	3,227
Total revenues	$3,818	$3,921	$3,804

(1)	Amounts primarily consist of revenue associated with insurance and annuity products or financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and contract charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

RiverSource Life Insurance Company

Other revenues

Administrative fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $55 million and $49 million as of December 31, 2019 and 2018, respectively.

5.  VARIABLE INTEREST ENTITIES

The Company is a limited partner in affordable housing partnerships that qualify for government-sponsored low income housing tax credit programs and partnerships that invest in multi-family residential properties that were originally developed with an affordable housing component. The Company has determined it is not the primary beneficiary and therefore does not consolidate these partnerships.

A majority of the limited partnerships are VIEs. The Company’s maximum exposure to loss as a result of its investment in the VIEs is limited to the carrying value. The carrying value is reflected in other investments and was $270 million $352 million as of December 31, 2019 and 2018, respectively. The Company had a $15 million and $43 million liability recorded as of December 31, 2019 and 2018, respectively, related to original purchase commitments not yet remitted to the VIEs. The Company has not provided any additional support and is not contractually obligated to provide additional support to the VIEs beyond the funding commitments.

The Company invests in structured investments which are considered VIEs for which it is not generally the sponsor. These structured investments typically invest in fixed income instruments and are primarily managed by third parties and include asset backed securities, commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the lack of power to direct the activities that most significantly impact the economic performance, size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 6 for additional information on these structured investments.

6.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2019
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$10,188	$1,336	$(2)	$11,522	$—
Residential mortgage backed securities	3,039	73	(4)	3,108	—
Commercial mortgage backed securities	3,526	95	(3)	3,618	—
State and municipal obligations	1,071	237	(2)	1,306	—
Asset backed securities	1,036	45	(1)	1,080	—
Foreign government bonds and obligations	250	19	(2)	267	—
U.S. government and agency obligations	1	—	—	1	—
Total	$19,111	$1,805	$(14)	$20,902	$—

RiverSource Life Insurance Company

	December 31, 2018
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$12,044	$554	$(207)	$12,391	$—
Residential mortgage backed securities	2,890	25	(44)	2,871	—
Commercial mortgage backed securities	3,737	17	(102)	3,652	—
State and municipal obligations	1,129	162	(8)	1,283	—
Asset backed securities	1,013	35	(3)	1,045	—
Foreign government bonds and obligations	285	9	(9)	285	—
U.S. government and agency obligations	1	—	—	1	—
Total	$21,099	$802	$(373)	$21,528	$—

(1)

Represents the amount of other-than-temporary impairment (“OTTI”) losses in AOCI. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

As of December 31, 2019 and 2018, investment securities with a fair value of $1.9 billion and $1.4 billion, respectively, were pledged to meet contractual obligations under derivative contracts and short-term borrowings, of which $576 million and $405 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of December 31, 2019 and 2018, fixed maturity securities comprised approximately 83% and 84%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2019 and 2018, approximately $615 million and $706 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2019			December 31, 2018
Ratings (in millions, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$6,771	$6,950	33%	$6,602	$6,499	30%
AA	1,176	1,374	7	1,310	1,455	7
A	2,695	3,157	15	2,550	2,776	13
BBB	7,709	8,626	41	9,745	9,945	46
Below investment grade	760	795	4	892	853	4
Total fixed maturities	$19,111	$20,902	100%	$21,099	$21,528	100%

As of December 31, 2019 and 2018, approximately 39% and 34%, respectively, of securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. The Company had holdings of $380 million in Ameriprise Advisor Financing, LLC (“AAF”), an affiliate of the Company, which was greater than 10% of total equity as of December 31, 2019. The Company had holdings of $382 million in AT&T, Inc., and holdings of $374 million in AAF, both which were greater than 10% of total equity as of December 31, 2018. There were no other holdings of any other issuer greater than 10% of total equity as of both December 31, 2019 and 2018.

RiverSource Life Insurance Company

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

	December 31, 2019
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	15	$64	$—	7	$90	$(2)	22	$154	$(2)
Residential mortgage backed securities	29	571	(1)	20	298	(3)	49	869	(4)
Commercial mortgage backed securities	18	310	(1)	7	82	(2)	25	392	(3)
State and municipal obligations	5	23	—	3	54	(2)	8	77	(2)
Asset backed securities	10	111	(1)	6	54	—	16	165	(1)
Foreign government bonds and obligations	1	—	—	10	15	(2)	11	15	(2)
Total	78	$1,079	$(3)	53	$593	$(11)	131	$1,672	$(14)

	December 31, 2018
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	286	$4,792	$(141)	93	$972	$(66)	379	$5,764	$(207)
Residential mortgage backed securities	54	826	(9)	57	897	(35)	111	1,723	(44)
Commercial mortgage backed securities	69	1,146	(25)	88	1,565	(77)	157	2,711	(102)
State and municipal obligations	6	88	(2)	24	129	(6)	30	217	(8)
Asset backed securities	11	149	(1)	17	124	(2)	28	273	(3)
Foreign government bonds and obligations	17	86	(4)	14	17	(5)	31	103	(9)
Total	443	$7,087	$(182)	293	$3,704	$(191)	736	$10,791	$(373)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities is attributable to lower interest rates as well as tighter credit spreads.

The following table presents a rollforward of the cumulative amounts recognized in the Consolidated Statements of Income for OTTI related to credit losses on Available-for-Sale securities for which a portion of the securities’ total OTTI was recognized in OCI:

	December 31,
(in millions)	2019	2018	2017
Beginning balance	$—	$—	$21
Credit losses for which an other-than-temporary impairment was not previously recognized	15	—	—
Credit losses for which an other-than-temporary impairment was previously recognized	2	—	—
Reductions for securities sold during the period (realized)	—	—	(21)
Ending balance	$17	$—	$—

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in millions)	2019	2018	2017
Gross realized investment gains	$29	$16	$48
Gross realized investment losses	(14)	(7)	(4)
Other-than-temporary impairments	(17)	—	—
Total	$(2)	$9	$44

Other-than-temporary impairments for the year ended December 31, 2019 related to credit losses on corporate debt securities.

See Note 18 for a rollforward of net unrealized investment gains (losses) included in AOCI.

RiverSource Life Insurance Company

Available-for-Sale securities by contractual maturity as of December 31, 2019 were as follows:

(in millions)	Amortized Cost	Fair Value
Due within one year	$364	$368
Due after one year through five years	4,428	4,600
Due after five years through 10 years	2,660	2,882
Due after 10 years	4,058	5,246
	11,510	13,096
Residential mortgage backed securities	3,039	3,108
Commercial mortgage backed securities	3,526	3,618
Asset backed securities	1,036	1,080
Total	$19,111	$20,902

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of net investment income:

	Years Ended December 31,
(in millions)	2019	2018	2017
Fixed maturities	$848	$919	$947
Mortgage loans	119	117	137
Other investments	(26)	11	(48)
	941	1,047	1,036
Less: investment expenses	24	24	25
Total	$917	$1,023	$1,011

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in millions)	2019	2018	2017
Fixed maturities	$(2)	$9	$44
Mortgage loans	—	1	(4)
Total	$(2)	$10	$40

7.  FINANCING RECEIVABLES

The Company’s financing receivables include commercial mortgage loans, syndicated loans, policy loans and the deposit receivable. Syndicated loans are reflected in other investments. The deposit receivable is reflected in other receivables.

Allowance for Loan Losses

Policy loans do not exceed the cash surrender value of the policy at origination. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans. The Company does not have an allowance for loan losses for the deposit receivable as the receivable is supported by a trust and there is minimal risk of loss.

The following table presents a rollforward of the allowance for loan losses for the years ended and the ending balance of the allowance for loan losses by impairment method:

	December 31,
(in millions)	2019	2018	2017
Beginning balance	$20	$22	$25
Charge-offs	—	(2)	(3)
Ending balance	$20	$20	$22

Individually evaluated for impairment	$—	$—	$—
Collectively evaluated for impairment	20	20	22

RiverSource Life Insurance Company

The recorded investment in financing receivables by impairment method was as follows:

	December 31,
(in millions)	2019	2018
Individually evaluated for impairment	$15	$19
Collectively evaluated for impairment	3,052	2,943
Total	$3,067	$2,962

As of December 31, 2019 and 2018, the Company’s recorded investment in financing receivables individually evaluated for impairment for which there was no related allowance for loan losses was $15 million and $20 million, respectively.

During the years ended December 31, 2019, 2018 and 2017, the Company purchased $121 million, $137 million and $156 million, respectively, and sold $43 million, $44 million and $259 million, respectively, of loans. The loans purchased consisted of syndicated loans. The loans sold during 2019 and 2018 consisted of syndicated loans. The loans sold during 2017 primarily consisted of residential mortgage loans. See below for additional discussion on the sales of these loans.

Credit Quality Information

Nonperforming loans were $9 million and nil as of December 31, 2019 and 2018, respectively. All other loans were considered to be performing.

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were less than 1% of total commercial mortgage loans as of both December 31, 2019 and 2018. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
	(in millions)
South Atlantic	$705	$699	26%	27%
Pacific	792	766	30	30
Mountain	237	224	9	9
West North Central	207	203	8	8
East North Central	232	208	9	8
Middle Atlantic	167	171	6	7
West South Central	169	139	6	5
New England	47	54	2	2
East South Central	116	99	4	4

	2,672	2,563	100%	100%

Less: allowance for loan losses	17	16

Total	$2,655	$2,547

RiverSource Life Insurance Company

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
	(in millions)
Retail	$891	$854	33%	33%
Office	404	408	15	16
Apartments	660	583	25	23
Industrial	404	423	15	16
Mixed use	66	45	3	2
Hotel	51	43	2	2
Other	196	207	7	8

	2,672	2,563	100%	100%

Less: allowance for loan losses	17	16

Total	$2,655	$2,547

Residential Mortgage Loans

During the year ended December 31, 2017, the Company sold $249 million of residential mortgage loans and recorded a loss of $4 million.

Syndicated Loans

The recorded investment in syndicated loans as of December 31, 2019 and 2018 was $395 million and $399 million, respectively. The Company’s syndicated loan portfolio is diversified across industries and issuers. The primary credit indicator for syndicated loans is whether the loans are performing in accordance with the contractual terms of the syndication. Total nonperforming syndicated loans as of December 31, 2019 and 2018 were $9 million and nil, respectively.

Troubled Debt Restructurings

The recorded investment in restructured loans was not material as of both December 31, 2019 and 2018. Troubled debt restructurings did not have a material impact to the Company’s allowance for loan losses or income recognized for the years ended December 31, 2019, 2018 and 2017. There are no commitments to lend additional funds to borrowers whose loans have been restructured.

Deposit Receivable

The deposit receivable was $1.5 billion as of December 31, 2019.

In the first quarter of 2019, the Company reinsured approximately $1.7 billion of fixed annuity polices sold through third parties, which is approximately 20% of in force fixed annuity account balances. The arrangement contains investment guidelines and a trust to meet the Company’s risk management objectives. The transaction was effective as of January 1, 2019.

8.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

In the third quarter of the year, management updates market-related inputs and implements model changes related to the living benefit valuation. In addition, management conducts its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2019 primarily reflected updates to interest rate assumptions, partially offset by a favorable impact from lower surrenders on annuity contracts with a withdrawal benefit. The impact of unlocking to DAC for the year ended December 31, 2018 primarily reflected updated mortality assumptions on UL and VUL insurance products and lower surrender rate assumptions on variable annuities, partially offset by an unfavorable impact from updates to assumptions on utilization of guaranteed withdrawal benefits. The impact of unlocking to DAC for the year ended December 31, 2017 primarily reflected improved persistency and mortality on UL and VUL insurance products and a correction related to a variable annuity model assumption partially offset by updates to market-related inputs to the living benefit valuation.

RiverSource Life Insurance Company

The balances of and changes in DAC were as follows:

(in millions)	2019	2018	2017
Balance at January 1	$2,742	$2,639	$2,611
Capitalization of acquisition costs	239	254	242
Amortization, excluding the impact of valuation assumptions review	(119)	(288)	(219)
Amortization, impact of valuation assumptions review	(14)	33	12
Impact of change in net unrealized (gains) losses on securities	(175)	104	(7)
Balance at December 31	$2,673	$2,742	$2,639

The balances of and changes in DSIC, which is included in other assets, were as follows:

(in millions)	2019	2018	2017
Balance at January 1	$249	$273	$301
Capitalization of sales inducement costs	1	2	4
Amortization, excluding the impact of valuation assumptions review	(15)	(42)	(37)
Amortization, impact of valuation assumptions review	—	—	(1)
Impact of change in net unrealized (gains) losses on securities	(19)	16	6
Balance at December 31	$216	$249	$273

9.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2001 (RiverSource Life of NY began in 2002) and new individual UL and VUL insurance policies beginning in 2002 (2003 for RiverSource Life of NY). Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to its UL product with LTC benefits.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retains the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states starting in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2007 (2010 for RiverSource Life of NY). The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of both December 31, 2019 and 2018, traditional life and UL insurance policies in force were $195.1 billion, of which $142.8 billion and $142.4 billion as of December 31, 2019 and 2018 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in millions)	2019	2018	2017
Direct premiums	$621	$621	$637
Reinsurance ceded	(224)	(225)	(227)
Net premiums	$397	$396	$410

RiverSource Life Insurance Company

Policy and contract charges are presented on the Consolidated Statements of Income net of $132 million, $126 million and $114 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2019, 2018 and 2017, respectively.

The amount of claims recovered through reinsurance on all contracts was $377 million, $331 million and $298 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Reinsurance recoverables include approximately $2.5 billion related to LTC risk ceded to Genworth as of both December 31, 2019 and 2018.

Policyholder account balances, future policy benefits and claims include $466 million and $484 million related to previously assumed reinsurance arrangements as of December 31, 2019 and 2018, respectively.

10.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in millions)	2019	2018
Policyholder account balances
Fixed annuities(1)	$8,909	$9,338
Variable annuity fixed sub-accounts	5,103	5,129
UL/VUL insurance	3,110	3,063
IUL insurance	2,025	1,728
Other life insurance	646	683
Total policyholder account balances	19,793	19,941
Future policy benefits
Variable annuity GMWB	1,462	875
Variable annuity GMAB(2)	(39)	(19)
Other annuity liabilities	139	26
Fixed annuity life contingent liabilities	1,444	1,459
Life and DI insurance	1,212	1,221
LTC insurance	5,302	4,981
UL/VUL and other life insurance additional liabilities	1,033	749
Total future policy benefits	10,553	9,292
Policy claims and other policyholders’ funds	158	174
Total policyholder account balances, future policy benefits and claims	$30,504	$29,407

(1)	Includes fixed deferred annuities, non-life contingent fixed payout annuities and indexed annuity host contracts.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of both December 31, 2019 and 2018 reported as a contra liability.

Fixed Annuities

Fixed annuities include deferred, payout and indexed annuity contracts.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.71% to 9.38% as of December 31, 2019, depending on year of issue, with an average rate of approximately 3.83%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

The Company’s equity indexed annuity (“EIA”) product is a single premium fixed deferred annuity. The Company discontinued new sales of EIAs in 2007. The contract was issued with an initial term of seven years and interest earnings are linked to the performance of the S&P 500® Index. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. The Company generally invests the proceeds from the annuity contracts in fixed rate securities and hedges the equity risk with derivative instruments.

The Company’s fixed index annuity product is a fixed annuity that includes an indexed account. The rate of interest credited above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap). The Company offers S&P 500® Index and MSCI® EAFE Index account options. Both options offer two crediting durations, one-year and two-year. The contractholder may allocate all or a portion of the policy value to a fixed or indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. The contractholder can choose to add a GMWB for life rider for an additional fee.

RiverSource Life Insurance Company

See Note 17 for additional information regarding the Company’s derivative instruments used to hedge the risk related to indexed annuities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. The Company previously offered contracts with GMIB provisions. See Notes 2 and 11 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GGU and GMIB provisions. See Notes 13 and 17 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB, GMAB and GMDB provisions.

Insurance Liabilities

UL/VUL is the largest group of insurance policies written by the Company. Purchasers of UL accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 17 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims and unpaid reported claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 3% to 10% as of December 31, 2019. Anticipated interest rates for DI policies ranged from 3.5% to 7.5% as of December 31, 2019 and for LTC policies ranged from 5.8% to 6.8% as of December 31, 2019.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 6.0% for DI and LTC claims, respectively, as of December 31, 2019.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in millions)	2019	2018
Variable annuity	$74,965	$66,913
VUL insurance	7,429	6,451
Other insurance	31	29
Total	$82,425	$73,393

RiverSource Life Insurance Company

11.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GGU, GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Notes 2 and 10 for additional information regarding the Company’s variable annuity guarantees.

The GMDB and GGU provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2019				December 31, 2018
Variable Annuity Guarantees by Benefit Type(1) (in millions, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$62,909	$60,967	$5	67	$55,810	$53,872	$417	67
Five/six-year reset	7,983	5,263	7	67	7,670	4,941	112	67
One-year ratchet	5,935	5,600	7	70	5,560	5,210	417	70
Five-year ratchet	1,396	1,340	—	66	1,307	1,251	23	66
Other	1,192	1,174	65	73	1,033	1,014	148	72
Total — GMDB	$79,415	$74,344	$84	67	$71,380	$66,288	$1,117	67
GGU death benefit	$1,115	$1,063	$133	71	$992	$940	$112	70
GMIB	$186	$172	$6	70	$180	$164	$12	69
GMWB:
GMWB	$1,999	$1,993	$1	73	$1,990	$1,984	$3	72
GMWB for life	46,799	46,691	272	68	40,966	40,876	742	68
Total — GMWB	$48,798	$48,684	$273	68	$42,956	$42,860	$745	68
GMAB	$2,528	$2,524	$—	60	$2,456	$2,450	$24	59

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

RiverSource Life Insurance Company

The net amount at risk for GMDB, GGU and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2019		December 31, 2018
(in millions, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$6,550	67	$6,513	66

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in millions)	GMDB & GGU	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2017	$16	$8	$1,017	$(24)	$434
Incurred claims	5	—	(554)	(56)	84
Paid claims	(4)	(2)	—	—	(29)
Balance at December 31, 2017	17	6	463	(80)	489
Incurred claims	8	2	412	61	201
Paid claims	(6)	—	—	—	(31)
Balance at December 31, 2018	19	8	875	(19)	659
Incurred claims	2	(1)	587	(20)	141
Paid claims	(5)	—	—	—	(42)
Balance at December 31, 2019	$16	$7	$1,462	$(39)	$758

(1)	The incurred claims for GMWB and GMAB include the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in millions)	2019	2018
Mutual funds:
Equity	$44,739	$39,764
Bond	23,374	21,190
Other	6,471	5,568
Total mutual funds	$74,584	$66,522

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2019, 2018 and 2017.

12.  SHORT-TERM BORROWINGS

The Company enters into repurchase agreements in exchange for cash which it accounts for as secured borrowings and pledges Available-for-Sale securities to collateralize its obligations under the repurchase agreements. The amount of the Company’s liability including accrued interest as of December 31, 2019 and 2018 was nil and $50 million, respectively. As of December 31, 2018, the Company had pledged $52 million of agency residential mortgage backed securities. The remaining maturity of outstanding repurchase agreements was less than three months as of December 31, 2018. The weighted average annualized interest rate on repurchase agreements held as of December 31, 2018 was 2.6%.

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. The Company has pledged Available-for-Sale securities consisting of commercial mortgage backed securities to collateralize its obligation under these borrowings. The fair value of the securities pledged is recorded in investments and was $840 million and $780 million as of December 31, 2019 and 2018, respectively. The amount of the Company’s liability including accrued interest was $201 million and $151 million as of December 31, 2019 and 2018, respectively. The remaining maturity of outstanding FHLB advances was less than two months as of December 31, 2019 and less than three months as of December 31, 2018. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2019 and 2018 was 1.8% and 2.6%, respectively.

RiverSource Life Insurance Company

13.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2019
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$10,787	$735	$11,522
Residential mortgage backed securities	—	3,091	17	3,108
Commercial mortgage backed securities	—	3,618	—	3,618
State and municipal obligations	—	1,306	—	1,306
Asset backed securities	—	691	389	1,080
Foreign government bonds and obligations	—	267	—	267
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities:	1	19,760	1,141	20,902
Cash equivalents	—	1,256	—	1,256
Other assets:
Interest rate derivative contracts	—	1,451	—	1,451
Equity derivative contracts	162	2,650	—	2,812
Foreign exchange derivative contracts	1	15	—	16
Credit derivative contracts	—	4	—	4
Total other assets	163	4,120	—	4,283
Separate account assets at net asset value (“NAV”)				82,425	(1)
Total assets at fair value	$164	$25,136	$1,141	$108,866

Liabilities
Policyholder account balances, future policy benefits and claims:
Indexed annuity embedded derivatives	$—	$3	$43	$46
IUL embedded derivatives	—	—	881	881
GMWB and GMAB embedded derivatives	—	—	763	763	(2)
Total policyholder account balances, future policy benefits and claims	—	3	1,687	1,690	(3)
Other liabilities:
Interest rate derivative contracts	—	418	—	418
Equity derivative contracts	36	3,018	—	3,054
Foreign exchange derivative contracts	1	5	—	6
Total other liabilities	37	3,441	—	3,478
Total liabilities at fair value	$37	$3,444	$1,687	$5,168

RiverSource Life Insurance Company

	December 31, 2018
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$11,520	$871	$12,391
Residential mortgage backed securities	—	2,807	64	2,871
Commercial mortgage backed securities	—	3,652	—	3,652
State and municipal obligations	—	1,283	—	1,283
Asset backed securities	—	671	374	1,045
Foreign government bonds and obligations	—	285	—	285
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities:	1	20,218	1,309	21,528
Cash equivalents	—	1,000	—	1,000
Other assets:
Interest rate derivative contracts	—	789	—	789
Equity derivative contracts	189	1,515	—	1,704
Foreign exchange derivative contracts	—	54	—	54
Total other assets	189	2,358	—	2,547
Separate account assets at NAV				73,393	(1)
Total assets at fair value	$190	$23,576	$1,309	$98,468

Liabilities
Policyholder account balances, future policy benefits and claims:
Indexed annuity embedded derivatives	$—	$3	$14	$17
IUL embedded derivatives	—	—	628	628
GMWB and GMAB embedded derivatives	—	—	328	328	(4)
Total policyholder account balances, future policy benefits and claims	—	3	970	973	(5)
Other liabilities:
Interest rate derivative contracts	—	422	—	422
Equity derivative contracts	77	1,901	—	1,978
Foreign exchange derivative contracts	2	32	—	34
Credit derivative contracts	—	18	—	18
Total other liabilities	79	2,373	—	2,452
Total liabilities at fair value	$79	$2,376	$970	$3,425

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $981 million of individual contracts in a liability position and $218 million of individual contracts in an asset position as of December 31, 2019.

(3)	The Company’s adjustment for nonperformance risk resulted in a $(502) million cumulative increase (decrease) to the embedded derivatives as of December 31, 2019.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $646 million of individual contracts in a liability position and $318 million of individual contracts in an asset position as of December 31, 2018.

(5)	The Company’s adjustment for nonperformance risk resulted in a $(726) million cumulative increase (decrease) to the embedded derivatives as of December 31, 2018.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total
Balance, January 1, 2019	$871	$64	$374	$1,309
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)
Other comprehensive income (loss)	30	—	5	35
Purchases	55	27	—	82
Settlements	(220)	(3)	—	(223)
Transfers into Level 3	—	—	10	10
Transfers out of Level 3	—	(71)	—	(71)
Balance, December 31, 2019	$735	$17	$389	$1,141
Changes in unrealized gains (losses) relating to assets held at December 31, 2019	$(1)	$—	$—	$(1	)(1)

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2019	$14		$628		$328		$970
Total (gains) losses included in:
Net income	8	(2)	209	(2)	80	(3)	297
Issues	21		113		361		495
Settlements	—		(69)		(6)		(75)
Balance, December 31, 2019	$43		$881		$763		$1,687
Changes in unrealized (gains) losses relating to liabilities held at December 31, 2019	$—		$209	(2)	$82	(3)	$291

	Available-for-Sale Securities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total		Other Derivative Contracts
Balance, January 1, 2018	$1,072	$87	$—	$—	$1,159		$—
Total gains (losses) included in:
Net income	(1)	—	—	—	(1	)(1)	(3	)(3)
Other comprehensive income (loss)	(26)	1	—	3	(22)		—
Purchases	15	—	12	381	408		3
Settlements	(189)	(6)	—	—	(195)		—
Transfers out of Level 3	—	(18)	(12)	(10)	(40)		—
Balance, December 31, 2018	$871	$64	$—	$374	$1,309		$—
Changes in unrealized gains (losses) relating to assets held at December 31, 2018	$(1)	$—	$—	$—	$(1	)(1)	$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2018	$—		$601		$(49)		$552
Total (gains) losses included in:
Net income	(3	)(2)	(9	)(2)	49	(3)	37
Issues	17		90		350		457
Settlements	—		(54)		(22)		(76)
Balance, December 31, 2018	$14		$628		$328		$970
Changes in unrealized (gains) losses relating to liabilities held at December 31, 2018	$—		$(9	)(2)	$47	(3)	$38

RiverSource Life Insurance Company

	Available-for-Sale Securities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total	Common Stocks
Balance, January 1, 2017	$1,157	$115	$—	$13	$1,285	$—
Total gains (losses) included in:
Net income	1	—	—	—	1 (1)	—
Other comprehensive income (loss)	(8)	1	—	—	(7)	—
Purchases	124	67	36	49	276	—
Settlements	(202)	(7)	—	(13)	(222)	—
Transfers into Level 3	—	—	—	11	11	4
Transfers out of Level 3	—	(89)	(36)	(60)	(185)	(4)
Balance, December 31, 2017	$1,072	$87	$—	$—	$1,159	$—
Changes in unrealized gains (losses) relating to assets held at December 31, 2017	$1	$—	$—	$—	$1 (1)	$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2017	$464		$614		$1,078
Total (gains) losses included in:
Net income	87	(2)	(977	)(3)	(890)
Issues	92		326		418
Settlements	(42)		(12)		(54)
Balance, December 31, 2017	$601		$(49)		$552
Changes in unrealized (gains) losses relating to liabilities held at December 31, 2017	$87	(2)	$(946	)(3)	$(859)

(1)	Included in net investment income in the Consolidated Statements of Income.
(2)	Included in interest credited to fixed accounts in the Consolidated Statements of Income.
(3)	Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $(190) million, $281 million and $(71) million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2019, 2018 and 2017, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2019
	Fair Value	Valuation Technique	Unobservable Input	Range				Weighted Average
	(in millions)
Corporate debt securities (private placements)	$735	Discounted cash flow	Yield/spread to U.S. Treasuries	0.8%	–	2.8%		1.3%
Asset backed securities	$389	Discounted cash flow	Annual default rate	3.5%
			Loss severity	25.0%
			Yield/spread to swap rates	120 bps	–	170	bps	123 bps
IUL embedded derivatives	$881	Discounted cash flow	Nonperformance risk(1)	65		bps
Indexed annuity embedded derivatives	$43	Discounted cash flow	Surrender rate	0.0%	–	50.0%
			Nonperformance risk(1)	65		bps
GMWB and GMAB embedded derivatives	$763	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	36.0%
			Surrender rate	0.1%	–	73.5%
			Market volatility(3)	3.7%	–	15.9%
			Nonperformance risk(1)	65		bps

RiverSource Life Insurance Company

	December 31, 2018
	Fair Value	Valuation Technique	Unobservable Input	Range				Weighted Average
	(in millions)
Corporate debt securities (private placements)	$871	Discounted cash flow	Yield/spread to U.S. Treasuries	1.0%	–	3.6%		1.5%
Asset backed securities	$374	Discounted cash flow	Annual default rate	2.5%
			Loss severity	25.0%
			Yield/spread to swap rates	85 bps	–	115	bps	87 bps
IUL embedded derivatives	$628	Discounted cash flow	Nonperformance risk(1)	119		bps
Indexed annuity embedded derivatives	$14	Discounted cash flow	Surrender rate	0.0%	–	50.0%
			Nonperformance risk(1)	119		bps
GMWB and GMAB embedded derivatives	$328	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	36.0%
			Surrender rate	0.1%	–	73.4%
			Market volatility(3)	4.0%	–	16.1%
			Nonperformance risk(1)	119		bps

(1)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(2)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(3)	Market volatility is implied volatility of fund of funds and managed volatility funds.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the annual default rate used in the fair value measurement of Level 3 asset backed securities in isolation, generally, would have resulted in a significantly lower (higher) fair value measurement and significant increases (decreases) in loss severity in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the yield/spread to swap rates in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the indexed annuity embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. The Company’s cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

RiverSource Life Insurance Company

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes.

Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities and affiliated and unaffiliated asset backed securities. The fair value of corporate bonds, non-agency residential mortgage backed securities and unaffiliated asset backed securities classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. The fair value of affiliated asset backed securities is determined using a discounted cash flow model. Inputs used to determine the expected cash flows include assumptions about discount rates and default, prepayment and recovery rates of the underlying assets. Given the significance of the unobservable inputs to this fair value measurement, the fair value of the investment in the affiliated asset backed securities is classified as Level 3.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.
Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of December 31, 2019 and 2018. See Notes 16 and 17 for further information on the credit risk of derivative instruments and related collateral.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of certain variable annuity riders, index annuity and IUL products.

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value as the present value of future expected benefit payments less the present value of future expected rider fees attributable to the embedded derivative feature. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to implied volatility as well as contractholder behavior assumptions that include margins for risk, all of which the Company believes an exit market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivatives associated with the provisions of its fixed index annuity and IUL products. The Company uses a discounted cash flow model to determine the fair

RiverSource Life Insurance Company

value of the embedded derivatives associated with the provisions of its equity index annuity product. The projected cash flows generated by this model are based on significant observable inputs related to interest rates, volatilities and equity index levels and, therefore, are classified as Level 2. The fair value of fixed index annuity and IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the fixed index annuity and IUL embedded derivatives are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of December 31, 2019 and 2018. See Notes 16 and 17 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

The Company assesses its investment in affordable housing partnerships for OTTI. The investments that are determined to be OTTI are written down to their fair value. The Company uses a discounted cash flow model to measure the fair value of these investments. Inputs to the discounted cash flow model are estimates of future net operating losses and tax credits available to the Company and discount rates based on market condition and the financial strength of the syndicator (general partner). The balance of affordable housing partnerships measured at fair value on a nonrecurring basis was $158 million and $112 million as of December 31, 2019 and 2018, respectively, and is classified as Level 3 in the fair value hierarchy.

Asset and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value.

	December 31, 2019
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$2,655	$—	$—	$2,707	$2,707
Policy loans	867	—	—	810	810
Other investments	410	—	376	34	410
Other receivables	1,514	—	—	1,648	1,648

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$9,110	$—	$—	$10,061	$10,061
Short-term borrowings	201	—	201	—	201
Line of credit with Ameriprise Financial	50	—	—	50	50
Other liabilities	22	—	—	21	21
Separate account liabilities — investment contracts	340	—	340	—	340

	December 31, 2018
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$2,547	$—	$—	$2,514	$2,514
Policy loans	861	—	—	810	810
Other investments	411	—	355	41	396

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$9,609	$—	$—	$9,672	$9,672
Short-term borrowings	201	—	201	—	201
Other liabilities	59	—	—	57	57
Separate account liabilities — investment contracts	312	—	312	—	312	(1)

(1)

The fair value of separate account liabilities — investment contracts as of December 31, 2018 was previously incorrectly omitted from the fair value hierarchy based on use of NAV per share as a practical expedient.

Other investments include syndicated loans and the Company’s membership in the FHLB. Other receivables include the reinsurance deposit receivable. See Note 7 for additional information on mortgage loans, policy loans, syndicated loans and the deposit receivable.

RiverSource Life Insurance Company

Policyholder account balances, future policy benefits and claims includes fixed annuities in deferral status, non-life contingent fixed annuities in payout status, indexed annuity host contracts and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Short-term borrowings include repurchase agreement and FHLB borrowings. See Note 12 for further information on short-term borrowings. Other liabilities include future funding commitments to affordable housing partnerships and other real estate partnerships. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

14.  RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

The Company is the lessor of one real estate property which it leases to Ameriprise Financial under an operating lease that expires November 30, 2029. The Company earned $5 million in rental income for each of the years ended December 31, 2019, 2018 and 2017, which is reflected in Other revenues on the Company’s Consolidated Statements of Income. The Company expects to earn $5 million in each year of the five year period ended December 31, 2024 and a total of $24 million thereafter.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $370 million, $365 million and $390 million for the years ended December 31, 2019, 2018 and 2017, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Income taxes

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due from (to) Ameriprise Financial for federal income taxes was $85 million and $60 million as of December 31, 2019 and 2018, respectively, which is reflected in Other, net within operating activities on the Consolidated Statements of Cash Flows.

Investments

The Company invests in AA and A rated asset backed securities issued by AAF, an affiliate of the Company. The asset backed securities are collateralized by a portfolio of loans issued to advisors affiliated with AFS, an affiliated broker dealer. As of December 31, 2019 and 2018, the fair value of these asset backed securities was $380 million and $374 million, respectively, and is reported in Investments: Available-for-Sale Fixed Maturities on the Company’s Consolidated Balance Sheets. For the year ended December 31, 2019, interest income from these asset backed securities was $14 million and is reported in Net investment income on the Company’s Consolidated Statements of Income.

Lines of Credit

RiverSource Life Insurance Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing under the agreement is established by reference to London Inter-Bank Offered Rate (“LIBOR”) for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. The amounts outstanding on this line of credit were $50 million and nil as of December 31, 2019 and 2018, respectively. The outstanding balance at December 31, 2019 was paid in full during January 2020.

RiverSource Life of NY, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of RiverSource Life of NY’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2019 and 2018.

RTA, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender not to exceed $100 million. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. This line of credit is automatically renewed annually with Ameriprise Financial. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2019 and 2018.

RiverSource Life Insurance Company, as the lender, has a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable

RiverSource Life Insurance Company

to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2019 and 2018.

Dividends or distributions

Cash dividends or distributions paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2019	2018	2017
Paid to Ameriprise Financial	$1,350	$750	$700
Received from RiverSource Life of NY	43	48	50
Received from RTA	100	45	20
Received from RiverSource REO 1, LLC(1)	—	2	—

(1)	RiverSource REO 1, LLC is a wholly owned subsidiary of RiverSource Life Insurance Company which holds foreclosed mortgage loans and real estate.

For dividends and other distributions from the life insurance companies, advance notification was provided to state insurance regulators prior to payments. See Note 15 for additional information.

15.  REGULATORY REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

RiverSource Life Insurance Company received approval from the Minnesota Department of Commerce to apply a permitted statutory accounting practice, effective July 1, 2017 through June 30, 2019, for certain derivative instruments used to economically hedge the interest rate exposure of certain variable annuity products that do not qualify for statutory hedge accounting. The permitted practice is intended to mitigate the impact to statutory surplus from the misalignment between variable annuity statutory reserves, which are not carried at fair value, and the fair value of derivatives used to economically hedge the interest rate exposure of non-life contingent living benefit guarantees.

The permitted practice allowed RiverSource Life Insurance Company to defer a portion of the change in fair value, net investment income and realized gains or losses generated from designated derivatives to the extent the amounts do not offset the current period interest-rate related change in the variable annuity statutory reserve liability. The deferred amount could be amortized over ten years using the straight-line method with the ability to accelerate amortization at management’s discretion. As of June 30, 2019, RiverSource Life Insurance Company elected to accelerate amortization of the net deferred amount associated with its permitted practice.

State insurance statutes contain limitations as to the amount of dividends and other distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, payments in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned surplus aggregated $326 million and $642 million as of December 31, 2019 and 2018, respectively.

In addition, dividends or distributions whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval. Statutory capital and surplus was $2.9 billion and $3.3 billion as of December 31, 2019 and 2018, respectively.

Statutory net gain from operations and net income (loss) for RiverSource Life Insurance Company are summarized as follows:

	Years Ended December 31,
(in millions)	2019	2018	2017
Statutory net gain from operations	$1,505	$1,686	$958
Statutory net income (loss)	786	1,628	222

RiverSource Life Insurance Company

Government debt securities of $4 million as of both December 31, 2019 and 2018 were on deposit with various states as required by law.

16.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments and repurchase agreements are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2019
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$4,181	$—	$4,181	$(2,886)	$(1,214)	$(73)	$8
OTC cleared	21	—	21	(21)	—	—	—
Exchange-traded	81	—	81	(5)	—	—	76
Total derivatives	$4,283	$—	$4,283	$(2,912)	$(1,214)	$(73)	$84

	December 31, 2018
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$2,499	$—	$2,499	$(2,066)	$(390)	$(26)	$17
OTC cleared	34	—	34	(23)	—	—	11
Exchange-traded	14	—	14	(1)	—	—	13
Total derivatives	$2,547	$—	$2,547	$(2,090)	$(390)	$(26)	$41

(1)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2019
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$3,426	$—	$3,426	$(2,886)	$—	$(540)	$—
OTC cleared	41	—	41	(21)	—	—	20
Exchange-traded	11	—	11	(5)	—	—	6
Total derivatives	$3,478	$—	$3,478	$(2,912)	$—	$(540)	$26

RiverSource Life Insurance Company

	December 31, 2018
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$2,419	$—	$2,419	$(2,066)	$(24)	$(328)	$1
OTC cleared	23	—	23	(23)	—	—	—
Exchange-traded	10	—	10	(1)	—	—	9
Total derivatives	2,452	—	2,452	(2,090)	(24)	(328)	10
Repurchase agreements	50	—	50	—	—	(50)	—
Total	$2,502	$—	$2,502	$(2,090)	$(24)	$(378)	$10

(1)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in other assets and other liabilities. Cash collateral pledged by the Company is reflected in other assets and cash collateral accepted by the Company is reflected in other liabilities. Repurchase agreements are reflected in short-term borrowings. See Note 17 for additional disclosures related to the Company’s derivative instruments and Note 12 for additional disclosures related to the Company’s repurchase agreements.

17.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 16 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

The Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2019			December 31, 2018
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in millions)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$57,950	$1,451	$418	$57,185	$789	$422
Equity contracts	60,596	2,812	3,054	51,463	1,704	1,978
Credit contracts	1,386	4	—	1,206	—	18
Foreign exchange contracts	3,251	16	6	4,747	54	34
Total non-designated hedges	123,183	4,283	3,478	114,601	2,547	2,452
Embedded derivatives
GMWB and GMAB(3)	N/A	—	763	N/A	—	328
IUL	N/A	—	881	N/A	—	628
Indexed annuities	N/A	—	46	N/A	—	17
Total embedded derivatives	N/A	—	1,690	N/A	—	973
Total derivatives	$123,183	$4,283	$5,168	$114,601	$2,547	$3,425

N/A Not applicable.

(1)	The fair value of freestanding derivative assets is included in Other assets on the Consolidated Balance Sheets.

RiverSource Life Insurance Company

(2)

The fair value of freestanding derivative liabilities is included in Other liabilities on the Consolidated Balance Sheets. The fair value of GMWB and GMAB, IUL, and indexed annuity embedded derivatives is included in Policyholder account balances, future policy benefits and claims on the Consolidated Balance Sheets.

(3)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2019 included $981 million of individual contracts in a liability position and $218 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2018 included $646 million of individual contracts in a liability position and $318 million of individual contracts in an asset position.

See Note 13 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2019 and 2018, investment securities with a fair value of $84 million and $28 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $84 million and $28 million, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2019 and 2018, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2019 and 2018, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Consolidated Statements of Income:

(in millions)	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year Ended December 31, 2019
Interest rate contracts	$—	$1,100
Equity contracts	117	(1,501)
Credit contracts	—	(73)
Foreign exchange contracts	—	(30)
GMWB and GMAB embedded derivatives	—	(435)
IUL embedded derivatives	(140)	—
Indexed annuities embedded derivatives	(8)	—
Total gain (loss)	$(31)	$(939)

Year Ended December 31, 2018
Interest rate contracts	$—	$(312)
Equity contracts	(49)	306
Credit contracts	—	7
Foreign exchange contracts	—	1
Other contracts	—	(4)
GMWB and GMAB embedded derivatives	—	(377)
IUL embedded derivatives	63	—
Indexed annuities embedded derivatives	3	—
Total gain (loss)	$17	$(379)

Year Ended December 31, 2017
Interest rate contracts	$—	$3
Equity contracts	75	(1,006)
Credit contracts	—	(22)
Foreign exchange contracts	—	(23)
Other contracts	—	(2)
GMWB and GMAB embedded derivatives	—	663
IUL embedded derivatives	(45)	—
Total gain (loss)	$30	$(387)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the exposure related to GMAB and non-life contingent GMWB provisions using options (equity index, interest rate swaptions, etc.), swaps (interest rate, total return, etc.) and futures.

RiverSource Life Insurance Company

The deferred premium associated with certain of the above options and swaptions is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options and swaptions as of December 31, 2019:

(in millions)	Premiums Payable	Premiums Receivable
2020	$214	$133
2021	152	112
2022	204	198
2023	126	58
2024	70	10
2025-2029	351	7
Total	$1,117	$518

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

The Company has a macro hedge program to provide protection against the statutory tail scenario risk arising from variable annuity reserves on its statutory surplus and to cover some of the residual risks not covered by other hedging activities. As a means of economically hedging these risks, the Company may use a combination of futures, options, swaps and swaptions. Certain of the macro hedge derivatives may contain settlement provisions linked to both equity returns and interest rates. The Company’s macro hedge derivatives that contain settlement provisions linked to both equity returns and interest rates, if any, are shown in other contracts in the tables above.

Indexed annuity and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to indexed annuity and IUL products will positively or negatively impact earnings over the life of these products. The equity component of indexed annuity and IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of these products, the Company enters into index options and futures contracts.

Cash Flow Hedges

During the year ended December 31, 2019, the Company held no derivatives that were designated as cash flow hedges. During the years ended December 31, 2019 and 2018, no hedge relationships were discontinued due to forecasted transactions no longer being expected to occur according to the original hedge strategy. For the years ended December 31, 2019, 2018 and 2017, amounts recognized in earnings on derivative transactions that were ineffective were not material. See Note 18 for a summary of net unrealized gains (losses) included in AOCI related to previously designated cash flow hedges.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 16 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2019 and 2018, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $189 million and $91 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2019 and 2018 was $189 million and $90 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of December 31, 2019 and 2018 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil and $1 million, respectively.

RiverSource Life Insurance Company

18.  SHAREHOLDER’S EQUITY

The following tables provide the amounts related to each component of OCI:

	Years Ended December 31, 2019
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$1,360	$(289)	$1,071
Reclassification of net (gains) losses on securities included in net income(2)	2	—	2
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(688)	144	(544)
Net unrealized gains (losses) on securities	674	(145)	529
Total other comprehensive income (loss)	$674	$(145)	$529

	Years Ended December 31, 2018
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(952)	$203	$(749)
Reclassification of net (gains) losses on securities included in net income(2)	(9)	2	(7)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	435	(91)	344
Net unrealized gains (losses) on securities	(526)	114	(412)
Net unrealized gains (losses) on derivatives:
Reclassification of net (gains) losses on derivatives included in net income(3)	1	—	1
Net unrealized gains (losses) on derivatives	1	—	1
Total other comprehensive income (loss)	$(525)	$114	$(411)

	Years Ended December 31, 2017
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$210	$(61)	$149
Reclassification of net (gains) losses on securities included in net income(2)	(44)	15	(29)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(180)	57	(123)
Net unrealized gains (losses) on securities	(14)	11	(3)
Net unrealized gains (losses) on derivatives:
Reclassification of net (gains) losses on derivatives included in net income(3)	5	(2)	3
Net unrealized gains (losses) on derivatives	5	(2)	3
Other	(1)	—	(1)
Total other comprehensive income (loss)	$(10)	$9	$(1)

(1)	Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income (loss) during the period.
(2)	Reclassification amounts are recorded in net realized investment gains (losses).
(3)	Reclassification amounts are recorded in net investment income.

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Company

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in millions)	Net Unrealized Gains (Losses) on Securities	Net Unrealized Gains (Losses) on Derivatives	Other	Total
Balance, January 1, 2017	$461	$(4)	$—	$457
OCI before reclassifications	26	—	(1)	25
Amounts reclassified from AOCI	(29)	3	—	(26)
Total OCI	(3)	3	(1)	(1)
Balance, December 31, 2017	458 (1)	(1)	(1)	456
OCI before reclassifications	(405)	—	—	(405)
Amounts reclassified from AOCI	(7)	1	—	(6)
Total OCI	(412)	1	—	(411)
Balance, December 31, 2018	46 (1)	—	(1)	45
OCI before reclassifications	527	—	—	527
Amounts reclassified from AOCI	2	—	—	2
Total OCI	529	—	—	529
Balance, December 31, 2019	$575 (1)	$—	$(1)	$574

(1)	Includes nil of noncredit related impairments on securities and net unrealized gains (losses) on previously impaired securities as of each December 31, 2019, 2018 and 2017.

19.  INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in millions)	2019	2018	2017
Current income tax
Federal	$210	$35	$158
State	8	3	1
Total current income tax	218	38	159
Deferred income tax
Federal	(271)	(1)	103
State	(7)	(2)	(2)
Total deferred income tax	(278)	(3)	101
Total income tax provision	$(60)	$35	$260

On December 22, 2017, the Tax Act was signed into law. The provision for income taxes for the year ended December 31, 2017 included an expense of $140 million due to the enactment of the Tax Act. The $140 million expense included a $136 million expense for the remeasurement of deferred tax assets and liabilities to the Tax Act’s statutory rate of 21% and a $4 million expense for the remeasurement of tax contingencies, specifically state tax contingencies and interest accrued for tax contingencies. In 2018, the Company finalized its accounting related to the Tax Act and determined no adjustments were necessary.

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rates of 21% for 2019 and 2018 and 35% for 2017 were as follows:

	Years Ended December 31,
	2019	2018	2017
Tax at U.S. statutory rate	21.0%	21.0%	35.0%
Changes in taxes resulting from:
Low income housing tax credits	(15.3)	(8.5)	(7.4)
Foreign tax credit, net of addback	(9.5)	(2.8)	(2.7)
Dividend received deduction	(7.6)	(4.2)	(12.9)
Audit adjustments	(1.4)	—	—
Uncertain tax positions	1.8	—	—
Impact of Tax Act	—	(1.1)	14.0
Taxes applicable to prior years	—	(1.1)	—
Other, net	(0.4)	0.4	—
Income tax provision	(11.4)%	3.7%	26.0%

RiverSource Life Insurance Company

The decrease in the Company’s effective tax rate for the year ended December 31, 2019 compared to 2018 is primarily due to the lower pre-tax income relative to tax preferred items. The decrease in the Company’s effective tax rate for the year ended December 31, 2018 compared to 2017 was primarily the result of the decrease in the federal statutory rate and a $140 million expense in 2017 due to provisions of the Tax Act and an increase in low income housing credits, partially offset by lower levels of the dividends received deduction.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2019 and 2018. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within other assets or other liabilities on the Consolidated Balance Sheets, were as follows:

	December 31,
(in millions)	2019	2018
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$940	$705
Investment related	210	144
Other	12	14
Gross deferred income tax assets	1,162	863
Less: valuation allowance	11	11
Total deferred income tax assets	1,151	852
Deferred income tax liabilities
Deferred acquisition costs	446	423
Net unrealized gains on Available-for-Sale securities	182	37
Deferred sales inducement costs	50	53
Other	13	12
Gross deferred income tax liabilities	691	525
Net deferred income tax assets	$460	$327

Included in the Company’s deferred income tax assets are tax benefits primarily related to state net operating losses of $9 million, net of federal benefit, which will expire beginning December 31, 2020. Based on analysis of the Company’s tax position, management believes it is more likely than not that the Company will not realize certain state net operating losses of $9 million and state deferred tax assets of $2 million; therefore, a valuation allowance of $11 million has been established.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in millions)	2019	2018	2017
Balance at January 1	$19	$14	$59
Additions based on tax positions related to the current year	1	5	5
Additions for tax positions of prior years	34	1	—
Reductions for tax positions of prior years	(4)	(1)	(50)
Audit settlements	(11)	—	—
Balance at December 31	$39	$19	$14

If recognized, approximately $17 million, $8 million and $5 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2019, 2018 and 2017, respectively, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by approximately $30 million in the next 12 months primarily due to Internal Revenue Service (“IRS”) settlements and state exams.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $1 million in interest and penalties for the year ended December 31, 2019, a net decrease of nil, and $1 million in interest and penalties for the years ended December 31, 2018 and 2017, respectively. The Company had a payable of $2 million and $1 million related to accrued interest and penalties as of December 31, 2019 and 2018, respectively.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. In the third quarter of 2019, the federal statutes of limitation closed for the 2014 and 2015 tax years. Ameriprise Financial’s tax returns for 2014 and 2015 are effectively settled except for one issue which was claimed on amended returns filed in the second quarter of 2019. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2016 and 2017. Ameriprise Financial’s or the Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 2009 through 2017.

RiverSource Life Insurance Company

20.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

The following table presents the Company’s funding commitments as of December 31:

(in millions)	2019	2018
Commercial mortgage loans	$59	$50
Affordable housing and other real estate partnerships	22	59
Total funding commitments	$81	$109

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2019, these guarantees range from 1% to 5%.

Contingencies

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. The Company has cooperated and will continue to cooperate with the applicable regulators.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its consolidated financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

Guaranty Fund Assessments

RiverSource Life Insurance Company and RiverSource Life of NY are required by law to be a member of the guaranty fund association in every state where they are licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”) and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of both December 31, 2019 and 2018, the estimated liability was $12 million. As of December 31, 2019 and 2018, the related premium tax asset was $10 million and $11 million, respectively. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

S-6333 CG (5/20)

PART C: OTHER INFORMATION

Item 26. Exhibits - Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

(a)(1) Copy of Resolution of Board of Directors of IDS Life Insurance Company establishing the Trust, adopted May 9, 1985, is filed electronically herewith.

(a)(2) Copy of Resolution of Board of Directors of IDS Life Insurance Company reconstituting the Trust, adopted October 16, 1985, is filed electronically herewith.

(a)(3) Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for the IDS Life Insurance Company adopted December 8, 2006, for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed as Exhibit (a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(b)Not applicable.

(c)Form of Principal Underwriter Agreement for RiverSource Life Insurance Company for Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated herein by reference.

(d)(1) Copy of Flexible Premium Variable Adjustable Life Insurance Policy (VUL 6) filed electronically as Exhibit (d)(1) to Initial Registration Statement File No. 333-227506 on or about September 24, 2018 is incorporated herein by reference.

(d)(2) Copy of Waiver of Monthly Deduction Rider for Total Disability filed electronically as Exhibit (d)(2) to Initial Registration Statement on Form N- 6 on or about June 27, 2012 is incorporated herein by reference.

(d)(3) Copy of Waiver of Premium Rider for Total Disability filed electronically as Exhibit (d)(3) to Initial Registration Statement File No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.

(d)(4) Copy of Children's Level Term Insurance Rider filed electronically as Exhibit (d)(4) to Initial Registration Statement File No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.

(d)(5) Copy of Accidental Death Benefit Rider filed electronically as Exhibit (d)(5) to Initial Registration Statement File No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.

(d)(6) Copy of Accelerated Death Benefit Rider for Terminal Illness

filed electronically as Exhibit (d)(6) to Initial Registration Statement File No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.

(d)(7) Copy of Automatic Increase Benefit Rider filed electronically as Exhibit (d)(7) to Initial Registration Statement File No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.

(d)(8) Copy of Overloan Protection Benefit filed electronically as Exhibit

(d)(9) to Initial Registration Statement on Form N-6 on or about June 27, 2012 is incorporated herein by reference.

(d)(9) Copy of AdvanceSource(R) Accelerated Benefit Rider for Chronic Illness filed electronically as Exhibit (d)(8) to Post-Effective Amendment No. 39 to Registration Statement No. 333-69777 is incorporated herein by reference.

(d)(10) Copy of Endorsement to the Flexible Premium Variable Life Insurance Policy (VUL IV/VUL IV-ES) filed electronically as Exhibit (d)(9) to Post- Effective Amendment No. 39 to Registration Statement No. 333-69777 is incorporated herein by reference.

(d)(11) Copy of Indexed Account Endorsement filed electronically as Exhibit

(d)(12) to Post-Effective Amendment No. 6 to Registration Statement No. 333- 182361 on or about June 10, 2016 is incorporated herein by reference.

(d)(12) Copy of Accounting Value Increase Rider filed electronically as Exhibit (d)(13) to Post-Effective Amendment No. 6 to Registration Statement No. 333-182361 on or about June 10, 2016 is incorporated herein by reference.

(d)(13) Copy of Death Benefit Option 3 Endorsement filed electronically as Exhibit (d)(14) to Post-Effective Amendment No. 6 to Registration Statement No. 333-182361 on or about June 10, 2016 is incorporated herein by reference.

(d)(14) Copy of AdvanceSource(R) Accelerated Benefit Rider for Long-Term Care filed electronically as Exhibit (d)(14) to Post-Effective Amendment No. 2 to Registration Statement No. 333-227506 is incorporated herein by reference.

(e)(1) Form of Application for Life and Disability Income Insurance filed electronically as Exhibit (e)(1) to Initial Registration Statement to Registration Statement File No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.

(e)(2)Form of Application for AdvanceSource (R) Accelerated Benefit Rider filed electronically as Exhibit (e)(2) to Initial Registration Statement File No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.

(e)(3) Form of Application for AdvanceSource(R)Accelerated Benefit Rider for Long-Term Care filed electronically as Exhibit (e)(3) to Post-Effective Amendment No. 2 to Registration Statement No. 333-227506 is incorporated herein by reference.

(e)(4) Form of Distribution of Policy Value Endorsement filed electronically as Exhibit (e)(4) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227506 is incorporated herein by reference.

(f)(1) Copy of Certificate of Incorporation of IDS Life Insurance Company, dated July 23, 1957, is filed electronically herewith.

(f)(2) Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(f)(3) Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(g)(1) Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1011 is filed electronically herewith.

(g)(2) Redacted copy of the Second Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1011 is filed electronically herewith.

(g)(3) Redacted copy of the Third Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1011 is filed electronically herewith.

(g)(4) Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1011 is filed electronically herewith.

(g)(5) Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1021 is filed electronically herewith.

(g)(6) Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1021 is filed electronically herewith.

(g)(7) Redacted copy of the Second Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1021 is filed electronically herewith.

(g)(8) Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1031 is filed electronically herewith.

(g)(9) Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 is filed electronically herewith.

(g)(10) Redacted copy of the Second Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 is filed electronically herewith.

(g)(11) Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 is filed electronically herewith.

(g)(12) Redacted copy of the Eighth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 is filed electronically herewith.

(g)(13) Redacted copy of the Ninth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 is filed electronically herewith.

(g)(14) Redacted copy of the Twelfth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 is filed electronically herewith.

(g)(15) Redacted copy of the Fourteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 is filed electronically herewith.

(g)(16) Redacted copy of the Fifteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 is filed electronically herewith.

(g)(17) Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1041 is filed electronically herewith.

(g)(18) Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 is filed electronically herewith.

(g)(19) Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 is filed electronically herewith.

(g)(20) Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 is filed electronically herewith.

(g)(21) Redacted copy of the Sixth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 is filed electronically herewith.

(g)(22) Redacted copy of the Ninth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 is filed electronically herewith.

(g)(23) Redacted copy of the Tenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 is filed electronically herewith.

(g)(24) Redacted copy of the Eleventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 is filed electronically herewith.

(g)(25) Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1051 is filed electronically herewith.

(g)(26) Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 is filed electronically herewith.

(g)(27) Redacted copy of the Sixth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 is filed electronically herewith.

(g)(28) Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 is filed electronically herewith.

(g)(29) Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 is filed electronically herewith.

(g)(30) Redacted copy of the Seventeenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 is filed electronically herewith.

(g)(31) Redacted copy of the Eighteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 is filed electronically herewith.

(g)(32) Redacted copy of the Twentieth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 is filed electronically herewith.

(g)(33) Redacted copy of the Twenty-First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 is filed electronically herewith.

(g)(34) Redacted copy of the Twenty-Third Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 is filed electronically herewith.

(g)(35) Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1061 is filed electronically herewith.

(g)(36) Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 is filed electronically herewith.

(g)(37) Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 is filed electronically herewith.

(g)(38) Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 is filed electronically herewith.

(g)(39) Redacted copy of the Fourteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 is filed electronically herewith.

(g)(40) Redacted copy of the Fifteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 is filed electronically herewith.

(g)(41) Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 is filed electronically herewith.

(g)(42) Redacted copy of the Eighteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 is filed electronically herewith.

(g)(43) Redacted copy of the Twentieth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 is filed electronically herewith.

(g)(44) Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1071 is filed electronically herewith.

(g)(45) Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 is filed electronically herewith.

(g)(46) Redacted copy of the Sixth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 is filed electronically herewith.

(g)(47) Redacted copy of the Ninth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 is filed electronically herewith.

(g)(48) Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 is filed electronically herewith.

(g)(49) Redacted copy of the Seventeenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 is filed electronically herewith.

(g)(50) Redacted copy of the Eighteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 is filed electronically herewith.

(g)(51) Redacted copy of the Twentieth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 is filed electronically herewith.

(g)(52) Redacted copy of the Twenty-Second Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 is filed electronically herewith.

(h)(1) Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Company filed electronically as Exhibit 8.6 to RiverSource Variable Annuity Account's Post- Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008, is incorporated herein by reference.

(h)(2) Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit (h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(3) Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Company filed electronically as Exhibit 8.21 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated herein by reference.

(h)(4) Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.19 to RiverSource Variable Account 10's Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(5) Copy of Amended and Restated Participation Agreement dated August 1, 2005, by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York and Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) filed electronically as Exhibit (h)(10) to Post-Effective Amendment No. 27 to Registration Statement No. 333-69777 is incorporated herein by reference.

(h)(6) Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and Janus Aspen Series filed electronically as Exhibit 27(h)(12) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(h)(7) Copy of Amended and Restated Participation Agreement among MFS Variable Insurance Trust, IDS Life Insurance Company, American Enterprise Life Insurance Company and Massachusetts Financial Services Company, dated June 9, 2006, filed electronically as Exhibit (h)(14) to Post-Effective Amendment No. 30 to Registration Statement No. 333-69777 is incorporated herein by reference.

(h)(8) Copy of Fund Participation Agreement dated April 2, 2007, among RiverSource Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.11 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008, is incorporated herein by reference.

(h)(9) Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Enterprise Life Insurance Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h)

(20)to Post-Effective Amendment No. 28 to Registration Statement No. 333- 69777 is incorporated herein by reference.

(h)(10) Copy of Participation Agreement by and among Wells Fargo Variable Trust and RiverSource Life Insurance Company, RiverSource Distributors, Inc. and Wells Fargo Funds Distributor, LLC dated January 1, 2007, filed electronically as Exhibit (h)(21) to Post-Effective Amendment No. 30 to Registration Statement No. 333-69777 is incorporated herein by reference.

(h)(11) Copy of Fund Participation Agreement dated May 1, 2006, among American Enterprise Life Insurance Company, IDS Life Insurance Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 27(h) (22) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(h)(12) Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

(h)(13) Copy of Fund Participation Agreement dated April 26, 2012 by and among RiverSource Life Insurance Company, BlackRock Variable Series Funds, Inc. and BlackRock Investments, LLC filed electronically as Exhibit 8.3 to RiverSource Variable Account 10's Post-Effective Amendment No. 1 to Registration Statement No. 333-179398 is incorporated herein by reference.

(h)(14) Copy of Fund Participation Agreement dated April 26, 2012 by and among RiverSource Life Insurance Company, RiverSource Distributors, Inc., DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, DWS Investments Distributors, Inc. and Deutsche Investment Management Americas Inc. filed electronically as Exhibit 8.5 to RiverSource Variable Account 10's Post-Effective Amendment No. 1 to Registration Statement No. 333-179398 is incorporated herein by reference.

(h)(15) Copy of Fund Participation Agreement dated March 2, 2006, by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management, Inc. and IDS Life Insurance Company filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(16) Copy of Fund Participation Agreement dated April 30, 2013, by and among ALPS Variable Investment Trust, ALPS Portfolio Solutions Distributor, Inc., and RiverSource Life Insurance Company filed electronically as exhibit

8.16to RiverSource Variable Account 10's Post-Effective Amendment No. 4 to Registration Statement No. 333-179398 is incorporated herein by reference.

(h)(17) Copy of Amended and Restated Participation Agreement dated September 1, 2006, by and among IDS Life Insurance Company, Legg Mason Partners

Variable	Portfolios I, Inc. (formerly Salomon Brothers Variable Series Fund,
Inc.),	Legg Mason Partners Variable Portfolios II, Inc. (formerly Greenwich
Street	Series Fund, formerly Smith Barney Series Fund, formerly Smith
Barney	Shearson Series Fund, formerly Shearson Series Fund), Legg Mason
Partners	Variable Portfolios III, Inc. (formerly Travelers Series Fund

Inc., formerly Smith Barney Travelers Series Fund Inc.) and Legg Mason Investor

Services, LLC filed electronically as Exhibit 8.15 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(18) Copy of Fund Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Distributors, Inc. and Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as Exhibit (h)(26) to Post-Effective Amendment No. 30 to Registration Statement No. 333-69777 is incorporated herein by reference.

(h)(19) Copy of Amended and Restated Participation Agreement dated May 1, 2006, among The Universal Institutional Funds, Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Distribution, Inc., American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as Exhibit 8.24 to RiverSource Variable Account 10's Post- Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(20) Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, and Ameriprise Financial Services, Inc. filed electronically as Exhibit

27(h) (1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(i)Not applicable.

(j)Not applicable.

(k)Consent and Opinion of Counsel is filed electronically herewith.

(l)Not applicable.

(m)Not applicable.

(n)Consent of Independent Registered Public Accounting Firm for VUL 6 is filed electronically herewith.

(o)Not applicable.

(p)Not applicable.

(q)RiverSource Life Insurance Company's Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit (q) to Post-Effective Amendment No. 28 to Registration Statement No. 33-62457 is incorporated herein by reference.

(r)Power of Attorney to sign Amendments to this Registration Statement, dated March 5, 2020 filed electronically as Exhibit 13 to RiverSource Variable Account 10's Post-Effective Amendment No. 2 to Registration Statement No.333-230376, is incorporated herein by reference.

Item 27. Directors and Officers of the Depositor

Directors and Officers of the Depositor RiverSource Life Insurance Company

Name	Principal Business Address* Position and Offices
With Depositor
----------------------------------------- -----------------------------
John R. Woerner	Chairman of the Board and
President
Gumer C. Alvero	Director and Executive
Vice President – Annuities
Michael J. Pelzel	Senior Vice President – Corporate
Tax
Stephen P. Blaske	Director, Senior Vice President
and Chief Actuary
Shweta Jhanji	Senior Vice President and Treasurer
Colin J. Lundgren	Director
Brian J. McGrane	Director, Executive Vice
President and Chief Financial
Officer
Thomas R. Moore	Secretary
Jeninne C. McGee	Director
Jeanne P. Stadtlander	Senior Vice President and Controller
Mark Gorham	Vice President – Insurance Product
Development
Lynn Abbott	Vice President – National Sales Manager
and Fund Management

*The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.

Parent Company	Incorp State

Ameriprise Financial, Inc.	DE

Subsidiary Name	Incorp State
Ameriprise Advisor Capital, LLC	DE
Ameriprise Advisor Financing, LLC	DE
Ameriprise Bank, FSB	DE
Ameriprise Capital Trust I	DE
Ameriprise Capital Trust II	DE
Ameriprise Capital Trust III	DE
Ameriprise Capital Trust IV	DE
Ameriprise Captive Insurance Company	VT
Ameriprise Certificate Company	DE
Investors Syndicate Development Corporation	NV
Ameriprise Holdings, Inc.	DE
Ameriprise India LLP	India
Ameriprise India Partner, LLC1	DE

Ameriprise India Private Limited	India
Ameriprise Trust Company	MN
AMPF Holding Corporation	MI
American Enterprise Investment Services Inc.2	MN
Ameriprise Financial Services, LLC2	DE
AMPF Property Corporation	MI
Investment Professionals, Inc.2	TX
Columbia Management Investment Advisers, LLC	MN
Advisory Capital Strategies Group Inc.	MN
Columbia Wanger Asset Management, LLC	DE
Emerging Global Advisors, LLC	DE
GA Legacy, LLC	DE
J. & W. Seligman & Co. Incorporated	DE
Columbia Management Investment Distributors, Inc.2	DE
Seligman Partners, LLC3	DE
Lionstone BBP Limited Partner, LLC	DE
Houston BBP, L.P.	4	DE

Lionstone Partners,	TX
LLC

Cash Flow Asset Management GP, LLC	TX
Cash Flow Asset Management, L.P.5	TX
CREA Special VAD Limited Partner, LLC	DE
Lionstone Advisory Services, LLC	TX
Lionstone CFRE II Real Estate Advisory, LLC	DE
Lionstone Development Services, LLC	TX
LPL 1111 Broadway GP, LLC	TX
LPL 1111 Broadway, L.P.6	TX
Lionstone VA Five, LLC	7	DE

Lionstone US Value-Add Five, L.P.	8	DE

RiverSource CDO Seed Investments,	MN
LLC

Columbia Management Investment Services Corp.	MN
RiverSource Distributors, Inc.2	DE
RiverSource Life Insurance Company	MN
RiverSource Life Insurance Co. of New York	NY
RiverSource NY REO, LLC	NY

RiverSource REO 1, LLC	MN
RiverSource Tax Advantaged Investments, Inc.	DE
AEXP Affordable Housing Portfolio, LLC9	DE
Ameriprise International Holdings GmbH	Switzerland
Ameriprise Asset Management Holdings GmbH	Switzerland
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Singapore
Ameriprise Asset Management Holdings Hong Kong Limited	Hong Kong
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
Columbia Threadneedle Malaysia Sdn Bhd.	Malaysia
Threadneedle Investments Singapore (Pte.) Ltd	Singapore

Threadneedle EMEA Holdings 1, LLC	MN
Threadneedle Asset Management Holdings Sàrl	Luxembourg
CTM Holdings Limited	Malta
Columbia Threadneedle Investments (ME) Limited	Dubai
TAM Investment Limited	England
Threadneedle Holdings Limited	England
TAM UK Holdings Limited	England
Threadneedle Asset Management Holdings Limited	England
Columbia Threadneedle Foundation	England
TC Financing	England
Limited

Threadneedle Asset Management	England
Limited

Threadneedle Investment Services Limited	England
Threadneedle Asset Management (Nominees) Limited	England
Convivo Asset Management Limited	England
Sackville TIPP Property (GP) Limited	England
Threadneedle Investment Advisors Limited	England
Threadneedle Portfolio Managers Limited	England
Threadneedle Asset Management Finance Limited	England
TMS Investment Limited	Jersey
Threadneedle International Fund Management Limited	England
Threadneedle International Limited	England

Threadneedle Investments (Channel Islands) Limited	England
Threadneedle Investments Limited	England
Threadneedle Management Services Limited	England
Threadneedle Capital Management Limited	England
Threadneedle Pension Trustees Limited	England
Threadneedle Securities Limited	England
Threadneedle Navigator ISA Manager Limited	England

Threadneedle Pensions Limited	England
Threadneedle Portfolio Services AG	Switzerland
Threadneedle Portfolio Services Limited	England
Threadneedle Property Investments Limited	England
Sackville (CTESIF) GP Sàrl	Luxembourg
Sackville LCW (GP) Limited	England
Sackville LCW Sub LP 1 (GP) Limited	England
Sackville LCW Nominee 1 Limited	England
Sackville LCW Nominee 2 Limited	England
Sackville LCW Sub LP 2 (GP) Limited	England
Sackville LCW Nominee 3 Limited	England
Sackville LCW Nominee 4 Limited	England
Sackville Property (GP) Limited	England
Sackville Property Curtis (Jersey GP) Limited	Jersey
Sackville Property Hayes (Jersey GP) Limited	Jersey
Sackville UKPEC6 Hayes Nominee 1 Limited	Jersey
Sackville UKPEC6 Hayes Nominee 2 Limited	Jersey
Sackville Property St James (Jersey GP) Limited	Jersey
Sackville UKPEC9 St James Nominee 1 Limited	Jersey
Sackville UKPEC9 St James Nominee 2 Limited	Jersey
Sackville Property Tower (Jersey GP) Limited	Jersey
Sackville UKPEC7 Tower Nominee 1 Limited	Jersey
Sackville UKPEC7 Tower Nominee 2 Limited	Jersey
Sackville Property Victoria (Jersey GP) Limited	Jersey
Sackville UKPEC8 Victoria Nominee 1 Limited	Jersey
Sackville UKPEC8 Victoria Nominee 2 Limited	Jersey
Sackville Property Victoria (Jersey GP) Limited	Jersey
Sackville SPF IV Property (GP) Limited	England
Sackville SPV IV (GP) No. 1 Limited	England
Sackville SPV IV (GP) No. 2 Limited	England
Sackville SPF IV (GP) No. 3 Limited	England
Sackville Tandem Property (GP) Limited	England
Sackville TPEN Property (GP) Limited	England
Sackville TPEN Property Nominee (2) Limited	England
Sackville TPEN Property Nominee Limited	England
Sackville TSP Property (GP) Limited	England
Sackville UK Property Select II (GP) Limited	England
Sackville UK Property Select II (GP) No.1 Limited	England
Sackville UK Property Select II Nominee (1) Limited	England
Sackville UK Property Select II (GP) No.2 Limited	England
Sackville UK Property Select II Nominee (2) Limited	England
Sackville UK Property Select II (GP) No.3 Limited	England
Sackville UK Property Select II Nominee (3) Limited	England
Sackville UKPEC1 Leeds (GP) Limited	England
Sackville UKPEC1 Leeds Nominee 1 Limited	England
Sackville UKPEC1 Leeds Nominee 2 Limited	England

Sackville UKPEC2 Galahad (GP) Limited	England
Sackville UKPEC3 Croxley (GP) Limited	England
Sackville UKPEC3 Croxley Nominee 1 Limited	England
Sackville UKPEC3 Croxley Nominee 2 Limited	England
Sackville UKPEC4 Brentford (GP) Limited	England
Threadneedle Property Execution 1 Limited	England
Threadneedle Property Execution 2 Limited	England
Threadneedle UK Property Equity Club PCC	Jersey
Threadneedle UK Property Equity II Asia 1 PC	Jersey
Threadneedle UK Property Equity II ROW 1 PC	Jersey
Threadneedle International Investments GmbH	Switzerland
Threadneedle Management Luxembourg S.A.	Luxembourg
Threadneedle Unit Trust Manager Limited	England

1 This entity has three partners: Ameriprise Financial, Inc. owns a 100% profit sharing ratio with capital contribution of 124,078,760 INR
(Indian currency=rupees) & 10 INR are owned each by Columbia Management Investment Advisers, LLC & Ameriprise India Partner, LLC.

2 Registered Broker-Dealer.

3 This entity is managed by members of onshore hedge fund feeders

4 This entity is owned by: Lionstone BBP Limited Partner, LLC (2%) & Teacher Retirement System of Texas (98%)

5 This entity is owned by: Lionstone Partners, LLC (99%) & Cash Flow Asset Management GP, LLC (1%).

6 This entity is owned by: Lionstone Partners, LLC (99.9%) & LPL 1111 Broadway GP, LLC (0.17 This entity is owned by: Columbia Management Investment
Advisers, LLC (83.333%) & Lionstone LVA5 Holdings, LLC (16.667%)
7 This entity is owned by: Columbia Management Investment Advisers, LLC (83.333%) & Lionstone LVA5 Holdings, LLC (16.667%7 This entity is owned by:
Columbia Management Investment Advisers, LLC (83.333%) & Lionstone LVA5 Holdings, LLC (16.667%)

8 This entity is owned by: Lionstone VA Five, LLC (3%); Teacher Retirement System of Texas (44.1%); California State Teachers' Retirement System
(44.1%); William Marsh Rice University (8.8%)

9 One-third of this entity is owned by American Express Travel Related Services.

Item 29. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) RiverSource Distributors, Inc. acts as principal underwriter for:

RiverSource Variable Annuity Account 1

RiverSource Variable Annuity Account

RiverSource Account F

RiverSource Variable Annuity Fund A

RiverSource Variable Annuity Fund B

RiverSource Variable Account 10

RiverSource Account SBS

RiverSource MVA Account

RiverSource Account MGA

RiverSource Account for Smith Barney

RiverSource Variable Life Separate Account

RiverSource Variable Life Account

RiverSource of New York Variable Annuity Account

RiverSource of New York Variable Annuity Account 1

RiverSource of New York Variable Annuity Account 2

RiverSource of New York Account 4

RiverSource of New York Account 7

RiverSource of New York Account 8

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal	Positions and Offices
Business Address*	with Underwriter
------------------------	----------------------------------
Lynn Abbott	President
Gumer C. Alvero	Director and Executive Vice President
Shweta Jhanji	Senior Vice President and Treasurer
Thomas R. Moore	Secretary
Mark D. Scalercio	Vice President
Michael S. Mattox	Chief Financial Officer
John R. Woerner	Chairman of the Board and
Chief Executive Officer

*Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN 55474

(c)

RiverSource Distributors, Inc., the principal underwriter during Registrant's last fiscal year, was paid the following commissions:

NAME OF	NET UNDERWRITING	COMPENSATIO	BROKERAGE	OTHER
PRINCIPAL	DISCOUNTS AND	N ON	COMMISSION	COMPENSATIO
UNDERWRITER	COMMISSIONS	REDEMPTION	S	N

RiverSource	$399,982,525	None	None	None
Distributors,
Inc.

Item 31. Location of Accounts and Records

The accounts and records of the Registrant are located at the offices of the Depositor RiverSource Life Insurance Company at 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

The Depositor represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota on the 27th day of April, 2020.

RiverSource Variable Life Separate Account (Registrant)

By: RiverSource Life Insurance Company (Depositor)

By /s/ John R. Woerner*

-----------------------------------

John R. Woerner

Chairman of the Board and President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of April, 2020.

/s/ John R. Woerner*	Chairman of the Board and
-------------------------	President
John R. Woerner
/s/ Gumer C. Alvero*	Director and Executive
--------------------	Vice President - Annuities
Gumer C. Alvero

/s/ Michael J. Pelzel*	Senior Vice President –
--------------------------	Corporate Tax
Michael J. Pelzel
/s/ Brian J. McGrane*	Director, Executive Vice
-------------------------------------	President and Chief
Brian J. McGrane	Financial Officer
/s/ Shweta Jhanji*
----------------------------------	Senior Vice President and Treasurer
Shweta Jhanji
/s/ Stephen P. Blaske*	Director, Senior Vice
-------------------------------------	President and Chief Actuary
Stephen P. Blaske
/s/ Jeninne C. McGee*	Director
-------------------------------------
Jeninne C. McGee
/s/ Colin J. Lundgren*	Director
-------------------------------------
Colin J. Lundgren
/s/ Jeanne P. Stadtlander*	Senior Vice President and
------------------------------------	Controller
Jeanne P. Stadtlander

*Signed pursuant to Power of Attorney dated March 5, 2020 filed electronically as Exhibit 13 to RiverSource Variable Account 10's Post-

Effective Amendment No. 2 to Registration Statement No.333-230376 on or about April 22, 2020, by:

/s/ Dixie Carroll

-------------------------

Dixie Carroll

Assistant General Counsel and Assistant Secretary

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 4 TO

REGISTRATION STATEMENT NO. 333-227506

This Registration Statement is comprised of the following papers and documents:

The Cover Page.

Part A. Prospectus for:

RiverSource (R) Variable Universal Life 6 Insurance.

Part B.

The combined Statement of Additional Information and Financial Statements relating to RiverSource Variable Life Separate Account.

Part C.

Other Information.

Signatures.

Exhibits.

EXHIBIT INDEX

(a)(1) Resolution of Board of Directors of IDS Life Insurance Company establishing the Trust

(a)(2) Resolution of Board of Directors of IDS Life Insurance Company reconstituting the Trust

(g)(1) Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer

(g)(2) Redacted copy of the Second Amendment to the Automatic YRT Reinsurance Agreement

(g)(3) Redacted copy of the Third Amendment to the Automatic YRT Reinsurance Agreement

(g)(4) Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement

(g)(5) Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer

(g)(6) Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement

(g)(7) Redacted copy of the Second Amendment to the Automatic YRT Reinsurance Agreement

(g)(8) Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer

(g)(9) Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement

(g)(10) Redacted copy of the Second Amendment to the Automatic YRT Reinsurance Agreement

(g)(11) Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement

(g)(12) Redacted copy of the Eighth Amendment to the Automatic YRT Reinsurance Agreement

(g)(13) Redacted copy of the Ninth Amendment to the Automatic YRT Reinsurance Agreement

(g)(14) Redacted copy of the Twelfth Amendment to the Automatic YRT Reinsurance Agreement

(g)(15) Redacted copy of the Fourteenth Amendment to the Automatic YRT Reinsurance Agreement

(g)(16) Redacted copy of the Fifteenth Amendment to the Automatic YRT Reinsurance Agreement

(g)(17) Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer

(g)(18) Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement

(g)(19) Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement

(g)(20) Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement

(g)(21) Redacted copy of the Sixth Amendment to the Automatic YRT Reinsurance Agreement

(g)(22) Redacted copy of the Ninth Amendment to the Automatic YRT Reinsurance Agreement

(g)(23) Redacted copy of the Tenth Amendment to the Automatic YRT Reinsurance

Agreement

(g)(24) Redacted copy of the Eleventh Amendment to the Automatic YRT Reinsurance Agreement

(g)(25) Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer

(g)(26) Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement

(g)(27) Redacted copy of the Sixth Amendment to the Automatic YRT Reinsurance Agreement

(g)(28) Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement

(g)(29) Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement

(g)(30) Redacted copy of the Seventeenth Amendment to the Automatic YRT Reinsurance Agreement

(g)(31) Redacted copy of the Eighteenth Amendment to the Automatic YRT Reinsurance

(g)(32) Redacted copy of the Twentieth Amendment to the Automatic YRT Reinsurance Agreement

(g)(33) Redacted copy of the Twenty-First Amendment to the Automatic YRT Reinsurance Agreement

(g)(34) Redacted copy of the Twenty-Third Amendment to the Automatic YRT Reinsurance Agreement

(g)(35) Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer

(g)(36) Redacted copy of the General Amendment to the Automatic YRT

Reinsurance Agreement

(g)(37) Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement

(g)(38) Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement

(g)(39) Redacted copy of the Fourteenth Amendment to the Automatic YRT Reinsurance Agreement

(g)(40) Redacted copy of the Fifteenth Amendment to the Automatic YRT Reinsurance Agreement

(g)(41) Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement

(g)(42) Redacted copy of the Eighteenth Amendment to the Automatic YRT Reinsurance Agreement

(g)(43) Redacted copy of the Twentieth Amendment to the Automatic YRT Reinsurance Agreement

(g)(44) Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer

(g)(45) Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement

(g)(46) Redacted copy of the Sixth Amendment to the Automatic YRT Reinsurance Agreement

(g)(47) Redacted copy of the Ninth Amendment to the Automatic YRT Reinsurance Agreement

(g)(48) Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement

(g)(49) Redacted copy of the Seventeenth Amendment to the Automatic YRT

Reinsurance Agreement

(g)(50) Redacted copy of the Eighteenth Amendment to the Automatic YRT Reinsurance Agreement

(g)(51) Redacted copy of the Twentieth Amendment to the Automatic YRT Reinsurance Agreement

(g)(52) Redacted copy of the Twenty-Second Amendment to the Automatic YRT Reinsurance Agreement

(k)Consent and Opinion of Counsel

(n) Consent of Independent Registered Public Accounting Firm for VUL 6